UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: April 30

Date of reporting period: April 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Columbia Funds Series Trust I

Item 1. Reports to Stockholders.

Annual Report
April 30, 2017
Columbia Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Bond Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Bond Fund   |  Annual Report 2017

Columbia Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Bond Fund (the Fund) seeks current income, consistent with minimal fluctuation of principal.
Portfolio management
Carl Pappo, CFA
Lead manager
Managed Fund since 2010
Jason Callan
Co-manager
Managed Fund since January 2016
Average annual total returns (%) (for the period ended April 30, 2017)
		Inception	1 Year	5 Years	10 Years
Class A *	Excluding sales charges	03/31/08	1.34	2.08	3.98
	Including sales charges		-3.42	1.09	3.47
Class B *	Excluding sales charges	03/07/11	0.58	1.32	3.21
	Including sales charges		-4.27	0.98	3.21
Class C *	Excluding sales charges	03/31/08	0.59	1.39	3.26
	Including sales charges		-0.39	1.39	3.26
Class R *		11/16/11	1.09	1.83	3.65
Class R4 *		11/08/12	1.48	2.33	4.24
Class R5 *		11/08/12	1.58	2.41	4.28
Class T *	Excluding sales charges	09/27/10	1.34	2.10	4.00
	Including sales charges		-1.15	1.58	3.74
Class V *	Excluding sales charges	03/07/11	1.44	2.18	4.09
	Including sales charges		-3.33	1.19	3.58
Class Y *		07/15/09	1.63	2.50	4.34
Class Z		01/09/86	1.60	2.34	4.25
Bloomberg Barclays U.S. Aggregate Bond Index			0.83	2.27	4.30
Returns for Class A and Class V are shown with and without the maximum initial sales charge of 4.75%. Prior to January 24, 2017, Class V shares were known as Class T shares. Class V shares have no relation to, or connection with, the Fund’s current Class T shares, which were renamed and re-designated from Class W shares effective March 27, 2017, as described below. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were sold without a sales charge. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Bond Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2007 — April 30, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2017)
Asset-Backed Securities — Agency	3.5
Asset-Backed Securities — Non-Agency	15.6
Commercial Mortgage-Backed Securities - Agency	1.5
Commercial Mortgage-Backed Securities - Non-Agency	3.9
Common Stocks	0.0 (a)
Corporate Bonds & Notes	22.9
Foreign Government Obligations	0.9
Money Market Funds	0.5
Municipal Bonds	2.1
Preferred Debt	0.1
Residential Mortgage-Backed Securities - Agency	24.6
Residential Mortgage-Backed Securities - Non-Agency	2.4
U.S. Government & Agency Obligations	3.0
U.S. Treasury Obligations	19.0
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2017)
AAA rating	74.1
AA rating	1.5
A rating	6.6
BBB rating	16.1
BB rating	1.3
B rating	0.3
CCC rating	0.0 (a)
Not rated	0.1
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2017, the Fund’s Class A shares returned 1.34% excluding sales charges. The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.83% for the same period. The most significant contributor to the Fund’s relative performance was active sector allocation, in particular maintaining underweight exposure to U.S. Treasuries while in turn overweighting investment-grade corporates, asset-backed securities and commercial mortgage-backed securities. Security selection in investment grade credits also added to relative performance.
Credit outperformed against uncertain geopolitical backdrop
As the period began, U.S. interest rates were hovering near historical lows, in part due to negative interest rates overseas as central banks sought to bolster anemic growth. Despite a sub-par global economic backdrop, U.S. credit sentiment was supported by the domestic economy’s continued moderate growth, combined with the expectation that the Federal Reserve would follow a gradual trajectory as it sought to bring short-term interest rates up to more normal levels.
In late-June of 2016, a U.K. referendum which resulted in a vote to exit the European Union spurred a flight-to-safety trade, driving U.S. Treasury yields even lower. While credit-sensitive areas of the market briefly faltered, markets quickly put the impact of “Brexit” on global growth into perspective, with the aid of supportive central banks. Sentiment was also helped as crude oil prices stabilized in the $50 a barrel range, well above the $30 territory explored in early 2016.
The surprise result of the November 2016 U.S. election led to an upturn in both credit sentiment and interest rates, as investors anticipated higher growth and inflation with Republicans in control of the White House and both houses of Congress. In the wake of the election, U.S. Treasury yields trended higher and credit-oriented segments of the bond market outperformed well into 2017. In March 2017, a dip in oil prices led inflation expectations and Treasury rates lower. In addition, the apparent surrender of the Republicans on healthcare reform brought into question the prospects for the rest of President Trump’s pro-growth economic platform. Nonetheless, credit-oriented areas of the bond market notably outperformed for the full 12 months ended April 30, 2017.
Yields rose meaningfully along the U.S. Treasury curve over the 12-month period ended April 30, 2017, and the yield curve flattened modestly as shorter maturities experienced somewhat greater yield increases. To illustrate, the two-year Treasury yield rose 51 basis points from 0.77% to 1.28%, while the 30-year yield rose 30 basis points, from 2.66% to 2.96%.
Contributors and detractors
The Fund’s performance in the period benefited from an underweighting of U.S. Treasuries, which were most directly and negatively impacted by the upturn in interest rates in the wake of the November election. In turn, the Fund had overweight exposure to investment-grade corporates, asset-backed securities and commercial mortgage-backed securities. These holdings benefited from the strengthened credit sentiment in the second half of the period as investors anticipated pro-growth policies from the new administration.
With respect to the Fund’s positioning within investment-grade corporates, we had increased exposure to energy credits in early 2016 on the view that valuations there had overshot on the downside in reaction to the decline in crude oil prices. This worked well for performance over the most recent fiscal period as these credits outperformed as commodity markets rebounded and oil prices stabilized within a reasonably narrow band around $50 per barrel. In addition, we have for some time maintained overweight exposure to financials in view of the tighter regulation and higher capital standards being applied to the industry. This positioning also added to performance as bank credits were boosted by the upward move in interest rates post-election and an outlook for continued Fed tightening.
Security selection within corporate credit was also beneficial to the Fund’s performance. In particular, a focus on integrated energy firms within energy holdings worked well. In addition, performance within financials was helped by our tilt toward preferred securities, which are lower in the capital structure than bonds and thus more subject to swings in credit sentiment.
The Fund’s positioning during the period with respect to overall portfolio duration (and corresponding sensitivity to interest rates) had a neutral to slightly negative impact on performance versus the benchmark, as we generally did not look to take risk in that area.
Columbia Bond Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
We invested in highly-liquid, widely-traded Treasury futures and interest rate swap contracts to help manage portfolio duration. These enabled us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. We also invested in credit default swaps to manage exposure to overall credit risk and individual issuer risk. On a standalone basis, various derivative positions hurt performance.
At period’s end
At the end of the reporting period, the Fund had a modest “barbell” stance, with a position in floating rate issues balanced by holdings in the 10-year maturity range.
While we viewed the fundamental and technical backdrop for credit as positive, valuations for spread sectors had become stretched and we lowered the Fund’s risk profile as the reporting period came to a close. In this vein, we reduced exposure to investment-grade corporates, with respect to both bonds and preferred securities. Given where the Fed was in its hiking cycle, we also increased holdings of floating rate issues.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backedsecurities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Bond Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2016 — April 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	994.10	1,020.30	4.21	4.26	0.86
Class B	1,000.00	1,000.00	990.40	1,016.62	7.86	7.96	1.61
Class C	1,000.00	1,000.00	990.40	1,016.62	7.86	7.96	1.61
Class R	1,000.00	1,000.00	992.90	1,019.08	5.42	5.50	1.11
Class R4	1,000.00	1,000.00	994.20	1,021.53	2.98	3.02	0.61
Class R5	1,000.00	1,000.00	994.70	1,022.02	2.49	2.53	0.51
Class T (formerly Class W)	1,000.00	1,000.00	994.20	1,020.30	4.21	4.26	0.86
Class V (formerly Class T)	1,000.00	1,000.00	994.60	1,020.79	3.72	3.77	0.76
Class Y	1,000.00	1,000.00	995.00	1,022.26	2.25	2.28	0.46
Class Z	1,000.00	1,000.00	995.40	1,021.53	2.98	3.02	0.61
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
Columbia Bond Fund | Annual Report 2017	7

Portfolio of Investments
April 30, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Agency 3.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2012-20G Class 1
07/01/32	2.380%	276,030	274,635
Series 2012-20I Class 1
09/01/32	2.200%	290,943	288,509
Series 2012-20J Class 1
10/01/32	2.180%	1,048,857	1,032,259
Series 2012-20L Class 1
12/01/32	1.930%	313,748	304,605
Series 2013-20E Class 1
05/01/33	2.070%	177,961	173,761
Series 2014-20D Class 1
04/01/34	3.110%	592,468	613,201
Series 2014-20F Class 1
06/01/34	2.990%	664,211	677,037
Series 2015-20C Class 1
03/01/35	2.720%	95,060	95,502
Series 2015-20E Class 1
05/01/35	2.770%	407,311	406,921
Series 2016-20K Class 1
11/01/36	2.570%	3,645,000	3,637,344
Series 2016-20L Class 1
12/01/36	2.810%	2,360,000	2,375,013
Series 2017-20A Class 1
01/01/37	2.800%	4,015,000	4,040,611
Series 2017-20B Class 1
02/01/37	2.820%	1,330,000	1,339,083
Series 2017-20D Class 1
04/01/37	2.840%	2,844,000	2,864,061
Total Asset-Backed Securities — Agency (Cost $17,986,618)			18,122,542

Asset-Backed Securities — Non-Agency 17.0%

Ally Master Owner Trust
Series 2012-5 Class A
09/15/19	1.540%	955,000	955,597
AmeriCredit Automobile Receivables Trust(a)
Series 2016-2 Class A2B
10/08/19	1.689%	320,262	320,713
Apidos CLO XIX(a),(b)
Series 2014-19A Class A2
10/17/26	3.158%	1,400,000	1,400,543
Ascentium Equipment Receivables Trust(b),(c)
Series 2017-1A Class A2
07/10/19	1.870%	215,000	214,990
Avis Budget Rental Car Funding AESOP LLC(b)
Series 2015-2A Class A
12/20/21	2.630%	1,195,000	1,195,459
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BMW Floorplan Master Owner Trust(a),(b)
Series 2015-1A Class A
07/15/20	1.494%	320,000	320,633
BMW Vehicle Lease Trust
Series 2017-1 Class A2
07/22/19	1.640%	380,000	380,474
Cabela’s Credit Card Master Note Trust
Series 2015-2 Class A1
07/17/23	2.250%	990,000	995,877
Capital One Multi-Asset Execution Trust
Series 2015-A2 Class A2
03/15/23	2.080%	3,405,000	3,426,216
Series 2015-A8 Class A8
08/15/23	2.050%	1,075,000	1,079,242
Series 2017-A3 Class A3
01/15/25	2.430%	2,320,000	2,337,116
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2014-1A Class AR
04/17/25	2.180%	1,040,000	1,040,068
CarMax Auto Owner Trust
Series 2015-3 Class A3
05/15/20	1.630%	1,295,000	1,296,094
Series 2016-4 Class A2
11/15/19	1.210%	1,015,000	1,013,016
Series 2017-1 Class A3
11/15/21	1.980%	1,895,000	1,899,946
Series 2017-2 Class A2
06/15/20	1.630%	1,665,000	1,663,854
Chase Issuance Trust
Series 2012-A4 Class A4
08/16/21	1.580%	860,000	857,311
Series 2016-A7 Class A7
09/16/19	1.060%	800,000	799,367
Chesapeake Funding II LLC(a),(b)
Series 2016-2A Class A2
06/15/28	1.994%	800,000	803,588
Chrysler Capital Auto Receivables Trust(b)
Series 2016-BA Class A2
01/15/20	1.360%	330,000	329,897
Citibank Credit Card Issuance Trust
Series 2014-A1 Class A1
01/23/23	2.880%	3,455,000	3,561,172
Series 2014-A6 Class A6
07/15/21	2.150%	475,000	479,382
Series 2017-A3 Class A3
04/07/22	1.920%	2,850,000	2,856,995

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CNH Equipment Trust
Series 2015-B Class A3
07/15/20	1.370%	182,979	182,807
Dell Equipment Finance Trust(b)
Series 2015-2 Class A2A
12/22/17	1.420%	57,180	57,188
Series 2016-1 Class A2
09/24/18	1.430%	352,718	352,689
Dell Equipment Finance Trust(a),(b)
Series 2015-2 Class A2B
12/22/17	1.888%	28,590	28,609
Discover Card Execution Note Trust
Series 2017-A2 Class A2
07/15/24	2.390%	6,220,000	6,289,126
Enterprise Fleet Financing LLC(b)
Series 2014-2 Class A2
03/20/20	1.050%	163,528	163,451
Series 2015-1 Class A2
09/20/20	1.300%	451,368	450,912
Series 2015-2 Class A2
02/22/21	1.590%	436,815	436,966
Series 2016-2 Class A2
02/22/22	1.740%	600,000	599,052
Ford Credit Auto Owner Trust(b)
Series 2015-1 Class A
07/15/26	2.120%	3,365,000	3,380,307
Series 2015-2 Class A
01/15/27	2.440%	970,000	981,551
Series 2016-1 Class A
08/15/27	2.310%	4,830,000	4,848,003
Series 2017-1 Class A
08/15/28	2.620%	2,000,000	2,021,158
Ford Credit Auto Owner Trust
Series 2016-A Class A2A
12/15/18	1.120%	36,465	36,449
Ford Credit Floorplan Master Owner Trust(b)
Series 2013-2 Class A
03/15/22	2.090%	1,570,000	1,575,693
GM Financial Automobile Leasing Trust(a)
Series 2015-2 Class A2B
04/20/18	1.413%	67,278	67,282
GM Financial Automobile Leasing Trust
Series 2015-3 Class A3
03/20/19	1.690%	625,000	625,676
Series 2016-3 Class A2A
02/20/19	1.350%	558,526	557,716
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GMF Floorplan Owner Revolving Trust(a),(b)
Series 2016-1 Class A2
05/17/21	1.844%	730,000	736,655
Golden Credit Card Trust(a),(b)
Series 2015-3A Class A
07/15/19	1.414%	3,125,000	3,125,973
Harley-Davidson Motorcycle Trust
Series 2015-1 Class A3
06/15/20	1.410%	340,845	340,664
Hertz Fleet Lease Funding LP(a),(b)
Series 2014-1 Class A
04/10/28	1.389%	120,924	120,931
Series 2016-1 Class A1
04/10/30	1.958%	2,180,000	2,188,328
Series 2017-1 Class A1
04/10/31	1.641%	505,000	505,000
Hertz Vehicle Financing II LP(b)
Series 2015-3A Class A
09/25/21	2.670%	1,000,000	991,595
Honda Auto Receivables Owner Trust
Series 2015-2 Class A3
02/21/19	1.040%	154,748	154,518
Hyundai Auto Receivables Trust
Series 2017-A Class A2A
02/18/20	1.480%	1,405,000	1,405,067
Hyundai Floorplan Master Owner Trust(a),(b)
Series 2016-1A Class A1
03/15/21	1.894%	330,000	332,460
John Deere Owner Trust
Series 2016-A Class A2
10/15/18	1.150%	428,914	428,784
Kubota Credit Owner Trust(b)
Series 2016-1A Class A2
04/15/19	1.250%	545,935	545,180
Madison Park Funding XVI Ltd.(a),(b)
Series 2014-12A Class AR
07/20/26	2.416%	2,500,000	2,499,987
Mercedes-Benz Auto Lease Trust
Series 2016-B Class A2
01/15/19	1.150%	460,000	459,518
Series 2017-A Class A2A
08/15/19	1.530%	1,445,000	1,444,999
Navitas Equipment Receivables LLC(b)
Series 2015-1 Class A2
11/15/18	2.120%	686,426	685,917
New York City Tax Lien Trust(b)
Series 2015-A Class A
11/10/28	1.340%	274,806	273,536

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
April 30, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2016-A Class A
11/10/29	1.470%	364,770	362,539
Nissan Auto Lease Trust
Series 2016-B Class A2A
12/17/18	1.260%	699,072	698,309
Nissan Auto Receivables Owner Trust
Series 2016-A Class A3
10/15/20	1.340%	585,000	582,506
PFS Tax Lien Trust(b)
Series 2014-1 Class NOTE
05/15/29	1.440%	279,466	277,122
SMART ABS Series Trust(a)
Series 2015-3US Class A2B
04/16/18	1.744%	78,298	78,294
SoFi Professional Loan Program LLC(b)
Series 2016-A
12/26/36	2.760%	997,096	1,008,602
Synchrony Credit Card Master Note Trust
Series 2016-1 Class A
03/15/22	2.040%	1,295,000	1,300,854
Volvo Financial Equipment LLC(b)
Series 2015-1A Class A3
06/17/19	1.510%	779,179	779,273
Voya Ltd.(a),(b)
Series 2012-4A Class A1R
10/15/28	2.608%	1,500,000	1,504,525
Wheels SPV 2 LLC(b)
Series 2015-1A Class A2
04/22/24	1.270%	364,310	363,611
World Financial Network Credit Card Master Trust
Series 2012-D Class A
04/17/23	2.150%	790,000	795,379
Series 2015-B Class A
06/17/24	2.550%	1,815,000	1,841,099
World Omni Auto Receivables Trust
Series 2017-A Class A3
09/15/22	1.930%	1,440,000	1,439,724
World Omni Automobile Lease Securitization Trust
Series 2015-A Class A3
10/15/18	1.540%	1,275,000	1,276,080
Total Asset-Backed Securities — Non-Agency (Cost $80,124,911)			80,429,214

Commercial Mortgage-Backed Securities - Agency 1.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
Series K724 Class A1
03/25/23	2.776%	7,430,511	7,609,506
Total Commercial Mortgage-Backed Securities - Agency (Cost $7,573,206)			7,609,506

Commercial Mortgage-Backed Securities - Non-Agency 4.3%

American Homes 4 Rent Trust(b)
Series 2014-SFR2 Class A
10/17/36	3.786%	2,615,252	2,734,895
Series 2014-SFR3 Class A
12/17/36	3.678%	2,979,644	3,096,283
Series 2015-SFR2 Class A
10/17/45	3.732%	263,119	274,340
Colony Multifamily Mortgage Trust(b)
Series 2014-1 Class A
04/20/50	2.543%	2,042,035	2,029,951
Commercial Mortgage Trust
Series 2007-C9 Class AM
12/10/49	5.650%	2,386,119	2,390,012
DBUBS Mortgage Trust(b)
Series 2011-LC2A Class A4
07/10/44	4.537%	2,560,000	2,747,222
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-C6 Class A3
05/15/45	3.507%	1,318,913	1,377,038
LB Commercial Mortgage Trust(a)
Series 2007-C3 Class AM
07/15/44	6.206%	5,048,000	5,062,792
Merrill Lynch Mortgage Investors Trust(a),(d)
CMO Series 1998-C3 Class IO
12/15/30	1.087%	234,643	777
Morgan Stanley Re-Remic Trust(a),(b)
Series 2009-GG10 Class A4B
08/12/45	6.041%	306,931	307,388
Series 2010-GG10 Class A4B
08/15/45	6.041%	164,386	164,285
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $21,088,430)			20,184,983

Common Stocks —%
Issuer	Shares	Value ($)
Consumer Staples —%
Beverages —%
Crimson Wine Group Ltd.(e)	3	31
Total Consumer Staples		31

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Common Stocks —%
Issuer	Shares	Value ($)
Financials —%
Diversified Financial Services —%
Leucadia National Corp.	39	990
Total Financials		990
Total Common Stocks (Cost $—)		1,021

Corporate Bonds & Notes 24.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.3%
L-3 Communications Corp.
12/15/26	3.850%	384,000	394,247
Lockheed Martin Corp.
01/15/26	3.550%	350,000	361,041
09/01/36	6.150%	285,000	361,625
12/15/42	4.070%	470,000	468,370
Total			1,585,283
Banking 10.7%
Bank of America Corp.(a)
01/20/28	3.824%	3,495,000	3,520,880
12/31/49	8.125%	315,000	329,963
Bank of New York Mellon Corp. (The)(a)
Junior Subordinated
12/29/49	4.500%	1,054,000	1,005,252
12/31/49	4.625%	405,000	398,925
BankBoston Capital Trust IV(a)
Junior Subordinated
06/08/28	1.706%	973,000	878,132
Citigroup, Inc.(a)
08/14/17	1.526%	5,525,000	5,528,912
Fifth Third Bancorp(a)
Junior Subordinated
12/31/49	5.100%	801,000	793,991
First Maryland Capital I(a)
Junior Subordinated
01/15/27	2.158%	843,000	767,130
First Maryland Capital II(a)
Junior Subordinated
02/01/27	1.884%	1,930,000	1,741,825
HBOS PLC(b)
Subordinated
05/21/18	6.750%	1,395,000	1,458,722
HSBC Holdings PLC
01/14/22	4.875%	515,000	560,915
JPMorgan Chase & Co.(a)
02/01/28	3.782%	8,270,000	8,410,855
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Junior Subordinated
04/29/49	7.900%	2,528,000	2,641,760
12/29/49	6.000%	396,000	419,265
12/31/49	5.300%	1,625,000	1,694,144
12/31/49	6.100%	405,000	434,363
JPMorgan Chase Capital XXI(a)
Junior Subordinated
02/02/37	1.985%	356,000	309,944
JPMorgan Chase Capital XXIII(a)
Junior Subordinated
05/15/47	2.039%	255,000	220,096
KeyCorp Capital I(a)
Junior Subordinated
07/01/28	1.888%	2,612,000	2,305,090
Lloyds Banking Group PLC
Subordinated
12/10/25	4.582%	2,330,000	2,410,399
M&T Bank Corp.(a)
Junior Subordinated
12/31/49	5.125%	472,000	477,310
NB Capital Trust III(a)
Junior Subordinated
01/15/27	1.708%	1,362,000	1,242,825
Northern Trust Corp.(a)
Junior Subordinated
12/31/49	4.600%	425,000	422,875
NTC Capital I(a)
Junior Subordinated
01/15/27	1.678%	1,495,000	1,352,975
NTC Capital II(a)
Junior Subordinated
04/15/27	1.748%	550,000	497,750
Santander Issuances SAU
Subordinated
11/19/25	5.179%	740,000	778,279
State Street Corp.(a)
06/15/37	2.131%	2,115,000	1,858,556
SunTrust Capital I(a)
Junior Subordinated
05/15/27	1.709%	970,000	851,175
Wachovia Capital Trust II(a)
Junior Subordinated
01/15/27	1.658%	1,510,000	1,355,225
Wells Fargo & Co.
10/23/26	3.000%	3,550,000	3,423,077

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo & Co.(a)
Junior Subordinated
03/29/49	7.980%	970,000	1,014,862
12/31/49	5.900%	1,210,000	1,285,625
Total			50,391,097
Cable and Satellite 0.4%
Charter Communications Operating LLC/Capital
10/23/45	6.484%	105,000	123,309
NBCUniversal Enterprise Inc.(b)
Junior Subordinated
12/31/49	5.250%	507,000	534,251
Time Warner Cable LLC
06/15/39	6.750%	610,000	726,052
Time Warner Entertainment Co. LP
07/15/33	8.375%	335,000	454,534
Total			1,838,146
Chemicals 0.7%
Celanese U.S. Holdings LLC
06/15/21	5.875%	1,254,000	1,405,524
11/15/22	4.625%	963,000	1,032,500
LyondellBasell Industries NV
02/26/55	4.625%	930,000	870,704
Total			3,308,728
Construction Machinery 0.3%
John Deere Capital Corp.(a)
01/16/18	1.448%	1,235,000	1,236,917
Diversified Manufacturing 0.4%
General Electric Co.(a)
Junior Subordinated
12/31/49	5.000%	1,906,000	2,024,744
Electric 2.3%
Arizona Public Service Co.
09/15/26	2.550%	570,000	540,162
11/15/45	4.350%	495,000	519,473
Cleveland Electric Illuminating Co. (The)
12/15/36	5.950%	230,000	263,913
Commonwealth Edison Co.
03/15/36	5.900%	325,000	404,492
Consolidated Edison Co. of New York, Inc.
08/15/37	6.300%	365,000	476,280
DTE Energy Co.
10/01/26	2.850%	2,295,000	2,168,789
Duke Energy Florida Project Finance LLC
09/01/29	2.538%	1,525,000	1,472,714
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duke Energy Progress, Inc.
08/15/45	4.200%	68,000	70,123
E.ON International Finance BV(b)
04/30/38	6.650%	325,000	400,462
FPL Energy National Wind LLC(b)
03/10/24	5.608%	132,366	132,366
Jersey Central Power & Light Co.
06/01/37	6.150%	285,000	333,348
Nevada Power Co.
09/15/40	5.375%	314,000	362,364
NextEra Energy Capital Holdings, Inc.(a)
Junior Subordinated
09/01/67	7.300%	525,000	527,594
Pacific Gas & Electric Co.
06/15/23	3.250%	843,000	866,897
Southern Co. (The)
07/01/26	3.250%	1,392,000	1,354,871
07/01/36	4.250%	350,000	345,779
07/01/46	4.400%	265,000	263,634
Toledo Edison Co. (The)
05/15/37	6.150%	305,000	373,159
Total			10,876,420
Finance Companies 0.2%
HSBC Finance Corp.
Subordinated
01/15/21	6.676%	965,000	1,096,326
Food and Beverage 0.3%
Anheuser-Busch InBev Finance, Inc.
02/01/26	3.650%	988,000	1,006,803
02/01/46	4.900%	370,000	404,207
Total			1,411,010
Health Care 0.4%
Becton Dickinson and Co.
12/15/24	3.734%	671,000	674,844
Express Scripts Holding Co.
07/15/46	4.800%	1,163,000	1,130,538
New York and Presbyterian Hospital (The)
08/01/36	3.563%	245,000	230,995
Total			2,036,377
Independent Energy 0.5%
Anadarko Petroleum Corp.
03/15/29	7.200%	1,060,000	1,255,643
09/15/36	6.450%	91,000	107,843
07/15/44	4.500%	5,000	4,818

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Noble Energy, Inc.
04/01/27	8.000%	909,000	1,140,048
Total			2,508,352
Integrated Energy 0.8%
BP Capital Markets PLC
01/16/27	3.017%	775,000	758,135
Cenovus Energy, Inc.(b)
04/15/27	4.250%	380,000	376,922
06/15/37	5.250%	1,060,000	1,035,031
Cenovus Energy, Inc.
11/15/39	6.750%	1,495,000	1,685,856
Total			3,855,944
Life Insurance 0.5%
Massachusetts Mutual Life Insurance Co.(b)
Subordinated
04/15/65	4.500%	300,000	290,764
MetLife, Inc.(a),(b)
Junior Subordinated
04/08/68	9.250%	571,000	821,526
Teachers Insurance & Annuity Association of America(b)
12/16/39	6.850%	275,000	375,163
Subordinated
09/15/44	4.900%	110,000	120,908
Voya Financial, Inc.
06/15/26	3.650%	650,000	647,384
06/15/46	4.800%	329,000	333,071
Total			2,588,816
Media and Entertainment 0.3%
21st Century Fox America, Inc.
03/15/33	6.550%	395,000	485,838
03/01/37	6.150%	340,000	406,688
Viacom, Inc.
03/15/43	4.375%	335,000	298,037
Total			1,190,563
Midstream 1.6%
APT Pipelines Ltd.(b)
07/15/27	4.250%	695,000	710,851
El Paso LLC
01/15/32	7.750%	290,000	369,304
Enterprise Products Operating LLC(a)
Junior Subordinated
08/01/66	4.742%	550,000	550,000
Kinder Morgan Energy Partners LP
01/15/38	6.950%	385,000	452,792
11/15/40	7.500%	270,000	332,041
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kinder Morgan, Inc.
06/01/45	5.550%	240,000	254,205
Plains All American Pipeline LP/Finance Corp.
01/31/23	2.850%	335,000	325,687
10/15/23	3.850%	660,000	666,204
06/01/42	5.150%	520,000	504,852
02/15/45	4.900%	371,000	357,226
Southern Natural Gas Co. LLC
03/01/32	8.000%	195,000	262,032
Transcanada Trust(a)
Junior Subordinated
08/15/76	5.875%	1,164,000	1,251,300
Transcontinental Gas Pipe Line Co., LLC
02/01/26	7.850%	565,000	732,010
Williams Partners LP
04/15/40	6.300%	625,000	719,511
Total			7,488,015
Natural Gas 0.3%
KeySpan Corp.
11/15/30	8.000%	200,000	269,430
NiSource Finance Corp.
02/15/23	3.850%	685,000	706,615
02/15/44	4.800%	50,000	52,889
Sempra Energy
11/15/25	3.750%	565,000	579,832
Total			1,608,766
Oil Field Services 0.3%
Noble Holding International Ltd.(a)
03/16/18	5.750%	1,270,000	1,284,275
Other Industry 0.3%
Massachusetts Institute of Technology
07/01/16	3.885%	300,000	267,425
President and Fellows of Harvard College
10/01/37	3.619%	315,000	320,497
07/15/46	3.150%	314,000	288,258
07/15/56	3.300%	685,000	634,207
Total			1,510,387
Pharmaceuticals 0.9%
Actavis, Inc.
10/01/42	4.625%	965,000	952,326
Amgen, Inc.
05/01/45	4.400%	375,000	370,056
06/15/48	4.563%	687,000	690,800
Johnson & Johnson
12/05/33	4.375%	492,000	546,055
03/03/37	3.625%	680,000	686,142

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Shire Acquisitions Investments Ireland DAC
09/23/23	2.875%	785,000	767,750
Total			4,013,129
Property & Casualty 0.6%
Chubb Corp. (The)(a)
Junior Subordinated
04/15/37	3.408%	925,000	915,750
Loews Corp.
04/01/26	3.750%	1,477,000	1,528,831
05/15/43	4.125%	494,000	481,518
Total			2,926,099
Railroads 0.4%
BNSF Funding Trust I(a)
Junior Subordinated
12/15/55	6.613%	119,000	135,660
CSX Corp.(c)
06/01/27	3.250%	600,000	601,852
CSX Corp.
11/01/66	4.250%	320,000	299,954
Kansas City Southern
08/15/45	4.950%	759,000	781,106
Total			1,818,572
Retailers 0.1%
CVS Pass-Through Trust(b)
08/11/36	4.163%	681,989	694,309
Technology 1.0%
Broadcom Corp./Cayman Finance Ltd.
01/15/27	3.875%	580,000	588,553
Cisco Systems, Inc.(a)
09/20/19	1.492%	1,430,000	1,437,706
Dell International LLC/EMC Corp.(b)
06/01/19	3.480%	1,555,000	1,590,451
Oracle Corp.
07/15/26	2.650%	695,000	670,873
07/15/36	3.850%	170,000	169,737
07/15/46	4.000%	290,000	283,406
Total			4,740,726
Transportation Services 0.1%
ERAC U.S.A. Finance LLC(b)
12/01/26	3.300%	700,000	679,043
Wireless 0.4%
Sprint Spectrum Co. I/II/III LLC(b)
09/20/21	3.360%	1,684,000	1,698,819
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines 0.8%
AT&T, Inc.
03/01/37	5.250%	385,000	394,856
03/15/42	5.150%	350,000	346,771
06/15/44	4.800%	385,000	364,189
Deutsche Telekom International Finance BV
06/01/32	9.250%	190,000	298,540
Verizon Communications, Inc.
09/15/23	5.150%	936,000	1,035,864
03/16/37	5.250%	835,000	865,083
11/01/42	3.850%	300,000	251,310
03/16/47	5.500%	5,000	5,297
Total			3,561,910
Total Corporate Bonds & Notes (Cost $115,903,104)			117,972,773

Foreign Government Obligations(f) 1.0%

Colombia 0.1%
Colombia Government International Bond
01/18/41	6.125%	235,000	271,462
France 0.1%
Electricite de France SA(b)
10/13/55	5.250%	704,000	718,088
Mexico 0.6%
Mexico Government International Bond
03/15/22	3.625%	781,000	805,211
03/08/44	4.750%	376,000	370,924
Petroleos Mexicanos
09/21/23	4.625%	639,000	642,706
06/15/35	6.625%	435,000	452,400
Petroleos Mexicanos(b)
03/13/27	6.500%	402,000	435,165
Total			2,706,406
Panama 0.1%
Panama Government International Bond
01/26/36	6.700%	270,000	348,975
Peru 0.1%
Peruvian Government International Bond
03/14/37	6.550%	285,000	373,350
Philippines 0.0%
Philippine Government International Bond
10/23/34	6.375%	100,000	133,383

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Foreign Government Obligations(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uruguay 0.0%
Uruguay Government International Bond
11/20/45	4.125%	165,000	147,923
Total Foreign Government Obligations (Cost $4,551,539)			4,699,587

Municipal Bonds 2.3%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 0.2%
University of Texas System (The)
Revenue Bonds
Series 2017J
08/15/25	5.000%	490,000	600,510
Series 2017J
08/15/26	5.000%	445,000	550,514
Total			1,151,024
Local General Obligation 0.5%
City of Chicago
Unlimited General Obligation Taxable Bonds
Series 2015B
01/01/33	7.375%	200,000	201,254
City of New York
Unlimited General Obligation Bonds
Series 2016B-1
12/01/41	5.000%	260,000	296,309
Los Angeles Unified School District
Unlimited General Obligation Bonds
Taxable Build America Bonds Series 2009
07/01/34	5.750%	1,465,000	1,822,621
Total			2,320,184
Sales Tax 0.1%
Central Puget Sound Regional Transit Authority
Revenue Bonds
Green Bonds Series 2016S-1
11/01/46	5.000%	390,000	498,798
Special Non Property Tax 0.2%
JobsOhio Beverage System
Taxable Revenue Bonds
Series 2013B
01/01/35	4.532%	825,000	895,397
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State General Obligation 0.9%
State of California
Unlimited General Obligation Bonds
Taxable Build America Bonds Series 2009
04/01/39	7.550%	1,190,000	1,757,547
State of Mississippi
Unlimited General Obligation Bonds
Series 2016B
12/01/27	5.000%	150,000	184,194
State of Texas
Unlimited General Obligation Refunding Bonds
Transportation Commission Mobility Fund Series 2017
10/01/33	5.000%	435,000	518,829
Transportation Commission Mobility Fund Series 2017
10/01/34	5.000%	1,695,000	2,011,541
Total			4,472,111
Water & Sewer 0.4%
City of Chicago Waterworks
Revenue Bonds
2nd Lien Series 2012
11/01/42	5.000%	635,000	673,195
Build America Bonds Series 2010
11/01/40	6.742%	865,000	1,081,190
Total			1,754,385
Total Municipal Bonds (Cost $9,659,082)			11,091,899

Preferred Debt 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 0.1%
State Street Corp.(a)
12/31/49	5.350%	14,425	385,436
Total Preferred Debt (Cost $360,625)			385,436

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
April 30, 2017
Residential Mortgage-Backed Securities - Agency 26.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
06/01/26	8.000%	380	428
03/01/21- 05/01/41	5.000%	912,532	1,007,197
09/01/25- 10/01/29	7.500%	25,882	29,072
11/01/25- 12/01/35	7.000%	238,971	285,410
06/01/43- 06/01/46	4.000%	19,250,109	20,311,124
01/01/46- 08/01/46	3.500%	4,485,570	4,626,593
Federal National Mortgage Association
10/01/29	7.500%	13,843	16,439
01/01/31	2.500%	1,537,453	1,549,346
07/01/38	6.000%	2,113,399	2,394,100
08/01/40	4.500%	4,986,079	5,386,878
09/01/40	5.000%	1,977,392	2,169,271
11/01/45	4.000%	3,120,224	3,306,834
10/01/20- 12/01/20	10.000%	18,176	18,463
08/01/29- 09/01/45	3.000%	11,904,310	12,123,748
12/01/29- 05/01/30	8.000%	95,068	107,924
05/01/43- 11/01/46	3.500%	22,491,802	23,188,940
Federal National Mortgage Association(c)
05/16/32	2.500%	4,100,000	4,123,543
05/11/47	4.500%	2,425,000	2,608,769
05/16/32- 05/11/47	3.000%	21,725,000	21,878,603
05/16/32- 05/11/47	3.500%	11,300,000	11,686,434
Federal National Mortgage Association(g)
01/01/40	5.500%	3,100,947	3,458,146
Government National Mortgage Association
03/20/28	6.000%	43,245	50,426
11/15/17- 12/15/17	8.500%	291	291
11/15/17- 06/15/30	9.000%	18,854	20,260
11/15/17- 08/15/20	9.500%	4,257	4,270
11/15/22- 02/15/30	7.000%	102,509	112,559
05/15/23- 12/15/31	6.500%	96,732	108,446
06/15/25- 01/15/30	8.000%	122,585	137,494
04/15/26- 03/15/30	7.500%	111,126	114,343
Government National Mortgage Association(a)
07/20/21- 06/20/28	2.125%	109,235	111,900
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(c)
05/18/47	3.500%	1,000,000	1,039,297
06/21/47	4.000%	4,375,000	4,618,872
Vendee Mortgage Trust(a),(d)
CMO Series 1998-1 Class 2IO
03/15/28	0.330%	1,867,764	13,644
CMO Series 1998-3 Class IO
03/15/29	0.130%	2,427,512	2,831
Total Residential Mortgage-Backed Securities - Agency (Cost $126,448,116)			126,611,895

Residential Mortgage-Backed Securities - Non-Agency 2.7%

American Mortgage Trust(a),(h)
Series 2093-3 Class 3A
07/27/23	8.188%	3,613	2,190
BCAP LLC Trust(a),(b)
CMO Series 2012-RR10 Class 9A1
10/26/35	3.134%	989,192	992,222
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2005-WF2 Class MF1
08/25/35	5.227%	583,260	26,010
Citigroup Mortgage Loan Trust, Inc.(a),(b)
CMO Series 2015-A Class A4
06/25/58	4.250%	597,501	614,194
COLT Mortgage Loan Trust(a),(b)
CMO Series 20 17-1 Class A1
05/27/47	2.614%	2,210,000	2,209,962
Credit Suisse Mortgage Capital Certificates(a),(b)
CMO Series 2011-16R Class 7A3
12/27/36	3.090%	40,852	40,851
Mill City Mortgage Trust(b)
CMO Series 2016-1 Class A1
04/25/57	2.500%	1,035,170	1,032,944
New Residential Mortgage Loan Trust(b)
CMO Series 2014-1A Class A
01/25/54	3.750%	1,343,310	1,376,300
CMO Series 2016-3A Class A1
09/25/56	3.750%	790,906	804,304
Series 2014-2A Class A3
05/25/54	3.750%	687,268	701,998
RBSSP Resecuritization Trust(a),(b)
CMO Series 2010-1 Class 3A1
08/26/35	3.050%	1,004,967	1,009,300
Towd Point Mortgage Trust(b)
CMO Series 2016-2 Class A1
08/25/55	3.000%	1,561,679	1,578,250

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WaMu Mortgage Pass-Through Certificates(a)
CMO Series 2003-AR8 Class A
08/25/33	2.680%	2,187,611	2,220,499
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $12,666,129)			12,609,024

U.S. Government & Agency Obligations 3.3%

Residual Funding Corp.(i)
STRIPS
01/15/30	0.000%	3,342,000	2,269,636
04/15/30	0.000%	19,725,000	13,253,957
Total U.S. Government & Agency Obligations (Cost $16,129,154)			15,523,593

U.S. Treasury Obligations 20.7%

U.S. Treasury
07/15/17	0.875%	15,155,000	15,152,590
03/31/19	1.250%	4,439,000	4,437,961
04/15/20	1.500%	30,082,000	30,125,469
03/31/22	1.875%	6,253,000	6,268,876
03/31/24	2.125%	2,951,000	2,956,994
02/15/27	2.250%	3,245,000	3,235,492
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
11/15/46	2.875%	17,532,800	17,232,831
U.S. Treasury(i)
STRIPS
11/15/18	0.000%	7,057,000	6,927,462
11/15/19	0.000%	4,135,000	3,988,022
02/15/40	0.000%	9,861,000	5,035,904
11/15/41	0.000%	5,013,000	2,389,898
Total U.S. Treasury Obligations (Cost $95,726,632)			97,751,499

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.869%(j),(k)	2,633,674	2,633,674
Total Money Market Funds (Cost $2,633,411)		2,633,674
Total Investments (Cost: $510,850,957)		515,626,646
Other Assets & Liabilities, Net		(42,910,406)
Net Assets		472,716,240

At April 30, 2017, securities and/or cash totaling $902,976 were pledged as collateral.
Investments in derivatives
Futures contracts outstanding at April 30, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. Treasury 10-Year Note	118	USD	14,834,812	06/2017	104,653	—
U.S. Treasury 2-Year Note	60	USD	12,996,563	06/2017	9,261	—
U.S. Treasury 2-Year Note	11	USD	2,382,703	06/2017	6,681	—
U.S. Treasury 2-Year Note	11	USD	2,382,703	06/2017	1,871	—
U.S. Treasury 5-Year Note	224	USD	26,523,000	06/2017	70,629	—
U.S. Treasury 5-Year Note	33	USD	3,907,406	06/2017	12,208	—
Total			63,027,187		205,303	—

Short futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. Long Bond	(3)	USD	(458,906)	06/2017	—	(1,464)
U.S. Long Bond	(64)	USD	(9,790,000)	06/2017	—	(181,973)
U.S. Treasury Ultra 10-Year Note	(12)	USD	(1,625,438)	06/2017	—	(30,344)
U.S. Treasury Ultra 10-Year Note	(49)	USD	(6,637,203)	06/2017	—	(47,614)
U.S. Ultra Bond	(53)	USD	(8,635,688)	06/2017	—	(161,585)
Total			(27,147,235)		—	(422,980)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
April 30, 2017
Credit default swap contracts outstanding at April 30, 2017
Buy protection
Counterparty	Reference entity	Expiration date	Pay fixed rate (%)	Notional currency	Notional amount	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	McDonald’s Corp.	6/20/2022	1.000	USD	475,000	(17,259)	(528)	—	(15,256)	—	(2,531)
Citi	Goldman Sachs Group, Inc.	6/20/2022	1.000	USD	810,000	(11,122)	(899)	—	(5,810)	—	(6,211)
JPMorgan	Goldman Sachs Group, Inc.	6/20/2022	1.000	USD	6,480,000	(88,972)	(7,201)	—	(37,131)	—	(59,042)
Total								—	(58,197)	—	(67,784)
Cleared credit default swap contracts outstanding at April 30, 2017
Buy protection
Counterparty	Reference entity	Expiration date	Pay fixed rate (%)	Notional currency	Notional amount	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 28	6/20/2022	1.000	USD	22,895,000	—	(55,287)
Cleared credit default swap contracts outstanding at April 30, 2017
Sell protection
Counterparty	Reference entity	Expiration date	Receive fixed rate (%)	Implied credit spread (%)*	Notional currency	Notional amount	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 28	6/20/2024	1.000	0.899	USD	8,750,000	25,074	—
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 28	6/20/2027	1.000	1.078	USD	13,000,000	20,449	—
Total							45,523	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Variable rate security.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2017, the value of these securities amounted to $70,289,521 which represents 14.87% of net assets.
(c)	Represents a security purchased on a when-issued basis.
(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	Non-income producing investment.
(f)	Principal and interest may not be guaranteed by the government.
(g)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(h)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2017, the value of these securities amounted to $2,190, which represents less than 0.01% of net assets.
(i)	Zero coupon bond.
(j)	The rate shown is the seven-day current annualized yield at April 30, 2017.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Notes to Portfolio of Investments  (continued)
(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.869%	868,546	204,687,984	(202,922,856)	2,633,674	741	35,715	2,633,674
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2017	19

Portfolio of Investments  (continued)
April 30, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Agency	—	18,122,542	—	—	18,122,542
Asset-Backed Securities — Non-Agency	—	80,429,214	—	—	80,429,214
Commercial Mortgage-Backed Securities - Agency	—	7,609,506	—	—	7,609,506
Commercial Mortgage-Backed Securities - Non-Agency	—	20,184,983	—	—	20,184,983
Common Stocks
Consumer Staples	31	—	—	—	31
Financials	990	—	—	—	990
Total Common Stocks	1,021	—	—	—	1,021
Corporate Bonds & Notes	—	117,972,773	—	—	117,972,773
Foreign Government Obligations	—	4,699,587	—	—	4,699,587
Municipal Bonds	—	11,091,899	—	—	11,091,899
Preferred Debt	385,436	—	—	—	385,436
Residential Mortgage-Backed Securities - Agency	—	126,611,895	—	—	126,611,895
Residential Mortgage-Backed Securities - Non-Agency	—	10,396,872	2,212,152	—	12,609,024
U.S. Government & Agency Obligations	—	15,523,593	—	—	15,523,593
U.S. Treasury Obligations	79,410,213	18,341,286	—	—	97,751,499
Money Market Funds	—	—	—	2,633,674	2,633,674
Total Investments	79,796,670	430,984,150	2,212,152	2,633,674	515,626,646
Derivatives
Asset
Futures Contracts	205,303	—	—	—	205,303
Swap Contracts	—	45,523	—	—	45,523
Liability
Futures Contracts	(422,980)	—	—	—	(422,980)
Swap Contracts	—	(123,071)	—	—	(123,071)
Total	79,578,993	430,906,602	2,212,152	2,633,674	515,331,421
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 04/30/2016 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Balance as of 04/30/2017 ($)
Asset-Backed Securities — Non-Agency	1,748,867	—	61	1,072	100,000	(1,850,000)	—
Residential Mortgage-Backed Securities — Agency	6,845,889	—	—	(15,944)	—	(6,829,945)	—
Residential Mortgage-Backed Securities — Non-Agency	2,594	299	—	(37)	2,209,961	(665)	2,212,152
Total	8,597,350	299	61	(14,909)	2,309,961	(8,680,610)	2,212,152
(a) Change in unrealized depreciation relating to securities held at April 30, 2017 was $37, which is comprised of Residential Mortgage-Backed Securities — Non-Agency of $37.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities and asset backed securities classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, estimated cash flows of the securities, single market quotations, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2017	21

Statement of Assets and Liabilities
April 30, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$508,217,546
Affiliated issuers, at cost	2,633,411
Total investments, at cost	510,850,957
Investments, at value
Unaffiliated issuers, at value	512,992,972
Affiliated issuers, at value	2,633,674
Total investments, at value	515,626,646
Margin deposits	345,533
Receivable for:
Investments sold	7,430,251
Investments sold on a delayed delivery basis	4,623,889
Capital shares sold	457,719
Dividends	5,844
Interest	2,294,102
Foreign tax reclaims	3,694
Variation margin	21,012
Expense reimbursement due from Investment Manager	1,689
Prepaid expenses	1,036
Trustees’ deferred compensation plan	155,742
Total assets	530,967,157
Liabilities
Due to custodian	159,741
Unrealized depreciation on swap contracts	67,784
Premiums received on outstanding swap contracts	58,197
Payable for:
Investments purchased	5,300,036
Investments purchased on a delayed delivery basis	51,199,769
Capital shares purchased	487,924
Distributions to shareholders	560,982
Variation margin	71,605
Management services fees	6,474
Distribution and/or service fees	677
Transfer agent fees	63,168
Compensation of board members	57,325
Compensation of chief compliance officer	25
Other expenses	61,468
Trustees’ deferred compensation plan	155,742
Total liabilities	58,250,917
Net assets applicable to outstanding capital stock	$472,716,240
Represented by
Paid in capital	471,204,360
Excess of distributions over net investment income	(430,579)
Accumulated net realized loss	(2,538,005)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	4,775,426
Investments - affiliated issuers	263
Futures contracts	(217,677)
Swap contracts	(77,548)
Total - representing net assets applicable to outstanding capital stock	$472,716,240
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Bond Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
April 30, 2017
Class A
Net assets	$52,029,006
Shares outstanding	6,144,554
Net asset value per share	$8.47
Maximum offering price per share(a)	$8.89
Class B
Net assets	$132,308
Shares outstanding	15,623
Net asset value per share	$8.47
Class C
Net assets	$9,460,754
Shares outstanding	1,118,394
Net asset value per share	$8.46
Class R
Net assets	$922,341
Shares outstanding	108,899
Net asset value per share	$8.47
Class R4
Net assets	$515,619
Shares outstanding	60,925
Net asset value per share	$8.46
Class R5
Net assets	$735,176
Shares outstanding	87,059
Net asset value per share	$8.44
Class T(b)
Net assets	$9,658
Shares outstanding	1,139
Net asset value per share	$8.48
Maximum offering price per share(c)	$8.70
Class V(d)
Net assets	$10,138,791
Shares outstanding	1,199,108
Net asset value per share	$8.46
Maximum offering price per share(e)	$8.88
Class Y
Net assets	$29,755,879
Shares outstanding	3,508,055
Net asset value per share	$8.48
Class Z
Net assets	$369,016,708
Shares outstanding	43,578,311
Net asset value per share	$8.47

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75% for Class A.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
(d)	Effective January 24, 2017, Class T shares were renamed Class V shares.
(e)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75% for Class V.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2017	23

Statement of Operations
Year Ended April 30, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$53,783
Dividends — affiliated issuers	35,715
Interest	13,897,291
Total income	13,986,789
Expenses:
Management services fees	2,601,726
Distribution and/or service fees
Class A	140,756
Class B	2,951
Class C	108,524
Class R	6,978
Class T(a)	25
Class V(b)	15,813
Transfer agent fees
Class A	111,497
Class B	589
Class C	21,507
Class R	2,770
Class R4	928
Class R5	128
Class T(a)	21
Class V(b)	20,877
Class Y	1,037
Class Z	812,447
Compensation of board members	33,882
Custodian fees	35,613
Printing and postage fees	44,693
Registration fees	145,242
Audit fees	43,799
Legal fees	13,742
Compensation of chief compliance officer	239
Other	(148,192)
Total expenses	4,017,592
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(784,175)
Expense reduction	(1,220)
Total net expenses	3,232,197
Net investment income	10,754,592
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	8,087,141
Investments — affiliated issuers	741
Futures contracts	239,007
Swap contracts	(364,773)
Net realized gain	7,962,116
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(10,484,833)
Investments — affiliated issuers	263
Futures contracts	(689,983)
Swap contracts	(16,816)
Net change in unrealized appreciation (depreciation)	(11,191,369)
Net realized and unrealized loss	(3,229,253)
Net increase in net assets resulting from operations	$7,525,339

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective January 24, 2017, Class T shares were renamed Class V shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Bond Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations
Net investment income	$10,754,592	$11,780,787
Net realized gain	7,962,116	8,507,167
Net change in unrealized appreciation (depreciation)	(11,191,369)	(5,506,252)
Net increase in net assets resulting from operations	7,525,339	14,781,702
Distributions to shareholders
Net investment income
Class A	(1,034,173)	(1,243,824)
Class B	(3,217)	(7,906)
Class C	(117,504)	(159,772)
Class I(a)	(202)	(279)
Class R	(22,179)	(43,680)
Class R4	(9,804)	(8,271)
Class R5	(4,047)	(7,526)
Class T(b)	(180)	(239)
Class V(c)	(203,922)	(280,022)
Class Y	(685,915)	(833,619)
Class Z	(8,545,326)	(12,419,108)
Net realized gains
Class A	(1,373,217)	(1,218,092)
Class B	(7,527)	(11,229)
Class C	(265,520)	(225,803)
Class I(a)	(233)	(239)
Class R	(33,217)	(58,479)
Class R4	(11,833)	(7,353)
Class R5	(2,265)	(7,137)
Class T(b)	(233)	(240)
Class V(c)	(249,031)	(264,458)
Class Y	(694,144)	(728,043)
Class Z	(9,771,071)	(11,277,451)
Total distributions to shareholders	(23,034,760)	(28,802,770)
Decrease in net assets from capital stock activity	(63,208,077)	(89,172,343)
Total decrease in net assets	(78,717,498)	(103,193,411)
Net assets at beginning of year	551,433,738	654,627,149
Net assets at end of year	$472,716,240	$551,433,738
Undistributed (excess of distributions over) net investment income	$(430,579)	$270,279

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	Effective January 24, 2017, Class T shares were renamed Class V shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2017	25

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2017		April 30, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	1,659,903	14,441,255	1,447,754	12,530,595
Distributions reinvested	204,954	1,737,972	202,673	1,738,276
Redemptions	(2,033,377)	(17,389,013)	(1,201,283)	(10,438,856)
Net increase (decrease)	(168,520)	(1,209,786)	449,144	3,830,015
Class B
Subscriptions	3,079	27,031	4,391	37,833
Distributions reinvested	897	7,588	1,460	12,501
Redemptions (a)	(30,359)	(258,002)	(37,264)	(324,094)
Net decrease	(26,383)	(223,383)	(31,413)	(273,760)
Class C
Subscriptions	343,687	2,998,865	497,828	4,298,550
Distributions reinvested	37,211	314,028	35,021	299,573
Redemptions	(510,105)	(4,370,918)	(341,850)	(2,955,428)
Net increase (decrease)	(129,207)	(1,058,025)	190,999	1,642,695
Class I(b)
Redemptions	(1,136)	(9,587)	—	—
Net decrease	(1,136)	(9,587)	—	—
Class R
Subscriptions	13,908	120,270	107,472	930,825
Distributions reinvested	6,405	54,269	10,812	92,696
Redemptions	(111,998)	(956,730)	(143,113)	(1,223,237)
Net decrease	(91,685)	(782,191)	(24,829)	(199,716)
Class R4
Subscriptions	29,554	255,853	48,949	424,066
Distributions reinvested	2,501	21,197	1,766	15,113
Redemptions	(15,879)	(135,528)	(8,882)	(76,926)
Net increase	16,176	141,522	41,833	362,253
Class R5
Subscriptions	80,727	679,688	598	5,151
Distributions reinvested	695	5,861	1,651	14,147
Redemptions	(394)	(3,647)	(42,677)	(365,310)
Net increase (decrease)	81,028	681,902	(40,428)	(346,012)
Class T(c)
Distributions reinvested	1	9	—	—
Net increase	1	9	—	—
Class V(d)
Subscriptions	13,760	118,220	13,848	118,683
Distributions reinvested	39,128	331,591	45,396	388,980
Redemptions	(103,950)	(893,946)	(144,583)	(1,257,650)
Net decrease	(51,062)	(444,135)	(85,339)	(749,987)
Class Y(b)
Subscriptions	195,872	1,674,782	793,703	6,891,515
Distributions reinvested	1,059	9,025	—	—
Redemptions	(349,914)	(3,114,746)	(175,234)	(1,500,000)
Net increase (decrease)	(152,983)	(1,430,939)	618,469	5,391,515
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Bond Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2017		April 30, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z
Subscriptions	3,688,460	31,717,666	3,470,017	30,004,058
Distributions reinvested	324,263	2,754,026	408,493	3,507,215
Redemptions	(10,890,599)	(93,345,156)	(15,227,643)	(132,340,619)
Net decrease	(6,877,876)	(58,873,464)	(11,349,133)	(98,829,346)
Total net decrease	(7,401,647)	(63,208,077)	(10,230,697)	(89,172,343)

(a)	Includes conversions of Class B shares to Class A shares, if any.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(d)	Effective January 24, 2017, Class T shares were renamed Class V shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund | Annual Report 2017	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
4/30/2017	$8.72	0.16	(0.05)	0.11	(0.15)	(0.21)
4/30/2016	$8.91	0.16	0.07	0.23	(0.21)	(0.21)
4/30/2015	$8.86	0.17	0.15	0.32	(0.16)	(0.11)
4/30/2014	$9.46	0.16	(0.30)	(0.14)	(0.17)	(0.29)
4/30/2013	$9.58	0.23	0.17	0.40	(0.23)	(0.29)
Class B
4/30/2017	$8.72	0.10	(0.05)	0.05	(0.09)	(0.21)
4/30/2016	$8.91	0.09	0.07	0.16	(0.14)	(0.21)
4/30/2015	$8.86	0.10	0.15	0.25	(0.09)	(0.11)
4/30/2014	$9.46	0.10	(0.31)	(0.21)	(0.10)	(0.29)
4/30/2013	$9.58	0.16	0.17	0.33	(0.16)	(0.29)
Class C
4/30/2017	$8.71	0.10	(0.05)	0.05	(0.09)	(0.21)
4/30/2016	$8.90	0.09	0.07	0.16	(0.14)	(0.21)
4/30/2015	$8.85	0.10	0.16	0.26	(0.10)	(0.11)
4/30/2014	$9.45	0.11	(0.31)	(0.20)	(0.11)	(0.29)
4/30/2013	$9.57	0.17	0.17	0.34	(0.17)	(0.29)
Class R
4/30/2017	$8.72	0.14	(0.05)	0.09	(0.13)	(0.21)
4/30/2016	$8.91	0.14	0.07	0.21	(0.19)	(0.21)
4/30/2015	$8.86	0.14	0.16	0.30	(0.14)	(0.11)
4/30/2014	$9.46	0.14	(0.31)	(0.17)	(0.14)	(0.29)
4/30/2013	$9.58	0.21	0.16	0.37	(0.20)	(0.29)
Class R4
4/30/2017	$8.72	0.18	(0.06)	0.12	(0.17)	(0.21)
4/30/2016	$8.91	0.18	0.07	0.25	(0.23)	(0.21)
4/30/2015	$8.85	0.19	0.16	0.35	(0.18)	(0.11)
4/30/2014	$9.45	0.18	(0.30)	(0.12)	(0.19)	(0.29)
4/30/2013 (e)	$9.73	0.10	(0.07) (f)	0.03	(0.10)	(0.21)
Class R5
4/30/2017	$8.70	0.17	(0.04)	0.13	(0.18)	(0.21)
4/30/2016	$8.89	0.19	0.07	0.26	(0.24)	(0.21)
4/30/2015	$8.84	0.20	0.15	0.35	(0.19)	(0.11)
4/30/2014	$9.45	0.19	(0.31)	(0.12)	(0.20)	(0.29)
4/30/2013 (h)	$9.73	0.11	(0.07) (f)	0.04	(0.11)	(0.21)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets(a)	Portfolio turnover	Net assets, end of period (000’s)

(0.36)	$8.47	1.34%	0.98% (c)	0.82% (c),(d)	1.86%	375%	$52,029
(0.42)	$8.72	2.74%	1.02%	0.86% (d)	1.83%	428%	$55,058
(0.27)	$8.91	3.63%	1.01%	0.90% (d)	1.85%	350%	$52,256
(0.46)	$8.86	(1.42%)	0.98%	0.96% (d)	1.83%	360%	$61,159
(0.52)	$9.46	4.21%	0.98%	0.90% (d)	2.43%	221%	$82,739

(0.30)	$8.47	0.58%	1.72% (c)	1.57% (c),(d)	1.13%	375%	$132
(0.35)	$8.72	1.98%	1.77%	1.61% (d)	1.08%	428%	$366
(0.20)	$8.91	2.85%	1.76%	1.65% (d)	1.09%	350%	$654
(0.39)	$8.86	(2.15%)	1.73%	1.71% (d)	1.07%	360%	$1,037
(0.45)	$9.46	3.43%	1.73%	1.65% (d)	1.70%	221%	$2,110

(0.30)	$8.46	0.59%	1.73% (c)	1.57% (c),(d)	1.11%	375%	$9,461
(0.35)	$8.71	1.98%	1.77%	1.61% (d)	1.08%	428%	$10,870
(0.21)	$8.90	2.91%	1.76%	1.60% (d)	1.15%	350%	$9,406
(0.40)	$8.85	(2.01%)	1.73%	1.56% (d)	1.23%	360%	$10,917
(0.46)	$9.45	3.59%	1.73%	1.50% (d)	1.83%	221%	$15,812

(0.34)	$8.47	1.09%	1.23% (c)	1.08% (c),(d)	1.62%	375%	$922
(0.40)	$8.72	2.49%	1.27%	1.11% (d)	1.57%	428%	$1,750
(0.25)	$8.91	3.37%	1.26%	1.15% (d)	1.59%	350%	$2,009
(0.43)	$8.86	(1.66%)	1.23%	1.21% (d)	1.59%	360%	$2,498
(0.49)	$9.46	3.95%	1.23%	1.15% (d)	2.16%	221%	$2,558

(0.38)	$8.46	1.48%	0.73% (c)	0.57% (c),(d)	2.10%	375%	$516
(0.44)	$8.72	3.01%	0.77%	0.61% (d)	2.07%	428%	$390
(0.29)	$8.91	4.00%	0.76%	0.64% (d)	2.12%	350%	$26
(0.48)	$8.85	(1.18%)	0.74%	0.70% (d)	1.99%	360%	$28
(0.31)	$9.45	0.36%	0.69% (g)	0.69% (d),(g)	2.38% (g)	221%	$55

(0.39)	$8.44	1.58%	0.63% (c)	0.49% (c)	1.99%	375%	$735
(0.45)	$8.70	3.11%	0.60%	0.50%	2.14%	428%	$52
(0.30)	$8.89	4.04%	0.56%	0.50%	2.25%	350%	$413
(0.49)	$8.84	(1.10%)	0.57%	0.57%	2.09%	360%	$471
(0.32)	$9.45	0.42%	0.55% (g)	0.55% (g)	2.71% (g)	221%	$33,221
Columbia Bond Fund | Annual Report 2017	29

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class T(i)
4/30/2017	$8.73	0.16	(0.05)	0.11	(0.15)	(0.21)
4/30/2016	$8.92	0.16	0.07	0.23	(0.21)	(0.21)
4/30/2015	$8.87	0.17	0.15	0.32	(0.16)	(0.11)
4/30/2014	$9.47	0.17	(0.31)	(0.14)	(0.17)	(0.29)
4/30/2013	$9.58	0.24	0.17	0.41	(0.23)	(0.29)
Class V(j)
4/30/2017	$8.71	0.17	(0.05)	0.12	(0.16)	(0.21)
4/30/2016	$8.90	0.17	0.07	0.24	(0.22)	(0.21)
4/30/2015	$8.85	0.17	0.16	0.33	(0.17)	(0.11)
4/30/2014	$9.45	0.17	(0.30)	(0.13)	(0.18)	(0.29)
4/30/2013	$9.57	0.24	0.17	0.41	(0.24)	(0.29)
Class Y
4/30/2017	$8.74	0.19	(0.05)	0.14	(0.19)	(0.21)
4/30/2016	$8.92	0.19	0.09	0.28	(0.25)	(0.21)
4/30/2015	$8.87	0.20	0.15	0.35	(0.19)	(0.11)
4/30/2014	$9.47	0.20	(0.30)	(0.10)	(0.21)	(0.29)
4/30/2013	$9.59	0.27	0.16	0.43	(0.26)	(0.29)
Class Z
4/30/2017	$8.72	0.18	(0.05)	0.13	(0.17)	(0.21)
4/30/2016	$8.91	0.18	0.07	0.25	(0.23)	(0.21)
4/30/2015	$8.86	0.19	0.15	0.34	(0.18)	(0.11)
4/30/2014	$9.46	0.19	(0.31)	(0.12)	(0.19)	(0.29)
4/30/2013	$9.58	0.26	0.16	0.42	(0.25)	(0.29)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class B	Class C	Class R	Class R4	Class R5	Class T	Class V	Class Y	Class Z
04/30/2017	0.04%	0.04%	0.04%	0.03%	0.04%	0.02%	0.03%	0.03%	0.03%	0.03%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Annualized.
(h)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(i)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(j)	Effective January 24, 2017, Class T shares were renamed Class V shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets(a)	Portfolio turnover	Net assets, end of period (000’s)

(0.36)	$8.48	1.34%	1.01% (c)	0.83% (c),(d)	1.85%	375%	$10
(0.42)	$8.73	2.74%	1.03%	0.86% (d)	1.83%	428%	$10
(0.27)	$8.92	3.62%	1.00%	0.90% (d)	1.85%	350%	$10
(0.46)	$8.87	(1.40%)	0.90%	0.90% (d)	1.92%	360%	$10
(0.52)	$9.47	4.32%	0.90%	0.88% (d)	2.46%	221%	$2

(0.37)	$8.46	1.44%	0.88% (c)	0.73% (c),(d)	1.95%	375%	$10,139
(0.43)	$8.71	2.85%	0.92%	0.76% (d)	1.93%	428%	$10,887
(0.28)	$8.90	3.73%	0.91%	0.80% (d)	1.95%	350%	$11,885
(0.47)	$8.85	(1.32%)	0.88%	0.86% (d)	1.94%	360%	$12,351
(0.53)	$9.45	4.32%	0.88%	0.80% (d)	2.53%	221%	$14,412

(0.40)	$8.48	1.63%	0.54% (c)	0.42% (c)	2.26%	375%	$29,756
(0.46)	$8.74	3.28%	0.56%	0.45%	2.24%	428%	$31,981
(0.30)	$8.92	4.05%	0.54%	0.48%	2.27%	350%	$27,155
(0.50)	$8.87	(0.99%)	0.53%	0.53%	2.27%	360%	$25,147
(0.55)	$9.47	4.60%	0.53%	0.52%	2.80%	221%	$24,368

(0.38)	$8.47	1.60%	0.73% (c)	0.58% (c),(d)	2.11%	375%	$369,017
(0.44)	$8.72	3.00%	0.77%	0.61% (d)	2.08%	428%	$440,059
(0.29)	$8.91	3.88%	0.75%	0.65% (d)	2.10%	350%	$550,803
(0.48)	$8.86	(1.17%)	0.73%	0.71% (d)	2.07%	360%	$659,538
(0.54)	$9.46	4.47%	0.73%	0.65% (d)	2.69%	221%	$1,077,125
Columbia Bond Fund | Annual Report 2017	31

Notes to Financial Statements
April 30, 2017
Note 1. Organization
Columbia Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective on or about July 17, 2017, Class B shares will automatically convert to Class A shares and the Fund will no longer accept investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class V shares (formerly Class T shares) are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations. Effective January 24, 2017, Class T shares were renamed Class V shares.
32	Columbia Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to Other expenses on the Statement of Operations. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Columbia Bond Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
April 30, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
34	Columbia Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Columbia Bond Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
April 30, 2017
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a single issuer of debt securities and manage credit risk exposure. Additionally, credit default swap contracts were used to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
36	Columbia Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	45,523*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	205,303*
Total		250,826

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	123,071*
Credit risk	Premiums received on outstanding swap contracts	58,197
Interest rate risk	Net assets — unrealized depreciation on futures contracts	422,980*
Total		604,248

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(364,773)	(364,773)
Interest rate risk	239,007	—	239,007
Total	239,007	(364,773)	(125,766)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(16,816)	(16,816)
Interest rate risk	(689,983)	—	(689,983)
Total	(689,983)	(16,816)	(706,799)
Columbia Bond Fund | Annual Report 2017	37

Notes to Financial Statements  (continued)
April 30, 2017
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	60,883,318
Futures contracts — short	21,268,844
Credit default swap contracts — buy protection	22,755,000
Credit default swap contracts — sell protection	8,151,250

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2017.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
38	Columbia Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2017:
	Barclays ($)	Citi ($)	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	-	-	8,152	8,152
Liabilities
Centrally cleared credit default swap contracts (a)	-	-	-	15,531	15,531
OTC credit default swap contracts (b)	17,787	12,021	96,173	-	125,981
Total liabilities	17,787	12,021	96,173	15,531	141,512
Total financial and derivative net assets	(17,787)	(12,021)	(96,173)	(7,379)	(133,360)
Total collateral received (pledged) (c)	-	-	-	(7,379)	(7,379)
Net amount (d)	(17,787)	(12,021)	(96,173)	-	(125,981)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
Columbia Bond Fund | Annual Report 2017	39

Notes to Financial Statements  (continued)
April 30, 2017
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
40	Columbia Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2017 was 0.50% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transactions with affiliates
For the year ended April 30, 2017, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $77,617, respectively. The sale transactions resulted in a net realized gain of $12,552.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to Class R5 shares. Total transfer agency fees for Class I, prior to March 27, 2017 were, and Class Y shares are subject to an annual limitation of not more than 0.025% of
Columbia Bond Fund | Annual Report 2017	41

Notes to Financial Statements  (continued)
April 30, 2017
the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
For the year ended April 30, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.20
Class B	0.20
Class C	0.20
Class I	0.001 (a),(b)
Class R	0.20
Class R4	0.20
Class R5	0.068
Class T	0.21
Class V	0.20
Class Y	0.003
Class Z	0.20

(a)	Annualized.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2017, these minimum account balance fees reduced total expenses of the Fund by $1,220.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class T shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
42	Columbia Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2017, if any, are listed below:
Amount ($)
Class A	81,204
Class C	1,773
Class V	120
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	September 1, 2016 through August 31, 2017	Prior to September 1, 2016
Class A	0.860%	0.86%
Class B	1.610	1.61
Class C	1.610	1.61
Class R	1.110	1.11
Class R4	0.610	0.61
Class R5	0.510	0.50
Class T	0.860	0.86
Class V	0.760	0.76
Class Y	0.460	0.45
Class Z	0.610	0.61
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, post-October capital losses, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities, distribution reclassifications and certain convertible preferred securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Columbia Bond Fund | Annual Report 2017	43

Notes to Financial Statements  (continued)
April 30, 2017
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(828,981)	828,981	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
April 30, 2017			April 30, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
20,442,769	2,591,991	23,034,760	20,174,314	8,628,456	28,802,770
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
342,137	—	—	4,501,465
At April 30, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
511,125,181	8,112,435	(3,610,970)	4,501,465
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2017, the Fund elected to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
—	1,299,116
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,141,106,047 and $2,247,651,933, respectively, for the year ended April 30, 2017, of which $1,789,010,303 and $1,818,244,374, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate
44	Columbia Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies,
Columbia Bond Fund | Annual Report 2017	45

Notes to Financial Statements  (continued)
April 30, 2017
mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At April 30, 2017, one unaffiliated shareholder of record owned 75.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
46	Columbia Bond Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Bond Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Bond Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2017
Columbia Bond Fund | Annual Report 2017	47

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend
$2,721,591
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
48	Columbia Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Bond Fund | Annual Report 2017	49

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
50	Columbia Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Consulants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively;Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Bond Fund | Annual Report 2017	51

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
52	Columbia Bond Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Bond Fund | Annual Report 2017	53

Columbia Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN121_04_G01_(06/17)

Annual Report
April 30, 2017
Columbia Small Cap Value Fund I
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Small Cap Value Fund I   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Small Cap Value Fund I   |  Annual Report 2017

Columbia Small Cap Value Fund I  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Small Cap Value Fund I (the Fund) seeks long-term capital appreciation.
Portfolio management
Jeremy Javidi, CFA
Manager
Managed Fund since 2005
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended April 30, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/25/86	26.02	12.36	6.47
	Including sales charges		18.76	11.04	5.84
Class B	Excluding sales charges	11/09/92	25.00	11.52	5.67
	Including sales charges		20.00	11.31	5.67
Class C	Excluding sales charges	01/15/96	25.05	11.52	5.67
	Including sales charges		24.05	11.52	5.67
Class R *		09/27/10	25.71	12.09	6.21
Class R4 *		11/08/12	26.30	12.63	6.59
Class R5 *		11/08/12	26.50	12.77	6.66
Class Y *		07/15/09	26.57	12.87	6.84
Class Z		07/31/95	26.33	12.64	6.73
Russell 2000 Value Index			27.18	12.96	6.02
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Small Cap Value Fund I | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2007 — April 30, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at April 30, 2017)
Sunstone Hotel Investors, Inc.	1.3
UMB Financial Corp.	1.1
MGIC Investment Corp.	1.1
American Equity Investment Life Holding Co.	1.0
Radian Group, Inc.	1.0
Towne Bank	1.0
Webster Financial Corp.	0.9
Chesapeake Lodging Trust	0.9
Pebblebrook Hotel Trust	0.9
National Western Life Group, Inc., Class A	0.9
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at April 30, 2017)
Common Stocks	99.4
Money Market Funds	0.6
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at April 30, 2017)
Consumer Discretionary	11.2
Consumer Staples	2.7
Energy	7.0
Financials	32.0
Health Care	10.6
Industrials	12.7
Information Technology	9.4
Materials	6.2
Real Estate	5.9
Telecommunication Services	1.0
Utilities	1.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Value Fund I | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2017, the Fund’s Class A shares returned 26.02% excluding sales charges. The Fund’s benchmark, the Russell 2000 Value Index, returned 27.18% over the same period. The period had a tumultuous beginning, and small-cap stocks were particularly hard hit in the aftermath of the UK’s decision to exit the European Union. However, they picked up as the period progressed and rallied strongly after the election of a new president who promised lower taxes and lighter regulation, both of which could have significant impact on small companies. In this environment, stock selection in real estate, base materials, consumer discretionary, utilities and staples sectors drove performance while individual selections within energy, health care, financials and information technology detracted from relative results.
U.S. equity markets logged solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance for most of calendar year 2016, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. presidential election eliminated a key element of uncertainty, and the U.S. equity markets moved solidly higher in the final three months of the period. Positive economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence. Against this backdrop, small cap value stocks were the market’s top performers.
In December 2016, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point to between 0.50% and 0.75%, its first such move in a year. In March 2017, the Fed again raised the target short-term interest rate to between 0.75% and 1.00%. The Fed signaled that it was prepared to raise rates more aggressively in 2017 on the heels of strong job gains and progress towards its inflation target.
Fund positioning aided performance
The Fund was well positioned to take advantage of the significant rally that took place in the second half of the Fund’s fiscal year. Overweight sector allocations to materials, information technology and financials aided the Fund’s relative results as did a decision to pull back some on information technology and financials by the end of the period. These positioning decisions helped offset the impact of disappointing stock selection, which was primarily the result of our emphasis on higher quality holdings. It is not unusual for the Fund to lag the benchmark in stock selection when stocks that are out of our risk tolerance perform strongly. However, we believe that our disciplined investment approach has the potential to aid performance over the long term.
Contributors and detractors
Real estate, materials, consumer discretionary and consumer staples provided most of the Fund’s top performers for the 12-month period. In the real estate sector, the timing of the Fund’s investment in CoreCivic, which is not in the benchmark, and GEO Group, benefited results. Both are private prison companies, which sold off dramatically when the Obama administration signaled in 2016 that it would unload for-profit-prison contracts. We invested in both companies at significant discounts, and they have logged substantial gains since President Trump rescinded the order in the early days of his administration.
The Fund did well with names that were related to the rebound in the housing sector, which we believe still has considerable upside potential. In the materials sector, shares of Tronox, which makes titanium dioxide (TiO(2)), soared as the company announced its intention to acquire competitor Cristal’s TiO(2) business. TiO(2) provides brightness to applications such as coatings, plastics and paper. Other housing-related names that did well include Olin Corporation, which makes polyvinyl chloride (PVC), which is used in construction for pipe and in profile applications such as doors and windows, and Axiall Corporation, which was acquired during the period. Louisiana-Pacific, which manufactures oriented strand board (OSB), a building material used in homebuilding and remodeling, did well as profits improved due to strong demand and improved pricing. In the consumer discretionary sector, Aaron’s, a lease-to-own retailer of furniture, appliances and electronics, and Hooker Furniture benefited from the uptick in the housing sector and a mismatch between supply and demand. Homebuilder UCP, which announced that it would be acquired, was also up strongly for the period.
In the consumer staples sector, a sizeable position in Fresh Del Monte Produce had a positive impact on relative returns. The company has done well by satisfying the consumer preference for convenience and for eating healthy in buying fresh fruit and other items, such as salsa, that are cut, prepared and packaged for grocery and food markets.
Columbia Small Cap Value Fund I | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Disappointing returns from certain energy, health care, financials and information technology holdings offset some of the gains from these top performers. Within the energy sector, positions in Cobalt International Energy, SM Energy and Gulfport Energy were a drag on relative results and trimmed Fund gains. A November 2016 decision by the Organization of the Petroleum Exporting Countries (OPEC) to curb production helped lift oil prices and shares of energy companies as well. However, energy stocks came under pressure near the end of the period on rising concern that OPEC would not extend this action and as oil prices moved lower. We held onto Cobalt International Energy and SM Energy but sold Gulfport Energy, which had made a questionable acquisition and exercised poor judgement, in our opinion, in funding it.
Within health care, biotechnology stocks Infinity Pharmaceuticals, Novavax and OncoMed Pharmaceuticals lost ground after experiencing disappointing results from drug trials. Despite these disappointments, we remained positive in our outlook for biotechnology and continued to own a range of stocks within the industry to help minimize the impact of event risk — and maximize the potential opportunity — for the portfolio.
Within the financials sector, the Fund’s biggest detractor was First NBC Bank, a New Orleans lender that was the subject of scrutiny for its accounting practices, especially of tax credit-related projects. The bank was closed by the Louisiana Office of Financial Institutions and its shares plummeted. Within the information technology sector, a position in Fitbit was a significant drag on relative results. (The stock is not in the benchmark.) A weak holiday season put pressure on Fitbit shares and we exited the stock.
At period’s end
Because we remained excited about the dynamics and innovation within the health care sector, we increased the Fund’s exposure to health care by reducing exposure to utilities and trimming positions in banks given that industry’s significant outperformance in 2016. Overall, we continued to maintain our discipline in executing a high-quality, pure small-cap value strategy for our shareholders. We believed that over a full market cycle, strong companies with good growth prospects, strong balance sheets and cash flow have the potential to outperform.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Small Cap Value Fund I | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2016 — April 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,201.20	1,017.80	7.39	6.78	1.37
Class B	1,000.00	1,000.00	1,196.50	1,014.12	11.42	10.47	2.12
Class C	1,000.00	1,000.00	1,196.50	1,014.12	11.42	10.47	2.12
Class R	1,000.00	1,000.00	1,199.60	1,016.58	8.74	8.01	1.62
Class R4	1,000.00	1,000.00	1,202.50	1,019.03	6.05	5.54	1.12
Class R5	1,000.00	1,000.00	1,203.50	1,019.76	5.24	4.80	0.97
Class Y	1,000.00	1,000.00	1,203.90	1,019.96	5.03	4.61	0.93
Class Z	1,000.00	1,000.00	1,202.80	1,019.03	6.05	5.54	1.12
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
Columbia Small Cap Value Fund I | Annual Report 2017	7

Portfolio of Investments
April 30, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 99.8%
Issuer	Shares	Value ($)
Consumer Discretionary 11.2%
Auto Components 2.5%
Cooper Tire & Rubber Co.	136,436	5,225,499
Gentherm, Inc.(a)	74,216	2,757,124
Modine Manufacturing Co.(a)	219,517	2,656,156
Visteon Corp.(a)	38,200	3,932,690
Total		14,571,469
Automobiles 0.4%
Winnebago Industries, Inc.	86,783	2,490,672
Hotels, Restaurants & Leisure 0.2%
Marcus Corp. (The)	37,220	1,258,036
Household Durables 2.3%
Cavco Industries, Inc.(a)	25,127	2,983,831
Ethan Allen Interiors, Inc.	96,830	2,885,534
Hooker Furniture Corp.	59,370	2,579,627
Lifetime Brands, Inc.	118,167	2,268,806
UCP, Inc., Class A(a)	244,800	2,802,960
Total		13,520,758
Leisure Products 0.9%
Johnson Outdoors, Inc., Class A	64,576	2,345,400
Malibu Boats, Inc., Class A(a)	139,542	3,215,048
Total		5,560,448
Media 1.2%
AMC Entertainment Holdings, Inc., Class A	153,381	4,647,444
Lions Gate Entertainment Corp.	72,782	1,904,705
Lions Gate Entertainment Corp., Class B(a)	27,619	658,713
Total		7,210,862
Multiline Retail 0.5%
Hudson’s Bay Co.	286,926	2,623,227
Specialty Retail 1.5%
Aaron’s, Inc.	133,501	4,798,026
DSW, Inc., Class A	102,260	2,108,601
Sally Beauty Holdings, Inc.(a)	111,370	2,118,258
Total		9,024,885
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.7%
Deckers Outdoor Corp.(a)	53,499	3,188,005
Oxford Industries, Inc.	33,155	1,922,327
Skechers U.S.A., Inc., Class A(a)	112,010	2,828,253
Steven Madden Ltd.(a)	55,285	2,103,594
Total		10,042,179
Total Consumer Discretionary		66,302,536
Consumer Staples 2.7%
Beverages 0.4%
Boston Beer Co., Inc. (The), Class A(a)	15,400	2,222,990
Food & Staples Retailing 0.6%
Andersons, Inc. (The)	93,230	3,482,141
Food Products 1.2%
Fresh Del Monte Produce, Inc.	74,926	4,592,964
Sanderson Farms, Inc.	25,400	2,940,812
Total		7,533,776
Personal Products 0.5%
Inter Parfums, Inc.	73,972	2,807,237
Total Consumer Staples		16,046,144
Energy 7.0%
Energy Equipment & Services 1.8%
Aspen Aerogels, Inc.(a)	485,490	1,971,089
C&J Energy Services, Inc.(a)	97,969	2,861,674
CARBO Ceramics, Inc.(a)	218,631	1,501,995
Dawson Geophysical Co.(a)	183,552	923,267
Geospace Technologies Corp.(a)	81,757	1,352,261
Natural Gas Services Group, Inc.(a)	82,811	2,269,021
Total		10,879,307
Oil, Gas & Consumable Fuels 5.2%
Alon USA Energy, Inc.	261,259	3,158,621
Callon Petroleum Co.(a)	281,341	3,331,078
Carrizo Oil & Gas, Inc.(a)	129,120	3,247,368
Cobalt International Energy, Inc.(a)	2,315,376	905,544
Contango Oil & Gas Co.(a)	224,694	1,608,809
CVR Energy, Inc.	67,670	1,481,296
Earthstone Energy, Inc.(a)	148,326	1,997,951
Eclipse Resources Corp.(a)	776,382	1,560,528
Jagged Peak Energy, Inc.(a)	212,721	2,369,712

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Value Fund I | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Jones Energy, Inc., Class A(a)	611,265	1,222,530
Sanchez Energy Corp.(a)	303,060	2,345,684
SM Energy Co.	111,790	2,525,336
SRC Energy, Inc.(a)	374,875	2,826,558
WildHorse Resource Development Corp.(a)	178,630	1,948,853
Total		30,529,868
Total Energy		41,409,175
Financials 31.9%
Banks 16.5%
BancFirst Corp.	43,812	4,208,143
BankUnited, Inc.	129,906	4,584,383
Banner Corp.	92,471	5,104,399
Boston Private Financial Holdings, Inc.	303,537	4,735,177
Bridge Bancorp, Inc.	76,697	2,780,266
Brookline Bancorp, Inc.	255,063	3,711,167
Capital City Bank Group, Inc.	143,309	2,953,598
Centerstate Banks, Inc.	201,309	5,079,026
Columbia Banking System, Inc.	120,293	4,752,776
Community Trust Bancorp, Inc.	63,237	2,842,503
FCB Financial Holdings, Inc., Class A(a)	106,833	5,047,859
First Citizens BancShares Inc., Class A	12,727	4,429,760
First Financial Corp.	65,310	3,187,128
First NBC Bank Holding Co.(a)	548,385	1,453,220
First of Long Island Corp. (The)	109,360	2,974,592
Heritage Financial Corp.	69,253	1,828,279
Investors Bancorp, Inc.	330,432	4,576,483
National Bank Holdings Corp., Class A	108,520	3,425,976
Northrim BanCorp, Inc.	151,551	4,849,632
Sierra Bancorp	60,142	1,507,760
Synovus Financial Corp.	56,550	2,363,790
Towne Bank	176,620	5,731,319
UMB Financial Corp.	90,750	6,578,468
Union Bankshares Corp.	106,574	3,649,094
Webster Financial Corp.	108,450	5,510,345
Total		97,865,143
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 1.7%
GAIN Capital Holdings, Inc.	416,450	2,952,631
INTL FCStone, Inc.(a)	109,140	4,076,379
Moelis & Co., ADR, Class A	74,092	2,719,176
Total		9,748,186
Consumer Finance 1.0%
Enova International, Inc.(a)	103,642	1,471,716
FirstCash, Inc.	86,508	4,494,091
Total		5,965,807
Diversified Financial Services 0.4%
Pico Holdings, Inc.(a)	153,817	2,476,454
Insurance 6.8%
American Equity Investment Life Holding Co.	260,540	6,180,009
Baldwin & Lyons, Inc., Class B	92,341	2,262,354
EMC Insurance Group, Inc.	87,551	2,510,963
Employers Holdings, Inc.	108,924	4,356,960
FBL Financial Group, Inc., Class A	62,116	4,130,714
Global Indemnity Ltd(a)	54,468	2,208,677
Heritage Insurance Holdings, Inc.	233,366	2,823,729
Horace Mann Educators Corp.	72,241	2,792,115
National Western Life Group, Inc., Class A	17,124	5,244,054
Navigators Group, Inc. (The)	74,930	4,049,966
United Fire Group, Inc.	79,430	3,494,920
Total		40,054,461
Mortgage Real Estate Investment Trusts (REITS) 0.6%
Altisource Residential Corp.	248,699	3,576,292
Thrifts & Mortgage Finance 4.9%
HomeStreet, Inc.(a)	141,458	3,677,908
MGIC Investment Corp.(a)	606,530	6,392,826
Provident Financial Holdings, Inc.	83,010	1,596,282
Radian Group, Inc.	359,120	6,061,946
Washington Federal, Inc.	141,263	4,760,563
Western New England Bancorp, Inc.	323,879	3,400,730
WSFS Financial Corp.	68,872	3,250,758
Total		29,141,013
Total Financials		188,827,356

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2017	9

Portfolio of Investments  (continued)
April 30, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 10.6%
Biotechnology 5.3%
ACADIA Pharmaceuticals, Inc.(a)	89,794	3,082,628
bluebird bio, Inc.(a)	42,520	3,782,154
Coherus Biosciences, Inc.(a)	156,863	3,011,770
Dynavax Technologies Corp.(a)	451,831	2,507,662
Eagle Pharmaceuticals, Inc.(a)	34,909	3,162,406
Exelixis, Inc.(a)	53,352	1,195,085
Juno Therapeutics, Inc.(a)	112,281	2,800,288
Keryx Biopharmaceuticals, Inc.(a)	291,107	1,723,353
Momenta Pharmaceuticals, Inc.(a)	151,548	2,174,714
Novavax, Inc.(a)	1,189,487	970,740
OncoMed Pharmaceuticals, Inc.(a)	318,393	1,254,468
Puma Biotechnology, Inc.(a)	58,406	2,371,284
Spark Therapeutics, Inc.(a)	53,340	3,092,120
Total		31,128,672
Health Care Equipment & Supplies 1.6%
Alere, Inc.(a)	98,800	4,857,996
Quotient Ltd.(a)	261,876	1,783,376
Sientra, Inc.(a)	355,516	2,986,334
Total		9,627,706
Life Sciences Tools & Services 0.3%
PAREXEL International Corp.(a)	30,180	1,926,390
Pharmaceuticals 3.4%
Aerie Pharmaceuticals, Inc.(a)	51,480	2,267,694
Akorn, Inc.(a)	118,312	3,957,536
BioDelivery Sciences International, Inc.(a)	1,266,243	2,310,893
Flex Pharma, Inc.(a)	44,183	151,990
Impax Laboratories, Inc.(a)	278,560	3,913,768
Lannett Co., Inc.(a)	82,610	2,147,860
Pacira Pharmaceuticals, Inc.(a)	50,582	2,455,756
Supernus Pharmaceuticals, Inc.(a)	85,271	2,779,835
Total		19,985,332
Total Health Care		62,668,100
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 12.7%
Building Products 1.0%
Simpson Manufacturing Co., Inc.	80,524	3,358,656
Universal Forest Products, Inc.	29,743	2,834,211
Total		6,192,867
Commercial Services & Supplies 0.7%
Unifirst Corp.	28,815	4,011,048
Construction & Engineering 0.4%
Northwest Pipe Co.(a)	189,905	2,660,569
Electrical Equipment 1.1%
Encore Wire Corp.	81,446	3,599,913
General Cable Corp.	159,900	2,878,200
Total		6,478,113
Industrial Conglomerates 0.5%
Raven Industries, Inc.	89,830	2,784,730
Machinery 6.7%
Albany International Corp., Class A	80,041	3,901,999
Altra Industrial Motion Corp.	87,726	3,873,103
DMC Global Inc	179,407	2,744,927
EnPro Industries, Inc.	45,426	3,209,347
Gorman-Rupp Co.	76,875	2,200,162
Hardinge, Inc.	68,342	717,591
Kadant, Inc.	36,337	2,258,345
LB Foster Co., Class A	185,487	2,633,915
Lydall, Inc.(a)	64,953	3,403,537
Mueller Industries, Inc.	121,132	3,881,069
Standex International Corp.	40,244	3,780,924
Titan International, Inc.	270,084	2,892,600
Wabash National Corp.	182,600	4,159,628
Total		39,657,147
Professional Services 0.4%
TrueBlue, Inc.(a)	93,717	2,563,160
Road & Rail 0.7%
Heartland Express, Inc.	71,380	1,436,165
Werner Enterprises, Inc.	92,299	2,519,763
Total		3,955,928

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Value Fund I | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 1.2%
CAI International, Inc.(a)	139,666	2,879,913
Houston Wire & Cable Co.	202,506	1,265,662
Textainer Group Holdings Ltd.	180,659	2,700,852
Total		6,846,427
Total Industrials		75,149,989
Information Technology 9.4%
Communications Equipment 0.4%
Digi International, Inc.(a)	180,738	2,241,151
Electronic Equipment, Instruments & Components 2.2%
AVX Corp.	200,162	3,384,739
Benchmark Electronics, Inc.(a)	128,590	4,076,303
MTS Systems Corp.	42,537	1,975,844
OSI Systems, Inc.(a)	49,430	3,825,882
Total		13,262,768
Internet Software & Services 1.0%
Criteo SA, ADR(a)	18,720	1,018,181
WebMD Health Corp.(a)	87,949	4,769,474
Total		5,787,655
IT Services 1.2%
Mantech International Corp., Class A	108,697	3,858,744
TeleTech Holdings, Inc.	101,777	3,180,531
Total		7,039,275
Semiconductors & Semiconductor Equipment 3.3%
Entegris, Inc.(a)	194,812	4,831,338
IXYS Corp.	195,700	2,730,015
MACOM Technology Solutions Holdings, Inc.(a)	104,891	5,127,072
Silicon Laboratories, Inc.(a)	29,768	2,117,993
Synaptics, Inc.(a)	84,616	4,634,418
Total		19,440,836
Software 0.8%
MicroStrategy, Inc., Class A(a)	11,900	2,263,023
Silver Spring Networks, Inc.(a)	211,140	2,409,108
Total		4,672,131
Technology Hardware, Storage & Peripherals 0.5%
Stratasys Ltd.(a)	125,324	3,103,022
Total Information Technology		55,546,838
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 6.2%
Chemicals 1.9%
Flotek Industries, Inc.(a)	192,630	2,313,486
Olin Corp.	154,220	4,955,089
Tronox Ltd., Class A	242,337	4,000,984
Total		11,269,559
Containers & Packaging 0.5%
Greif, Inc., Class A	47,279	2,771,495
Metals & Mining 3.0%
Allegheny Technologies, Inc.	171,447	3,146,052
Capstone Mining Corp.(a)	92,514	71,840
Commercial Metals Co.	197,710	3,685,314
Ferroglobe PLC	432,401	4,172,670
Olympic Steel, Inc.	37,601	847,903
TimkenSteel Corp.(a)	149,280	2,251,142
Universal Stainless & Alloy Products, Inc.(a)	195,658	3,531,627
Total		17,706,548
Paper & Forest Products 0.8%
Louisiana-Pacific Corp.(a)	195,088	5,021,565
Total Materials		36,769,167
Real Estate 5.8%
Equity Real Estate Investment Trusts (REITS) 5.8%
Chesapeake Lodging Trust	228,714	5,331,323
CoreCivic, Inc.	59,370	2,045,297
EastGroup Properties, Inc.	37,358	2,923,263
GEO Group, Inc. (The)	93,120	3,102,758
Getty Realty Corp.	107,620	2,755,072
National Health Investors, Inc.	27,780	2,032,663
Pebblebrook Hotel Trust	176,580	5,255,021
Potlatch Corp.	80,916	3,645,266
Sunstone Hotel Investors, Inc.	514,755	7,664,702
Total		34,755,365
Total Real Estate		34,755,365
Telecommunication Services 1.0%
Diversified Telecommunication Services 0.3%
magicJack VocalTec Ltd.(a)	176,673	1,448,719

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2017	11

Portfolio of Investments  (continued)
April 30, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.7%
Shenandoah Telecommunications Co.	133,976	4,287,232
Total Telecommunication Services		5,735,951
Utilities 1.3%
Gas Utilities 1.1%
Chesapeake Utilities Corp.	13,784	1,010,367
Northwest Natural Gas Co.	26,263	1,565,275
Southwest Gas Corp.	46,715	3,912,848
Total		6,488,490
Water Utilities 0.2%
Consolidated Water Co., Ltd.	118,319	1,396,164
Total Utilities		7,884,654
Total Common Stocks (Cost $379,685,801)		591,095,275

Money Market Funds 0.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.869%(b),(c)	3,566,306	3,566,306
Total Money Market Funds (Cost $3,566,072)		3,566,306
Total Investments (Cost: $383,251,873)		594,661,581
Other Assets & Liabilities, Net		(2,143,555)
Net Assets		592,518,026

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at April 30, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.869%	10,221,763	133,895,824	(140,551,281)	3,566,306	997	28,519	3,566,306
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Value Fund I | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	66,302,536	—	—	—	66,302,536
Consumer Staples	16,046,144	—	—	—	16,046,144
Energy	41,409,175	—	—	—	41,409,175
Financials	188,827,356	—	—	—	188,827,356
Health Care	62,668,100	—	—	—	62,668,100
Industrials	75,149,989	—	—	—	75,149,989
Information Technology	55,546,838	—	—	—	55,546,838
Materials	36,769,167	—	—	—	36,769,167
Real Estate	34,755,365	—	—	—	34,755,365
Telecommunication Services	5,735,951	—	—	—	5,735,951
Utilities	7,884,654	—	—	—	7,884,654
Total Common Stocks	591,095,275	—	—	—	591,095,275
Money Market Funds	—	—	—	3,566,306	3,566,306
Total Investments	591,095,275	—	—	3,566,306	594,661,581
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2017	13

Statement of Assets and Liabilities
April 30, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$379,685,801
Affiliated issuers, at cost	3,566,072
Total investments, at cost	383,251,873
Investments, at value
Unaffiliated issuers, at value	591,095,275
Affiliated issuers, at value	3,566,306
Total investments, at value	594,661,581
Receivable for:
Investments sold	919,794
Capital shares sold	615,158
Dividends	78,631
Foreign tax reclaims	3,542
Expense reimbursement due from Investment Manager	1,076
Prepaid expenses	1,082
Trustees’ deferred compensation plan	117,872
Total assets	596,398,736
Liabilities
Due to custodian	456,102
Payable for:
Investments purchased	2,477,846
Capital shares purchased	565,902
Management services fees	14,161
Distribution and/or service fees	2,488
Transfer agent fees	185,437
Compensation of chief compliance officer	23
Other expenses	60,879
Trustees’ deferred compensation plan	117,872
Total liabilities	3,880,710
Net assets applicable to outstanding capital stock	$592,518,026
Represented by
Paid in capital	349,447,641
Excess of distributions over net investment income	(117,872)
Accumulated net realized gain	31,779,292
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	211,409,474
Investments - affiliated issuers	234
Foreign currency translations	(743)
Total - representing net assets applicable to outstanding capital stock	$592,518,026
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Value Fund I | Annual Report 2017

Statement of Assets and Liabilities  (continued)
April 30, 2017
Class A
Net assets	$245,314,988
Shares outstanding	5,893,825
Net asset value per share	$41.62
Maximum offering price per share(a)	$44.16
Class B
Net assets	$128,320
Shares outstanding	4,895
Net asset value per share	$26.21
Class C
Net assets	$26,703,177
Shares outstanding	894,203
Net asset value per share	$29.86
Class R
Net assets	$3,031,785
Shares outstanding	72,829
Net asset value per share	$41.63
Class R4
Net assets	$4,728,830
Shares outstanding	100,842
Net asset value per share	$46.89
Class R5
Net assets	$9,134,555
Shares outstanding	194,839
Net asset value per share	$46.88
Class Y
Net assets	$64,230,086
Shares outstanding	1,400,582
Net asset value per share	$45.86
Class Z
Net assets	$239,246,285
Shares outstanding	5,235,671
Net asset value per share	$45.70

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2017	15

Statement of Operations
Year Ended April 30, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$8,678,637
Dividends — affiliated issuers	28,519
Foreign taxes withheld	(2,279)
Total income	8,704,877
Expenses:
Management services fees	5,104,454
Distribution and/or service fees
Class A	615,253
Class B	5,759
Class C	272,557
Class R	14,605
Transfer agent fees
Class A	534,886
Class B	1,208
Class C	59,215
Class I(a)	1,505
Class R	6,358
Class R4	9,835
Class R5	4,323
Class Y	781
Class Z	511,311
Compensation of board members	27,631
Custodian fees	11,628
Printing and postage fees	66,438
Registration fees	121,686
Audit fees	39,034
Legal fees	14,204
Line of credit interest expense	667
Compensation of chief compliance officer	234
Other	5,977
Total expenses	7,429,549
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(43,690)
Expense reduction	(3,047)
Total net expenses	7,382,812
Net investment income	1,322,065
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	77,114,707
Investments — affiliated issuers	997
Foreign currency translations	(2,602)
Net realized gain	77,113,102
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	57,799,106
Investments — affiliated issuers	234
Foreign currency translations	(236)
Net change in unrealized appreciation (depreciation)	57,799,104
Net realized and unrealized gain	134,912,206
Net increase in net assets resulting from operations	$136,234,271

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Value Fund I | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations
Net investment income	$1,322,065	$3,433,330
Net realized gain	77,113,102	92,215,898
Net change in unrealized appreciation (depreciation)	57,799,104	(149,291,935)
Net increase (decrease) in net assets resulting from operations	136,234,271	(53,642,707)
Distributions to shareholders
Net investment income
Class A	(402,914)	(778,172)
Class I(a)	(303,984)	(387,612)
Class R	—	(4,134)
Class R4	(15,647)	(34,007)
Class R5	(34,589)	(33,337)
Class Y	(37,836)	(49,392)
Class Z	(743,137)	(1,971,771)
Net realized gains
Class A	(29,365,698)	(27,922,693)
Class B	(124,956)	(203,344)
Class C	(4,281,190)	(3,861,089)
Class I(a)	(6,695,481)	(6,618,772)
Class R	(342,834)	(369,442)
Class R4	(489,083)	(763,352)
Class R5	(795,145)	(603,651)
Class Y	(891,840)	(843,404)
Class Z	(25,774,096)	(44,260,011)
Total distributions to shareholders	(70,298,430)	(88,704,183)
Decrease in net assets from capital stock activity	(62,712,941)	(357,316,161)
Total increase (decrease) in net assets	3,222,900	(499,663,051)
Net assets at beginning of year	589,295,126	1,088,958,177
Net assets at end of year	$592,518,026	$589,295,126
Undistributed (excess of distributions over) net investment income	$(117,872)	$33,272

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I | Annual Report 2017	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2017		April 30, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	785,638	31,247,604	638,944	24,505,930
Distributions reinvested	759,710	27,717,081	685,345	26,289,825
Redemptions	(2,035,269)	(80,478,189)	(2,067,612)	(79,432,029)
Net decrease	(489,921)	(21,513,504)	(743,323)	(28,636,274)
Class B
Subscriptions	608	14,678	617	16,075
Distributions reinvested	5,061	115,903	7,136	185,535
Redemptions (a)	(38,466)	(979,775)	(40,425)	(1,113,591)
Net decrease	(32,797)	(849,194)	(32,672)	(911,981)
Class C
Subscriptions	137,450	3,992,173	108,380	3,092,788
Distributions reinvested	141,810	3,750,457	114,293	3,313,349
Redemptions	(335,761)	(9,675,452)	(242,652)	(7,040,384)
Net decrease	(56,501)	(1,932,822)	(19,979)	(634,247)
Class I(b)
Subscriptions	—	—	111,600	4,997,173
Distributions reinvested	175,328	6,999,185	168,255	7,006,120
Redemptions	(1,657,130)	(73,016,567)	(232,699)	(9,427,243)
Net increase (decrease)	(1,481,802)	(66,017,382)	47,156	2,576,050
Class R
Subscriptions	8,532	342,347	8,810	334,327
Distributions reinvested	9,429	342,834	9,716	373,576
Redemptions	(18,652)	(741,217)	(30,202)	(1,100,834)
Net decrease	(691)	(56,036)	(11,676)	(392,931)
Class R4
Subscriptions	52,682	2,384,146	54,216	2,375,495
Distributions reinvested	12,209	504,495	18,734	797,138
Redemptions	(60,234)	(2,743,341)	(185,049)	(7,983,153)
Net increase (decrease)	4,657	145,300	(112,099)	(4,810,520)
Class R5
Subscriptions	71,221	3,222,086	130,585	5,631,370
Distributions reinvested	20,143	829,496	14,979	636,765
Redemptions	(67,404)	(2,948,653)	(62,593)	(2,703,919)
Net increase	23,960	1,102,929	82,971	3,564,216
Class Y(b)
Subscriptions	1,417,765	62,312,773	183,997	7,709,011
Distributions reinvested	23,533	929,435	21,415	892,568
Redemptions	(286,153)	(11,968,088)	(159,677)	(6,619,275)
Net increase	1,155,145	51,274,120	45,735	1,982,304
Class Z
Subscriptions	1,608,782	69,670,796	1,381,342	57,252,240
Distributions reinvested	405,179	16,020,336	852,652	35,461,780
Redemptions	(2,617,833)	(110,557,484)	(10,529,071)	(422,766,798)
Net decrease	(603,872)	(24,866,352)	(8,295,077)	(330,052,778)
Total net decrease	(1,481,822)	(62,712,941)	(9,038,964)	(357,316,161)

(a)	Includes conversions of Class B shares to Class A shares, if any.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Value Fund I | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Small Cap Value Fund I | Annual Report 2017	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
4/30/2017	$37.50	0.05	8.85	8.90	(0.06)	(4.72)
4/30/2016	$43.03	0.11	(1.13)	(1.02)	(0.12)	(4.39)
4/30/2015	$48.23	0.13	1.32	1.45	(0.18)	(6.47)
4/30/2014	$45.66	0.14	9.96	10.10	(0.30)	(7.23)
4/30/2013	$41.67	0.29	5.58	5.87	(0.24)	(1.64)
Class B
4/30/2017	$25.33	(0.17)	5.68	5.51	—	(4.63)
4/30/2016	$30.61	(0.13)	(0.76)	(0.89)	—	(4.39)
4/30/2015	$36.31	(0.15)	0.92	0.77	—	(6.47)
4/30/2014	$35.96	(0.18)	7.76	7.58	—	(7.23)
4/30/2013	$33.22	0.04	4.34	4.38	—	(1.64)
Class C
4/30/2017	$28.24	(0.19)	6.44	6.25	—	(4.63)
4/30/2016	$33.63	(0.13)	(0.87)	(1.00)	—	(4.39)
4/30/2015	$39.24	(0.17)	1.03	0.86	—	(6.47)
4/30/2014	$38.36	(0.19)	8.30	8.11	—	(7.23)
4/30/2013	$35.33	(0.01)	4.68	4.67	—	(1.64)
Class R
4/30/2017	$37.54	(0.06)	8.87	8.81	—	(4.72)
4/30/2016	$43.09	0.02	(1.13)	(1.11)	(0.05)	(4.39)
4/30/2015	$48.28	0.01	1.32	1.33	(0.05)	(6.47)
4/30/2014	$45.70	0.01	9.98	9.99	(0.18)	(7.23)
4/30/2013	$41.70	0.14	5.63	5.77	(0.13)	(1.64)
Class R4
4/30/2017	$41.66	0.15	9.94	10.09	(0.14)	(4.72)
4/30/2016	$47.24	0.24	(1.24)	(1.00)	(0.19)	(4.39)
4/30/2015	$52.31	0.27	1.43	1.70	(0.30)	(6.47)
4/30/2014	$48.96	0.27	10.73	11.00	(0.42)	(7.23)
4/30/2013 (e)	$43.31	0.22	7.42	7.64	(0.35)	(1.64)
Class R5
4/30/2017	$41.64	0.23	9.92	10.15	(0.19)	(4.72)
4/30/2016	$47.21	0.31	(1.25)	(0.94)	(0.24)	(4.39)
4/30/2015	$52.27	0.33	1.46	1.79	(0.38)	(6.47)
4/30/2014	$48.93	0.32	10.75	11.07	(0.50)	(7.23)
4/30/2013 (g)	$43.31	0.24	7.41	7.65	(0.39)	(1.64)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Small Cap Value Fund I | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(4.78)	$41.62	26.02%	1.38% (c)	1.37% (c),(d)	0.12%	50%	$245,315
(4.51)	$37.50	(2.60%)	1.36%	1.36% (d)	0.29%	65%	$239,419
(6.65)	$43.03	3.48%	1.33%	1.33% (d)	0.29%	42%	$306,663
(7.53)	$48.23	22.95%	1.31% (c)	1.31% (c),(d)	0.28%	38%	$411,968
(1.88)	$45.66	14.68%	1.32%	1.32% (d)	0.70%	42%	$518,968

(4.63)	$26.21	25.00%	2.11% (c)	2.11% (c),(d)	(0.68%)	50%	$128
(4.39)	$25.33	(3.28%)	2.12%	2.11% (d)	(0.47%)	65%	$955
(6.47)	$30.61	2.69%	2.08%	2.08% (d)	(0.44%)	42%	$2,154
(7.23)	$36.31	22.02%	2.06% (c)	2.06% (c),(d)	(0.46%)	38%	$3,982
(1.64)	$35.96	13.84%	2.06%	2.06% (d)	0.11%	42%	$5,466

(4.63)	$29.86	25.05%	2.12% (c)	2.12% (c),(d)	(0.65%)	50%	$26,703
(4.39)	$28.24	(3.32%)	2.12%	2.11% (d)	(0.45%)	65%	$26,846
(6.47)	$33.63	2.72%	2.08%	2.08% (d)	(0.47%)	42%	$32,642
(7.23)	$39.24	22.03%	2.06% (c)	2.06% (c),(d)	(0.48%)	38%	$37,568
(1.64)	$38.36	13.83%	2.07%	2.07% (d)	(0.04%)	42%	$36,007

(4.72)	$41.63	25.71%	1.63% (c)	1.62% (c),(d)	(0.15%)	50%	$3,032
(4.44)	$37.54	(2.83%)	1.61%	1.61% (d)	0.06%	65%	$2,760
(6.52)	$43.09	3.22%	1.58%	1.58% (d)	0.01%	42%	$3,671
(7.41)	$48.28	22.65%	1.56% (c)	1.56% (c),(d)	0.01%	38%	$3,360
(1.77)	$45.70	14.40%	1.57%	1.57% (d)	0.33%	42%	$2,240

(4.86)	$46.89	26.30%	1.13% (c)	1.12% (c),(d)	0.34%	50%	$4,729
(4.58)	$41.66	(2.31%)	1.11%	1.11% (d)	0.56%	65%	$4,007
(6.77)	$47.24	3.71%	1.08%	1.08% (d)	0.53%	42%	$9,840
(7.65)	$52.31	23.26%	1.06% (c)	1.06% (c),(d)	0.51%	38%	$9,620
(1.99)	$48.96	18.27%	0.99% (f)	0.99% (f)	1.00% (f)	42%	$3

(4.91)	$46.88	26.50%	0.97% (c)	0.97% (c)	0.52%	50%	$9,135
(4.63)	$41.64	(2.19%)	0.96%	0.96%	0.74%	65%	$7,115
(6.85)	$47.21	3.90%	0.93%	0.93%	0.67%	42%	$4,150
(7.73)	$52.27	23.44%	0.91% (c)	0.91% (c)	0.61%	38%	$2,494
(2.03)	$48.93	18.31%	0.89% (f)	0.89% (f)	1.10% (f)	42%	$3
Columbia Small Cap Value Fund I | Annual Report 2017	21

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Y
4/30/2017	$40.83	0.09	9.87	9.96	(0.21)	(4.72)
4/30/2016	$46.37	0.29	(1.18)	(0.89)	(0.26)	(4.39)
4/30/2015	$51.46	0.36	1.42	1.78	(0.40)	(6.47)
4/30/2014	$48.26	0.31	10.63	10.94	(0.51)	(7.23)
4/30/2013	$43.93	0.50	5.90	6.40	(0.43)	(1.64)
Class Z
4/30/2017	$40.71	0.14	9.71	9.85	(0.14)	(4.72)
4/30/2016	$46.28	0.23	(1.22)	(0.99)	(0.19)	(4.39)
4/30/2015	$51.37	0.27	1.41	1.68	(0.30)	(6.47)
4/30/2014	$48.21	0.27	10.55	10.82	(0.43)	(7.23)
4/30/2013	$43.89	0.41	5.89	6.30	(0.34)	(1.64)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Small Cap Value Fund I | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(4.93)	$45.86	26.57%	0.92% (c)	0.92% (c)	0.22%	50%	$64,230
(4.65)	$40.83	(2.13%)	0.91%	0.91%	0.70%	65%	$10,022
(6.87)	$46.37	3.95%	0.88%	0.88%	0.74%	42%	$9,261
(7.74)	$51.46	23.50%	0.87% (c)	0.87% (c)	0.61%	38%	$10,234
(2.07)	$48.26	15.20%	0.87%	0.87%	1.14%	42%	$1,229

(4.86)	$45.70	26.33%	1.13% (c)	1.12% (c),(d)	0.34%	50%	$239,246
(4.58)	$40.71	(2.34%)	1.11%	1.11% (d)	0.54%	65%	$237,720
(6.77)	$46.28	3.75%	1.08%	1.08% (d)	0.54%	42%	$654,100
(7.66)	$51.37	23.24%	1.06% (c)	1.06% (c),(d)	0.53%	38%	$819,275
(1.98)	$48.21	14.97%	1.07%	1.07% (d)	0.93%	42%	$928,340
Columbia Small Cap Value Fund I | Annual Report 2017	23

Notes to Financial Statements
April 30, 2017
Note 1. Organization
Columbia Small Cap Value Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective on or about July 17, 2017, Class B shares will automatically convert to Class A shares and the Fund will no longer accept investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
24	Columbia Small Cap Value Fund I | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange
Columbia Small Cap Value Fund I | Annual Report 2017	25

Notes to Financial Statements  (continued)
April 30, 2017
rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
26	Columbia Small Cap Value Fund I | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2017 was 0.86% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Columbia Small Cap Value Fund I | Annual Report 2017	27

Notes to Financial Statements  (continued)
April 30, 2017
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to Class R5 shares. Total transfer agency fees for Class I, prior to March 27, 2017 were, and Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
For the year ended April 30, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.22
Class B	0.21
Class C	0.22
Class I	0.003 (a),(b)
Class R	0.22
Class R4	0.22
Class R5	0.055
Class Y	0.006
Class Z	0.22

(a)	Annualized.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2017, these minimum account balance fees reduced total expenses of the Fund by $3,047.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable
28	Columbia Small Cap Value Fund I | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2017, if any, are listed below:
Amount ($)
Class A	131,626
Class C	205
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	September 1, 2016 through August 31, 2017	Prior to September 1, 2016
Class A	1.370%	1.37%
Class B	2.120	2.12
Class C	2.120	2.12
Class R	1.620	1.62
Class R4	1.120	1.12
Class R5	1.020	1.01
Class Y	0.970	0.96
Class Z	1.120	1.12
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Small Cap Value Fund I | Annual Report 2017	29

Notes to Financial Statements  (continued)
April 30, 2017
At April 30, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, post-October capital losses, trustees’ deferred compensation, foreign currency transactions, distribution reclassifications and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
64,898	(6,449,642)	6,384,744
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
April 30, 2017			April 30, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
9,014,200	61,284,230	70,298,430	3,258,425	85,445,758	88,704,183
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	37,716,859	—	208,205,031
At April 30, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
386,456,550	219,067,301	(10,862,270)	208,205,031
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2017, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
—	2,732,890
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
30	Columbia Small Cap Value Fund I | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $293,485,571 and $414,709,064, respectively, for the year ended April 30, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
For the year ended April 30, 2017, the average daily loan balance outstanding on days when borrowing existed was $13,600,000 at a weighted average interest rate of 1.77%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At April 30, 2017, one unaffiliated shareholder of record owned 19.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 15.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Small Cap Value Fund I | Annual Report 2017	31

Notes to Financial Statements  (continued)
April 30, 2017
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Small Cap Value Fund I | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Small Cap Value Fund I
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund I (the “Fund”, a series of Columbia Funds Series Trust I) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2017
Columbia Small Cap Value Fund I | Annual Report 2017	33

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
81.83%	79.72%	$74,067,825
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
34	Columbia Small Cap Value Fund I | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Small Cap Value Fund I | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
36	Columbia Small Cap Value Fund I | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively;Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Small Cap Value Fund I | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
38	Columbia Small Cap Value Fund I | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Small Cap Value Fund I | Annual Report 2017	39

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Small Cap Value Fund I
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN229_04_G01_(06/17)

Annual Report
April 30, 2017
Columbia Multi-Asset Income Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Multi-Asset Income Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Multi-Asset Income Fund   |  Annual Report 2017

Columbia Multi-Asset Income Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Multi-Asset Income Fund (the Fund) seeks to provide shareholders with a high level of current income. The Fund’s secondary objective is total return.
Portfolio management
Jeffrey Knight, CFA
Co-manager
Managed Fund since 2015
Anwiti Bahuguna, Ph.D.
Co-manager
Managed Fund since 2015
Dan Boncarosky, CFA
Co-manager
Managed Fund since 2015
Joshua Kutin, CFA
Co-manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended April 30, 2017)
		Inception	1 Year	Life
Class A	Excluding sales charges	03/27/15	8.88	4.18
	Including sales charges		3.71	1.78
Class C	Excluding sales charges	03/27/15	8.07	3.40
	Including sales charges		7.07	3.40
Class R4		03/27/15	9.17	4.45
Class R5		03/27/15	9.22	4.49
Class T	Excluding sales charges	03/27/15	8.89	4.19
	Including sales charges		6.19	2.92
Class Y *		03/01/17	8.83	4.16
Class Z		03/27/15	9.27	4.50
Blended Benchmark			7.43	4.83
Bloomberg Barclays U.S. Aggregate Bond Index			0.83	1.57
Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The returns for Class T shares are shown with and without the maximum applicable sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were sold without a sales charge. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Index is a weighted custom composite consisting of 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500 Index. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Multi-Asset Income Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (March 27, 2015 — April 30, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Asset Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at April 30, 2017)
SPDR Blackstone/GSO Senior Loan ETF	4.7
Societe Generale SA 10/02/17 12.750%	3.5
Barclays Bank PLC 09/11/17 12.080%	3.5
Deutsche Bank AG 08/07/17 12.850%	3.4
Nomura International Funding Pte. Ltd 07/12/17 13.450%	3.4
Royal Bank of Canada 05/05/17 14.430%	3.3
BNP Paribas 06/06/17 14.150%	3.3
SPDR Bloomberg Barclays Convertible Securities ETF	3.2
SPDR Bloomberg Barclays Long Term Corporate Bond ETF	2.3
Global X SuperDividend ETF	1.7
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at April 30, 2017)
Asset-Backed Securities — Non-Agency	1.8
Commercial Mortgage-Backed Securities - Non-Agency	0.6
Common Stocks	8.6
Corporate Bonds & Notes	23.8
Equity-Linked Notes	19.3
Exchange-Traded Funds	12.8
Foreign Government Obligations	11.4
Limited Partnerships	4.0
Money Market Funds	6.0
Residential Mortgage-Backed Securities - Agency	3.0
Residential Mortgage-Backed Securities - Non-Agency	5.7
Senior Loans	0.2
U.S. Treasury Obligations	2.8
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

4	Columbia Multi-Asset Income Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2017, the Fund’s Class A shares returned 8.88% excluding sales charges. During the same time period, the Fund outperformed its blended index, which returned 7.43%, as well as the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.83%. To compare, the S&P 500 Index returned 17.92% for the same period. The Fund’s performance is primarily attributable to a combination of asset allocation decisions and security selection across the asset class spectrum.
Fixed-income markets significantly lagged equities
The annual period ended April 30, 2017 saw a market environment with positive absolute returns in most asset classes, although riskier asset classes, such as equities, generally outperformed other asset classes, rewarding investors with double-digit gains. The unexpected vote by the U.K. to leave the European Union, popularly known as Brexit; the surprise outcome of the U.S. presidential election; and two interest rate increases by the Federal Reserve based on better U.S. economic growth were among the key factors that boosted investor confidence. Within the broad equities market, U.S. equities performed better than their developed international equity counterparts. More specifically, the S&P 500 Index, representing the larger companies in the U.S. equity market, returned 17.92% for the annual period, while the MSCI EAFE Index (Net), representing developed international equities, posted a return of 11.29% for the same period. Within the U.S., high dividend-paying equities, as represented by the MSCI USA High Dividend Yield Index, posted a return of 14.99%. Preferred stocks posted a return of 6.50%, as represented by the Bank of America Merrill Lynch (BofAML) Preferred Stock Fixed Rate Index.
Among alternative asset classes, convertible securities were strong performers, as the BofAML All Convertibles All Qualities Index posted an impressive return of 17.71% for the annual period. Master limited partnerships (MLPs) also performed well, with the Alerian MLP Index posting a return of 14.08%. Real estate investment trusts (REITs) and floating rate loans generated less robust, yet still solid, positive returns of 6.22% and 8.16%, respectively, as measured by the FTSE NAREIT Equity REITs Index and the Credit Suisse Leveraged Loan Index.
More traditional fixed income generated positive returns as well, although returns more muted in comparison. Still, within this asset class, too, investors willing to take on more risk were rewarded during the annual period, as high-yield corporate bonds and emerging market bonds both posted strong gains. The BofAML U.S. High Yield-Cash Pay-Constrained Index posted a return of 13.56% during the annual period, while the JPMorgan Emerging Markets Bond Index-Global gained 8.52% for the same period. Long maturity investment-grade corporate bonds posted a solid return of 4.31%, as measured by the Bloomberg Barclays U.S. Corporate Investment Grade Long Index. Securitized bonds, including mortgage-backed securities, generated a more modest return of 0.7%, as measured by the Bloomberg Barclays U.S. Securitized Index. U.S. Treasuries were one of the few segments of the fixed-income market to post a negative, albeit modestly so, return for the annual period, with the Bloomberg Barclays Treasury Index returning -0.65%.
Positioning performance generated mixed results
Overall, asset allocation decisions contributed positively to the Fund’s relative results during the annual period. The Fund had an underweight to fixed income, which helped as fixed income underperformed equities during the annual period. Despite that, fixed-income positioning within the Fund was the largest positive contributor to relative outperformance, while equity income positioning generally detracted.
More specifically, within the Fund’s fixed-income allocation, exposure to high-yield corporate bonds and emerging market debt were the biggest positive contributor to relative results. Underlying security selection decisions within the emerging market debt sector also bolstered relative performance. A position in U.S. Treasuries, which posted negative absolute returns detracted, but the Fund had only modest exposure to the sector, so the effect was relatively small.
Within the Fund’s equity allocation, positions in preferred stocks and covered call-writing strategies detracted from relative results, as these positions did not keep pace with the strong absolute returns of the S&P 500 Index during the annual period. Still, underlying security selection among preferred stocks added value. Positions in dividend-paying equities detracted from relative returns.
Columbia Multi-Asset Income Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Among non-traditional income sources, REITs were the biggest detractor from the Fund’s relative results, as these positions did not keep pace with the strong absolute returns of the S&P 500 Index. Selection within REITs was a positive contributor to the Fund’s results, but was not enough to offset the negative allocation effect. Bank loans contributed positively to relative results, as the asset class outpaced the Bloomberg Barclays U.S. Aggregate Bond Index during the annual period. Security selection amongst bank loans, however, detracted, as the Fund’s returns within the sector lagged those of the Credit Suisse Leveraged Loan Index. Exposure to MLPs contributed positively, albeit modestly, to the Fund’s relative performance during the annual period.
Various factors drove portfolio changes
Asset class changes within the Fund can be driven by active trading, by tactically adjusting allocations to select asset classes or by market appreciation or depreciation within a given asset class. During the annual period, we decreased the Fund’s allocation to fixed income overall. However, within traditional fixed income, we increased the Fund’s weighting to emerging market bonds given the relative value advantage of emerging market debt spreads, or yield differentials to U.S. Treasuries, relative to other fixed-income sectors. We decreased the Fund’s exposure to securitized bonds, as we found other sectors’ return profiles to be more favorable, and to U.S. Treasuries, as we had a conservative outlook for interest rate risk. In other asset classes, we increased the Fund’s allocation to equities, especially seeking opportunities to do so on market weakness. Among non-traditional income sources, we increased the Fund’s allocation to convertible bonds, given their equity sensitivity, and allowed the Fund’s exposure to MLPs to drift downward, as we had higher conviction in other income-generating sectors.
Derivative positions in the Fund
During the annual period, we used equity linked notes to implement our covered call writing strategy. We used credit default swap indices to manage the Fund’s emerging market debt exposure. We used U.S. Treasury futures to manage the Fund’s duration positioning. The use of these equity linked notes, credit default swap indices and U.S. Treasury futures detracted from the Fund’s relative performance. We used equity futures for hedging purposes and to manage the Fund’s investment exposures. The use of equity futures added value to the Fund’s relative results during the annual period.
Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Asset allocation does not assure a profit or protect against loss. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Investments in Equity-Linked Notes (ELNs) have the potential to lead to significant losses because ELNs are subject to the market and volatility risks associated with their underlying equity. In addition, because ELNs often take the form of unsecured notes of the issuer, the Fund may be subject to counterparty risk that the issuer may default on its obligations under the ELN. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These
6	Columbia Multi-Asset Income Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Multi-Asset Income Fund | Annual Report 2017	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2016 — April 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,049.30	1,019.91	4.72	4.66	0.94
Class C	1,000.00	1,000.00	1,046.50	1,016.23	8.48	8.36	1.69
Class R4	1,000.00	1,000.00	1,051.70	1,021.14	3.47	3.42	0.69
Class R5	1,000.00	1,000.00	1,050.90	1,021.33	3.27	3.22	0.65
Class T (formerly Class W)	1,000.00	1,000.00	1,049.30	1,019.91	4.72	4.66	0.94
Class Y	1,000.00	1,000.00	1,006.60 (a)	1,021.58	0.94 (a)	2.97	0.60 (a)
Class Z	1,000.00	1,000.00	1,051.70	1,021.14	3.47	3.42	0.69
(a)	Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Multi-Asset Income Fund | Annual Report 2017

Portfolio of Investments
April 30, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Non-Agency 1.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ALM XIV Ltd.(a),(b)
Series 2014-14A Class C
07/28/26	4.622%	500,000	500,067
Conn Funding II LP(a)
Series 2017-A Class B
05/15/20	5.110%	300,000	300,000
Marlette Funding Trust(a)
Series 2017-1A Class A
03/15/24	2.827%	1,500,000	1,502,269
Total Asset-Backed Securities — Non-Agency (Cost $2,288,029)			2,302,336

Commercial Mortgage-Backed Securities - Non-Agency 0.6%

BHMS Mortgage Trust(a),(b)
Series 2014-ATLS Class DFX
07/05/33	5.483%	500,000	499,183
Rialto Real Estate Fund LLC(a)
Subordinated, Series 2015-LT7 Class B
12/25/32	5.071%	350,000	349,850
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $861,325)			849,033

Common Stocks 8.6%
Issuer	Shares	Value ($)
Consumer Discretionary 0.1%
Hotels, Restaurants & Leisure —%
Las Vegas Sands Corp.	889	52,442
Multiline Retail 0.1%
Kohl’s Corp.	1,198	46,758
Nordstrom, Inc.	265	12,792
Total		59,550
Total Consumer Discretionary		111,992
Consumer Staples 0.9%
Household Products 0.1%
Procter & Gamble Co. (The)	1,436	125,406
Tobacco 0.8%
Altria Group, Inc.	3,773	270,826
British American Tobacco PLC	1,824	123,201
Imperial Brands PLC	2,860	140,095
Philip Morris International, Inc.	3,839	425,515
Reynolds American, Inc.	564	36,378
Total		996,015
Total Consumer Staples		1,121,421
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 1.4%
Oil, Gas & Consumable Fuels 1.4%
BP PLC, ADR	3,929	134,843
Chevron Corp.	2,655	283,289
Enbridge, Inc.	1,123	46,549
ENI SpA	4,178	64,944
Exxon Mobil Corp.	1,751	142,969
Hess Corp.	112	5,469
Kinder Morgan, Inc.	16,303	336,331
Occidental Petroleum Corp.	2,419	148,865
Royal Dutch Shell PLC, Class A	3,425	88,832
Targa Resources Corp.	8,156	449,640
Total SA	1,431	73,528
Valero Energy Corp.	1,331	85,996
Total		1,861,255
Total Energy		1,861,255
Financials 0.3%
Banks 0.2%
Bank of America Corp.	2,310	53,915
Bank of Montreal	1,070	75,810
JPMorgan Chase & Co.	450	39,150
PacWest Bancorp	557	27,510
Toronto-Dominion Bank (The)	684	32,210
Total		228,595
Capital Markets 0.1%
Invesco Ltd.	1,195	39,363
Morgan Stanley	1,208	52,391
Total		91,754
Insurance —%
Principal Financial Group, Inc.	1,146	74,639
Mortgage Real Estate Investment Trusts (REITS) —%
Altisource Residential Corp.	4,047	58,196
Total Financials		453,184
Health Care 0.6%
Biotechnology —%
AbbVie, Inc.	630	41,542

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
April 30, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 0.6%
GlaxoSmithKline PLC	4,442	89,176
Johnson & Johnson	1,745	215,455
Merck & Co., Inc.	2,501	155,887
Pfizer, Inc.	6,994	237,237
Sanofi	68	6,416
Teva Pharmaceutical Industries Ltd., ADR	971	30,664
Total		734,835
Total Health Care		776,377
Industrials 0.2%
Aerospace & Defense 0.1%
BAE Systems PLC	7,832	63,603
Lockheed Martin Corp.	94	25,328
Total		88,931
Airlines —%
American Airlines Group, Inc.	170	7,245
Industrial Conglomerates —%
Siemens AG, Registered Shares	332	47,593
Road & Rail 0.1%
Kansas City Southern	958	86,287
Total Industrials		230,056
Information Technology 0.7%
Communications Equipment 0.2%
Cisco Systems, Inc.	6,876	234,265
Nokia OYJ	6,420	36,715
Telefonaktiebolaget LM Ericsson, Class B	889	5,731
Total		276,711
IT Services 0.1%
International Business Machines Corp.	672	107,715
Semiconductors & Semiconductor Equipment 0.2%
Intel Corp.	7,132	257,822
Software 0.2%
Microsoft Corp.	3,349	229,272
Oracle Corp.	383	17,220
Total		246,492
Total Information Technology		888,740
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 0.2%
Chemicals 0.1%
CF Industries Holdings, Inc.	1,310	35,029
Dow Chemical Co. (The)	2,420	151,976
Eastman Chemical Co.	285	22,729
Total		209,734
Containers & Packaging 0.1%
Graphic Packaging Holding Co.	1,647	22,366
International Paper Co.	1,208	65,196
Total		87,562
Total Materials		297,296
Real Estate 3.3%
Equity Real Estate Investment Trusts (REITS) 3.3%
Alexandria Real Estate Equities, Inc.	2,112	237,621
Armada Hoffler Properties, Inc.	1,962	27,978
Ashford Hospitality Trust, Inc.	4,367	27,294
Brandywine Realty Trust	2,833	48,076
Chesapeake Lodging Trust	2,181	50,839
Coresite Realty Corp.	623	60,961
Digital Realty Trust, Inc.	2,840	326,146
Duke Realty Corp.	1,632	45,255
DuPont Fabros Technology, Inc.	1,288	66,396
EastGroup Properties, Inc.	1,422	111,272
Education Realty Trust, Inc.	1,827	70,833
EPR Properties	2,495	181,411
Four Corners Property Trust, Inc.	2,040	47,593
Gaming and Leisure Properties, Inc.	4,022	139,966
GEO Group, Inc. (The)	4,269	142,243
Getty Realty Corp.	2,735	70,016
Gladstone Commercial Corp.	1,695	37,799
Government Properties Income Trust	2,789	59,461
HCP, Inc.	4,929	154,524
Healthcare Trust of America, Inc., Class A	3,772	120,289
Highwoods Properties, Inc.	2,786	141,752
Host Hotels & Resorts, Inc.	6,211	111,487
LaSalle Hotel Properties	1,782	50,894
Lexington Realty Trust	12,790	130,074
Life Storage, Inc.	791	62,007

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Multi-Asset Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Medical Properties Trust, Inc.	6,986	91,307
Mid-America Apartment Communities, Inc.	876	86,908
One Liberty Properties, Inc.	2,576	62,545
Outfront Media, Inc.	1,586	41,490
Pebblebrook Hotel Trust	2,591	77,108
Physicians Realty Trust	4,761	93,506
Ramco-Gershenson Properties Trust	4,535	60,452
Retail Properties of America, Inc., Class A	4,076	54,374
RLJ Lodging Trust	4,074	87,550
Sabra Health Care REIT, Inc.	1,594	43,341
Select Income REIT	3,354	84,051
Senior Housing Properties Trust	1,890	40,673
Spirit Realty Capital, Inc.	12,507	117,816
STAG Industrial, Inc.	8,848	233,233
Sun Communities, Inc.	1,879	157,103
UDR, Inc.	2,492	93,051
Ventas, Inc.	998	63,882
Washington Prime Group, Inc.	14,591	128,401
WP Carey, Inc.	1,830	114,558
Total		4,253,536
Total Real Estate		4,253,536
Telecommunication Services 0.5%
Diversified Telecommunication Services 0.4%
AT&T, Inc.	7,717	305,825
BCE, Inc.	1,248	56,871
CenturyLink, Inc.	3,169	81,348
Orange SA	2,495	38,593
Verizon Communications, Inc.	1,169	53,669
Total		536,306
Wireless Telecommunication Services 0.1%
Vodafone Group PLC	7,187	18,529
Vodafone Group PLC, ADR	1,351	35,382
Total		53,911
Total Telecommunication Services		590,217
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 0.4%
Electric Utilities 0.3%
American Electric Power Co., Inc.	995	67,491
Duke Energy Corp.	1,159	95,617
Entergy Corp.	414	31,572
Exelon Corp.	1,045	36,188
PPL Corp.	1,912	72,866
Scottish & Southern Energy PLC	1,689	30,429
Xcel Energy, Inc.	1,910	86,046
Total		420,209
Multi-Utilities 0.1%
Ameren Corp.	1,290	70,550
DTE Energy Co.	558	58,361
Veolia Environnement SA	1,755	33,341
Total		162,252
Total Utilities		582,461
Total Common Stocks (Cost $10,285,832)		11,166,535

Corporate Bonds & Notes 23.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.3%
Bombardier, Inc.(a)
12/01/21	8.750%	56,000	62,300
TransDigm, Inc.
07/15/24	6.500%	102,000	104,805
05/15/25	6.500%	45,000	46,013
06/15/26	6.375%	137,000	138,027
TransDigm, Inc.(a)
05/15/25	6.500%	40,000	40,900
Total			392,045
Automotive 0.3%
Eagle Holding Co., II LLC PIK(a),(c)
05/15/22	7.625%	15,000	15,273
Gates Global LLC/Co.(a)
07/15/22	6.000%	104,000	104,520
IHO Verwaltungs GmbH PIK(a)
09/15/26	4.750%	33,000	32,670
Schaeffler Finance BV(a)
05/15/21	4.250%	94,000	96,096

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ZF North America Capital, Inc.(a)
04/29/25	4.750%	125,000	130,009
Total			378,568
Banking 1.4%
Agromercantil Senior Trust(a)
04/10/19	6.250%	200,000	205,410
Ally Financial, Inc.
05/19/22	4.625%	50,000	51,000
03/30/25	4.625%	113,000	111,517
Banco de Bogota SA(a)
Subordinated
05/12/26	6.250%	200,000	213,013
Banco Mercantil del Norte SA(a),(b)
Subordinated
10/04/31	5.750%	200,000	196,400
Bank of New York Mellon Corp. (The)(b)
Junior Subordinated
12/29/49	4.500%	185,000	176,444
Citigroup, Inc.(b)
Junior Subordinated
12/31/49	6.300%	170,000	179,401
Fifth Third Bancorp(b)
Junior Subordinated
12/31/49	5.100%	185,000	183,381
JPMorgan Chase & Co.(b)
Junior Subordinated
12/31/49	6.100%	230,000	246,675
PNC Financial Services Group, Inc. (The)(b)
Junior Subordinated
12/31/49	4.850%	15,000	15,030
Wells Fargo & Co.(b)
Junior Subordinated
12/31/49	5.900%	170,000	180,625
Wells Fargo Capital X
Junior Subordinated
12/15/36	5.950%	80,000	86,400
Total			1,845,296
Brokerage/Asset Managers/Exchanges 0.0%
NPF Corp.(a)
07/15/21	9.000%	14,000	14,805
Building Materials 0.8%
Allegion PLC
09/15/23	5.875%	32,000	34,160
Allegion US Holding Co., Inc.
10/01/21	5.750%	40,000	41,725
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Builders & Contractors Supply Co., Inc.(a)
04/15/21	5.625%	28,000	28,805
12/15/23	5.750%	75,000	79,688
Beacon Roofing Supply, Inc.
10/01/23	6.375%	98,000	105,595
Cementos Pacasmayo SAA(a)
02/08/23	4.500%	200,000	204,000
Cemex SAB de CV(a)
04/16/26	7.750%	200,000	227,260
Elementia SAB de CV(a)
01/15/25	5.500%	200,000	203,000
HD Supply, Inc.(a)
04/15/24	5.750%	34,000	36,125
US Concrete, Inc.(a)
06/01/24	6.375%	37,000	38,665
US Concrete, Inc.
06/01/24	6.375%	21,000	21,945
Total			1,020,968
Cable and Satellite 1.7%
Altice US Finance I Corp.(a)
07/15/23	5.375%	33,000	34,444
05/15/26	5.500%	84,000	86,835
CCO Holdings LLC/Capital Corp.(a)
05/01/23	5.125%	178,000	185,787
04/01/24	5.875%	60,000	64,275
02/15/26	5.750%	47,000	49,922
05/01/26	5.500%	87,000	91,296
Cequel Communications Holdings I LLC/Capital Corp.(a)
12/15/21	5.125%	76,000	77,710
12/15/21	5.125%	26,000	26,585
07/15/25	7.750%	60,000	66,900
CSC Holdings LLC
06/01/24	5.250%	124,000	125,472
CSC Holdings LLC(a)
10/15/25	6.625%	83,000	90,678
10/15/25	10.875%	89,000	106,911
DISH DBS Corp.
06/01/21	6.750%	66,000	71,775
11/15/24	5.875%	21,000	22,050
07/01/26	7.750%	197,000	230,736
Quebecor Media, Inc.
01/15/23	5.750%	40,000	42,100
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/25	6.625%	29,000	28,928
Sirius XM Radio, Inc.(a)
04/15/25	5.375%	50,000	51,250
07/15/26	5.375%	51,000	52,275

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Multi-Asset Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Unitymedia GmbH(a)
01/15/25	6.125%	174,000	185,764
Videotron Ltd.
07/15/22	5.000%	55,000	58,306
Videotron Ltd./Ltee(a)
04/15/27	5.125%	57,000	58,123
Virgin Media Finance PLC(a)
10/15/24	6.000%	284,000	297,490
Ziggo Secured Finance BV(a)
01/15/27	5.500%	134,000	137,354
Total			2,242,966
Chemicals 0.9%
Angus Chemical Co.(a)
02/15/23	8.750%	74,000	76,960
Atotech USA, Inc.(a)
02/01/25	6.250%	74,000	75,110
Axalta Coating Systems LLC(a)
08/15/24	4.875%	64,000	66,280
Chemours Co. (The)
05/15/23	6.625%	59,000	63,130
05/15/25	7.000%	73,000	80,209
Eco Services Operations LLC/Finance Corp.(a)
11/01/22	8.500%	62,000	65,410
Huntsman International LLC
11/15/22	5.125%	20,000	21,025
INEOS Group Holdings SA(a)
08/01/24	5.625%	92,000	93,610
Koppers, Inc.(a)
02/15/25	6.000%	21,000	21,998
Mexichem SAB de CV(a)
09/17/44	5.875%	200,000	197,900
Olin Corp.
09/15/27	5.125%	37,000	38,526
Platform Specialty Products Corp.(a)
05/01/21	10.375%	70,000	77,962
02/01/22	6.500%	25,000	25,625
PQ Corp.(a)
11/15/22	6.750%	122,000	131,455
SPCM SA(a)
09/15/25	4.875%	58,000	58,652
WR Grace & Co.(a)
10/01/21	5.125%	60,000	64,425
Total			1,158,277
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.2%
Ritchie Bros. Auctioneers, Inc.(a)
01/15/25	5.375%	18,000	18,585
United Rentals North America, Inc.
06/15/23	6.125%	99,000	103,455
09/15/26	5.875%	63,000	66,465
05/15/27	5.500%	95,000	97,731
Total			286,236
Consumer Cyclical Services 0.4%
APX Group, Inc.
12/01/19	6.375%	10,000	10,350
12/01/20	8.750%	58,000	60,102
12/01/22	7.875%	91,000	99,190
APX Group, Inc.(a)
12/01/22	7.875%	40,000	43,600
Carlson Travel, Inc.(a)
12/15/23	6.750%	13,000	13,431
IHS Markit Ltd.(a)
11/01/22	5.000%	82,000	87,637
02/15/25	4.750%	79,000	82,654
Interval Acquisition Corp.
04/15/23	5.625%	139,000	143,170
Total			540,134
Consumer Products 0.5%
American Greetings Corp.(a)
02/15/25	7.875%	9,000	9,607
Prestige Brands, Inc.(a)
03/01/24	6.375%	85,000	90,950
Scotts Miracle-Gro Co. (The)
10/15/23	6.000%	122,000	130,387
Scotts Miracle-Gro Co. (The)(a)
12/15/26	5.250%	2,000	2,055
Spectrum Brands, Inc.
11/15/22	6.625%	20,000	21,050
12/15/24	6.125%	117,000	124,685
07/15/25	5.750%	44,000	47,164
Springs Industries, Inc.
06/01/21	6.250%	47,000	48,410
Tempur Sealy International, Inc.
10/15/23	5.625%	32,000	32,704
06/15/26	5.500%	76,000	75,573
Valvoline, Inc.(a)
07/15/24	5.500%	64,000	67,680
Total			650,265

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diversified Manufacturing 0.6%
Entegris, Inc.(a)
04/01/22	6.000%	78,000	81,315
General Electric Co.(b)
Junior Subordinated
12/31/49	5.000%	470,000	499,281
SPX FLOW, Inc.(a)
08/15/24	5.625%	13,000	13,163
08/15/26	5.875%	48,000	48,600
Welbilt, Inc.
02/15/24	9.500%	23,000	26,565
WESCO Distribution, Inc.
06/15/24	5.375%	64,000	65,760
Zekelman Industries, Inc.(a)
06/15/23	9.875%	31,000	35,030
Total			769,714
Electric 0.6%
AES Corp. (The)
07/01/21	7.375%	94,000	107,160
05/15/26	6.000%	18,000	18,990
Calpine Corp.
02/01/24	5.500%	66,000	63,690
Calpine Corp.(a)
06/01/26	5.250%	99,000	99,495
Dynegy, Inc.
11/01/24	7.625%	25,000	22,875
NRG Energy, Inc.
07/15/22	6.250%	56,000	57,053
05/01/24	6.250%	61,000	60,787
05/15/26	7.250%	34,000	34,765
01/15/27	6.625%	61,000	60,390
NRG Yield Operating LLC
08/15/24	5.375%	114,000	116,565
NRG Yield Operating LLC(a)
09/15/26	5.000%	53,000	51,940
Pattern Energy Group, Inc.(a)
02/01/24	5.875%	70,000	71,837
Total			765,547
Finance Companies 0.7%
Aircastle Ltd.
03/15/21	5.125%	60,000	63,975
04/01/23	5.000%	8,000	8,540
CIT Group, Inc.
05/15/20	5.375%	128,000	137,760
08/01/23	5.000%	38,000	40,850
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
iStar, Inc.
04/01/22	6.000%	48,000	49,200
Navient Corp.
03/25/20	8.000%	7,000	7,683
10/26/20	5.000%	99,000	100,856
07/26/21	6.625%	39,000	41,291
06/15/22	6.500%	69,000	71,329
OneMain Financial Holdings LLC(a)
12/15/21	7.250%	122,000	126,894
Park Aerospace Holdings Ltd.(a)
08/15/22	5.250%	28,000	29,575
02/15/24	5.500%	28,000	29,610
Provident Funding Associates LP/Finance Corp.(a)
06/15/21	6.750%	110,000	112,750
Quicken Loans, Inc.(a)
05/01/25	5.750%	51,000	51,510
Springleaf Finance Corp.
10/01/23	8.250%	29,000	30,939
Total			902,762
Food and Beverage 0.8%
B&G Foods, Inc.
06/01/21	4.625%	30,000	30,450
04/01/25	5.250%	39,000	39,927
Chobani LLC/Finance Corp., Inc.(a)
04/15/25	7.500%	55,000	56,719
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/26	5.625%	64,000	65,120
Lamb Weston Holdings, Inc.(a)
11/01/24	4.625%	25,000	25,813
11/01/26	4.875%	42,000	43,312
MARB BondCo PLC(a)
03/15/24	7.000%	200,000	202,240
MHP SA(a)
04/02/20	8.250%	200,000	208,000
Pinnacle Foods Finance LLC/Corp.
01/15/24	5.875%	38,000	40,517
Post Holdings, Inc.(a)
03/01/25	5.500%	24,000	25,080
08/15/26	5.000%	117,000	116,415
03/01/27	5.750%	97,000	100,759
WhiteWave Foods Co. (The)
10/01/22	5.375%	66,000	73,755
Total			1,028,107
Gaming 0.8%
Boyd Gaming Corp.
05/15/23	6.875%	31,000	33,364
04/01/26	6.375%	20,000	21,550

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Multi-Asset Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GLP Capital LP/Financing II, Inc.
04/15/26	5.375%	49,000	51,695
International Game Technology PLC(a)
02/15/22	6.250%	148,000	161,320
Isle of Capri Casinos LLC(a)
04/01/25	6.000%	30,000	31,012
Jack Ohio Finance LLC/1 Corp.(a)
11/15/21	6.750%	77,000	80,465
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/24	5.625%	21,000	22,654
09/01/26	4.500%	27,000	26,899
MGM Resorts International
12/15/21	6.625%	98,000	110,005
03/15/23	6.000%	92,000	100,510
Penn National Gaming, Inc.(a)
01/15/27	5.625%	18,000	18,135
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/21	6.125%	13,000	13,141
Scientific Games International, Inc.(a)
01/01/22	7.000%	218,000	233,395
Scientific Games International, Inc.
12/01/22	10.000%	102,000	110,670
SugarHouse HSP Gaming LP/Finance Corp.(a)
06/01/21	6.375%	65,000	66,248
Total			1,081,063
Health Care 1.4%
Acadia Healthcare Co., Inc.
07/01/22	5.125%	32,000	32,360
03/01/24	6.500%	32,000	33,920
Amsurg Corp.
07/15/22	5.625%	24,000	24,760
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/25	5.750%	67,000	68,759
CHS/Community Health Systems, Inc.
02/01/22	6.875%	61,000	50,477
03/31/23	6.250%	116,000	118,030
Envision Healthcare Corp.(a)
12/01/24	6.250%	31,000	32,628
Fresenius Medical Care U.S. Finance II, Inc.(a)
01/31/22	5.875%	132,000	144,705
HCA Holdings, Inc.
Junior Subordinated
02/15/21	6.250%	163,000	176,855
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc.
02/15/20	6.500%	97,000	106,463
02/01/25	5.375%	137,000	142,651
02/15/26	5.875%	40,000	42,500
02/15/27	4.500%	72,000	72,683
Hill-Rom Holdings, Inc.(a)
02/15/25	5.000%	38,000	38,475
Hologic, Inc.(a)
07/15/22	5.250%	36,000	37,935
MEDNAX, Inc.(a)
12/01/23	5.250%	30,000	30,675
MPH Acquisition Holdings LLC(a)
06/01/24	7.125%	140,000	150,500
Quintiles IMS, Inc.(a)
05/15/23	4.875%	42,000	43,155
10/15/26	5.000%	89,000	90,780
Sterigenics-Nordion Holdings LLC(a)
05/15/23	6.500%	76,000	78,280
Team Health Holdings, Inc.(a)
02/01/25	6.375%	51,000	49,342
Teleflex, Inc.
06/01/26	4.875%	12,000	12,180
Tenet Healthcare Corp.
04/01/21	4.500%	181,000	180,774
04/01/22	8.125%	53,000	53,795
06/15/23	6.750%	26,000	24,830
Tenet Healthcare Corp.(a)
01/01/22	7.500%	32,000	34,240
Total			1,871,752
Healthcare Insurance 0.2%
Centene Corp.
02/15/24	6.125%	126,000	135,765
01/15/25	4.750%	52,000	52,845
Molina Healthcare, Inc.
11/15/22	5.375%	25,000	26,125
WellCare Health Plans, Inc.
04/01/25	5.250%	92,000	95,680
Total			310,415
Home Construction 0.3%
CalAtlantic Group, Inc.
11/15/24	5.875%	121,000	130,075
06/01/26	5.250%	2,000	2,055
Lennar Corp.
04/30/24	4.500%	74,000	74,740
Meritage Homes Corp.
04/01/22	7.000%	72,000	81,720

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/21	5.250%	59,000	60,636
04/15/23	5.875%	24,000	25,560
Total			374,786
Independent Energy 2.1%
Antero Resources Corp.
12/01/22	5.125%	88,000	89,320
Callon Petroleum Co.(a)
10/01/24	6.125%	32,000	33,520
Carrizo Oil & Gas, Inc.
04/15/23	6.250%	225,000	226,687
Chesapeake Energy Corp.(a)
01/15/25	8.000%	80,000	79,100
Concho Resources, Inc.
04/01/23	5.500%	237,000	245,739
Continental Resources, Inc.
04/15/23	4.500%	55,000	54,175
06/01/24	3.800%	38,000	35,720
CrownRock LP/Finance, Inc.(a)
02/15/23	7.750%	161,000	172,270
Denbury Resources, Inc.(a)
05/15/21	9.000%	56,000	59,080
Diamondback Energy, Inc.(a)
11/01/24	4.750%	18,000	18,045
05/31/25	5.375%	105,000	108,675
Extraction Oil & Gas Holdings LLC/Finance Corp.(a)
07/15/21	7.875%	105,000	109,988
Halcon Resources Corp.(a)
02/15/25	6.750%	68,000	65,280
Laredo Petroleum, Inc.
03/15/23	6.250%	294,000	296,940
MEG Energy Corp.(a)
01/15/25	6.500%	40,000	39,500
Newfield Exploration Co.
07/01/24	5.625%	58,000	61,299
Oasis Petroleum, Inc.
01/15/23	6.875%	7,000	7,070
Parsley Energy LLC/Finance Corp.(a)
06/01/24	6.250%	31,000	32,783
01/15/25	5.375%	100,000	101,000
08/15/25	5.250%	72,000	72,540
PDC Energy, Inc.(a)
09/15/24	6.125%	129,000	132,225
Range Resources Corp.(a)
08/15/22	5.000%	52,000	51,415
RSP Permian, Inc.(a)
01/15/25	5.250%	105,000	106,575
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SM Energy Co.
06/01/25	5.625%	19,000	18,145
09/15/26	6.750%	163,000	164,222
Whiting Petroleum Corp.
03/15/21	5.750%	68,000	67,660
04/01/23	6.250%	52,000	52,000
WPX Energy, Inc.
01/15/22	6.000%	202,000	205,030
Total			2,706,003
Integrated Energy 0.1%
Lukoil International Finance BV(a)
11/02/26	4.750%	200,000	204,730
Leisure 0.2%
AMC Entertainment Holdings, Inc.(a)
05/15/27	6.125%	27,000	27,574
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millenium Operations LLC(a)
04/15/27	5.375%	57,000	58,918
Live Nation Entertainment, Inc.(a)
11/01/24	4.875%	56,000	56,420
LTF Merger Sub, Inc.(a)
06/15/23	8.500%	53,000	56,312
Silversea Cruise Finance Ltd.(a)
02/01/25	7.250%	24,000	25,440
Total			224,664
Life Insurance 0.1%
MetLife, Inc.
Junior Subordinated
08/01/39	10.750%	105,000	168,000
Prudential Financial, Inc.(b)
Junior Subordinated
09/15/42	5.875%	15,000	16,572
Total			184,572
Lodging 0.2%
Choice Hotels International, Inc.
07/01/22	5.750%	96,000	105,360
Hilton Domestic Operating Co., Inc.(a)
09/01/24	4.250%	35,000	35,262
Hilton Grand Vacations Borrower LLC/Inc.(a)
12/01/24	6.125%	27,000	28,755
Playa Resorts Holding BV(a)
08/15/20	8.000%	107,000	112,484
Total			281,861

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Multi-Asset Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 0.8%
AMC Networks, Inc.
04/01/24	5.000%	29,000	29,381
CBS Radio, Inc.(a)
11/01/24	7.250%	15,000	16,313
Lamar Media Corp.
02/01/26	5.750%	74,000	80,567
Match Group, Inc.
06/01/24	6.375%	85,000	92,544
MDC Partners, Inc.(a)
05/01/24	6.500%	131,000	127,725
Netflix, Inc.
02/15/22	5.500%	107,000	114,490
02/15/25	5.875%	63,000	68,355
Netflix, Inc.(a)
11/15/26	4.375%	156,000	153,660
Nielsen Luxembourg SARL(a)
02/01/25	5.000%	81,000	81,101
Outfront Media Capital LLC/Corp.
02/15/24	5.625%	72,000	75,420
03/15/25	5.875%	56,000	59,220
Univision Communications, Inc.(a)
02/15/25	5.125%	96,000	95,640
Total			994,416
Metals and Mining 0.9%
BHP Billiton Finance USA Ltd.(a),(b)
Junior Subordinated
10/19/75	6.750%	200,000	226,500
Constellium NV(a)
05/15/24	5.750%	116,000	108,750
03/01/25	6.625%	48,000	47,280
First Quantum Minerals Ltd.(a)
04/01/25	7.500%	55,000	56,100
Freeport-McMoRan, Inc.
03/01/22	3.550%	19,000	17,860
03/15/23	3.875%	37,000	34,317
11/14/24	4.550%	166,000	155,957
Grinding Media, Inc./MC Canada, Inc.(a)
12/15/23	7.375%	41,000	43,739
HudBay Minerals, Inc.(a)
01/15/23	7.250%	17,000	18,084
01/15/25	7.625%	53,000	56,776
Novelis Corp.(a)
08/15/24	6.250%	30,000	31,575
09/30/26	5.875%	124,000	127,410
Teck Resources Ltd.(a)
06/01/24	8.500%	48,000	55,620
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Teck Resources Ltd.
07/15/41	6.250%	152,000	161,120
Total			1,141,088
Midstream 1.0%
Energy Transfer Equity LP
06/01/27	5.500%	256,000	275,200
Holly Energy Partners LP/Finance Corp.(a)
08/01/24	6.000%	130,000	137,475
NuStar Logistics LP
04/28/27	5.625%	58,000	59,814
Tallgrass Energy Partners LP/Finance Corp.(a)
09/15/24	5.500%	22,000	22,110
Targa Resources Partners LP/Finance Corp.
05/01/23	5.250%	52,000	53,560
11/15/23	4.250%	32,000	31,680
03/15/24	6.750%	46,000	50,140
Targa Resources Partners LP/Finance Corp.(a)
02/01/27	5.375%	110,000	114,950
Tesoro Logistics LP/Finance Corp.
10/15/22	6.250%	82,000	87,945
05/01/24	6.375%	24,000	26,220
01/15/25	5.250%	126,000	133,718
Williams Companies, Inc. (The)
01/15/23	3.700%	50,000	49,250
06/24/24	4.550%	229,000	234,439
Total			1,276,501
Oil Field Services 0.2%
Nabors Industries, Inc.(a)
01/15/23	5.500%	13,000	13,146
Precision Drilling Corp.(a)
12/15/23	7.750%	6,000	6,360
SESI LLC
12/15/21	7.125%	24,000	24,240
Trinidad Drilling Ltd.(a)
02/15/25	6.625%	18,000	18,135
Weatherford International Ltd.
06/15/21	7.750%	44,000	46,915
06/15/23	8.250%	104,000	112,710
08/01/36	6.500%	33,000	31,185
Weatherford International Ltd.(a)
02/15/24	9.875%	70,000	81,550
Total			334,241
Other Financial Institutions 0.0%
Icahn Enterprises LP/Finance Corp.(a)
02/01/22	6.250%	33,000	34,320

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Industry 0.0%
Booz Allen Hamilton, Inc.(a)
05/01/25	5.125%	10,000	10,175
Other REIT 0.0%
CyrusOne LP/Finance Corp.(a)
03/15/24	5.000%	24,000	24,660
03/15/27	5.375%	24,000	24,720
Total			49,380
Packaging 0.7%
ARD Finance SA PIK(a)
09/15/23	7.125%	41,000	42,538
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
05/15/23	4.625%	39,000	39,829
05/15/24	7.250%	137,000	149,159
02/15/25	6.000%	67,000	69,261
Berry Plastics Corp.
05/15/22	5.500%	30,000	31,350
10/15/22	6.000%	57,000	60,562
07/15/23	5.125%	116,000	120,605
Novolex (a)
01/15/25	6.875%	23,000	23,690
Owens-Brockway Glass Container, Inc.(a)
01/15/25	5.375%	24,000	25,020
Plastipak Holdings, Inc.(a)
10/01/21	6.500%	49,000	50,347
Reynolds Group Issuer, Inc./LLC
10/15/20	5.750%	90,000	92,700
02/15/21	6.875%	30,462	31,300
Reynolds Group Issuer, Inc./LLC(a)
07/15/24	7.000%	99,000	106,549
Signode Industrial Group Luxembourg SA/US, Inc.(a)
05/01/22	6.375%	19,000	19,572
Total			862,482
Pharmaceuticals 0.5%
Endo Dac/Finance LLC/Finco, Inc.(a),(b)
02/01/25	6.000%	61,000	51,515
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/23	6.375%	120,000	125,100
Mallinckrodt International Finance SA/CB LLC(a)
10/15/23	5.625%	22,000	21,010
04/15/25	5.500%	20,000	18,200
Valeant Pharmaceuticals International, Inc.(a)
03/15/22	6.500%	24,000	24,570
03/15/24	7.000%	94,000	95,880
04/15/25	6.125%	420,000	310,065
Total			646,340
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.2%
Alliant Holdings Intermediate LP(a)
08/01/23	8.250%	4,000	4,271
HUB International Ltd.(a)
10/01/21	7.875%	205,000	214,768
Total			219,039
Railroads 0.2%
BNSF Funding Trust I(b)
Junior Subordinated
12/15/55	6.613%	210,000	239,400
Restaurants 0.2%
BC ULC/New Red Finance, Inc.(a)
01/15/22	4.625%	76,000	78,303
04/01/22	6.000%	36,000	37,530
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)
06/01/26	5.250%	125,000	128,125
Total			243,958
Retailers 0.4%
Asbury Automotive Group, Inc.
12/15/24	6.000%	69,000	71,242
Dollar Tree, Inc.
03/01/23	5.750%	80,000	84,880
Group 1 Automotive, Inc.
06/01/22	5.000%	52,000	52,650
Group 1 Automotive, Inc.(a)
12/15/23	5.250%	5,000	5,038
Hanesbrands, Inc.(a)
05/15/24	4.625%	27,000	26,797
05/15/26	4.875%	27,000	26,865
L Brands, Inc.
11/01/35	6.875%	55,000	54,230
Penske Automotive Group, Inc.
12/01/24	5.375%	92,000	92,690
Rite Aid Corp.(a)
04/01/23	6.125%	55,000	54,450
Sally Holdings LLC/Capital, Inc.
06/01/22	5.750%	40,000	41,200
12/01/25	5.625%	15,000	15,488
Total			525,530
Supermarkets 0.2%
Cencosud SA(a)
02/12/45	6.625%	200,000	209,648

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Multi-Asset Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Technology 1.4%
Camelot Finance SA(a)
10/15/24	7.875%	34,000	36,465
Equinix, Inc.
01/01/22	5.375%	120,000	126,900
01/15/26	5.875%	121,000	130,377
05/15/27	5.375%	123,000	128,509
First Data Corp.(a)
08/15/23	5.375%	60,000	62,400
12/01/23	7.000%	129,000	138,314
01/15/24	5.000%	48,000	49,092
01/15/24	5.750%	183,000	189,862
Gartner, Inc.(a)
04/01/25	5.125%	84,000	86,940
Informatica LLC(a)
07/15/23	7.125%	41,000	40,334
Microsemi Corp.(a)
04/15/23	9.125%	93,000	106,950
MSCI, Inc.(a)
11/15/24	5.250%	70,000	74,200
08/15/25	5.750%	35,000	37,713
08/01/26	4.750%	37,000	38,018
PTC, Inc.
05/15/24	6.000%	72,000	77,040
Qualitytech LP/Finance Corp.
08/01/22	5.875%	128,000	131,840
Riverbed Technology, Inc.(a)
03/01/23	8.875%	23,000	23,690
Sensata Technologies UK Financing Co. PLC(a)
02/15/26	6.250%	85,000	92,012
Solera LLC/Finance, Inc.(a)
03/01/24	10.500%	71,000	81,029
Symantec Corp.(a)
04/15/25	5.000%	60,000	62,025
Tempo Acquisition LLC/Finance Corp.(a),(c)
06/01/25	6.750%	34,000	34,935
VeriSign, Inc.
05/01/23	4.625%	104,000	106,444
Total			1,855,089
Transportation Services 0.1%
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/25	5.250%	81,000	76,343
Hertz Corp. (The)(a)
10/15/24	5.500%	102,000	87,975
Total			164,318
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 1.4%
Comcel Trust(a)
02/06/24	6.875%	200,000	211,956
SBA Communications Corp.(a)
09/01/24	4.875%	322,000	324,818
SFR Group SA(a)
05/01/26	7.375%	259,000	272,274
Sprint Communications, Inc.(a)
03/01/20	7.000%	158,000	172,615
Sprint Corp.
06/15/24	7.125%	280,000	305,376
02/15/25	7.625%	127,000	141,764
T-Mobile USA, Inc.
03/01/25	6.375%	87,000	95,075
01/15/26	6.500%	145,000	160,769
04/15/27	5.375%	27,000	28,890
Wind Acquisition Finance SA(a)
07/15/20	4.750%	44,000	44,660
04/23/21	7.375%	21,000	21,840
Total			1,780,037
Wirelines 0.8%
CenturyLink, Inc.
04/01/25	5.625%	189,000	184,511
Frontier Communications Corp.
09/15/20	8.875%	59,000	62,282
09/15/22	10.500%	25,000	25,125
01/15/23	7.125%	228,000	199,500
09/15/25	11.000%	64,000	61,680
Level 3 Communications, Inc.
12/01/22	5.750%	48,000	49,980
Level 3 Financing, Inc.
08/15/22	5.375%	100,000	103,270
01/15/24	5.375%	13,000	13,455
03/15/26	5.250%	51,000	52,598
Telecom Italia SpA(a)
05/30/24	5.303%	51,000	52,530
Zayo Group LLC/Capital, Inc.
04/01/23	6.000%	88,000	93,830
05/15/25	6.375%	54,000	58,387
Zayo Group LLC/Capital, Inc.(a)
01/15/27	5.750%	50,000	53,063
Total			1,010,211
Total Corporate Bonds & Notes (Cost $29,964,092)			30,831,709

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2017	19

Portfolio of Investments  (continued)
April 30, 2017
Equity-Linked Notes 19.1%
Issuer	Coupon Rate	Shares	Value ($)
Barclays Bank PLC(a)
(linked to a basket of 37 US common stocks)
09/11/17	12.080%	4,291	4,234,765
BNP Paribas(a)
(linked to a basket of 40 US common stocks)
06/06/17	14.150%	4,017	3,992,792
Credit Suisse AG(a)
(linked to common stock of Telefonaktiebolaget LM Ericsson)
06/21/17	16.000%	768	44,118
Deutsche Bank AG(a)
(linked to a basket of 40 US common stocks)
08/07/17	12.850%	4,210	4,152,884
(linked to common stock of Nordstrom, Inc.)
05/17/17	19.280%	443	20,876
Goldman Sachs International(a)
(linked to common stock of Graphic Packaging Holding Co.)
08/01/17	8.220%	2,036	27,451
Nomura International Funding Pte. Ltd(a)
(linked to a basket of 40 US common stocks)
07/12/17	13.450%	41,400	4,134,210
Royal Bank of Canada(a)
(linked to a basket of 38 US common stocks)
05/05/17	14.430%	4,052	4,049,974
Societe Generale SA(a)
(linked to a basket of 37 US common stocks)
10/02/17	12.750%	4,270	4,268,292
(linked to common stock of American Airlines Group, Inc.)
05/23/17	12.000%	746	31,624
(linked to common stock of Hess Corp.)
05/23/17	11.650%	769	37,414
Total Equity-Linked Notes (Cost $25,147,618)			24,994,400

Exchange-Traded Funds 12.7%
	Shares	Value ($)
Global X SuperDividend ETF	96,516	2,088,606
PowerShares S&P 500 High Dividend Low Volatility Portfolio ETF	51,637	2,061,865
SPDR Blackstone/GSO Senior Loan ETF	121,414	5,770,807
SPDR Bloomberg Barclays Convertible Securities ETF	79,714	3,886,855
SPDR Bloomberg Barclays Long Term Corporate Bond ETF	68,668	2,789,981
Total Exchange-Traded Funds (Cost $16,585,554)		16,598,114
Foreign Government Obligations(d) 11.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Argentina 0.9%
Argentine Republic Government International Bond
04/22/21	6.875%	200,000	218,800
City of Buenos Aires Argentina(a)
06/01/27	7.500%	250,000	267,800
Provincia de Buenos Aires(a)
03/16/24	9.125%	295,000	334,972
06/15/27	7.875%	200,000	208,786
Provincia de Cordoba(a)
06/10/21	7.125%	150,000	158,250
Total			1,188,608
Brazil 0.8%
Brazilian Government International Bond
04/07/26	6.000%	400,000	438,600
01/07/41	5.625%	650,000	645,938
Total			1,084,538
Colombia 0.4%
Ecopetrol SA
01/16/25	4.125%	100,000	96,700
06/26/26	5.375%	200,000	205,000
09/18/43	7.375%	260,000	282,100
Total			583,800
Costa Rica 0.3%
Costa Rica Government International Bond(a)
03/12/45	7.158%	400,000	417,000
Croatia 0.3%
Hrvatska Elektroprivreda(a)
10/23/22	5.875%	400,000	429,200
Dominican Republic 0.9%
Banco de Reservas de la Republica Dominicana(a)
Subordinated
02/01/23	7.000%	150,000	154,055
02/01/23	7.000%	150,000	154,054
Dominican Republic International Bond(a)
01/29/26	6.875%	400,000	446,168
04/20/27	8.625%	300,000	357,819
Total			1,112,096
Ecuador 0.2%
Ecuador Government International Bond(a)
03/28/22	10.750%	250,000	270,740
Egypt 0.2%
Egypt Government International Bond(a)
01/31/27	7.500%	300,000	323,625

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Multi-Asset Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Foreign Government Obligations(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
El Salvador 0.2%
El Salvador Government International Bond(a)
01/18/27	6.375%	320,000	285,600
Gabon 0.1%
Gabon Government International Bond(a)
12/12/24	6.375%	200,000	195,850
Georgia 0.2%
Georgian Railway JSC(a)
07/11/22	7.750%	200,000	219,750
Ghana 0.2%
Ghana Government International Bond(a)
10/14/30	10.750%	200,000	241,300
Honduras 0.3%
Honduras Government International Bond(a)
03/15/24	7.500%	400,000	443,252
Hungary 0.3%
Hungary Government International Bond
03/29/41	7.625%	100,000	147,774
MFB Magyar Fejlesztesi Bank Zrt.(a)
10/21/20	6.250%	200,000	220,250
Total			368,024
Indonesia 1.2%
PT Pertamina Persero(a)
05/03/22	4.875%	400,000	422,016
05/27/41	6.500%	500,000	562,500
PT Perusahaan Listrik Negara(a)
11/22/21	5.500%	500,000	545,760
Total			1,530,276
Ivory Coast 0.2%
Ivory Coast Government International Bond(a)
03/03/28	6.375%	200,000	201,056
Kazakhstan 0.3%
Kazakhstan Government International Bond(a)
07/21/45	6.500%	200,000	237,828
KazMunayGas National Co. JSC(a)
07/02/18	9.125%	100,000	107,375
Total			345,203
Mexico 1.4%
Petroleos Mexicanos
06/02/41	6.500%	1,800,000	1,802,700
Foreign Government Obligations(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pakistan 0.2%
Pakistan Government International Bond(a)
04/15/24	8.250%	200,000	222,578
Russian Federation 0.6%
Gazprom Neft OAO Via GPN Capital SA(a)
09/19/22	4.375%	200,000	202,500
Gazprom OAO Via Gaz Capital SA(a)
02/06/28	4.950%	200,000	201,000
Russian Foreign Bond - Eurobond(a)
04/04/22	4.500%	400,000	428,032
Total			831,532
Senegal 0.2%
Senegal Government International Bond(a)
07/30/24	6.250%	200,000	204,300
Serbia 0.2%
Serbia International Bond(a)
12/03/18	5.875%	200,000	210,250
Trinidad and Tobago 0.3%
Petroleum Co. of Trinidad & Tobago Ltd.(a)
08/14/19	9.750%	250,000	265,625
08/14/19	9.750%	100,000	106,250
Total			371,875
Turkey 0.7%
Export Credit Bank of Turkey(a)
09/23/21	5.000%	300,000	303,750
Turkey Government International Bond
03/25/27	6.000%	200,000	214,000
03/17/36	6.875%	400,000	453,300
Total			971,050
Venezuela 0.5%
Petroleos de Venezuela SA(a)
11/17/21	9.000%	117,772	62,031
05/16/24	6.000%	629,556	248,882
11/15/26	6.000%	120,724	46,056
Venezuela Government International Bond(a)
10/13/19	7.750%	220,000	132,374
05/07/23	9.000%	250,000	124,425
Total			613,768
Virgin Islands 0.3%
State Grid Overseas Investment 2016 Ltd.(a),(c)
05/04/27	3.500%	400,000	399,038
Total Foreign Government Obligations (Cost $14,552,440)			14,867,009

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2017	21

Portfolio of Investments  (continued)
April 30, 2017
Limited Partnerships 4.0%
Issuer	Shares	Value ($)
Energy 3.8%
Oil, Gas & Consumable Fuels 3.8%
Buckeye Partners LP	2,620	181,252
Cheniere Energy Partners LP	6,620	210,185
DCP Midstream Partners LP	10,835	410,538
Energy Transfer Partners LP	26,917	644,405
Enterprise Products Partners LP	27,016	738,077
MPLX LP	11,308	398,381
PBF Logistics LP	18,293	378,665
Phillips 66 Partners LP	4,000	210,720
Plains All American Pipeline LP	12,500	365,625
Tesoro Logistics LP	6,298	345,508
Valero Energy Partners LP	4,713	223,868
Western Gas Partners LP	6,171	362,299
Williams Partners LP	11,481	469,917
Total		4,939,440
Total Energy		4,939,440
Utilities 0.2%
Gas Utilities 0.2%
AmeriGas Partners LP	6,986	314,510
Total Utilities		314,510
Total Limited Partnerships (Cost $5,778,317)		5,253,950

Residential Mortgage-Backed Securities - Agency 3.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
01/01/45	3.500%	539,423	557,636
Federal Home Loan Mortgage Corp.(b),(e)
CMO Series 311 Class S1
08/15/43	4.956%	2,539,087	522,430
CMO Series 326 Class S2
03/15/44	4.956%	2,553,245	529,377
Federal Home Loan Mortgage Corp.(e)
CMO Series 4098 Class AI
05/15/39	3.500%	2,642,246	286,838
CMO Series 4121 Class IA
01/15/41	3.500%	1,765,594	235,259
Federal National Mortgage Association(e)
CMO Series 2012-121 Class GI
08/25/39	3.500%	367,247	47,119
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(b),(e)
CMO Series 2013-101 Class CS
10/25/43	4.909%	1,547,213	341,755
CMO Series 2016-45 Class AS
07/25/46	5.009%	469,373	112,438
CMO Series 2016-50 Class GS
08/25/46	4.959%	1,817,200	388,596
CMO Series 2016-62 Class AS
09/25/46	1.901%	4,111,640	224,483
Government National Mortgage Association(e)
CMO Series 2015-53 Class EI
04/16/45	3.500%	3,341,582	642,584
Total Residential Mortgage-Backed Securities - Agency (Cost $4,030,162)			3,888,515

Residential Mortgage-Backed Securities - Non-Agency 5.6%

Angel Oak Mortgage Trust I LLC(a)
Series 2016-1 Class A1
07/25/46	3.500%	366,031	369,691
Angel Oak Mortgage Trust LLC(a)
Series 2015-1
11/25/45	4.500%	168,140	168,560
Bayview Opportunity Master Fund IVb Trust(a)
CMO Series 2017-NPL1 Class A1
01/28/32	3.598%	273,991	273,393
CAM Mortgage Trust(a)
CMO Series 2016-2 Class A1
06/15/57	3.250%	219,822	219,281
Citigroup Mortgage Loan Trust, Inc.(a),(b)
CMO Series 2014-C Class A
02/25/54	3.250%	1,018,277	992,673
CMO Series 2015-A Class B3
06/25/58	4.500%	239,292	223,589
Series 2013-11 Class 3A3
09/25/34	3.083%	198,399	194,385
Citigroup Mortgage Loan Trust, Inc.(a),(e)
CMO Series 2015-A Class A1IO
06/25/58	1.000%	6,191,725	156,807
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A2
05/25/46	3.500%	297,278	297,489
Credit Suisse Mortgage Capital Certificates(a)
CMO Series 2010-9R Class 1A5
08/27/37	4.000%	200,000	196,778
Credit Suisse Mortgage Capital Certificates(a),(b)
CMO Series 2014-RPL4 Class A1
08/25/62	3.625%	194,156	197,123
CMO Series 2014-RPL4 Class A2
08/25/62	4.826%	1,000,000	993,045

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Multi-Asset Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GCAT (a)
Series 2017-1 Class A2
03/25/47	3.375%	245,754	245,294
Oaktown Re Ltd.(a),(b),(c)
CMO Series 2017-1A Class M1
04/25/27	3.250%	500,000	500,000
Pretium Mortgage Credit Partners I LLC(a)
CMO Series 2016-NPL6 Class A1
10/27/31	3.500%	924,337	925,014
RBSSP Resecuritization Trust(a),(b)
CMO Series 2010-1 Class 3A2
08/26/35	3.050%	250,000	243,506
Vericrest Opportunity Loan Transferee XLVIII LLC(a)
Series 2016-NPL8 Class A1
07/25/46	3.500%	878,534	881,115
VML LLC(a)
CMO Series 2014-NPL1 Class A1
04/27/54	3.875%	295,389	296,021
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $7,367,259)			7,373,764

Senior Loans 0.2%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Consumer Products 0.1%
Serta Simmons Holdings, LLC(b),(f)
2nd Lien Term Loan
11/08/24	9.038%	102,825	104,110
Technology 0.1%
Ancestry.com Operations, Inc.(b),(f)
2nd Lien Term Loan
10/19/24	9.270%	22,926	23,442
Kronos, Inc.(b),(f)
2nd Lien Term Loan
11/01/24	9.420%	33,000	34,337
Misys Ltd.(b),(c),(f)
2nd Lien Term Loan
04/28/24	0.000%	12,971	13,230
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Term Loan
04/26/24	0.000%	34,673	34,912
Total			105,921
Total Senior Loans (Cost $204,772)			210,031

U.S. Treasury Obligations 2.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
02/15/29	5.250%	256,000	331,360
02/15/36	4.500%	57,000	73,109
02/15/38	4.375%	30,000	37,899
02/15/39	3.500%	236,000	263,214
11/15/39	4.375%	284,000	356,986
02/15/41	4.750%	23,000	30,494
08/15/42	2.750%	527,000	509,070
05/15/43	2.875%	361,000	356,318
05/15/44	3.375%	419,000	453,142
08/15/44	3.125%	163,000	168,457
11/15/44	3.000%	163,000	164,471
02/15/45	2.500%	62,000	56,497
02/15/46	2.500%	840,000	763,448
08/15/46	2.250%	34,000	29,187
11/15/46	2.875%	20,000	19,658
02/15/47	3.000%	50,000	50,471
Total U.S. Treasury Obligations (Cost $3,962,817)			3,663,781

Money Market Funds 5.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.869%(g),(h)	7,735,482	7,735,482
Total Money Market Funds (Cost $7,735,324)		7,735,482
Total Investments (Cost: $128,763,541)		129,734,659
Other Assets & Liabilities, Net		853,981
Net Assets		130,588,640

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2017	23

Portfolio of Investments  (continued)
April 30, 2017
At April 30, 2017, securities and/or cash totaling $703,100 were pledged as collateral.
Investments in derivatives
Futures contracts outstanding at April 30, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
S&P 500 E-mini	97	USD	11,545,425	06/2017	57,474	—
U.S. Treasury 10-Year Note	66	USD	8,297,438	06/2017	118,876	—
U.S. Ultra Bond	24	USD	3,910,500	06/2017	—	(14,298)
Total			23,753,363		176,350	(14,298)
Credit default swap contracts outstanding at April 30, 2017
Buy protection
Counterparty	Reference entity	Expiration date	Pay fixed rate (%)	Notional currency	Notional amount	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	Markit CDX Emerging Markets Index, Series 27	6/20/2022	1.000	USD	5,250,000	235,192	(5,833)	273,645	—	—	(44,286)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2017, the value of these securities amounted to $61,911,163 which represents 47.41% of net assets.
(b)	Variable rate security.
(c)	Represents a security purchased on a when-issued basis.
(d)	Principal and interest may not be guaranteed by the government.
(e)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(f)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of April 30, 2017. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(g)	The rate shown is the seven-day current annualized yield at April 30, 2017.
(h)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.869%	3,386,008	88,714,379	(84,364,905)	7,735,482	(93)	26,531	7,735,482
Abbreviation Legend
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
PIK	Payment In Kind
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Multi-Asset Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2017	25

Portfolio of Investments  (continued)
April 30, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Non-Agency	—	2,302,336	—	—	2,302,336
Commercial Mortgage-Backed Securities - Non-Agency	—	849,033	—	—	849,033
Common Stocks
Consumer Discretionary	111,992	—	—	—	111,992
Consumer Staples	858,125	263,296	—	—	1,121,421
Energy	1,633,951	227,304	—	—	1,861,255
Financials	453,184	—	—	—	453,184
Health Care	680,785	95,592	—	—	776,377
Industrials	118,860	111,196	—	—	230,056
Information Technology	846,294	42,446	—	—	888,740
Materials	297,296	—	—	—	297,296
Real Estate	4,253,536	—	—	—	4,253,536
Telecommunication Services	533,095	57,122	—	—	590,217
Utilities	518,691	63,770	—	—	582,461
Total Common Stocks	10,305,809	860,726	—	—	11,166,535
Corporate Bonds & Notes	—	30,831,709	—	—	30,831,709
Equity-Linked Notes	—	24,994,400	—	—	24,994,400
Exchange-Traded Funds	16,598,114	—	—	—	16,598,114
Foreign Government Obligations	—	14,867,009	—	—	14,867,009
Limited Partnerships
Energy	4,939,440	—	—	—	4,939,440
Utilities	314,510	—	—	—	314,510
Total Limited Partnerships	5,253,950	—	—	—	5,253,950
Residential Mortgage-Backed Securities - Agency	—	3,888,515	—	—	3,888,515
Residential Mortgage-Backed Securities - Non-Agency	—	6,628,470	745,294	—	7,373,764
Senior Loans	—	210,031	—	—	210,031
U.S. Treasury Obligations	3,663,781	—	—	—	3,663,781
Money Market Funds	—	—	—	7,735,482	7,735,482
Total Investments	35,821,654	85,432,229	745,294	7,735,482	129,734,659
Derivatives
Asset
Futures Contracts	176,350	—	—	—	176,350
Liability
Futures Contracts	(14,298)	—	—	—	(14,298)
Swap Contracts	—	(44,286)	—	—	(44,286)
Total	35,983,706	85,387,943	745,294	7,735,482	129,852,425
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Multi-Asset Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage-backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2017	27

Statement of Assets and Liabilities
April 30, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$121,028,217
Affiliated issuers, at cost	7,735,324
Total investments, at cost	128,763,541
Investments, at value
Unaffiliated issuers, at value	121,999,177
Affiliated issuers, at value	7,735,482
Total investments, at value	129,734,659
Margin deposits	703,100
Premiums paid on outstanding swap contracts	273,645
Receivable for:
Investments sold	222,434
Capital shares sold	11,132
Dividends	62,759
Interest	986,388
Foreign tax reclaims	7,287
Variation margin	14,906
Expense reimbursement due from Investment Manager	1,153
Prepaid expenses	179
Trustees’ deferred compensation plan	6,826
Other assets	14,402
Total assets	132,038,870
Liabilities
Due to custodian	10,812
Unrealized depreciation on swap contracts	44,286
Payable for:
Investments purchased	313,115
Investments purchased on a delayed delivery basis	996,105
Variation margin	27,160
Management services fees	2,363
Distribution and/or service fees	24
Transfer agent fees	222
Compensation of chief compliance officer	4
Other expenses	49,313
Trustees’ deferred compensation plan	6,826
Total liabilities	1,450,230
Net assets applicable to outstanding capital stock	$130,588,640
Represented by
Paid in capital	131,978,293
Undistributed net investment income	1,236,410
Accumulated net realized loss	(3,714,984)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	970,960
Investments - affiliated issuers	158
Foreign currency translations	37
Futures contracts	162,052
Swap contracts	(44,286)
Total - representing net assets applicable to outstanding capital stock	$130,588,640
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Multi-Asset Income Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
April 30, 2017
Class A
Net assets	$799,603
Shares outstanding	81,751
Net asset value per share	$9.78
Maximum offering price per share(a)	$10.27
Class C
Net assets	$668,075
Shares outstanding	68,287
Net asset value per share	$9.78
Class R4
Net assets	$159,793
Shares outstanding	16,333
Net asset value per share	$9.78
Class R5
Net assets	$12,909
Shares outstanding	1,319
Net asset value per share(b)	$9.78
Class T(c)
Net assets	$9,785
Shares outstanding	1,000
Net asset value per share(b)	$9.78
Maximum offering price per share(d)	$10.03
Class Y
Net assets	$127,555,352
Shares outstanding	13,063,008
Net asset value per share	$9.76
Class Z
Net assets	$1,383,123
Shares outstanding	141,335
Net asset value per share	$9.79

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75% for Class A.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(d)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2017	29

Statement of Operations
Year Ended April 30, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$1,199,035
Dividends — affiliated issuers	26,531
Interest	6,450,509
Foreign taxes withheld	(4,689)
Total income	7,671,386
Expenses:
Management services fees	767,760
Distribution and/or service fees
Class A	1,062
Class C	2,641
Class T(a)	24
Transfer agent fees
Class A	603
Class C	362
Class I(b)	3,063
Class R4	26
Class R5	6
Class T(a)	13
Class Y(c)	1,301
Class Z	862
Compensation of board members	19,589
Custodian fees	51,263
Printing and postage fees	19,715
Registration fees	93,337
Audit fees	42,572
Legal fees	3,113
Compensation of chief compliance officer	52
Other	15,580
Total expenses	1,022,944
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(330,226)
Total net expenses	692,718
Net investment income	6,978,668
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(434,006)
Investments — affiliated issuers	(93)
Foreign currency translations	2,830
Forward foreign currency exchange contracts	13,172
Futures contracts	408,509
Swap contracts	(2,330)
Net realized loss	(11,918)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,864,851
Investments — affiliated issuers	158
Foreign currency translations	(99)
Futures contracts	135,448
Swap contracts	(44,286)
Net change in unrealized appreciation (depreciation)	2,956,072
Net realized and unrealized gain	2,944,154
Net increase in net assets resulting from operations	$9,922,822

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Multi-Asset Income Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended April 30, 2017 (a)	Year Ended April 30, 2016
Operations
Net investment income	$6,978,668	$5,446,858
Net realized loss	(11,918)	(3,678,682)
Net change in unrealized appreciation (depreciation)	2,956,072	(2,024,943)
Net increase (decrease) in net assets resulting from operations	9,922,822	(256,767)
Distributions to shareholders
Net investment income
Class A	(22,265)	(2,908)
Class C	(11,782)	(3,416)
Class I(b)	(5,513,329)	(5,385,064)
Class R4	(1,074)	(561)
Class R5	(577)	(564)
Class T(c)	(469)	(537)
Class Y	(542,196)	—
Class Z	(32,785)	(18,023)
Total distributions to shareholders	(6,124,477)	(5,411,073)
Increase in net assets from capital stock activity	33,791,213	5,620,509
Total increase (decrease) in net assets	37,589,558	(47,331)
Net assets at beginning of year	92,999,082	93,046,413
Net assets at end of year	$130,588,640	$92,999,082
Undistributed net investment income	$1,236,410	$375,985

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Multi-Asset Income Fund | Annual Report 2017	31

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2017 (a)		April 30, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	102,135	986,637	19,017	177,010
Distributions reinvested	2,263	21,796	256	2,371
Redemptions	(37,248)	(359,017)	(5,672)	(53,313)
Net increase	67,150	649,416	13,601	126,068
Class C
Subscriptions	62,581	604,966	9,746	92,484
Distributions reinvested	1,159	11,200	319	2,950
Redemptions	(6,199)	(58,594)	(319)	(2,950)
Net increase	57,541	557,572	9,746	92,484
Class I(b)
Subscriptions	2,612,739	25,332,376	—	—
Distributions reinvested	574,056	5,512,867	577,518	5,384,495
Redemptions	(12,983,391)	(125,392,271)	—	—
Net increase (decrease)	(9,796,596)	(94,547,028)	577,518	5,384,495
Class R4
Subscriptions	15,273	148,536	—	—
Distributions reinvested	60	580	—	—
Net increase	15,333	149,116	—	—
Class R5
Subscriptions	311	3,000	—	—
Distributions reinvested	8	78	—	—
Net increase	319	3,078	—	—
Class Y(b)
Subscriptions	13,007,521	125,392,639	—	—
Distributions reinvested	55,487	542,111	—	—
Net increase	13,063,008	125,934,750	—	—
Class Z
Subscriptions	110,740	1,068,041	—	—
Distributions reinvested	3,301	31,870	1,872	17,462
Redemptions	(5,873)	(55,602)	—	—
Net increase	108,168	1,044,309	1,872	17,462
Total net increase	3,514,923	33,791,213	602,737	5,620,509

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Multi-Asset Income Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Multi-Asset Income Fund | Annual Report 2017	33

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
4/30/2017	$9.43	0.56	0.26	0.82	(0.47)
4/30/2016	$10.05	0.57	(0.65)	(0.08)	(0.54)
4/30/2015 (c)	$10.00	0.03	0.04	0.07	(0.02)
Class C
4/30/2017	$9.43	0.49	0.26	0.75	(0.40)
4/30/2016	$10.05	0.48	(0.63)	(0.15)	(0.47)
4/30/2015 (e)	$10.00	0.02	0.04	0.06	(0.01)
Class R4
4/30/2017	$9.43	0.61	0.23	0.84	(0.49)
4/30/2016	$10.05	0.56	(0.62)	(0.06)	(0.56)
4/30/2015 (f)	$10.00	0.03	0.04	0.07	(0.02)
Class R5
4/30/2017	$9.43	0.57	0.28	0.85	(0.50)
4/30/2016	$10.05	0.57	(0.63)	(0.06)	(0.56)
4/30/2015 (g)	$10.00	0.03	0.04	0.07	(0.02)
Class T(h)
4/30/2017	$9.43	0.54	0.28	0.82	(0.47)
4/30/2016	$10.05	0.54	(0.62)	(0.08)	(0.54)
4/30/2015 (i)	$10.00	0.03	0.04	0.07	(0.02)
Class Y
4/30/2017 (j)	$9.78	0.11	(0.05) (k)	0.06	(0.08)
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Multi-Asset Income Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.47)	$9.78	8.88%	1.27%	0.94%	5.83%	69%	$800
(0.54)	$9.43	(0.62%)	1.34%	0.91%	6.15%	70%	$138
(0.02)	$10.05	0.69%	1.24% (d)	0.75% (d)	2.70% (d)	30%	$10

(0.40)	$9.78	8.07%	2.02%	1.69%	5.10%	69%	$668
(0.47)	$9.43	(1.37%)	2.12%	1.65%	5.24%	70%	$101
(0.01)	$10.05	0.61%	1.99% (d)	1.50% (d)	2.00% (d)	30%	$10

(0.49)	$9.78	9.17%	1.05%	0.69%	6.57%	69%	$160
(0.56)	$9.43	(0.36%)	1.10%	0.64%	5.99%	70%	$9
(0.02)	$10.05	0.71%	0.99% (d)	0.50% (d)	3.00% (d)	30%	$10

(0.50)	$9.78	9.22%	0.93%	0.64%	5.99%	69%	$13
(0.56)	$9.43	(0.34%)	1.06%	0.60%	6.03%	70%	$9
(0.02)	$10.05	0.73%	0.97% (d)	0.47% (d)	3.02% (d)	30%	$10

(0.47)	$9.78	8.89%	1.27%	0.94%	5.63%	69%	$10
(0.54)	$9.43	(0.62%)	1.35%	0.89%	5.75%	70%	$9
(0.02)	$10.05	0.69%	1.24% (d)	0.75% (d)	2.75% (d)	30%	$10

(0.08)	$9.76	0.66%	0.93% (d)	0.60% (d)	7.22% (d)	69%	$127,555
Columbia Multi-Asset Income Fund | Annual Report 2017	35

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class Z
4/30/2017	$9.43	0.59	0.26	0.85	(0.49)
4/30/2016	$10.06	0.56	(0.63)	(0.07)	(0.56)
4/30/2015 (l)	$10.00	0.03	0.05	0.08	(0.02)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class A shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	Class C shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
(f)	Class R4 shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
(g)	Class R5 shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
(h)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(i)	Class T shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
(j)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(k)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(l)	Class Z shares commenced operations on March 27, 2015. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Multi-Asset Income Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.49)	$9.79	9.27%	1.03%	0.69%	6.24%	69%	$1,383
(0.56)	$9.43	(0.47%)	1.11%	0.65%	5.99%	70%	$313
(0.02)	$10.06	0.82%	0.99% (d)	0.50% (d)	3.61% (d)	30%	$315
Columbia Multi-Asset Income Fund | Annual Report 2017	37

Notes to Financial Statements
April 30, 2017
Note 1. Organization
Columbia Multi-Asset Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
38	Columbia Multi-Asset Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
Columbia Multi-Asset Income Fund | Annual Report 2017	39

Notes to Financial Statements  (continued)
April 30, 2017
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables
40	Columbia Multi-Asset Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates and to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets
Columbia Multi-Asset Income Fund | Annual Report 2017	41

Notes to Financial Statements  (continued)
April 30, 2017
and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer, to reduce overall credit exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
42	Columbia Multi-Asset Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Premiums paid on outstanding swap contracts	273,645
Equity risk	Net assets — unrealized appreciation on futures contracts	57,474*
Interest rate risk	Net assets — unrealized appreciation on futures contracts	118,876*
Total		449,995

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	44,286*
Interest rate risk	Net assets — unrealized depreciation on futures contracts	14,298*
Total		58,584

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(2,330)	(2,330)
Equity risk	—	784,803	—	784,803
Foreign exchange risk	13,172	—	—	13,172
Interest rate risk	—	(376,294)	—	(376,294)
Total	13,172	408,509	(2,330)	419,351

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(44,286)	(44,286)
Equity risk	19,817	—	19,817
Interest rate risk	115,631	—	115,631
Total	135,448	(44,286)	91,162
Columbia Multi-Asset Income Fund | Annual Report 2017	43

Notes to Financial Statements  (continued)
April 30, 2017
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2017:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	16,072,196*
Futures contracts — short	508,071*
Credit default swap contracts — buy protection	875,000**

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	2,033	(33)

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2017.
**	Based on the ending monthly outstanding amounts for the year ended April 30, 2017.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Equity-linked notes
The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument, generally valued based on a quotation received from a counterparty, which is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and
44	Columbia Multi-Asset Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2017:
Morgan Stanley ($)
Assets
OTC credit default swap contracts (a)	229,359
Total financial and derivative net assets	229,359
Total collateral received (pledged) (b)	229,359
Net amount (c)	-

(a)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Columbia Multi-Asset Income Fund | Annual Report 2017	45

Notes to Financial Statements  (continued)
April 30, 2017
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
46	Columbia Multi-Asset Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.66% to 0.51% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2017 was 0.66% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of April 30, 2017, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Multi-Asset Income Fund | Annual Report 2017	47

Notes to Financial Statements  (continued)
April 30, 2017
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to Class R5 shares. Total transfer agency fees for Class I shares were subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class I shares. Prior to January 1, 2017, total transfer agency fees for Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares and Class I shares did not pay transfer agency fees. Total transfer agency fees for Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class Y shares.
For the year ended April 30, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Class C	0.14
Class I	0.003 (a),(b)
Class R4	0.14
Class R5	0.059
Class T	0.15
Class Y	0.011 (a)
Class Z	0.14

(a)	Annualized.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2017, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class T shares of the Fund, respectively.
48	Columbia Multi-Asset Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2017, if any, are listed below:
Amount ($)
Class A	3,009
Class C	500
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	September 1, 2016 through August 31, 2017	Prior to September 1, 2016
Class A	0.990%	0.99%
Class C	1.740	1.74
Class R4	0.740	0.74
Class R5	0.700	0.64
Class T	0.990	0.99
Class Y	0.650*	—
Class Z	0.740	0.74
*Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through August 31, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, post-October capital losses, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities, foreign currency
Columbia Multi-Asset Income Fund | Annual Report 2017	49

Notes to Financial Statements  (continued)
April 30, 2017
transactions and investments in partnerships. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
6,234	(16,827)	10,593
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
April 30, 2017			April 30, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
6,124,477	—	6,124,477	5,411,073	—	5,411,073
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
615,373	—	(3,308,467)	1,581,394
At April 30, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
128,153,265	4,058,601	(2,477,207)	1,581,394
The following capital loss carryforwards, determined at April 30, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	3,308,467	—	3,308,467	320,224	—	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2017, the Fund elected to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
—	214,952
50	Columbia Multi-Asset Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $107,224,535 and $76,374,837, respectively, for the year ended April 30, 2017, of which $1,279,107 and $862,534, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Columbia Multi-Asset Income Fund | Annual Report 2017	51

Notes to Financial Statements  (continued)
April 30, 2017
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At April 30, 2017, affiliated shareholders of record owned 98.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
52	Columbia Multi-Asset Income Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Multi-Asset Income Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Multi-Asset Income Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, brokers, agent banks and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2017
Columbia Multi-Asset Income Fund | Annual Report 2017	53

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction
3.81%	2.97%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
54	Columbia Multi-Asset Income Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Multi-Asset Income Fund | Annual Report 2017	55

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
56	Columbia Multi-Asset Income Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively;Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Multi-Asset Income Fund | Annual Report 2017	57

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
58	Columbia Multi-Asset Income Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Multi-Asset Income Fund | Annual Report 2017	59

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Multi-Asset Income Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN261_04_G01_(06/17)

Annual Report
April 30, 2017
Columbia Total Return Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Total Return Bond Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Total Return Bond Fund   |  Annual Report 2017

Columbia Total Return Bond Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Total Return Bond Fund (the Fund) seeks total return, consisting of current income and capital appreciation.
Portfolio management
Carl Pappo, CFA
Lead manager
Managed Fund since 2005
Brian Lavin, CFA
Co-manager
Managed Fund since 2010
Jason Callan
Co-manager
Managed Fund since January 2016
Average annual total returns (%) (for the period ended April 30, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	2.37	2.66	4.36
	Including sales charges		-0.65	2.04	4.05
Class B	Excluding sales charges	02/01/02	1.72	1.90	3.58
	Including sales charges		-1.23	1.90	3.58
Class C	Excluding sales charges	02/01/02	1.61	1.98	3.70
	Including sales charges		0.63	1.98	3.70
Class K *		02/28/13	2.42	2.73	4.41
Class R		01/23/06	2.12	2.41	4.10
Class R4 *		11/08/12	2.63	2.89	4.61
Class R5 *		11/08/12	2.79	2.98	4.65
Class T *	Excluding sales charges	09/27/10	2.15	2.63	4.37
	Including sales charges		-0.45	2.12	4.10
Class Y *		11/08/12	2.74	3.02	4.67
Class Z		12/05/78	2.63	2.92	4.62
Bloomberg Barclays U.S. Aggregate Bond Index			0.83	2.27	4.30
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the applicable contingent deferred sales charge (CDSC) of 1.00% in the first year only. The returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were sold without a sales charge. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Aggregate Bond Index, is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Total Return Bond Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2007 — April 30, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Total Return Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2017)
Asset-Backed Securities — Agency	2.5
Asset-Backed Securities — Non-Agency	16.6
Commercial Mortgage-Backed Securities - Agency	0.8
Commercial Mortgage-Backed Securities - Non-Agency	2.5
Common Stocks	0.0 (a)
Convertible Preferred Stocks	0.2
Corporate Bonds & Notes	28.1
Foreign Government Obligations	1.0
Money Market Funds	0.2
Municipal Bonds	1.6
Preferred Debt	1.1
Residential Mortgage-Backed Securities - Agency	23.2
Residential Mortgage-Backed Securities - Non-Agency	4.3
Senior Loans	0.1
U.S. Government & Agency Obligations	1.0
U.S. Treasury Obligations	16.8
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2017)
AAA rating	62.2
AA rating	1.8
A rating	6.0
BBB rating	18.9
BB rating	3.7
B rating	2.5
CCC rating	0.6
CC rating	0.2
Not rated	4.1
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Total Return Bond Fund | Annual Report 2017

Fund at a Glance   (continued)
Market exposure through derivatives investments (% of notional exposure) (at April 30, 2017)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	656.2	(556.2)	100.0
Total Notional Market Value of Derivative Contracts	656.2	(556.2)	100.0
(a) The Fund has market exposure (long and/or short) to the fixed income asset class through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.
Columbia Total Return Bond Fund | Annual Report 2017	5

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2017, the Fund’s Class A shares returned 2.37% excluding sales charges. The Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.83% for the same period. The most significant contributor to the Fund’s relative performance was active sector allocation, in particular maintaining underweight exposure to U.S. Treasuries while in turn overweighting investment-grade corporates, asset-backed securities and commercial mortgage-backed securities. Security selection in investment-grade credits also added to relative performance.
Credit outperformed against uncertain geopolitical backdrop
As the period began, U.S. interest rates were hovering near historical lows, in part due to negative interest rates overseas as central banks sought to bolster anemic growth. Despite a sub-par global economic backdrop, U.S. credit sentiment was supported by the domestic economy’s continued moderate growth, combined with the expectation that the Federal Reserve (the Fed) would follow a gradual trajectory as it sought to bring short-term interest rates up to more normal levels.
In late-June of 2016, a U.K. referendum which resulted in a vote to exit the European Union spurred a flight-to-safety trade, driving U.S. Treasury yields even lower. While credit-sensitive areas of the market briefly faltered, markets quickly put the impact of “Brexit” on global growth into perspective, with the aid of supportive central banks. Sentiment was also helped as crude oil prices stabilized in the $50 a barrel range, well above the $30 territory explored in early 2016.
The surprise result of the November 2016 U.S. election led to an upturn in both credit sentiment and interest rates, as investors anticipated higher growth and inflation with Republicans in control of the White House and both houses of Congress. In the wake of the election, U.S. Treasury yields trended higher and credit-oriented segments of the bond market outperformed well into 2017. In March 2017, a dip in oil prices led inflation expectations and Treasury rates lower. In addition, the apparent surrender of the Republicans on healthcare reform brought into question the prospects for the rest of President Trump’s pro-growth economic platform. Nonetheless, credit-oriented areas of the bond market notably outperformed for the full 12 months ended April 30, 2017.
Yields rose meaningfully along the U.S. Treasury curve over the 12-month period ended April 30, 2017, and the yield curve flattened modestly as shorter maturities experienced somewhat greater yield increases. To illustrate, the two-year Treasury yield rose 51 basis points from 0.77% to 1.28%, while the 30-year yield rose 30 basis points, from 2.66% to 2.96%.
Contributors and detractors
The Fund’s performance in the period benefited from an underweighting of U.S. Treasuries, which were most directly and negatively impacted by the upturn in interest rates in the wake of the November election. In turn, the Fund had overweight exposure to investment-grade corporates, asset-backed securities and commercial mortgage-backed securities. These holdings benefited from the strengthened credit sentiment in the second half of the period as investors anticipated pro-growth policies from the new administration. Out-of-benchmark exposure to below-investment-grade, high-yield corporates also aided performance, as did holdings of non-rated, non-agency structured credits.
With respect to the Fund’s positioning within investment-grade corporates, we had increased exposure to energy credits in early 2016 on the view that valuations there had overshot on the downside in reaction to the decline in crude oil prices. This worked well for performance over the most recent fiscal period as these credits outperformed as commodity markets rebounded and oil prices stabilized within a reasonably narrow band around $50 per barrel. In addition, we have for some time maintained overweight exposure to financials in view of the tighter regulation and higher capital standards being applied to the industry. This positioning also added to performance as bank credits were boosted by the upward move in interest rates post-election and outlook for continued Fed tightening.
Security selection within corporate credit was also beneficial to the Fund’s performance. In particular, a focus on integrated energy firms within energy holdings worked well. In addition, performance within financials was helped by our tilt toward preferred securities, which are lower in the capital structure than bonds and thus more subject to swings in credit sentiment.
The Fund’s positioning during the period with respect to overall portfolio duration (and corresponding sensitivity to interest rates) had a neutral to slightly negative impact on performance versus the benchmark, as we generally did not look to take risk in that area.
6	Columbia Total Return Bond Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
We invested in highly-liquid, widely-traded Treasury futures and interest rate swap contracts to help manage portfolio duration. These enable us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. We also invested in credit default swaps to manage exposure to overall credit risk and individual issuer risk. On a standalone basis, various derivative positions hurt performance.
At period’s end
At the end of the reporting end, the Fund had a modest “barbell” stance, with a position in floating rate issues balanced by holdings in the 10-year maturity range.
While we viewed the fundamental and technical backdrop for credit as positive, valuations for spread sectors had become stretched and we had lowered the Fund’s risk profile as the report period ended. In this vein, we reduced exposure to investment-grade corporates, with respect to both bonds and preferred securities. Given where the Fed was in its hiking cycle at the close of the period, we had increased holdings of floating rate issues.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Total Return Bond Fund | Annual Report 2017	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2016 — April 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	999.00	1,020.30	4.22	4.26	0.86
Class B	1,000.00	1,000.00	996.40	1,016.62	7.88	7.96	1.61
Class C	1,000.00	1,000.00	995.30	1,016.62	7.88	7.96	1.61
Class K	1,000.00	1,000.00	999.20	1,020.55	3.97	4.01	0.81
Class R	1,000.00	1,000.00	997.80	1,019.08	5.44	5.50	1.11
Class R4	1,000.00	1,000.00	1,000.20	1,021.53	2.99	3.02	0.61
Class R5	1,000.00	1,000.00	1,001.60	1,021.77	2.75	2.78	0.56
Class T (formerly Class W)	1,000.00	1,000.00	996.80	1,020.30	4.21	4.26	0.86
Class Y	1,000.00	1,000.00	1,000.80	1,022.02	2.50	2.53	0.51
Class Z	1,000.00	1,000.00	1,000.30	1,021.53	2.99	3.02	0.61
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
8	Columbia Total Return Bond Fund | Annual Report 2017

Portfolio of Investments
April 30, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Agency 2.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2012-20C Class 1
03/01/32	2.510%	802,543	803,032
Series 2012-20G Class 1
07/01/32	2.380%	1,299,911	1,293,339
Series 2012-20L Class 1
12/01/32	1.930%	1,478,585	1,435,497
Series 2013-20A Class 1
01/01/33	2.130%	3,379,194	3,316,798
Series 2013-20C Class 1
03/01/33	2.220%	7,256,409	7,127,139
Series 2014-20D Class 1
04/01/34	3.110%	3,242,271	3,355,731
Series 2014-20F Class 1
06/01/34	2.990%	3,583,283	3,652,479
Series 2015-20C Class 1
03/01/35	2.720%	1,382,683	1,389,120
Series 2016-20F Class 1
06/01/36	2.180%	13,707,393	13,372,921
Series 2016-20K Class 1
11/01/36	2.570%	8,860,000	8,841,390
Series 2016-20L Class 1
12/01/36	2.810%	10,900,000	10,969,341
Series 2017-20D Class 1
04/01/37	2.840%	13,503,000	13,598,245
Total Asset-Backed Securities — Agency (Cost $69,263,177)			69,155,032

Asset-Backed Securities — Non-Agency 18.9%

Ally Master Owner Trust(a)
Series 2014-5 Class A1
10/15/19	1.484%	1,590,000	1,592,097
AmeriCredit Automobile Receivables Trust(a)
Series 2016-2 Class A2B
10/08/19	1.689%	1,369,861	1,371,788
Apidos CLO XIX(a),(b)
Series 2014-19A Class A2
10/17/26	3.158%	16,500,000	16,506,402
Ascentium Equipment Receivables Trust(b),(c)
Series 2017-1A Class A2
07/10/19	1.870%	1,290,000	1,289,941
Avery Point VII CLO Ltd.(a),(b)
01/15/28	7.758%	1,400,000	1,406,751
Birchwood Park CLO Ltd.(a),(b)
Series 2014-1A Class AR
07/15/26	2.174%	2,500,000	2,500,090
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BMW Floorplan Master Owner Trust(a),(b)
Series 2015-1A Class A
07/15/20	1.494%	1,200,000	1,202,375
BMW Vehicle Lease Trust
Series 2017-1 Class A2
07/22/19	1.640%	1,625,000	1,627,026
Cabela’s Credit Card Master Note Trust
Series 2015-2 Class A1
07/17/23	2.250%	5,640,000	5,673,478
Capital One Multi-Asset Execution Trust
Series 2015-A4 Class A4
05/15/25	2.750%	9,995,000	10,253,860
Series 2017-A3 Class A3
01/15/25	2.430%	14,300,000	14,405,498
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2014-1A Class AR
04/17/25	2.180%	4,915,000	4,915,319
Series 2016-1A Class D
04/20/27	8.756%	1,200,000	1,203,274
CarMax Auto Owner Trust
Series 2016-4 Class A2
11/15/19	1.210%	3,895,000	3,887,388
Series 2017-2 Class A2
06/15/20	1.630%	9,935,000	9,928,164
Chase Issuance Trust
Series 2016-A7 Class A7
09/16/19	1.060%	10,300,000	10,291,844
Chesapeake Funding II LLC(a),(b)
Series 2016-2A Class A2
06/15/28	1.994%	5,200,000	5,223,323
Chrysler Capital Auto Receivables Trust(b)
Series 2016-BA Class A2
01/15/20	1.360%	1,260,000	1,259,608
CNH Equipment Trust
Series 2015-B Class A3
07/15/20	1.370%	883,750	882,918
Conn Funding II LP(b)
Series 2017-A Class A
05/15/20	2.730%	12,500,000	12,500,000
Series 2017-A Class B
05/15/20	5.110%	1,500,000	1,500,000
Conn’s Receivables Funding LLC(b)
Series 2016-A Class A
04/16/18	4.680%	89,090	89,176
Series 2016-B Class A
10/15/18	3.730%	759,325	761,283
Subordinated, Series 2016-A Class B
08/15/18	8.960%	1,000,000	1,009,401

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
April 30, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dell Equipment Finance Trust(a),(b)
Series 2015-2 Class A2B
12/22/17	1.888%	175,544	175,657
Dell Equipment Finance Trust(b)
Series 2016-1 Class A2
09/24/18	1.430%	1,662,125	1,661,985
Dell Equipment Finance Trust(b),(c)
Series 2017-1 Class A2
06/24/19	1.860%	1,475,000	1,474,859
Discover Card Execution Note Trust
Series 2017-A2 Class A2
07/15/24	2.390%	29,430,000	29,757,070
DRB Prime Student Loan Trust(b)
Series 2016-B Class A2
06/25/40	2.890%	3,706,648	3,712,599
Dryden 33 Senior Loan Fund(a),(b)
Series 2014-33A Class AR
10/15/28	2.588%	9,000,000	9,025,812
Series 2014-33A Class ER
10/15/28	8.698%	1,500,000	1,528,522
Dryden XXIV Senior Loan Fund(a),(b)
Series 2012-24RA Class AR
11/15/23	2.329%	5,156,796	5,165,681
DT Auto Owner Trust(b)
Subordinated, Series 2014-1A Class D
01/15/21	3.980%	3,335,432	3,362,863
Enterprise Fleet Financing LLC(b)
Series 2015-1 Class A2
09/20/20	1.300%	2,405,526	2,403,097
Series 2015-2 Class A2
02/22/21	1.590%	2,511,687	2,512,556
Series 2016-2 Class A2
02/22/22	1.740%	2,800,000	2,795,576
Ford Credit Auto Owner Trust(b)
Series 2015-2 Class A
01/15/27	2.440%	5,695,000	5,762,815
Series 2016-1 Class A
08/15/27	2.310%	11,955,000	11,999,561
Series 2016-2 Class A
12/15/27	2.030%	19,300,000	19,144,124
Series 2017-1 Class A
08/15/28	2.620%	17,000,000	17,179,845
Ford Credit Auto Owner Trust
Series 2016-A Class A2A
12/15/18	1.120%	408,405	408,234
GM Financial Automobile Leasing Trust
Series 2016-3 Class A2A
02/20/19	1.350%	2,895,885	2,891,685
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GMF Floorplan Owner Revolving Trust(a),(b)
Series 2016-1 Class A2
05/17/21	1.844%	3,440,000	3,471,363
Golden Credit Card Trust(a),(b)
Series 2015-3A Class A
07/15/19	1.414%	5,555,000	5,556,730
Green Tree Agency Advance Funding Trust I(b)
Series 2016-T1 Class AT1
10/15/48	2.380%	3,700,000	3,674,544
Harley-Davidson Motorcycle Trust
Series 2015-1 Class A3
06/15/20	1.410%	1,617,876	1,617,018
Hertz Fleet Lease Funding LP(a),(b)
Series 2014-1 Class A
04/10/28	1.389%	838,225	838,269
Series 2015-1 Class A
07/10/29	1.428%	5,687,629	5,694,286
Series 2016-1 Class A1
04/10/30	1.958%	9,335,000	9,370,661
Series 2017-1 Class A1
04/10/31	1.641%	3,020,000	3,020,000
Hertz Vehicle Financing II LP(b)
Series 2015-3A Class A
09/25/21	2.670%	2,870,000	2,845,878
Hertz Vehicle Financing LLC(b)
Series 2016-1A Class A
03/25/20	2.320%	2,600,000	2,590,174
Hyundai Floorplan Master Owner Trust(a),(b)
Series 2016-1A Class A1
03/15/21	1.894%	1,425,000	1,435,625
John Deere Owner Trust
Series 2016-A Class A2
10/15/18	1.150%	1,911,110	1,910,529
Kubota Credit Owner Trust(b)
Series 2016-1A Class A2
04/15/19	1.250%	2,586,007	2,582,431
Madison Park Funding XVI Ltd.(a),(b)
Series 2014-12A Class AR
07/20/26	2.416%	11,000,000	10,999,945
Mercedes-Benz Auto Lease Trust
Series 2016-B Class A2
01/15/19	1.150%	1,770,000	1,768,143
Series 2017-A Class A2A
08/15/19	1.530%	8,620,000	8,619,991
MMAF Equipment Finance LLC(b),(c)
Series 2017-AA Class A2
05/18/20	1.730%	1,130,000	1,129,882

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Total Return Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New Residential Advance Receivables Trust Advance Receivables-Backed Notes(b)
Series 2017-T1 Class AT1
02/15/51	3.214%	5,400,000	5,438,502
New York City Tax Lien Trust(b)
Series 2015-A Class A
11/10/28	1.340%	637,427	634,479
Series 2016-A Class A
11/10/29	1.470%	1,717,226	1,706,722
Nissan Auto Lease Trust
Series 2016-B Class A2A
12/17/18	1.260%	3,625,852	3,621,894
Nissan Auto Receivables Owner Trust(a)
Series 2015-A Class A1
01/15/20	1.394%	5,895,000	5,903,029
Ocwen Master Advance Receivables Trust(b)
Series 2016-T1 Class AT1
08/17/48	2.521%	7,500,000	7,488,281
OneMain Direct Auto Receivables Trust(b)
Series 2016-1A Class A
01/15/21	2.040%	2,365,118	2,369,046
OneMain Financial Issuance Trust(b)
Series 2015-1A Class A
03/18/26	3.190%	5,085,000	5,138,437
Series 2015-2A Class A
07/18/25	2.570%	11,165,000	11,187,244
Sierra Timeshare Receivables Funding LLC(b)
Series 2016-2A Class A
07/20/33	2.330%	2,365,320	2,372,785
SMART ABS Series Trust(a)
Series 2015-3US Class A2B
04/16/18	1.744%	480,713	480,691
SoFi Professional Loan Program(b),(d),(e)
Series 2017-A Class R
03/26/40	0.000%	12,500	736,250
SoFi Professional Loan Program LLC(b),(d),(e),(f)
Series 2015-D Class RC
10/26/37	0.000%	2	1,493,333
Series 2016-A Class RIO
01/25/38	0.000%	3	1,290,000
Series 2016-A Class RPO
01/25/38	0.000%	4	2,840,000
Series 2016-B Class RC
04/25/37	0.000%	1	605,000
SoFi Professional Loan Program LLC(b)
Series 2016-A
12/26/36	2.760%	5,952,810	6,021,503
Springleaf Funding Trust(b)
Series 2016-AA Class A
11/15/29	2.900%	5,400,000	5,427,105
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SPS Servicer Advance Receivables Trust(b)
Series 2016-T2 Class AT2
11/15/49	2.750%	7,500,000	7,487,792
Symphony CLO V Ltd.(a),(b)
Series 2007-5A Class A1
01/15/24	1.908%	7,320,780	7,320,751
TAL Advantage V LLC(b)
Series 2014-2A Class A1
05/20/39	1.700%	957,013	949,487
TCF Auto Receivables Owner Trust(b)
Series 2016-PT1A Class A
06/15/22	1.930%	5,233,385	5,237,511
Venture XI CLO Ltd.(a),(b)
Series 2012-11A Class AR
11/14/22	2.336%	8,407,217	8,414,733
Voya Ltd.(a),(b)
Series 2012-4A Class A1R
10/15/28	2.608%	10,000,000	10,030,170
VSE VOI Mortgage LLC(b)
Series 2016-A Class A
07/20/33	2.540%	5,210,397	5,150,772
Wells Fargo Dealer Floorplan Master Note Trust(a)
Series 2014-1 Class A
07/20/19	1.373%	7,625,000	7,628,019
Series 2015-1 Class A
01/20/20	1.493%	7,845,000	7,858,438
Wheels SPV 2 LLC(b)
Series 2015-1A Class A2
04/22/24	1.270%	1,272,991	1,270,550
World Financial Network Credit Card Master Trust
Series 2012-D Class A
04/17/23	2.150%	11,475,000	11,553,136
Series 2015-B Class A
06/17/24	2.550%	10,735,000	10,889,363
Series 2015-C Class A
03/15/21	1.260%	1,555,000	1,555,001
World Omni Auto Receivables Trust
Series 2017-A Class A2A
08/17/20	1.500%	8,935,000	8,934,972
World Omni Automobile Lease Securitization Trust
Series 2015-A Class A3
10/15/18	1.540%	6,015,000	6,020,095
Total Asset-Backed Securities — Non-Agency (Cost $461,532,147)			464,424,105

Commercial Mortgage-Backed Securities - Agency 0.9%

Federal Home Loan Mortgage Corp.
Series K026 Class A2
11/25/22	2.510%	4,910,000	4,969,073

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
April 30, 2017
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series K027 Class A2
01/25/23	2.637%	4,161,000	4,213,507
Series K722 Class A2
03/25/23	2.406%	3,000,000	3,015,594
Series K724 Class A1
03/25/23	2.776%	6,445,745	6,601,018
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series 20K720 Class A2
06/25/22	2.716%	3,985,000	4,078,165
Total Commercial Mortgage-Backed Securities - Agency (Cost $22,792,924)			22,877,357

Commercial Mortgage-Backed Securities - Non-Agency 2.8%

American Homes 4 Rent(b)
Series 2015-SFR1 Class F
04/17/52	5.885%	1,000,000	1,022,455
American Homes 4 Rent Trust(b)
Series 2014-SFR3 Class A
12/17/36	3.678%	1,532,936	1,592,943
Series 2015-SFR2 Class A
10/17/45	3.732%	4,458,402	4,648,544
B2R Mortgage Trust(a),(b)
Series 2015-2 Class E
11/15/48	5.663%	500,000	457,175
BHMS Mortgage Trust(a),(b)
Series 2014-ATLS Class DFX
07/05/33	5.483%	1,500,000	1,497,549
Capmark Mortgage Securities, Inc.(a),(g)
CMO Series 1997-C1 Class X
07/15/29	1.662%	1,176,619	27,027
Citigroup Commercial Mortgage Trust
Series 2015-GC29 Class A3
04/10/48	2.935%	2,215,000	2,201,702
Commercial Mortgage Trust
Series 2015-LC19 Class A4
02/10/48	3.183%	2,140,000	2,167,959
DBUBS Mortgage Trust(b)
Series 2011-LC2A Class A4
07/10/44	4.537%	10,865,000	11,659,595
General Electric Capital Assurance Co.(b)
Series 2003-1 Class A5
05/12/35	5.743%	1,601,618	1,689,960
Hilton USA Trust(b)
Series 2016-HHV Class A
11/05/38	3.719%	4,700,000	4,856,048
Series 2016-SFP Class A
11/05/35	2.828%	3,000,000	2,974,841
Subordinated, Series 2016-SFP Class E
11/05/35	5.519%	1,500,000	1,505,459
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilton USA Trust(a),(b)
Series 2016-HHV Class F
11/05/38	4.333%	4,000,000	3,126,828
Houston Galleria Mall Trust(b)
Series 2015-HGLR Class A1A2
03/05/37	3.087%	3,000,000	2,991,868
Invitation Homes Trust(a),(b)
Subordinated, Series 2014-SFR3 Class F
12/17/31	5.994%	1,000,000	1,003,268
Subordinated, Series 2015-SFR2 Class E
06/17/32	4.144%	749,000	755,660
Subordinated, Series 2015-SFR2 Class F
06/17/32	4.694%	800,000	804,692
JPMBB Commercial Mortgage Securities Trust
Series 2014-C26 Class A3
01/15/48	3.231%	765,000	777,476
JPMCC Re-REMIC Trust(a),(b)
Series 2016-GG10 Class AMA
08/15/45	5.949%	9,500,000	9,583,263
JPMorgan Commercial Mortgage-Backed Securities Trust(b)
Series 2009-RR1 Class A4B1
03/18/51	1.000%	1,738,798	1,731,403
LB Commercial Mortgage Trust(a)
Series 2007-C3 Class AM
07/15/44	6.206%	4,640,000	4,653,597
Merrill Lynch Mortgage Investors Trust(a),(g)
CMO Series 1998-C3 Class IO
12/15/30	1.087%	1,534,602	5,078
Morgan Stanley Capital I Trust(b)
Series 2014-150E Class A
09/09/32	3.912%	4,080,000	4,307,542
Morgan Stanley Re-Remic Trust(a),(b)
Series 2009-GG10 Class A4B
08/12/45	6.041%	985,168	986,633
Series 2010-GG10 Class A4B
08/15/45	6.041%	612,713	612,337
Rialto Real Estate Fund LLC(b)
Subordinated, Series 2015-LT7 Class B
12/25/32	5.071%	2,000,000	1,999,141
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $72,238,753)			69,640,043

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Total Return Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Common Stocks —%
Issuer	Shares	Value ($)
Financials —%
Insurance —%
WMI Holdings Corp. Escrow(f),(h),(i)	2,725	—
WMIH Corp.(h)	54,217	81,325
Total		81,325
Total Financials		81,325
Industrials —%
Airlines —%
United Continental Holdings, Inc.(h)	1,493	104,824
Total Industrials		104,824
Total Common Stocks (Cost $1,511,104)		186,149

Convertible Preferred Stocks 0.2%
Issuer	Coupon Rate	Shares	Value ($)
Financials 0.2%
Banks 0.2%
Bank of America Corp.	7.250%	5,000	6,067,100
Total Financials			6,067,100
Total Convertible Preferred Stocks (Cost $5,950,000)			6,067,100

Corporate Bonds & Notes 31.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.5%
Bombardier, Inc.(b)
12/01/21	8.750%	162,000	180,225
L-3 Communications Corp.
12/15/26	3.850%	2,322,000	2,383,963
Lockheed Martin Corp.
01/15/26	3.550%	5,015,000	5,173,203
09/01/36	6.150%	1,320,000	1,674,895
12/15/42	4.070%	1,790,000	1,783,790
TransDigm, Inc.
07/15/24	6.500%	244,000	250,710
06/15/26	6.375%	459,000	462,442
TransDigm, Inc.(b)
05/15/25	6.500%	247,000	252,558
Total			12,161,786
Automotive 0.1%
Eagle Holding Co., II LLC PIK(b),(c)
05/15/22	7.625%	41,000	41,746
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ford Motor Co.
02/01/29	6.375%	2,340,000	2,675,324
Gates Global LLC/Co.(b)
07/15/22	6.000%	359,000	360,795
ZF North America Capital, Inc.(b)
04/29/25	4.750%	298,000	309,941
Total			3,387,806
Banking 8.6%
Ally Financial, Inc.
09/30/24	5.125%	443,000	452,414
Bank of America Corp.(a)
12/31/49	8.125%	1,625,000	1,702,188
Bank of America Corp.
Subordinated
01/22/25	4.000%	1,625,000	1,639,620
Bank of New York Mellon Corp. (The)
05/15/19	5.450%	3,325,000	3,559,309
Bank of New York Mellon Corp. (The)(a)
Junior Subordinated
12/29/49	4.500%	2,612,000	2,491,195
12/31/49	4.625%	1,287,000	1,267,695
Barclays PLC
Subordinated
05/12/26	5.200%	4,500,000	4,676,625
Citigroup, Inc.(a)
08/14/17	1.526%	13,820,000	13,829,785
Citigroup, Inc.
Subordinated
08/25/36	6.125%	1,046,000	1,230,463
Discover Financial Services
04/27/22	5.200%	3,712,000	4,030,820
11/21/22	3.850%	2,190,000	2,244,936
Fifth Third Bancorp(a)
Junior Subordinated
12/31/49	5.100%	5,456,000	5,408,260
HBOS PLC(b)
Subordinated
05/21/18	6.750%	8,382,000	8,764,881
JPMorgan Chase & Co.(a)
02/01/28	3.782%	8,480,000	8,624,431
Junior Subordinated
04/29/49	7.900%	13,100,000	13,689,500
12/31/49	5.300%	3,235,000	3,372,649
12/31/49	6.100%	2,600,000	2,788,500
JPMorgan Chase Capital XXI(a)
Junior Subordinated
02/02/37	1.985%	23,096,000	20,108,070

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase Capital XXIII(a)
Junior Subordinated
05/15/47	2.039%	449,000	387,541
KeyCorp (a)
Junior Subordinated
12/31/49	5.000%	8,743,000	8,743,000
KeyCorp Capital I(a)
Junior Subordinated
07/01/28	1.888%	6,591,000	5,816,558
Lloyds Banking Group PLC
Subordinated
12/10/25	4.582%	23,813,000	24,634,691
M&T Bank Corp.(a)
Junior Subordinated
12/31/49	5.125%	2,306,000	2,331,943
PNC Bank NA
06/01/25	3.250%	3,395,000	3,442,741
Santander Issuances SAU
Subordinated
11/19/25	5.179%	4,250,000	4,469,844
Santander UK Group Holdings PLC(b)
Subordinated
09/15/25	4.750%	4,589,000	4,631,246
09/15/45	5.625%	2,096,000	2,160,953
State Street Corp.(a)
06/15/37	2.131%	6,060,000	5,325,225
SunTrust Capital I(a)
Junior Subordinated
05/15/27	1.709%	1,560,000	1,368,900
Synchrony Financial
01/15/19	2.600%	4,895,000	4,931,159
Synovus Financial Corp.(a)
Subordinated
12/15/25	5.750%	8,090,000	8,555,175
U.S. Bancorp
Subordinated
04/27/26	3.100%	3,025,000	2,997,203
Wachovia Capital Trust II(a)
Junior Subordinated
01/15/27	1.658%	2,350,000	2,109,125
Washington Mutual Bank(f),(j)
Subordinated
01/15/15	0.000%	27,379,000	41,069
Wells Fargo & Co.
10/23/26	3.000%	10,995,000	10,601,896
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo & Co.(a)
Junior Subordinated
03/29/49	7.980%	5,025,000	5,257,406
12/31/49	5.900%	13,508,000	14,352,250
Total			212,039,266
Brokerage/Asset Managers/Exchanges 0.0%
NPF Corp.(b)
07/15/21	9.000%	93,000	98,348
Building Materials 0.1%
Allegion PLC
09/15/23	5.875%	500,000	533,750
American Builders & Contractors Supply Co., Inc.(b)
12/15/23	5.750%	192,000	204,000
Beacon Roofing Supply, Inc.
10/01/23	6.375%	333,000	358,807
HD Supply, Inc.(b)
04/15/24	5.750%	203,000	215,688
US Concrete, Inc.(b)
06/01/24	6.375%	203,000	212,135
Total			1,524,380
Cable and Satellite 0.6%
Altice US Finance I Corp.(b)
05/15/26	5.500%	913,000	943,814
CCO Holdings LLC/Capital Corp.(b)
05/01/27	5.875%	913,000	971,204
Charter Communications Operating LLC/Capital
10/23/45	6.484%	255,000	299,465
CSC Holdings LLC(b)
10/15/25	6.625%	829,000	905,682
10/15/25	10.875%	153,000	183,791
DISH DBS Corp.
07/01/26	7.750%	770,000	901,862
NBCUniversal Enterprise Inc.(b)
Junior Subordinated
12/31/49	5.250%	2,237,000	2,357,239
Radiate HoldCo LLC/Finance, Inc.(b)
02/15/25	6.625%	110,000	109,725
Sirius XM Radio, Inc.(b)
04/15/25	5.375%	354,000	362,850
07/15/26	5.375%	18,000	18,450
Time Warner Cable LLC
05/01/37	6.550%	2,625,000	3,050,998
Time Warner Entertainment Co. LP
07/15/33	8.375%	1,965,000	2,666,143

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Total Return Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Unitymedia Hessen GmbH & Co. KG NRW(b)
01/15/23	5.500%	558,000	579,623
Videotron Ltd./Ltee(b)
04/15/27	5.125%	155,000	158,054
Virgin Media Finance PLC(b)
01/15/25	5.750%	140,000	142,800
Virgin Media Secured Finance PLC(b)
01/15/26	5.250%	810,000	820,125
Ziggo Secured Finance BV(b)
01/15/27	5.500%	534,000	547,366
Total			15,019,191
Chemicals 0.7%
Angus Chemical Co.(b)
02/15/23	8.750%	285,000	296,400
Atotech USA, Inc.(b)
02/01/25	6.250%	358,000	363,370
Axalta Coating Systems LLC(b)
08/15/24	4.875%	359,000	371,788
Celanese U.S. Holdings LLC
06/15/21	5.875%	5,970,000	6,691,373
11/15/22	4.625%	2,678,000	2,871,271
Chemours Co. (The)
05/15/23	6.625%	338,000	361,660
Eco Services Operations LLC/Finance Corp.(b)
11/01/22	8.500%	268,000	282,740
INEOS Group Holdings SA(b)
08/01/24	5.625%	358,000	364,265
Koppers, Inc.(b)
02/15/25	6.000%	145,000	151,888
LyondellBasell Industries NV
02/26/55	4.625%	4,680,000	4,381,608
PQ Corp.(b)
11/15/22	6.750%	401,000	432,077
SPCM SA(b)
09/15/25	4.875%	120,000	121,350
Total			16,689,790
Construction Machinery 0.3%
John Deere Capital Corp.(a)
01/16/18	1.448%	6,355,000	6,364,863
Ritchie Bros. Auctioneers, Inc.(b)
01/15/25	5.375%	124,000	128,030
United Rentals North America, Inc.
09/15/26	5.875%	613,000	646,715
05/15/27	5.500%	165,000	169,744
Total			7,309,352
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.1%
APX Group, Inc.
12/01/20	8.750%	174,000	180,307
APX Group, Inc.(b)
12/01/22	7.875%	495,000	539,550
Carlson Travel, Inc.(b)
12/15/23	6.750%	89,000	91,948
Interval Acquisition Corp.
04/15/23	5.625%	345,000	355,350
Total			1,167,155
Consumer Products 0.1%
Prestige Brands, Inc.(b)
03/01/24	6.375%	545,000	583,150
Scotts Miracle-Gro Co. (The)
10/15/23	6.000%	267,000	285,356
Scotts Miracle-Gro Co. (The)(b)
12/15/26	5.250%	76,000	78,090
Spectrum Brands, Inc.
07/15/25	5.750%	344,000	368,737
Springs Industries, Inc.
06/01/21	6.250%	279,000	287,370
Tempur Sealy International, Inc.
06/15/26	5.500%	291,000	289,365
Total			1,892,068
Diversified Manufacturing 1.4%
General Electric Co.(a)
Junior Subordinated
12/31/49	5.000%	32,536,000	34,562,993
SPX FLOW, Inc.(b)
08/15/24	5.625%	181,000	183,262
Zekelman Industries, Inc.(b)
06/15/23	9.875%	188,000	212,440
Total			34,958,695
Electric 3.2%
Arizona Public Service Co.
09/15/26	2.550%	2,970,000	2,814,526
11/15/45	4.350%	2,065,000	2,167,096
Calpine Corp.
01/15/23	5.375%	359,000	353,615
Cleveland Electric Illuminating Co. (The)
12/15/36	5.950%	1,950,000	2,237,520
Consolidated Edison Co. of New York, Inc.
06/15/46	3.850%	1,650,000	1,604,199

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DTE Energy Co.
10/01/26	2.850%	13,258,000	12,528,890
Duke Energy Progress LLC
03/30/44	4.375%	1,635,000	1,732,139
Duke Energy Progress, Inc.
08/15/45	4.200%	1,505,000	1,551,989
E.ON International Finance BV(b)
04/30/38	6.650%	1,885,000	2,322,682
Emera, Inc.(a)
Subordinated
06/15/76	6.750%	15,095,000	16,682,994
Exelon Corp.
04/15/46	4.450%	1,815,000	1,821,182
FPL Energy National Wind LLC(b)
03/10/24	5.608%	190,078	190,078
Jersey Central Power & Light Co.
06/01/37	6.150%	1,235,000	1,444,508
NextEra Energy Capital Holdings, Inc.(a)
Junior Subordinated
09/01/67	7.300%	3,695,000	3,713,253
NRG Energy, Inc.
07/15/22	6.250%	355,000	361,678
05/01/24	6.250%	180,000	179,370
NRG Yield Operating LLC
08/15/24	5.375%	565,000	577,712
NRG Yield Operating LLC(b)
09/15/26	5.000%	26,000	25,480
Pacific Gas & Electric Co.
06/15/23	3.250%	3,567,000	3,668,117
03/01/26	2.950%	2,470,000	2,441,449
03/01/34	6.050%	945,000	1,187,401
Pattern Energy Group, Inc.(b)
02/01/24	5.875%	402,000	412,553
Southern Co. (The)
07/01/26	3.250%	6,593,000	6,417,145
07/01/36	4.250%	1,275,000	1,259,623
07/01/46	4.400%	1,745,000	1,736,003
Toledo Edison Co. (The)
05/15/37	6.150%	1,886,000	2,307,468
TransAlta Corp.
06/03/17	1.900%	6,929,000	6,929,327
Total			78,667,997
Finance Companies 0.3%
HSBC Finance Corp.
Subordinated
01/15/21	6.676%	4,809,000	5,463,452
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
iStar, Inc.
04/01/22	6.000%	130,000	133,250
Navient Corp.
06/15/18	8.450%	171,000	182,329
06/15/22	6.500%	402,000	415,567
OneMain Financial Holdings LLC(b)
12/15/21	7.250%	514,000	534,617
Park Aerospace Holdings Ltd.(b)
08/15/22	5.250%	192,000	202,800
Provident Funding Associates LP/Finance Corp.(b)
06/15/21	6.750%	352,000	360,800
Quicken Loans, Inc.(b)
05/01/25	5.750%	297,000	299,970
Total			7,592,785
Food and Beverage 0.5%
Anheuser-Busch InBev Finance, Inc.
02/01/26	3.650%	3,282,000	3,344,460
02/01/46	4.900%	2,925,000	3,195,425
B&G Foods, Inc.
04/01/25	5.250%	105,000	107,497
Chobani LLC/Finance Corp., Inc.(b)
04/15/25	7.500%	149,000	153,656
ConAgra Foods, Inc.
01/25/23	3.200%	3,549,000	3,595,510
FAGE International SA/USA Dairy Industry, Inc.(b)
08/15/26	5.625%	278,000	282,865
Lamb Weston Holdings, Inc.(b)
11/01/24	4.625%	172,000	177,590
11/01/26	4.875%	175,000	180,469
Post Holdings, Inc.(b)
08/15/26	5.000%	529,000	526,355
03/01/27	5.750%	198,000	205,672
Total			11,769,499
Gaming 0.1%
Boyd Gaming Corp.
05/15/23	6.875%	198,000	213,097
International Game Technology PLC(b)
02/15/22	6.250%	508,000	553,720
Isle of Capri Casinos LLC(b)
04/01/25	6.000%	83,000	85,801
Jack Ohio Finance LLC/1 Corp.(b)
11/15/21	6.750%	209,000	218,405
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/24	5.625%	306,000	330,097
09/01/26	4.500%	303,000	301,864

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Total Return Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MGM Resorts International
03/15/23	6.000%	198,000	216,315
09/01/26	4.625%	330,000	329,175
Penn National Gaming, Inc.(b)
01/15/27	5.625%	127,000	127,953
Rivers Pittsburgh Borrower LP/Finance Corp.(b)
08/15/21	6.125%	185,000	187,004
Scientific Games International, Inc.(b)
01/01/22	7.000%	507,000	542,804
Tunica-Biloxi Gaming Authority(b),(j)
11/15/16	0.000%	577,000	201,950
Total			3,308,185
Health Care 1.0%
Acadia Healthcare Co., Inc.
03/01/24	6.500%	245,000	259,700
Amsurg Corp.
07/15/22	5.625%	355,000	366,236
Becton Dickinson and Co.
12/15/24	3.734%	4,002,000	4,024,927
Change Healthcare Holdings LLC/Finance, Inc.(b)
03/01/25	5.750%	211,000	216,539
CHS/Community Health Systems, Inc.
02/01/22	6.875%	207,000	171,293
03/31/23	6.250%	461,000	469,067
Express Scripts Holding Co.
07/15/46	4.800%	6,614,000	6,429,390
HCA, Inc.
04/15/25	5.250%	1,358,000	1,459,429
Hill-Rom Holdings, Inc.(b)
02/15/25	5.000%	218,000	220,725
MEDNAX, Inc.(b)
12/01/23	5.250%	246,000	251,535
Memorial Sloan-Kettering Cancer Center
07/01/52	4.125%	9,530,000	9,376,233
MPH Acquisition Holdings LLC(b)
06/01/24	7.125%	404,000	434,300
Quintiles IMS, Inc.(b)
10/15/26	5.000%	531,000	541,620
Sterigenics-Nordion Holdings LLC(b)
05/15/23	6.500%	348,000	358,440
Team Health Holdings, Inc.(b)
02/01/25	6.375%	185,000	178,987
Tenet Healthcare Corp.
04/01/21	4.500%	126,000	125,843
04/01/22	8.125%	202,000	205,030
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tenet Healthcare Corp.(b)
01/01/22	7.500%	218,000	233,260
Total			25,322,554
Healthcare Insurance 0.0%
Centene Corp.
02/15/24	6.125%	204,000	219,810
01/15/25	4.750%	232,000	235,770
Molina Healthcare, Inc.
11/15/22	5.375%	68,000	71,060
WellCare Health Plans, Inc.
04/01/25	5.250%	264,000	274,560
Total			801,200
Home Construction 0.8%
CalAtlantic Group, Inc.
11/15/24	5.875%	338,000	363,350
06/01/26	5.250%	2,000	2,055
D.R. Horton, Inc.
05/15/17	4.750%	5,210,000	5,211,815
Lennar Corp.
12/15/17	4.750%	1,560,000	1,573,650
04/30/24	4.500%	203,000	205,030
Meritage Homes Corp.
04/01/22	7.000%	318,000	360,930
Taylor Morrison Communities, Inc./Holdings II(b)
04/15/23	5.875%	246,000	261,990
Toll Brothers Finance Corp.
10/15/17	8.910%	10,415,000	10,727,450
Total			18,706,270
Independent Energy 0.6%
Anadarko Petroleum Corp.
09/15/36	6.450%	514,000	609,135
Callon Petroleum Co.(b)
10/01/24	6.125%	135,000	141,413
Carrizo Oil & Gas, Inc.
04/15/23	6.250%	367,000	369,753
Chesapeake Energy Corp.(b)
01/15/25	8.000%	223,000	220,491
Continental Resources, Inc.
04/15/23	4.500%	366,000	360,510
06/01/24	3.800%	3,404,000	3,199,760
CrownRock LP/Finance, Inc.(b)
02/15/23	7.750%	747,000	799,290
Denbury Resources, Inc.(b)
05/15/21	9.000%	201,000	212,055

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diamondback Energy, Inc.(b)
05/31/25	5.375%	727,000	752,445
Extraction Oil & Gas Holdings LLC/Finance Corp.(b)
07/15/21	7.875%	513,000	537,367
Halcon Resources Corp.(b)
02/15/25	6.750%	397,000	381,120
Laredo Petroleum, Inc.
03/15/23	6.250%	357,000	360,570
MEG Energy Corp.(b)
01/15/25	6.500%	109,000	107,638
Newfield Exploration Co.
07/01/24	5.625%	174,000	183,897
Oasis Petroleum, Inc.
01/15/23	6.875%	43,000	43,430
Parsley Energy LLC/Finance Corp.(b)
01/15/25	5.375%	111,000	112,110
08/15/25	5.250%	808,000	814,060
PDC Energy, Inc.(b)
09/15/24	6.125%	414,000	424,350
Ras Laffan Liquefied Natural Gas Co., Ltd. II(b)
09/30/20	5.298%	2,447,965	2,573,424
RSP Permian, Inc.(b)
01/15/25	5.250%	711,000	721,665
SM Energy Co.
09/15/26	6.750%	705,000	710,287
Whiting Petroleum Corp.
03/15/21	5.750%	175,000	174,125
04/01/23	6.250%	355,000	355,000
WPX Energy, Inc.
01/15/22	6.000%	534,000	542,010
Total			14,705,905
Integrated Energy 0.8%
BP Capital Markets PLC
01/16/27	3.017%	3,545,000	3,467,857
Cenovus Energy, Inc.(b)
04/15/27	4.250%	2,275,000	2,256,575
06/15/37	5.250%	5,490,000	5,360,678
Cenovus Energy, Inc.
11/15/39	6.750%	8,385,000	9,455,454
Total			20,540,564
Leisure 0.0%
AMC Entertainment Holdings, Inc.(b)
05/15/27	6.125%	83,000	84,764
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millenium Operations LLC(b)
04/15/27	5.375%	157,000	162,283
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Live Nation Entertainment, Inc.(b)
11/01/24	4.875%	388,000	390,910
LTF Merger Sub, Inc.(b)
06/15/23	8.500%	167,000	177,437
Silversea Cruise Finance Ltd.(b)
02/01/25	7.250%	165,000	174,900
Total			990,294
Life Insurance 1.0%
Five Corners Funding Trust(b)
11/15/23	4.419%	3,290,000	3,535,809
Massachusetts Mutual Life Insurance Co.(b)
Subordinated
04/15/65	4.500%	1,095,000	1,061,289
MetLife, Inc.(a),(b)
Junior Subordinated
04/08/68	9.250%	9,153,000	13,168,879
Prudential Financial, Inc.
12/01/17	6.000%	83,000	85,088
Teachers Insurance & Annuity Association of America(b)
Subordinated
09/15/44	4.900%	1,695,000	1,863,088
Voya Financial, Inc.
06/15/26	3.650%	3,012,000	2,999,877
06/15/46	4.800%	1,858,000	1,880,987
Total			24,595,017
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(b)
09/01/24	4.250%	397,000	399,978
Playa Resorts Holding BV(b)
08/15/20	8.000%	260,000	273,325
Total			673,303
Media and Entertainment 0.4%
21st Century Fox America, Inc.
03/15/33	6.550%	1,830,000	2,250,843
03/01/37	6.150%	1,610,000	1,925,785
AMC Networks, Inc.
04/01/24	5.000%	107,000	108,407
Match Group, Inc.
06/01/24	6.375%	334,000	363,642
MDC Partners, Inc.(b)
05/01/24	6.500%	446,000	434,850
Netflix, Inc.(b)
11/15/26	4.375%	905,000	891,425
Nielsen Luxembourg SARL(b)
02/01/25	5.000%	362,000	362,453

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Total Return Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Outfront Media Capital LLC/Corp.
03/15/25	5.875%	406,000	429,345
Univision Communications, Inc.(b)
02/15/25	5.125%	186,000	185,303
Viacom, Inc.
03/15/43	4.375%	1,825,000	1,623,637
Total			8,575,690
Metals and Mining 0.4%
ArcelorMittal (a)
03/01/41	7.500%	1,646,000	1,851,750
BHP Billiton Finance USA Ltd.(a),(b)
Junior Subordinated
10/19/75	6.750%	4,335,000	4,909,387
Constellium NV(b)
05/15/24	5.750%	571,000	535,313
First Quantum Minerals Ltd.(b)
04/01/25	7.500%	150,000	153,000
Freeport-McMoRan, Inc.
11/14/24	4.550%	655,000	615,372
Grinding Media, Inc./MC Canada, Inc.(b)
12/15/23	7.375%	284,000	302,971
HudBay Minerals, Inc.(b)
01/15/25	7.625%	297,000	318,161
Novelis Corp.(b)
09/30/26	5.875%	525,000	539,438
Teck Resources Ltd.
07/15/41	6.250%	523,000	554,380
Total			9,779,772
Midstream 1.8%
APT Pipelines Ltd.(b)
07/15/27	4.250%	3,580,000	3,661,653
El Paso LLC
01/15/32	7.750%	1,680,000	2,139,414
Energy Transfer Equity LP
06/01/27	5.500%	686,000	737,450
Enterprise Products Operating LLC(a)
Junior Subordinated
08/01/66	4.742%	6,928,000	6,928,000
Kinder Morgan Energy Partners LP
01/15/38	6.950%	1,345,000	1,581,832
11/15/40	7.500%	1,555,000	1,912,308
Kinder Morgan, Inc.
06/01/45	5.550%	1,630,000	1,726,476
NuStar Logistics LP
04/28/27	5.625%	159,000	163,974
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Plains All American Pipeline LP/Finance Corp.
01/31/23	2.850%	2,055,000	1,997,869
10/15/23	3.850%	1,715,000	1,731,121
06/01/42	5.150%	2,134,000	2,071,834
02/15/45	4.900%	380,000	365,892
Targa Resources Partners LP/Finance Corp.
03/15/24	6.750%	74,000	80,660
Targa Resources Partners LP/Finance Corp.(b)
02/01/27	5.375%	626,000	654,170
Tesoro Logistics LP/Finance Corp.
05/01/24	6.375%	116,000	126,730
01/15/25	5.250%	567,000	601,729
Transcanada Trust(a)
Junior Subordinated
08/15/76	5.875%	9,128,000	9,812,600
Transcontinental Gas Pipe Line Co., LLC
02/01/26	7.850%	2,915,000	3,776,654
Williams Partners LP
04/15/40	6.300%	2,615,000	3,010,432
Total			43,080,798
Natural Gas 0.6%
KeySpan Corp.
11/15/30	8.000%	1,160,000	1,562,696
NiSource Finance Corp.
02/15/23	3.850%	3,305,000	3,409,286
Sempra Energy
11/15/20	2.850%	5,135,000	5,213,217
11/15/25	3.750%	3,620,000	3,715,032
Total			13,900,231
Oil Field Services 0.8%
Noble Holding International Ltd.(a)
03/16/18	5.750%	18,055,000	18,257,938
SESI LLC
12/15/21	7.125%	136,000	137,360
Trinidad Drilling Ltd.(b)
02/15/25	6.625%	126,000	126,945
Weatherford International Ltd.(b)
02/15/24	9.875%	463,000	539,395
Weatherford International Ltd.
08/01/36	6.500%	240,000	226,800
Total			19,288,438
Other Industry 0.3%
Booz Allen Hamilton, Inc.(b)
05/01/25	5.125%	26,000	26,455

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2017	19

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Institute of Technology
07/01/14	4.678%	2,869,000	3,013,081
07/01/16	3.885%	1,510,000	1,346,037
President and Fellows of Harvard College
07/15/46	3.150%	1,454,000	1,334,799
07/15/56	3.300%	2,495,000	2,309,996
Total			8,030,368
Other REIT 0.0%
CyrusOne LP/Finance Corp.(b)
03/15/24	5.000%	141,000	144,878
03/15/27	5.375%	142,000	146,260
Total			291,138
Packaging 0.1%
ARD Finance SA PIK(b)
09/15/23	7.125%	169,000	175,338
Ardagh Packaging Finance PLC/Holdings USA, Inc.(b)
02/15/25	6.000%	501,000	517,909
Berry Plastics Corp.
10/15/22	6.000%	342,000	363,375
Novolex (b)
01/15/25	6.875%	158,000	162,740
Reynolds Group Issuer, Inc./LLC(b)
07/15/24	7.000%	409,000	440,186
Signode Industrial Group Luxembourg SA/US, Inc.(b)
05/01/22	6.375%	148,000	152,456
Total			1,812,004
Pharmaceuticals 1.2%
Actavis Funding SCS
03/15/35	4.550%	1,640,000	1,651,508
Actavis, Inc.
10/01/42	4.625%	4,162,000	4,107,336
Amgen, Inc.
05/01/45	4.400%	1,805,000	1,781,205
06/15/48	4.563%	3,663,000	3,683,260
Endo Dac/Finance LLC/Finco, Inc.(a),(b)
02/01/25	6.000%	168,000	141,876
Forest Laboratories LLC(b)
02/01/19	4.375%	6,608,000	6,829,983
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(b)
08/01/23	6.375%	511,000	532,717
Johnson & Johnson
12/05/33	4.375%	1,798,000	1,995,543
03/03/37	3.625%	2,815,000	2,840,428
Mallinckrodt International Finance SA/CB LLC(b)
04/15/25	5.500%	118,000	107,380
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Shire Acquisitions Investments Ireland DAC
09/23/23	2.875%	4,670,000	4,567,377
Valeant Pharmaceuticals International, Inc.(b)
03/15/22	6.500%	68,000	69,615
03/15/24	7.000%	269,000	274,380
04/15/25	6.125%	1,238,000	913,953
Total			29,496,561
Property & Casualty 0.9%
Chubb Corp. (The)(a)
Junior Subordinated
04/15/37	3.408%	5,405,000	5,350,950
HUB International Ltd.(b)
10/01/21	7.875%	674,000	706,116
Liberty Mutual Group, Inc.(b)
05/01/22	4.950%	4,055,000	4,440,574
05/01/42	6.500%	1,150,000	1,450,178
Loews Corp.
04/01/26	3.750%	6,114,000	6,328,552
05/15/43	4.125%	2,975,000	2,899,834
Total			21,176,204
Railroads 0.5%
BNSF Funding Trust I(a)
Junior Subordinated
12/15/55	6.613%	582,000	663,480
CSX Corp.(c)
06/01/27	3.250%	3,120,000	3,129,631
CSX Corp.
11/01/66	4.250%	1,830,000	1,715,365
Kansas City Southern
05/15/23	3.000%	3,000,000	2,971,389
08/15/45	4.950%	3,351,000	3,448,598
Total			11,928,463
Restaurants 0.0%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(b)
06/01/26	5.250%	372,000	381,300
Retail REIT 0.1%
Kimco Realty Corp.
06/01/23	3.125%	3,363,000	3,345,321
Retailers 0.3%
CVS Health Corp.
12/01/22	4.750%	4,790,000	5,242,257
CVS Pass-Through Trust(b)
08/11/36	4.163%	2,453,317	2,497,638
L Brands, Inc.
11/01/35	6.875%	225,000	221,850

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Total Return Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Penske Automotive Group, Inc.
12/01/24	5.375%	248,000	249,860
Rite Aid Corp.
Junior Subordinated
02/15/27	7.700%	234,000	252,720
Total			8,464,325
Technology 1.4%
Broadcom Corp./Cayman Finance Ltd.(b)
01/15/27	3.875%	3,010,000	3,054,388
Camelot Finance SA(b)
10/15/24	7.875%	389,000	417,203
Cisco Systems, Inc.(a)
09/20/19	1.492%	7,345,000	7,384,582
Dell International LLC/EMC Corp.(b)
06/01/19	3.480%	5,260,000	5,379,917
06/15/23	5.450%	5,150,000	5,557,715
06/15/26	6.020%	1,050,000	1,153,245
Equinix, Inc.
01/15/26	5.875%	382,000	411,605
05/15/27	5.375%	361,000	377,169
First Data Corp.(b)
12/01/23	7.000%	1,011,000	1,083,994
Gartner, Inc.(b)
04/01/25	5.125%	235,000	243,225
Informatica LLC(b)
07/15/23	7.125%	221,000	217,409
Oracle Corp.
07/15/26	2.650%	3,785,000	3,653,600
07/15/36	3.850%	1,470,000	1,467,729
07/15/46	4.000%	1,950,000	1,905,661
PTC, Inc.
05/15/24	6.000%	335,000	358,450
Qualitytech LP/Finance Corp.
08/01/22	5.875%	455,000	468,650
Riverbed Technology, Inc.(b)
03/01/23	8.875%	63,000	64,890
Sensata Technologies UK Financing Co. PLC(b)
02/15/26	6.250%	237,000	256,553
Solera LLC/Finance, Inc.(b)
03/01/24	10.500%	320,000	365,200
Symantec Corp.(b)
04/15/25	5.000%	348,000	359,745
Tempo Acquisition LLC/Finance Corp.(b),(c)
06/01/25	6.750%	93,000	95,558
Total			34,276,488
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 0.4%
Avis Budget Car Rental LLC/Finance, Inc.(b)
03/15/25	5.250%	271,000	255,417
ERAC U.S.A. Finance LLC(b)
11/01/23	2.700%	3,800,000	3,667,175
12/01/26	3.300%	3,455,000	3,351,561
Hertz Corp. (The)
04/01/18	4.250%	1,295,000	1,311,187
Hertz Corp. (The)(b)
10/15/24	5.500%	277,000	238,913
Total			8,824,253
Wireless 0.5%
SBA Communications Corp.(b)
09/01/24	4.875%	744,000	750,510
SFR Group SA(b)
05/01/26	7.375%	705,000	741,131
Sprint Communications, Inc.(b)
03/01/20	7.000%	266,000	290,605
Sprint Corp.
06/15/24	7.125%	476,000	519,140
02/15/25	7.625%	661,000	737,841
Sprint Spectrum Co. I/II/III LLC(b)
09/20/21	3.360%	9,295,000	9,376,796
T-Mobile USA, Inc.
01/15/26	6.500%	709,000	786,104
Total			13,202,127
Wirelines 1.4%
AT&T, Inc.
03/01/37	5.250%	2,720,000	2,789,632
03/15/42	5.150%	2,265,000	2,244,103
06/15/44	4.800%	1,555,000	1,470,946
03/01/47	5.450%	2,305,000	2,379,468
CenturyLink, Inc.
12/01/23	6.750%	311,000	333,159
04/01/25	5.625%	230,000	224,538
Deutsche Telekom International Finance BV
06/01/32	9.250%	1,100,000	1,728,391
Frontier Communications Corp.
09/15/25	11.000%	966,000	930,982
Level 3 Financing, Inc.
05/01/25	5.375%	246,000	256,455
03/15/26	5.250%	226,000	233,081
Telecom Italia SpA(b)
05/30/24	5.303%	250,000	257,500

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2017	21

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verizon Communications, Inc.
09/15/23	5.150%	5,029,000	5,565,554
03/16/37	5.250%	2,435,000	2,522,726
Zayo Group LLC/Capital, Inc.
04/01/23	6.000%	518,000	552,318
05/15/25	6.375%	1,917,000	2,072,756
Zayo Group LLC/Capital, Inc.(b)
01/15/27	5.750%	9,714,000	10,308,982
Total			33,870,591
Total Corporate Bonds & Notes (Cost $780,094,744)			783,645,482

Foreign Government Obligations(k) 1.1%

Chile 0.1%
Chile Government International Bond
10/30/22	2.250%	2,900,000	2,857,950
Colombia 0.1%
Colombia Government International Bond
01/18/41	6.125%	1,697,000	1,960,301
France 0.3%
Electricite de France SA(b)
10/13/55	5.250%	7,276,000	7,421,607
Mexico 0.3%
Mexico Government International Bond
03/15/22	3.625%	4,114,000	4,241,534
03/08/44	4.750%	1,537,000	1,516,251
Petroleos Mexicanos(b)
03/13/27	6.500%	2,241,000	2,425,882
Total			8,183,667
Panama 0.1%
Panama Government International Bond
01/26/36	6.700%	1,635,000	2,113,238
Peru 0.1%
Peruvian Government International Bond
03/14/37	6.550%	1,725,000	2,259,750
Philippines 0.0%
Philippine Government International Bond
10/23/34	6.375%	525,000	700,260
Qatar 0.1%
Nakilat, Inc.(b)
12/31/33	6.067%	2,293,000	2,697,256
Total Foreign Government Obligations (Cost $26,241,719)			28,194,029

Municipal Bonds 1.8%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 0.3%
University of Texas System (The)
Revenue Bonds
Series 2017J
08/15/25	5.000%	2,765,000	3,388,591
Series 2017J
08/15/26	5.000%	2,485,000	3,074,218
Total			6,462,809
Local General Obligation 0.4%
City of Chicago
Unlimited General Obligation Bonds
Taxable Project Series 2011-C1
01/01/35	7.781%	1,090,000	1,122,013
Unlimited General Obligation Refunding Bonds
Taxable Series 2014B
01/01/44	6.314%	1,405,000	1,240,643
Unlimited General Obligation Taxable Bonds
Series 2015B
01/01/33	7.375%	835,000	840,236
City of New York
Unlimited General Obligation Bonds
Series 2016B-1
12/01/41	5.000%	1,500,000	1,709,475
Los Angeles Unified School District
Unlimited General Obligation Bonds
Taxable Build America Bonds Series 2009
07/01/34	5.750%	3,500,000	4,354,385
Total			9,266,752
Sales Tax 0.3%
Central Puget Sound Regional Transit Authority
Revenue Bonds
Green Bonds Series 2016S-1
11/01/46	5.000%	1,815,000	2,321,330
Puerto Rico Sales Tax Financing Corp.(l)
Revenue Bonds
1st Senior Series 2009C
08/01/57	5.750%	1,010,000	657,581
Subordinated Revenue Bonds
1st Series 2009A-1
08/01/43	5.250%	4,335,000	1,468,481
1st Series 2009B
08/01/44	6.500%	1,020,000	365,925

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Total Return Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
1st Series 2010C
08/01/41	5.250%	5,075,000	1,693,781
Total			6,507,098
Special Non Property Tax 0.2%
JobsOhio Beverage System
Taxable Revenue Bonds
Series 2013B
01/01/35	4.532%	3,945,000	4,281,627
State General Obligation 0.6%
State of Mississippi
Unlimited General Obligation Bonds
Series 2016B
12/01/27	5.000%	865,000	1,062,185
State of Texas
Unlimited General Obligation Refunding Bonds
Transportation Commission Mobility Fund Series 2017
10/01/33	5.000%	4,345,000	5,182,325
Transportation Commission Mobility Fund Series 2017
10/01/34	5.000%	8,230,000	9,766,953
Total			16,011,463
Water & Sewer 0.0%
City of Chicago Waterworks
Revenue Bonds
Build America Bonds Series 2010
11/01/40	6.742%	840,000	1,049,941
Total Municipal Bonds (Cost $45,153,788)			43,579,690

Preferred Debt 1.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 1.2%
M&T Bank Corp.(a)
12/31/49	6.375%	7,423	7,939,158
12/31/49	6.375%	1,660	1,792,028
State Street Corp.(a)
12/31/49	5.350%	86,965	2,323,705
12/31/49	5.900%	64,890	1,826,005
Wells Fargo & Co.
12/31/49	7.500%	12,000	15,240,000
Total			29,120,896
Preferred Debt (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.0%
Allstate Corp. (The)(a)
01/15/53	5.100%	30,605	847,146
Total Preferred Debt (Cost $28,059,662)			29,968,042

Residential Mortgage-Backed Securities - Agency 26.3%

Federal Home Loan Mortgage Corp.
04/01/21	9.000%	728	735
03/01/22- 11/01/26	8.500%	63,134	70,731
08/01/24- 02/01/25	8.000%	53,788	59,442
10/01/28- 07/01/32	7.000%	725,915	837,563
10/01/31- 07/01/37	6.000%	2,110,312	2,444,314
04/01/33- 06/01/33	5.500%	1,557,170	1,777,157
01/01/46- 12/01/46	3.500%	38,145,850	39,305,319
04/01/46- 06/01/46	4.000%	36,158,207	38,094,241
Federal Home Loan Mortgage Corp.(a),(g)
CMO Series 311 Class S1
08/15/43	4.956%	3,840,369	790,175
CMO Series 4097 Class ST
08/15/42	5.056%	2,696,890	513,600
CMO Series 4620 Class AS
11/15/42	1.766%	4,076,741	214,261
CMO STRIPS Series 309 Class S4
08/15/43	4.976%	1,507,021	320,475
Federal Home Loan Mortgage Corp.(g)
CMO Series 4120 Class IA
10/15/42	3.500%	10,495,559	2,245,822
CMO Series 4176 Class BI
03/15/43	3.500%	3,400,676	615,698
CMO Series 4182 Class DI
05/15/39	3.500%	11,198,732	1,278,843
Federal National Mortgage Association
09/01/18	10.000%	4,419	4,472
04/01/23	8.500%	3,280	3,312
06/01/24	9.000%	12,259	13,171
01/01/31	2.500%	9,272,359	9,344,086
08/01/43	4.000%	11,581,136	12,271,480
02/01/25- 08/01/27	8.000%	100,764	114,016
03/01/26- 07/01/38	7.000%	2,207,956	2,580,838
04/01/27- 06/01/32	7.500%	198,209	224,761

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2017	23

Portfolio of Investments  (continued)
April 30, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/01/29- 08/01/38	6.000%	12,521,106	14,273,777
12/01/30- 12/01/43	3.000%	38,827,965	39,321,531
03/01/33- 01/01/40	5.500%	5,235,213	5,900,274
08/01/40- 05/01/41	5.000%	12,977,740	14,237,627
10/01/40- 07/01/41	4.500%	8,245,899	8,907,276
05/01/43- 11/01/46	3.500%	64,383,593	66,548,980
CMO Series 1988-4 Class Z
03/25/18	9.250%	782	788
Federal National Mortgage Association(c)
05/16/32	2.500%	27,000,000	27,155,039
05/11/47	3.500%	63,000,000	64,779,259
05/11/47	4.000%	122,000,000	128,481,250
05/11/47	4.500%	14,000,000	15,060,937
05/16/32- 05/11/47	3.000%	105,000,000	106,279,609
Federal National Mortgage Association(a)
06/01/32	2.665%	3,613	3,625
07/01/37	5.964%	119,133	119,426
Federal National Mortgage Association(m)
02/01/46	3.500%	25,577,624	26,324,281
Federal National Mortgage Association(g)
CMO Series 2012-118 Class BI
12/25/39	3.500%	5,663,633	778,687
CMO Series 2012-148 Class BI
01/25/43	3.500%	14,704,443	3,002,130
Federal National Mortgage Association(a),(g)
CMO Series 2013-101 Class CS
10/25/43	4.909%	6,459,192	1,426,732
CMO Series 2013-107 Class SB
02/25/43	4.959%	6,557,798	1,494,562
CMO Series 2014-93 Class ES
01/25/45	5.159%	3,539,687	715,815
CMO Series 2016-31 Class VS
06/25/46	5.009%	3,643,570	603,985
CMO Series 2016-37 Class SA
06/25/46	4.859%	6,544,683	1,377,956
CMO Series 2016-45 Class AS
07/25/46	5.009%	5,632,478	1,349,254
CMO Series 2016-50 Class GS
08/25/46	4.959%	6,360,199	1,360,087
CMO Series 2017-8 Class SB
02/25/47	5.109%	3,835,688	675,167
CMO Series 416 Class S1
11/25/42	5.109%	3,809,332	782,238
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(n)
CMO STRIPS Series 43 Class 1
09/25/18	0.000%	456	451
Government National Mortgage Association
02/15/25	8.500%	19,100	21,904
01/15/30	7.000%	213,337	252,246
12/15/23- 07/20/28	7.500%	174,282	195,643
Government National Mortgage Association(a)
07/20/25	2.125%	18,612	19,155
Government National Mortgage Association(g)
CMO Series 2014-184 Class CI
11/16/41	3.500%	7,939,788	1,211,939
CMO Series 2015-53 Class EI
04/16/45	3.500%	2,088,489	401,615
Total Residential Mortgage-Backed Securities - Agency (Cost $642,718,706)			646,187,757

Residential Mortgage-Backed Securities - Non-Agency 4.9%

Ajax Mortgage Loan Trust(b)
CMO Series 2016-C Class A
10/25/57	4.000%	1,513,614	1,515,945
American Mortgage Trust(a),(f)
Series 2093-3 Class 3A
07/27/23	8.188%	2,369	1,436
Angel Oak Mortgage Trust LLC(b)
Series 2015-1
11/25/45	4.500%	462,771	463,927
11/25/45	5.500%	1,500,000	1,496,481
ASG Resecuritization Trust(a),(b)
CMO Series 2009-2 Class G70
05/24/36	3.238%	3,378,632	3,372,473
CMO Series 2009-2 Class G75
05/24/36	3.238%	4,335,000	4,312,258
Bayview Opportunity Master Fund IIA Trust(b)
Series 2016-RPL3 Class A1
07/28/31	3.475%	952,334	949,297
Bayview Opportunity Master Fund IIIB Trust(b)
CMO Series 2016-RPL4 Class A1
07/28/18	3.475%	3,291,988	3,278,076
Bayview Opportunity Master Fund IVA Trust(b)
Subordinated, CMO Series 2016-SPL1 Class B3
04/28/55	5.500%	1,000,000	1,001,044
Bayview Opportunity Master Fund IVb Trust(b)
CMO Series 2017-NPL1 Class A1
01/28/32	3.598%	821,972	820,066
Bayview Opportunity Master Fund Trust(b)
CMO Series 2016-LT1 Class A1
10/28/31	3.475%	1,093,783	1,088,008

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Total Return Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BCAP LLC Trust(a),(b)
CMO Series 2012-RR10 Class 9A1
10/26/35	3.134%	536,246	537,888
CMO Series 2014-RR3 Class 3A1
07/26/36	1.052%	294,651	288,863
Series 2010-RR11 Class 8A1
05/27/37	3.857%	2,985,688	2,985,160
Series 2011-RR5 Class 11A4
05/28/36	1.132%	1,981,429	1,906,416
BCAP LLC Trust(b)
CMO Series 2013-RR2 Class 7A1
07/26/36	3.000%	1,287,222	1,287,222
CMO Series 2013-RR5 Class 1A1
10/26/36	3.500%	1,566,039	1,564,156
CMO Series 2013-RR5 Class 3A1
09/26/36	3.500%	2,367,154	2,360,776
Bellemeade Re II Ltd.(a),(b)
CMO Series 2016-1A Class M2A
04/25/26	5.491%	722,174	727,185
CAM Mortgage Trust(b)
CMO Series 2016-1 Class A
01/15/56	4.000%	776,609	778,683
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2005-WF2 Class MF1
08/25/35	5.227%	786,359	35,066
Citigroup Mortgage Loan Trust, Inc.(a),(b)
CMO Series 2012-7 Class 12A1
03/25/36	3.093%	511,451	508,343
CMO Series 2012-9 Class 1A1
02/20/36	3.179%	824,090	822,962
CMO Series 2013-2 Class 1A1
11/25/37	3.139%	2,178,954	2,179,518
CMO Series 2014-11 Class 3A3
09/25/36	1.142%	601,000	572,704
CMO Series 2014-12 Class 3A1
10/25/35	3.478%	4,832,174	4,914,108
CMO Series 2014-2 Class 3A3
08/25/37	1.122%	501,863	495,449
CMO Series 2014-C Class A
02/25/54	3.250%	1,018,277	992,673
CMO Series 2015-A Class A4
06/25/58	4.250%	3,219,078	3,309,011
CMO Series 2015-A Class B3
06/25/58	4.500%	957,169	894,355
Series 2013-11 Class 3A3
09/25/34	3.083%	793,598	777,537
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Mortgage Loan Trust, Inc.(b),(g)
CMO Series 2015-A Class A1IO
06/25/58	1.000%	15,479,312	392,017
COLT LLC(a),(b)
CMO Series 15-1 Class A2
12/26/45	4.741%	446,964	453,816
COLT Mortgage Loan Trust(b)
CMO Series 2016-1 Class A2
05/25/46	3.500%	594,557	594,978
Contimortgage Home Equity Loan Trust
CMO Series 1996-4 Class A9 (NPFGC)
01/15/28	6.880%	16,401	16,087
Countrywide Home Equity Loan Trust
CMO Series 2007-S2 Class A3 (NPFGC)
05/25/37	5.813%	889,727	889,051
CMO Series 2007-S2 Class A6 (NPFGC)
05/25/37	5.779%	693,238	690,779
Credit Suisse Mortgage Capital Certificates(a),(b)
CMO Series 2009-14R Class 4A9
10/26/35	3.134%	7,740,000	7,785,914
CMO Series 2011-12R Class 3A1
07/27/36	2.946%	2,174,757	2,152,085
CMO Series 2011-16R Class 7A3
12/27/36	3.090%	127,455	127,452
CMO Series 2014-RPL4 Class A1
08/25/62	3.625%	7,766,226	7,884,899
CMO Series 2014-RPL4 Class A2
08/25/62	4.826%	3,500,000	3,475,659
Series 2012-11 Class 3A2
06/29/47	1.995%	440,521	403,735
Credit Suisse Mortgage Capital Certificates(b)
CMO Series 2010-9R Class 1A5
08/27/37	4.000%	1,000,000	983,891
Credit Suisse Securities (USA) LLC(a),(b)
CMO Series 2014-RPL1 Class A1
02/25/54	3.250%	6,930,738	6,858,268
Credit Suisse Securities (USA) LLC(b)
CMO Series 2014-RPL1 Class A3
02/25/54	4.179%	500,000	499,827
CSMC Trust(a),(b)
CMO Series 2015-RPL1 Class A2
02/25/57	4.720%	1,600,000	1,575,922
Deephaven Residential Mortgage Trust(b)
Series 2016-1A Class A2
07/25/46	5.500%	1,540,117	1,539,561
GCAT LLC(b),(f)
CMO Series 20 17-2 Class A1
04/25/47	3.500%	6,500,000	6,487,546

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2017	25

Portfolio of Investments  (continued)
April 30, 2017
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Resecuritization Trust(a),(b)
CMO Series 2014-1 Class 1016
03/26/36	3.108%	4,210,000	4,162,449
JPMorgan Resecuritization Trust(b)
CMO Series 2014-5 Class 6A
09/27/36	4.000%	1,916,539	1,934,369
Morgan Stanley Re-Remic Trust(a),(b)
CMO Series 2010-R1 Class 2B
07/26/35	3.220%	2,476,318	2,468,517
Nomura Asset Acceptance Corp. Alternative Loan Trust(a)
CMO Series 2007-1 Class 1A3 (AGM)
03/25/47	5.957%	315,959	312,974
CMO Series 2007-1 Class 1A4 (AGM)
03/25/47	6.138%	2,001,866	1,982,684
Nomura Resecuritization Trust(a),(b)
CMO Series 2012-3R Class 1A1
01/26/37	1.154%	136,889	136,679
CMO Series 2014-6R Class 3A1
01/26/36	1.242%	3,689,510	3,554,888
NRPL Trust(a),(b)
Series 2014-1A Class A1
04/25/54	3.250%	1,484,891	1,529,760
NRZ Excess Spread-Collateralized Notes(b)
CMO Series 2016-PLS2 Class A
07/25/21	5.683%	863,408	863,408
Oaktown Re Ltd.(a),(b),(c)
CMO Series 2017-1A Class M1
04/25/27	3.250%	8,500,000	8,500,000
PennyMac Mortgage Investment Trust(a),(b)
Series 2017-GT1 Class A
02/25/50	5.741%	1,500,000	1,510,956
Renaissance Home Equity Loan Trust(a)
CMO Series 2005-3 Class M2
11/25/35	5.355%	3,844,667	264,917
Sequoia Mortgage Trust(j)
CMO Series 2004-6 Class B2
07/20/34	2.313%	767,589	270,374
SGR Residential Mortgage Trust(b)
CMO Series 2016-1 Class A1
11/25/46	3.750%	939,557	932,964
Structured Asset Securities Corp. Mortgage Pass-Through Certificates(a)
CMO Series 2004-21XS Class 2A6A
12/25/34	5.240%	5,731	5,805
Vericrest Opportunity Loan Transferee(b)
CMO Series 2015-NPL4 Class A1
02/25/55	3.500%	765,606	770,453
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VML LLC(b)
CMO Series 2014-NPL1 Class A1
04/27/54	3.875%	1,187,093	1,189,635
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $122,880,223)			119,439,405

Senior Loans 0.1%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Consumer Products 0.0%
Serta Simmons Holdings, LLC(a),(o)
2nd Lien Term Loan
11/08/24	9.038%	354,580	359,012
Diversified Manufacturing 0.0%
Accudyne Industries Borrower SCA/LLC(a),(o)
Term Loan
12/13/19	4.147%	298,000	296,343
Independent Energy 0.0%
Chesapeake Energy Corp.(a),(o)
Tranche A Term Loan
08/23/21	8.553%	202,904	219,073
Technology 0.1%
Ancestry.com Operations, Inc.(a),(o)
2nd Lien Term Loan
10/19/24	9.270%	160,485	164,096
Information Resources, Inc.(a),(o)
2nd Lien Term Loan
01/20/25	9.250%	427,000	425,668
Kronos, Inc.(a),(o)
2nd Lien Term Loan
11/01/24	9.420%	226,000	235,153
Misys Ltd.(a),(c),(o)
2nd Lien Term Loan
04/28/24	0.000%	35,590	36,302
Term Loan
04/26/24	0.000%	94,908	95,561
Total			956,780
Total Senior Loans (Cost $1,760,883)			1,831,208

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Total Return Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
U.S. Government & Agency Obligations 1.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Residual Funding Corp.(e)
STRIPS
01/15/30	0.000%	22,716,000	15,427,004
04/15/30	0.000%	20,573,000	13,823,760
Total U.S. Government & Agency Obligations (Cost $29,392,330)			29,250,764

U.S. Treasury Obligations 19.1%

U.S. Treasury
07/15/17	0.875%	56,250,000	56,241,056
08/31/17	0.625%	47,395,000	47,341,302
03/31/19	1.250%	14,900,000	14,896,514
10/15/19	1.000%	32,126,000	31,856,206
04/15/20	1.500%	37,385,000	37,439,021
03/31/22	1.875%	82,943,000	83,153,592
03/31/24	2.125%	57,996,000	58,113,790
02/15/27	2.250%	47,913,900	47,773,512
05/15/41	4.375%	379,000	477,762
11/15/46	2.875%	54,144,400	53,218,044
U.S. Treasury(e),(m)
STRIPS
05/15/43	0.000%	53,889,000	24,327,650
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(e)
STRIPS
02/15/45	0.000%	33,260,000	14,204,215
Total U.S. Treasury Obligations (Cost $464,145,028)			469,042,664

Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.869%(p),(q)	6,149,431	6,149,431
Total Money Market Funds (Cost $6,148,997)		6,149,431
Total Investments (Cost: $2,779,884,185)		2,789,638,258
Other Assets & Liabilities, Net		(329,861,522)
Net Assets		2,459,776,736

At April 30, 2017, securities and/or cash totaling $22,561,942 were pledged as collateral.
Investments in derivatives
Futures contracts outstanding at April 30, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. Treasury 10-Year Note	15	USD	1,885,781	06/2017	5,131	—
U.S. Treasury 5-Year Note	147	USD	17,405,719	06/2017	271,402	—
U.S. Treasury 5-Year Note	74	USD	8,762,063	06/2017	—	(730)
U.S. Treasury 5-Year Note	300	USD	35,521,875	06/2017	—	(14,762)
Total			63,575,438		276,533	(15,492)

Short futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. Long Bond	(49)	USD	(7,495,469)	06/2017	—	(27,864)
U.S. Long Bond	(147)	USD	(22,486,406)	06/2017	—	(417,970)
U.S. Treasury 2-Year Note	(119)	USD	(25,776,516)	06/2017	22,086	—
U.S. Treasury 2-Year Note	(101)	USD	(21,877,547)	06/2017	4,199	—
U.S. Treasury Ultra 10-Year Note	(8)	USD	(1,083,625)	06/2017	2,983	—
U.S. Treasury Ultra 10-Year Note	(108)	USD	(14,628,937)	06/2017	—	(106,997)
U.S. Ultra Bond	(18)	USD	(2,932,875)	06/2017	8,962	—
U.S. Ultra Bond	(246)	USD	(40,082,625)	06/2017	—	(832,617)
Total			(136,364,000)		38,230	(1,385,448)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2017	27

Portfolio of Investments  (continued)
April 30, 2017
Credit default swap contracts outstanding at April 30, 2017
Buy protection
Counterparty	Reference entity	Expiration date	Pay fixed rate (%)	Notional currency	Notional amount	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	American International Group, Inc.	6/20/2022	1.000	USD	5,815,000	(43,982)	(6,461)	—	(27,756)	—	(22,687)
Barclays	Electricite de France SA	6/20/2022	1.000	USD	7,905,000	(84,029)	(8,783)	—	—	—	(92,812)
Barclays	Home Depot, Inc.	6/20/2022	1.000	USD	18,300,000	(646,306)	(20,333)	—	(592,457)	—	(74,182)
Barclays	International Business Machines Corp.	6/20/2022	1.000	USD	2,615,000	(77,935)	(2,906)	—	(72,939)	—	(7,902)
Barclays	McDonald’s Corp.	6/20/2022	1.000	USD	2,370,000	(86,114)	(2,633)	—	(76,117)	—	(12,630)
Barclays	Morgan Stanley	6/20/2022	1.000	USD	4,145,000	(65,091)	(4,606)	—	(37,737)	—	(31,960)
Citi	Bank of America Corp.	6/20/2022	1.000	USD	8,255,000	(170,671)	(9,172)	—	(139,357)	—	(40,486)
Citi	Carnival Corp.	6/20/2022	1.000	USD	2,600,000	(79,841)	(2,889)	—	(78,729)	—	(4,001)
Citi	Eastman Chemical Co.	12/20/2021	1.000	USD	6,010,000	(117,930)	(6,678)	—	(52,514)	—	(72,094)
Citi	Energy Transfer Partners LP	12/20/2021	1.000	USD	1,520,000	(584)	(1,689)	55,687	—	—	(57,960)
Citi	Energy Transfer Partners LP	12/20/2021	1.000	USD	3,040,000	(1,167)	(3,378)	102,731	—	—	(107,276)
Citi	Goldman Sachs Group, Inc.	6/20/2022	1.000	USD	10,100,000	(138,676)	(11,222)	—	(72,449)	—	(77,449)
Citi	International Business Machines Corp.	6/20/2022	1.000	USD	7,845,000	(233,806)	(8,717)	—	(216,868)	—	(25,655)
Citi	Lowe’s Companies, Inc.	6/20/2022	1.000	USD	7,825,000	(284,287)	(8,694)	—	(268,163)	—	(24,818)
Citi	Markit CDX Emerging Markets Index, Series 26	12/20/2021	1.000	USD	21,245,000	768,953	(23,606)	1,227,489	—	—	(482,142)
Citi	Markit CDX Emerging Markets Index, Series 26	12/20/2021	1.000	USD	30,370,000	1,099,228	(33,745)	1,747,480	—	—	(681,997)
Citi	Nordstrom, Inc.	6/20/2022	1.000	USD	9,155,000	203,746	(10,172)	277,910	—	—	(84,336)
Credit Suisse	Carnival Corp.	6/20/2022	1.000	USD	7,815,000	(239,983)	(8,683)	—	(232,835)	—	(15,831)
Credit Suisse	Lowe’s Companies, Inc.	6/20/2022	1.000	USD	5,215,000	(189,464)	(5,794)	—	(186,704)	—	(8,554)
Credit Suisse	Nordstrom, Inc.	6/20/2022	1.000	USD	3,925,000	87,352	(4,361)	122,785	—	—	(39,794)
Goldman Sachs International	D.R. Horton, Inc.	12/20/2021	1.000	USD	12,880,000	(167,820)	(14,311)	246,928	—	—	(429,059)
Goldman Sachs International	Eastman Chemical Co.	12/20/2021	1.000	USD	3,010,000	(59,063)	(3,344)	—	(19,695)	—	(42,712)
Goldman Sachs International	Eastman Chemical Co.	12/20/2021	1.000	USD	4,520,000	(88,694)	(5,022)	—	(29,602)	—	(64,114)
Goldman Sachs International	Electricite de France SA	6/20/2022	1.000	USD	10,350,000	(110,019)	(11,500)	4,916	—	—	(126,435)
Goldman Sachs International	Energy Transfer Partners LP	12/20/2021	1.000	USD	1,520,000	(583)	(1,689)	51,415	—	—	(53,687)
Goldman Sachs International	Energy Transfer Partners LP	12/20/2021	1.000	USD	4,560,000	(1,751)	(5,067)	135,386	—	—	(142,204)
Goldman Sachs International	General Motors Co.	6/20/2022	5.000	USD	6,530,000	(1,164,025)	(36,278)	—	(1,127,785)	—	(72,518)
Goldman Sachs International	Home Depot, Inc.	6/20/2022	1.000	USD	13,070,000	(461,597)	(14,522)	—	(423,039)	—	(53,080)
Goldman Sachs International	Lincoln National Corp.	12/20/2021	1.000	USD	1,505,000	(12,553)	(1,672)	5,200	—	—	(19,425)
Goldman Sachs International	Lincoln National Corp.	12/20/2021	1.000	USD	4,515,000	(37,658)	(5,017)	3,911	—	—	(46,586)
Goldman Sachs International	McDonald’s Corp.	6/20/2022	1.000	USD	8,920,000	(324,105)	(9,911)	—	(282,019)	—	(51,997)
Goldman Sachs International	PulteGroup, Inc.	6/20/2022	5.000	USD	5,215,000	(947,959)	(28,972)	—	(896,418)	—	(80,513)
Goldman Sachs International	Walt Disney Co. (The)	6/20/2022	1.000	USD	6,535,000	(237,651)	(7,261)	—	(211,519)	—	(33,393)
JPMorgan	Citigroup, Inc.	6/20/2022	1.000	USD	2,605,000	(52,568)	(2,894)	—	(42,704)	—	(12,758)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Total Return Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Buy protection (continued)
Counterparty	Reference entity	Expiration date	Pay fixed rate (%)	Notional currency	Notional amount	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
JPMorgan	Energy Transfer Partners LP	12/20/2021	1.000	USD	1,520,000	(584)	(1,689)	60,601	—	—	(62,874)
JPMorgan	Goldman Sachs Group, Inc.	6/20/2022	1.000	USD	3,580,000	(49,155)	(3,978)	—	(20,514)	—	(32,619)
JPMorgan	International Business Machines Corp.	6/20/2022	1.000	USD	5,230,000	(155,870)	(5,811)	—	(144,578)	—	(17,103)
JPMorgan	Markit CDX Emerging Markets Index, Series 26	12/20/2021	1.000	USD	9,110,000	329,731	(10,122)	525,804	—	—	(206,195)
JPMorgan	Markit CDX Emerging Markets Index, Series 26	12/20/2021	1.000	USD	30,130,000	1,090,541	(33,478)	2,375,170	—	—	(1,318,107)
JPMorgan	McDonald’s Corp.	6/20/2022	1.000	USD	7,870,000	(285,955)	(8,744)	—	(253,887)	—	(40,812)
JPMorgan	Morgan Stanley	6/20/2022	1.000	USD	7,580,000	(119,033)	(8,422)	—	(68,996)	—	(58,459)
JPMorgan	Textron, Inc.	6/20/2022	1.000	USD	5,215,000	(43,968)	(5,794)	—	(62,596)	12,834	—
JPMorgan	Toll Brothers, Inc.	6/20/2022	1.000	USD	15,025,000	146,148	(16,695)	211,193	—	—	(81,740)
JPMorgan	Valero Energy Corp.	6/20/2022	1.000	USD	11,770,000	(75,026)	(13,078)	77,512	—	—	(165,616)
JPMorgan	Weyerhaeuser Co.	6/20/2022	1.000	USD	2,620,000	(52,127)	(2,911)	—	(42,812)	—	(12,226)
Morgan Stanley	Goldman Sachs Group, Inc.	6/20/2022	1.000	USD	7,575,000	(104,007)	(8,417)	—	(72,755)	—	(39,669)
Total								7,232,118	(5,753,544)	12,834	(5,228,467)
Cleared credit default swap contracts outstanding at April 30, 2017
Buy protection
Counterparty	Reference entity	Expiration date	Pay fixed rate (%)	Notional currency	Notional amount	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 28	6/20/2022	5.000	USD	187,520,000	—	(2,645,249)
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 27	12/20/2021	1.000	USD	29,595,000	—	(180,294)
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 28	6/20/2022	1.000	USD	116,160,000	—	(235,436)
Total						—	(3,060,979)
Credit default swap contracts outstanding at April 30, 2017
Sell protection
Counterparty	Reference entity	Expiration date	Receive fixed rate (%)	Implied credit spread (%)*	Notional currency	Notional amount	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	Anadarko Petroleum Corp.	12/20/2020	1.000	0.735	USD	6,235,000	58,778	6,928	—	(453,781)	519,487	—
Barclays	Anadarko Petroleum Corp.	6/20/2021	1.000	0.859	USD	3,080,000	17,374	3,422	—	(281,445)	302,241	—
Barclays	Bank of America Corp.	6/20/2018	1.000	0.213	USD	15,565,000	140,884	17,294	108,020	—	50,158	—
Barclays	Canadian Natural Resources Ltd.	12/20/2020	1.000	0.752	USD	3,120,000	27,502	3,467	—	(279,825)	310,794	—
Barclays	Citigroup, Inc.	6/20/2018	1.000	0.206	USD	15,340,000	140,121	17,044	88,975	—	68,190	—
Barclays	Frontier Communications Corp.	6/20/2019	5.000	2.658	USD	2,595,000	125,319	14,417	143,506	—	—	(3,770)
Barclays	JPMorgan Chase & Co.	6/20/2019	1.000	0.276	USD	13,035,000	201,450	14,483	196,241	—	19,692	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2017	29

Portfolio of Investments  (continued)
April 30, 2017
Sell protection (continued)
Counterparty	Reference entity	Expiration date	Receive fixed rate (%)	Implied credit spread (%)*	Notional currency	Notional amount	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	JPMorgan Chase & Co.	6/20/2019	1.000	0.276	USD	6,510,000	100,610	7,233	100,845	—	6,998	—
Barclays	JPMorgan Chase & Co.	6/20/2019	1.000	0.276	USD	6,510,000	100,610	7,233	100,845	—	6,998	—
Barclays	Navient Corp.	6/20/2020	5.000	2.123	USD	2,595,000	224,084	14,417	217,198	—	21,303	—
Barclays	Valeant Pharmaceuticals International, Inc.	6/20/2019	5.000	4.524	USD	2,595,000	25,071	14,417	—	(32,558)	72,046	—
Barclays	Verizon Communications, Inc.	6/20/2017	1.000	0.228	USD	22,175,000	25,118	24,639	22,134	—	27,623	—
Citi	Dow Chemical Co. (The)	12/20/2021	1.000	0.592	USD	6,010,000	110,011	6,678	28,775	—	87,914	—
Citi	JPMorgan Chase & Co.	6/20/2019	1.000	0.276	USD	5,210,000	80,518	5,789	80,687	—	5,620	—
Citi	Plains All American Pipeline LP	12/20/2021	1.000	1.382	USD	3,040,000	(50,864)	3,378	—	(121,217)	73,731	—
Citi	Royal Caribbean Cruises, Ltd.	6/20/2022	5.000	0.984	USD	2,600,000	510,615	14,444	497,600	—	27,459	—
Citi	Target Corp.	6/20/2022	1.000	0.605	USD	7,825,000	152,427	8,694	135,906	—	25,215	—
Citi	Verizon Communications, Inc.	12/20/2021	1.000	0.745	USD	2,890,000	32,806	3,211	31,561	—	4,456	—
Credit Suisse	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.523	USD	1,000,000	(111,764)	333	—	(108,724)	—	(2,707)
Credit Suisse	Markit CMBX North America Index, Series 7 BBB-	1/17/2047	3.000	4.522	USD	7,500,000	(607,778)	2,500	—	(643,050)	37,772	—
Credit Suisse	Markit CMBX North America Index, Series 7 BBB-	1/17/2047	3.000	4.522	USD	7,500,000	(607,778)	2,500	—	(570,865)	—	(34,413)
Credit Suisse	Markit CMBX North America Index, Series 7 BBB-	1/17/2047	3.000	4.522	USD	6,000,000	(486,222)	2,000	—	(391,288)	—	(92,934)
Credit Suisse	Royal Caribbean Cruises, Ltd.	6/20/2022	5.000	0.984	USD	7,815,000	1,534,791	43,417	1,478,869	—	99,339	—
Credit Suisse	Target Corp.	6/20/2022	1.000	0.605	USD	5,215,000	101,586	5,794	98,295	—	9,085	—
Credit Suisse	Tyson Foods, Inc.	12/20/2021	1.000	0.535	USD	4,330,000	90,488	4,811	56,858	—	38,441	—
Credit Suisse	Verizon Communications, Inc.	12/20/2021	1.000	0.745	USD	2,900,000	32,920	3,222	33,004	—	3,138	—
Credit Suisse	Weatherford International Ltd.	6/20/2020	1.000	2.41	USD	520,000	(21,895)	578	—	(22,062)	745	—
Goldman Sachs International	Anadarko Petroleum Corp.	12/20/2020	1.000	0.735	USD	3,120,000	29,412	3,467	—	(249,741)	282,620	—
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Total Return Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Sell protection (continued)
Counterparty	Reference entity	Expiration date	Receive fixed rate (%)	Implied credit spread (%)*	Notional currency	Notional amount	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Goldman Sachs International	Anadarko Petroleum Corp.	12/20/2020	1.000	0.735	USD	3,120,000	29,412	3,467	—	(249,357)	282,236	—
Goldman Sachs International	AT&T, Inc.	12/20/2017	1.000	0.159	USD	13,015,000	71,319	14,461	59,181	—	26,599	—
Goldman Sachs International	Citigroup, Inc.	6/20/2018	1.000	0.206	USD	7,800,000	71,247	8,667	40,724	—	39,190	—
Goldman Sachs International	Dow Chemical Co. (The)	12/20/2021	1.000	0.592	USD	4,520,000	82,738	5,022	15,742	—	72,018	—
Goldman Sachs International	Dow Chemical Co. (The)	12/20/2021	1.000	0.592	USD	3,010,000	55,098	3,344	10,474	—	47,968	—
Goldman Sachs International	Ford Motor Co.	6/20/2022	5.000	1.432	USD	6,530,000	1,128,407	36,278	1,131,324	—	33,361	—
Goldman Sachs International	JPMorgan Chase & Co.	6/20/2019	1.000	0.276	USD	13,035,000	201,450	14,483	196,241	—	19,692	—
Goldman Sachs International	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.523	USD	2,250,000	(251,471)	750	—	(235,823)	—	(14,898)
Goldman Sachs International	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.523	USD	2,500,000	(279,411)	833	—	(223,433)	—	(55,145)
Goldman Sachs International	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.523	USD	3,100,000	(346,471)	1,033	—	(269,267)	—	(76,171)
Goldman Sachs International	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.523	USD	6,400,000	(715,294)	2,133	—	(522,813)	—	(190,348)
Goldman Sachs International	MetLife, Inc.	12/20/2021	1.000	0.686	USD	4,515,000	63,452	5,017	11,773	—	56,696	—
Goldman Sachs International	MetLife, Inc.	12/20/2021	1.000	0.686	USD	1,505,000	21,151	1,672	—	—	22,823	—
Goldman Sachs International	Verizon Communications, Inc.	6/20/2022	1.000	0.823	USD	14,580,000	126,152	—	126,152	—	—	—
JPMorgan	Ally Financial, Inc.	6/20/2020	5.000	1.677	USD	3,900,000	390,224	21,667	426,871	—	—	(14,980)
JPMorgan	Anadarko Petroleum Corp.	6/20/2021	1.000	0.859	USD	3,050,000	17,204	3,389	—	(220,155)	240,748	—
JPMorgan	Avis Budget Car Rental LLC/Finance, Inc.	6/20/2020	5.000	2.148	USD	6,495,000	558,647	36,083	547,727	—	47,003	—
JPMorgan	Bank of America Corp.	6/20/2018	1.000	0.213	USD	23,480,000	212,524	26,089	141,430	—	97,183	—
JPMorgan	Bank of America Corp.	6/20/2021	1.000	0.454	USD	15,280,000	335,543	16,978	81,198	—	271,323	—
JPMorgan	Calpine Corp.	6/20/2020	5.000	1.609	USD	3,900,000	400,580	21,667	439,717	—	—	(17,470)
JPMorgan	CenturyLink, Inc.	6/20/2020	1.000	1.161	USD	3,900,000	(19,283)	4,333	—	(5,894)	—	(9,056)
JPMorgan	Citigroup, Inc.	6/20/2018	1.000	0.206	USD	23,350,000	213,287	25,944	167,421	—	71,810	—
JPMorgan	Citigroup, Inc.	6/20/2018	1.000	0.206	USD	15,280,000	139,572	16,978	100,830	—	55,720	—
JPMorgan	Citigroup, Inc.	6/20/2018	1.000	0.206	USD	7,825,000	71,477	8,694	48,930	—	31,241	—
JPMorgan	CSC Holdings LLC	6/20/2020	5.000	1.293	USD	3,900,000	441,884	21,667	486,504	—	—	(22,953)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2017	31

Portfolio of Investments  (continued)
April 30, 2017
Sell protection (continued)
Counterparty	Reference entity	Expiration date	Receive fixed rate (%)	Implied credit spread (%)*	Notional currency	Notional amount	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
JPMorgan	CVS Health Corp.	6/20/2022	1.000	0.465	USD	7,870,000	208,499	8,744	194,906	—	22,337	—
JPMorgan	DISH DBS Corp.	6/20/2020	5.000	1.356	USD	3,900,000	433,620	21,667	437,142	—	18,145	—
JPMorgan	DISH DBS Corp.	6/20/2022	5.000	2.608	USD	6,565,000	735,098	36,472	843,888	—	—	(72,318)
JPMorgan	Energy Transfer Equity LP	6/20/2020	1.000	1.648	USD	3,900,000	(75,112)	4,333	17,774	—	—	(88,553)
JPMorgan	Equinix, Inc.	6/20/2020	1.000	0.83	USD	3,900,000	20,097	4,333	75,602	—	—	(51,172)
JPMorgan	Freeport-McMoRan, Inc.	6/20/2020	1.000	1.659	USD	3,900,000	(77,793)	4,333	—	(45,563)	—	(27,897)
JPMorgan	Frontier Communications Corp.	6/20/2019	5.000	2.658	USD	10,395,000	502,000	57,750	647,706	—	—	(87,956)
JPMorgan	HD Supply, Inc.	6/20/2020	5.000	0.468	USD	3,900,000	542,015	21,667	554,271	—	9,411	—
JPMorgan	Hertz Corp. (The)	6/20/2019	5.000	3.577	USD	10,395,000	303,498	57,750	161,502	—	199,746	—
JPMorgan	iStar, Inc.	6/20/2020	5.000	1.713	USD	3,900,000	386,177	21,667	388,725	—	19,119	—
JPMorgan	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.523	USD	1,500,000	(167,647)	500	—	(146,604)	—	(20,543)
JPMorgan	Markit CMBX North America Index, Series 7 BBB-	1/17/2047	3.000	4.522	USD	3,000,000	(243,111)	1,000	—	(262,754)	20,643	—
JPMorgan	MGM Resorts International	6/20/2020	5.000	0.925	USD	3,900,000	488,167	21,667	531,487	—	—	(21,653)
JPMorgan	Navient Corp.	6/20/2020	5.000	2.123	USD	6,495,000	560,858	36,083	609,723	—	—	(12,782)
JPMorgan	NRG Energy, Inc.	6/20/2020	5.000	1.506	USD	3,900,000	413,734	21,667	439,717	—	—	(4,316)
JPMorgan	Pactiv Corp.	6/20/2020	5.000	1.289	USD	3,900,000	440,454	21,667	491,756	—	—	(29,635)
JPMorgan	Plains All American Pipeline LP	6/20/2021	1.000	1.231	USD	1,555,000	(14,191)	1,728	—	(209,257)	196,794	—
JPMorgan	Plains All American Pipeline LP	6/20/2021	1.000	1.231	USD	1,565,000	(14,282)	1,739	—	(171,524)	158,981	—
JPMorgan	Plains All American Pipeline LP	6/20/2021	1.000	1.231	USD	1,555,000	(14,191)	1,728	—	(146,633)	134,170	—
JPMorgan	Rite Aid Corp.	6/20/2020	5.000	1.329	USD	2,595,000	290,694	14,417	250,272	—	54,839	—
JPMorgan	Rite Aid Corp.	6/20/2020	5.000	1.329	USD	3,900,000	436,881	21,667	465,604	—	—	(7,056)
JPMorgan	Sprint Communications, Inc.	6/20/2020	5.000	1.762	USD	3,900,000	382,057	21,667	414,091	—	—	(10,367)
JPMorgan	Targa Resources Partners LP/Finance Corp.	6/20/2020	1.000	1.65	USD	6,495,000	(125,453)	7,217	29,601	—	—	(147,837)
JPMorgan	TransDigm, Inc.	6/20/2020	1.000	2.513	USD	6,495,000	(290,489)	7,217	—	(10,871)	—	(272,401)
JPMorgan	Tyson Foods, Inc.	12/20/2021	1.000	0.535	USD	7,225,000	150,988	8,028	94,944	—	64,072	—
JPMorgan	United Rentals North America, Inc.	6/20/2020	5.000	1.023	USD	3,900,000	475,845	21,667	501,632	—	—	(4,120)
JPMorgan	Valeant Pharmaceuticals International, Inc.	6/20/2019	5.000	4.524	USD	10,395,000	100,431	57,750	20,326	—	137,855	—
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Total Return Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Sell protection (continued)
Counterparty	Reference entity	Expiration date	Receive fixed rate (%)	Implied credit spread (%)*	Notional currency	Notional amount	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
JPMorgan	Verizon Communications, Inc.	6/20/2017	1.000	0.228	USD	13,175,000	14,924	14,639	13,197	—	16,366	—
JPMorgan	Verizon Communications, Inc.	12/20/2021	1.000	0.745	USD	14,715,000	167,039	16,350	180,278	—	3,111	—
JPMorgan	Weatherford International Ltd.	6/20/2020	1.000	2.41	USD	3,900,000	(164,204)	4,333	—	(119,123)	—	(40,748)
JPMorgan	Whiting Petroleum Corp.	6/20/2020	5.000	2.799	USD	520,000	33,041	2,889	26,753	—	9,177	—
JPMorgan	Whiting Petroleum Corp.	6/20/2020	5.000	2.799	USD	6,495,000	412,687	36,083	480,614	—	—	(31,844)
Morgan Stanley	Anadarko Petroleum Corp.	12/20/2020	1.000	0.735	USD	4,740,000	44,684	5,267	—	(560,294)	610,245	—
Morgan Stanley	Anadarko Petroleum Corp.	12/20/2020	1.000	0.735	USD	6,435,000	60,663	7,150	—	(508,096)	575,909	—
Morgan Stanley	Anadarko Petroleum Corp.	12/20/2020	1.000	0.735	USD	6,445,000	60,758	7,161	—	(424,988)	492,907	—
Morgan Stanley	Bank of America Corp.	6/20/2018	1.000	0.213	USD	7,800,000	70,600	8,667	39,832	—	39,435	—
Morgan Stanley	Bank of America Corp.	6/20/2018	1.000	0.213	USD	7,875,000	71,279	8,750	43,826	—	36,203	—
Morgan Stanley	Canadian Natural Resources Ltd.	6/20/2021	1.000	0.882	USD	1,560,000	7,314	1,733	—	(96,645)	105,692	—
Morgan Stanley	Enterprise Products Partners LP	6/20/2021	1.000	0.837	USD	9,370,000	61,000	10,411	—	(398,706)	470,117	—
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.523	USD	750,000	(83,824)	250	—	(73,302)	—	(10,272)
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.523	USD	3,500,000	(391,177)	1,167	—	(372,933)	—	(17,077)
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.523	USD	1,300,000	(145,294)	433	—	(126,817)	—	(18,044)
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.523	USD	2,300,000	(257,060)	767	—	(175,772)	—	(80,521)
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.523	USD	5,000,000	(558,824)	1,667	—	(451,815)	—	(105,342)
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.523	USD	6,000,000	(670,588)	2,000	—	(488,920)	—	(179,668)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2017	33

Portfolio of Investments  (continued)
April 30, 2017
Sell protection (continued)
Counterparty	Reference entity	Expiration date	Receive fixed rate (%)	Implied credit spread (%)*	Notional currency	Notional amount	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	Markit CMBX North America Index, Series 6 BBB-	5/11/2063	3.000	5.523	USD	7,000,000	(782,353)	2,333	—	(574,444)	—	(205,576)
Morgan Stanley	Markit CMBX North America Index, Series 7 BBB-	1/17/2047	3.000	4.522	USD	4,100,000	(332,252)	1,367	—	(466,689)	135,804	—
Morgan Stanley	Noble Energy, Inc.	6/20/2021	1.000	1.083	USD	7,680,000	(25,475)	8,533	—	(445,525)	428,583	—
Morgan Stanley	Noble Energy, Inc.	12/20/2021	1.000	1.254	USD	7,625,000	(85,257)	8,472	—	(579,743)	502,958	—
Morgan Stanley	Noble Energy, Inc.	12/20/2021	1.000	1.254	USD	7,590,000	(84,866)	8,433	—	(426,261)	349,828	—
Morgan Stanley	Plains All American Pipeline LP	6/20/2021	1.000	1.231	USD	4,620,000	(42,161)	5,133	—	(560,061)	523,033	—
Morgan Stanley	Plains All American Pipeline LP	6/20/2021	1.000	1.231	USD	3,115,000	(28,427)	3,461	—	(448,710)	423,744	—
Morgan Stanley	Plains All American Pipeline LP	6/20/2021	1.000	1.231	USD	3,125,000	(28,518)	3,472	—	(386,081)	361,035	—
Morgan Stanley	Tyson Foods, Inc.	6/20/2022	1.000	0.607	USD	2,590,000	50,251	2,878	50,201	—	2,928	—
Total									15,456,928	(13,559,429)	9,639,863	(2,082,543)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Cleared credit default swap contracts outstanding at April 30, 2017
Sell protection
Counterparty	Reference entity	Expiration date	Receive fixed rate (%)	Implied credit spread (%)*	Notional currency	Notional amount	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 21	12/20/2018	5.000	1.405	USD	156,928,600	2,489,238	—
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 28	6/20/2024	1.000	0.899	USD	50,270,000	144,051	—
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 28	6/20/2027	1.000	1.078	USD	57,600,000	90,612	—
Total							2,723,901	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Total Return Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Notes to Portfolio of Investments
(a)	Variable rate security.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2017, the value of these securities amounted to $638,560,495 which represents 25.96% of net assets.
(c)	Represents a security purchased on a when-issued basis.
(d)	Represents shares owned in the residual interest of an asset-backed securitization.
(e)	Zero coupon bond.
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2017, the value of these securities amounted to $12,758,384, which represents 0.52% of net assets.
(g)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(h)	Non-income producing investment.
(i)	Negligible market value.
(j)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2017, the value of these securities amounted to $513,393 which represents 0.02% of net assets.
(k)	Principal and interest may not be guaranteed by the government.
(l)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At April 30, 2017, the value of these securities amounted to $4,185,768 which represents 0.17% of net assets.
(m)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(n)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(o)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of April 30, 2017. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(p)	The rate shown is the seven-day current annualized yield at April 30, 2017.
(q)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.869%	4,335,392	1,372,457,348	(1,370,643,309)	6,149,431	(5,569)	103,736	6,149,431
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
CMO	Collateralized Mortgage Obligation
NPFGC	National Public Finance Guarantee Corporation
PIK	Payment In Kind
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2017	35

Portfolio of Investments  (continued)
April 30, 2017
Fair value measurements  (continued)
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Agency	—	69,155,032	—	—	69,155,032
Asset-Backed Securities — Non-Agency	—	457,459,522	6,964,583	—	464,424,105
Commercial Mortgage-Backed Securities - Agency	—	22,877,357	—	—	22,877,357
Commercial Mortgage-Backed Securities - Non-Agency	—	69,640,043	—	—	69,640,043
Common Stocks
Financials	81,325	—	—	—	81,325
Industrials	104,824	—	—	—	104,824
Total Common Stocks	186,149	—	—	—	186,149
Convertible Preferred Stocks
Financials	6,067,100	—	—	—	6,067,100
Corporate Bonds & Notes	—	783,604,413	41,069	—	783,645,482
Foreign Government Obligations	—	28,194,029	—	—	28,194,029
Municipal Bonds	—	43,579,690	—	—	43,579,690
Preferred Debt	29,968,042	—	—	—	29,968,042
Residential Mortgage-Backed Securities - Agency	—	646,187,757	—	—	646,187,757
Residential Mortgage-Backed Securities - Non-Agency	—	98,391,725	21,047,680	—	119,439,405
Senior Loans	—	1,831,208	—	—	1,831,208
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Total Return Bond Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
U.S. Government & Agency Obligations	—	29,250,764	—	—	29,250,764
U.S. Treasury Obligations	430,510,799	38,531,865	—	—	469,042,664
Money Market Funds	—	—	—	6,149,431	6,149,431
Total Investments	466,732,090	2,288,703,405	28,053,332	6,149,431	2,789,638,258
Derivatives
Asset
Futures Contracts	314,763	—	—	—	314,763
Swap Contracts	—	12,376,598	—	—	12,376,598
Liability
Futures Contracts	(1,400,940)	—	—	—	(1,400,940)
Swap Contracts	—	(10,371,989)	—	—	(10,371,989)
Total	465,645,913	2,290,708,014	28,053,332	6,149,431	2,790,556,690
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between Levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 04/30/2016 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 04/30/2017 ($)
Asset-Backed Securities — Non-Agency	23,480,213	934	169,130	821,294	4,196,200	(21,703,188)	—	—	6,964,583
Commercial Mortgage-Backed Securities — Non-Agency	2,932,244	(248)	60,791	(32,920)	—	(2,959,867)	—	—	—
Common Stocks	—	—	—	—	—	—	—	—	—
Corporate Bonds & Notes	41,069	—	—	—	—	—	—	—	41,069
Residential Mortgage-Backed Securities — Agency	15,149,681	—	—	(35,283)	—	(15,114,398)	—	—	—
Residential Mortgage-Backed Securities — Non-Agency	9,905,918	47,730	35,999	151,361	20,159,233	(7,538,012)	—	(1,714,549)	21,047,680
Total	51,509,125	48,416	265,920	904,452	24,355,433	(47,315,465)	—	(1,714,549)	28,053,332
(a) Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2017 was $957,791, which is comprised of Asset-Backed Securities — Non-Agency of $866,716 and Residential Mortgage-Backed Securities — Non-Agency of $91,075.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Certain corporate bonds and common stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company might result in change to the comparable companies and market multiples.
Certain residential and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2017	37

Statement of Assets and Liabilities
April 30, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$2,773,735,188
Affiliated issuers, at cost	6,148,997
Total investments, at cost	2,779,884,185
Investments, at value
Unaffiliated issuers, at value	2,783,488,827
Affiliated issuers, at value	6,149,431
Total investments, at value	2,789,638,258
Foreign currency (identified cost $157,957)	106,009
Cash collateral held at broker	3,944,400
Unrealized appreciation on swap contracts	9,652,697
Premiums paid on outstanding swap contracts	22,689,046
Receivable for:
Investments sold	24,899,622
Investments sold on a delayed delivery basis	32,538,667
Capital shares sold	5,039,235
Dividends	245,541
Interest	14,741,613
Foreign tax reclaims	29,456
Variation margin	672,392
Expense reimbursement due from Investment Manager	1,872
Prepaid expenses	5,984
Trustees’ deferred compensation plan	193,693
Total assets	2,904,398,485
Liabilities
Due to custodian	1,233,395
Unrealized depreciation on swap contracts	7,311,010
Premiums received on outstanding swap contracts	19,312,973
Payable for:
Investments purchased	19,214,227
Investments purchased on a delayed delivery basis	387,991,154
Capital shares purchased	2,944,047
Distributions to shareholders	5,075,957
Variation margin	834,674
Management services fees	32,524
Distribution and/or service fees	7,110
Transfer agent fees	257,041
Plan administration fees	23
Compensation of board members	39,003
Compensation of chief compliance officer	155
Other expenses	162,829
Trustees’ deferred compensation plan	193,693
Other liabilities	11,934
Total liabilities	444,621,749
Net assets applicable to outstanding capital stock	$2,459,776,736
Represented by
Paid in capital	2,479,224,681
Excess of distributions over net investment income	(11,436,277)
Accumulated net realized loss	(18,632,225)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	9,753,639
Investments - affiliated issuers	434
Foreign currency translations	(51,948)
Futures contracts	(1,086,177)
Swap contracts	2,004,609
Total - representing net assets applicable to outstanding capital stock	$2,459,776,736
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Total Return Bond Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
April 30, 2017
Class A
Net assets	$820,441,232
Shares outstanding	90,797,740
Net asset value per share	$9.04
Maximum offering price per share(a)	$9.32
Class B
Net assets	$2,201,538
Shares outstanding	243,604
Net asset value per share	$9.04
Class C
Net assets	$49,380,255
Shares outstanding	5,464,457
Net asset value per share	$9.04
Class K
Net assets	$3,353,158
Shares outstanding	371,181
Net asset value per share	$9.03
Class R
Net assets	$2,283,504
Shares outstanding	252,690
Net asset value per share	$9.04
Class R4
Net assets	$18,056,574
Shares outstanding	2,001,153
Net asset value per share	$9.02
Class R5
Net assets	$27,781,556
Shares outstanding	3,077,823
Net asset value per share	$9.03
Class T(b)
Net assets	$7,177,581
Shares outstanding	794,591
Net asset value per share	$9.03
Maximum offering price per share(c)	$9.26
Class Y
Net assets	$445,183,863
Shares outstanding	49,240,352
Net asset value per share	$9.04
Class Z
Net assets	$1,083,917,475
Shares outstanding	119,906,672
Net asset value per share	$9.04

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2017	39

Statement of Operations
Year Ended April 30, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$2,001,860
Dividends — affiliated issuers	103,736
Interest	101,912,264
Total income	104,017,860
Expenses:
Management services fees	13,987,904
Distribution and/or service fees
Class A	2,323,070
Class B	40,323
Class C	541,007
Class R	10,627
Class T(a)	1,046,345
Transfer agent fees
Class A	1,387,724
Class B	5,983
Class C	80,813
Class I(b)	10,665
Class K	5,123
Class R	3,195
Class R4	19,877
Class R5	13,499
Class T(a)	615,316
Class Y	4,967
Class Z	1,514,373
Plan administration fees
Class K	24,234
Compensation of board members	77,745
Custodian fees	79,445
Printing and postage fees	236,607
Registration fees	158,902
Audit fees	47,637
Legal fees	77,312
Compensation of chief compliance officer	1,369
Other	(393,555)
Total expenses	21,920,507
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,085,663)
Expense reduction	(1,960)
Total net expenses	20,832,884
Net investment income	83,184,976
The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Total Return Bond Fund | Annual Report 2017

Statement of Operations  (continued)
Year Ended April 30, 2017
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$48,830,529
Investments — affiliated issuers	(5,569)
Foreign currency translations	(80,532)
Forward foreign currency exchange contracts	90,382
Futures contracts	(5,049,287)
Options purchased	3,290,731
Options contracts written	1,316,345
Swap contracts	(36,022,299)
Net realized gain	12,370,300
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(27,915,734)
Investments — affiliated issuers	434
Foreign currency translations	(9,985)
Futures contracts	(1,948,539)
Options purchased	439,071
Options contracts written	43,092
Swap contracts	5,540,240
Net change in unrealized appreciation (depreciation)	(23,851,421)
Net realized and unrealized loss	(11,481,121)
Net increase in net assets resulting from operations	$71,703,855

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2017	41

Statement of Changes in Net Assets
	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations
Net investment income	$83,184,976	$84,277,103
Net realized gain (loss)	12,370,300	(12,864,379)
Net change in unrealized appreciation (depreciation)	(23,851,421)	10,198,513
Net increase in net assets resulting from operations	71,703,855	81,611,237
Distributions to shareholders
Net investment income
Class A	(23,614,095)	(21,854,015)
Class B	(71,803)	(86,058)
Class C	(967,189)	(652,734)
Class I(a)	(11,324,590)	(8,486,350)
Class K	(253,593)	(228,572)
Class R	(49,004)	(45,010)
Class R4	(369,491)	(171,793)
Class R5	(687,723)	(501,470)
Class T(b)	(10,761,090)	(10,390,799)
Class Y	(1,724,891)	(409,821)
Class Z	(28,260,974)	(25,015,987)
Net realized gains
Class A	(14,462,320)	(13,263,948)
Class B	(60,023)	(84,555)
Class C	(843,556)	(646,345)
Class I(a)	(6,422,044)	(4,464,242)
Class K	(178,228)	(132,525)
Class R	(35,864)	(36,080)
Class R4	(282,696)	(92,423)
Class R5	(361,965)	(266,663)
Class T(b)	(7,513,363)	(6,730,155)
Class Y	(291,165)	(218,301)
Class Z	(15,192,584)	(13,507,425)
Total distributions to shareholders	(123,728,251)	(107,285,271)
Decrease in net assets from capital stock activity	(654,270,816)	(305,143,329)
Total decrease in net assets	(706,295,212)	(330,817,363)
Net assets at beginning of year	3,166,071,948	3,496,889,311
Net assets at end of year	$2,459,776,736	$3,166,071,948
Undistributed (excess of distributions over) net investment income	$(11,436,277)	$4,536,980

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Total Return Bond Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2017		April 30, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	6,661,894	61,144,580	8,240,977	74,719,720
Distributions reinvested	3,942,127	35,754,633	3,616,019	32,681,095
Redemptions	(26,215,905)	(237,927,346)	(40,336,791)	(367,210,613)
Net decrease	(15,611,884)	(141,028,133)	(28,479,795)	(259,809,798)
Class B
Subscriptions	12,286	113,871	30,181	273,499
Distributions reinvested	13,334	120,868	16,731	151,039
Redemptions (a)	(355,161)	(3,239,503)	(699,553)	(6,350,408)
Net decrease	(329,541)	(3,004,764)	(652,641)	(5,925,870)
Class C
Subscriptions	714,416	6,574,669	716,784	6,494,185
Distributions reinvested	178,381	1,614,690	125,289	1,130,608
Redemptions	(1,515,584)	(13,806,947)	(1,304,196)	(11,844,278)
Net decrease	(622,787)	(5,617,588)	(462,123)	(4,219,485)
Class I(b)
Subscriptions	8,248,118	75,149,073	15,526,943	141,479,693
Distributions reinvested	1,865,934	16,971,503	1,430,441	12,950,244
Redemptions	(55,924,363)	(504,565,813)	(23,686,150)	(215,994,196)
Net decrease	(45,810,311)	(412,445,237)	(6,728,766)	(61,564,259)
Class K
Subscriptions	108,353	990,928	245,441	2,225,606
Distributions reinvested	47,551	431,401	39,932	360,779
Redemptions	(1,072,105)	(9,652,634)	(185,611)	(1,686,186)
Net increase (decrease)	(916,201)	(8,230,305)	99,762	900,199
Class R
Subscriptions	141,055	1,301,408	166,721	1,515,815
Distributions reinvested	7,898	71,447	7,411	66,945
Redemptions	(158,013)	(1,449,847)	(211,519)	(1,914,425)
Net decrease	(9,060)	(76,992)	(37,387)	(331,665)
Class R4
Subscriptions	1,412,732	12,919,784	433,627	3,947,722
Distributions reinvested	69,549	626,988	27,223	245,785
Redemptions	(381,168)	(3,462,997)	(389,251)	(3,546,202)
Net increase	1,101,113	10,083,775	71,599	647,305
Class R5
Subscriptions	779,317	7,043,171	517,182	4,707,971
Distributions reinvested	115,782	1,049,222	85,019	767,788
Redemptions	(280,143)	(2,554,494)	(473,998)	(4,291,461)
Net increase	614,956	5,537,899	128,203	1,184,298
Class T(c)
Subscriptions	9,080,031	84,105,553	26,310,748	239,845,328
Distributions reinvested	2,008,338	18,274,032	1,893,054	17,120,639
Redemptions	(71,410,520)	(646,272,181)	(16,023,295)	(145,618,334)
Net increase (decrease)	(60,322,151)	(543,892,596)	12,180,507	111,347,633
Class Y
Subscriptions	49,029,754	440,859,174	511,585	4,636,517
Distributions reinvested	222,421	2,013,245	69,282	626,841
Redemptions	(1,977,204)	(17,865,913)	(586,205)	(5,289,699)
Net increase (decrease)	47,274,971	425,006,506	(5,338)	(26,341)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund | Annual Report 2017	43

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2017		April 30, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z
Subscriptions	29,415,866	265,586,748	23,866,857	217,046,791
Distributions reinvested	2,394,950	21,738,389	1,889,016	17,081,530
Redemptions	(29,190,155)	(267,928,518)	(35,463,542)	(321,473,667)
Net increase (decrease)	2,620,661	19,396,619	(9,707,669)	(87,345,346)
Total net decrease	(72,010,234)	(654,270,816)	(33,593,648)	(305,143,329)

(a)	Includes conversions of Class B shares to Class A shares, if any.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Total Return Bond Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Total Return Bond Fund | Annual Report 2017	45

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
4/30/2017	$9.20	0.25	(0.04)	0.21	(0.23)	(0.14)
4/30/2016	$9.25	0.22	0.01 (e)	0.23	(0.17)	(0.11)
4/30/2015	$9.15	0.23	0.09	0.32	(0.22)	—
4/30/2014	$9.49	0.24	(0.31)	(0.07)	(0.21)	(0.06)
4/30/2013	$9.39	0.28	0.23	0.51	(0.26)	(0.15)
Class B
4/30/2017	$9.19	0.18	(0.03)	0.15	(0.16)	(0.14)
4/30/2016	$9.25	0.14	0.01 (e)	0.15	(0.10)	(0.11)
4/30/2015	$9.15	0.16	0.09	0.25	(0.15)	—
4/30/2014	$9.49	0.17	(0.30)	(0.13)	(0.15)	(0.06)
4/30/2013	$9.39	0.21	0.23	0.44	(0.19)	(0.15)
Class C
4/30/2017	$9.20	0.18	(0.04)	0.14	(0.16)	(0.14)
4/30/2016	$9.25	0.15	0.01 (e)	0.16	(0.10)	(0.11)
4/30/2015	$9.15	0.17	0.09	0.26	(0.16)	—
4/30/2014	$9.49	0.19	(0.31)	(0.12)	(0.16)	(0.06)
4/30/2013	$9.39	0.22	0.23	0.45	(0.20)	(0.15)
Class K
4/30/2017	$9.19	0.26	(0.04)	0.22	(0.24)	(0.14)
4/30/2016	$9.25	0.22	0.01 (e)	0.23	(0.18)	(0.11)
4/30/2015	$9.15	0.23	0.10	0.33	(0.23)	—
4/30/2014	$9.49	0.25	(0.31)	(0.06)	(0.22)	(0.06)
4/30/2013 (f)	$9.42	0.05	0.06	0.11	(0.04)	—
Class R
4/30/2017	$9.20	0.22	(0.03)	0.19	(0.21)	(0.14)
4/30/2016	$9.26	0.19	0.01 (e)	0.20	(0.15)	(0.11)
4/30/2015	$9.15	0.20	0.11	0.31	(0.20)	—
4/30/2014	$9.49	0.22	(0.31)	(0.09)	(0.19)	(0.06)
4/30/2013	$9.39	0.26	0.23	0.49	(0.24)	(0.15)
Class R4
4/30/2017	$9.18	0.26	(0.02)	0.24	(0.26)	(0.14)
4/30/2016	$9.24	0.24	0.00 (e),(h)	0.24	(0.19)	(0.11)
4/30/2015	$9.14	0.25	0.10	0.35	(0.25)	—
4/30/2014	$9.48	0.27	(0.31)	(0.04)	(0.24)	(0.06)
4/30/2013 (i)	$9.66	0.14	(0.05) (e)	0.09	(0.12)	(0.15)
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Total Return Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.37)	$9.04	2.37%	0.89% (c)	0.84% (c),(d)	2.70%	379%	$820,441
(0.28)	$9.20	2.58%	0.91%	0.86% (d)	2.39%	458%	$978,460
(0.22)	$9.25	3.56%	0.92%	0.85% (d)	2.45%	316%	$1,248,168
(0.27)	$9.15	(0.62%)	0.91%	0.85% (d)	2.67%	274%	$1,473,961
(0.41)	$9.49	5.52%	0.94%	0.86% (d)	2.94%	239%	$2,168,079

(0.30)	$9.04	1.72%	1.63% (c)	1.59% (c),(d)	1.99%	379%	$2,202
(0.21)	$9.19	1.70%	1.66%	1.61% (d)	1.59%	458%	$5,270
(0.15)	$9.25	2.79%	1.67%	1.60% (d)	1.71%	316%	$11,344
(0.21)	$9.15	(1.36%)	1.66%	1.60% (d)	1.90%	274%	$18,976
(0.34)	$9.49	4.74%	1.69%	1.61% (d)	2.20%	239%	$41,955

(0.30)	$9.04	1.61%	1.64% (c)	1.59% (c),(d)	1.95%	379%	$49,380
(0.21)	$9.20	1.81%	1.66%	1.61% (d)	1.65%	458%	$55,975
(0.16)	$9.25	2.89%	1.67%	1.50% (d)	1.80%	316%	$60,605
(0.22)	$9.15	(1.21%)	1.66%	1.45% (d)	2.07%	274%	$64,739
(0.35)	$9.49	4.90%	1.69%	1.46% (d)	2.37%	239%	$95,745

(0.38)	$9.03	2.42%	0.79% (c)	0.78% (c)	2.81%	379%	$3,353
(0.29)	$9.19	2.54%	0.80%	0.79%	2.49%	458%	$11,833
(0.23)	$9.25	3.63%	0.80%	0.79%	2.52%	316%	$10,984
(0.28)	$9.15	(0.53%)	0.74%	0.74%	2.67%	274%	$14,168
(0.04)	$9.49	1.19%	0.79% (g)	0.79% (g)	2.97% (g)	239%	$75,741

(0.35)	$9.04	2.12%	1.14% (c)	1.09% (c),(d)	2.43%	379%	$2,284
(0.26)	$9.20	2.21%	1.16%	1.11% (d)	2.13%	458%	$2,407
(0.20)	$9.26	3.41%	1.17%	1.10% (d)	2.19%	316%	$2,769
(0.25)	$9.15	(0.87%)	1.16%	1.10% (d)	2.43%	274%	$2,750
(0.39)	$9.49	5.26%	1.20%	1.12% (d)	2.73%	239%	$3,052

(0.40)	$9.02	2.63%	0.63% (c)	0.59% (c),(d)	2.87%	379%	$18,057
(0.30)	$9.18	2.72%	0.66%	0.61% (d)	2.65%	458%	$8,265
(0.25)	$9.24	3.82%	0.67%	0.60% (d)	2.70%	316%	$7,656
(0.30)	$9.14	(0.38%)	0.67%	0.60% (d)	3.02%	274%	$7,477
(0.27)	$9.48	0.99%	0.67% (g)	0.60% (g)	3.26% (g)	239%	$57
Columbia Total Return Bond Fund | Annual Report 2017	47

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R5
4/30/2017	$9.18	0.27	(0.02)	0.25	(0.26)	(0.14)
4/30/2016	$9.24	0.25	0.00 (e),(h)	0.25	(0.20)	(0.11)
4/30/2015	$9.14	0.25	0.10	0.35	(0.25)	—
4/30/2014	$9.48	0.28	(0.31)	(0.03)	(0.25)	(0.06)
4/30/2013 (j)	$9.66	0.15	(0.05) (e)	0.10	(0.13)	(0.15)
Class T(k)
4/30/2017	$9.21	0.26	(0.07)	0.19	(0.23)	(0.14)
4/30/2016	$9.26	0.22	0.01 (e)	0.23	(0.17)	(0.11)
4/30/2015	$9.16	0.23	0.09	0.32	(0.22)	—
4/30/2014	$9.50	0.24	(0.30)	(0.06)	(0.22)	(0.06)
4/30/2013	$9.39	0.27	0.25	0.52	(0.26)	(0.15)
Class Y
4/30/2017	$9.20	0.24	0.01 (e)	0.25	(0.27)	(0.14)
4/30/2016	$9.26	0.25	0.00 (e),(h)	0.25	(0.20)	(0.11)
4/30/2015	$9.16	0.26	0.10	0.36	(0.26)	—
4/30/2014	$9.49	0.29	(0.31)	(0.02)	(0.25)	(0.06)
4/30/2013 (l)	$9.67	0.14	(0.04) (e)	0.10	(0.13)	(0.15)
Class Z
4/30/2017	$9.20	0.27	(0.03)	0.24	(0.26)	(0.14)
4/30/2016	$9.26	0.24	0.00 (e),(h)	0.24	(0.19)	(0.11)
4/30/2015	$9.15	0.25	0.11	0.36	(0.25)	—
4/30/2014	$9.49	0.27	(0.31)	(0.04)	(0.24)	(0.06)
4/30/2013	$9.39	0.31	0.23	0.54	(0.29)	(0.15)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class B	Class C	Class K	Class R	Class R4	Class R5	Class T	Class Y	Class Z
04/30/2017	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.01%	0.02%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Class K shares commenced operations on February 28, 2013. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Rounds to zero.
(i)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(j)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(k)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(l)	Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Total Return Bond Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.40)	$9.03	2.79%	0.54% (c)	0.54% (c)	2.99%	379%	$27,782
(0.31)	$9.18	2.80%	0.55%	0.54%	2.73%	458%	$22,621
(0.25)	$9.24	3.89%	0.55%	0.54%	2.74%	316%	$21,580
(0.31)	$9.14	(0.28%)	0.51%	0.50%	3.15%	274%	$15,980
(0.28)	$9.48	1.03%	0.54% (g)	0.54% (g)	3.30% (g)	239%	$318

(0.37)	$9.03	2.15%	0.88% (c)	0.84% (c),(d)	2.81%	379%	$7,178
(0.28)	$9.21	2.58%	0.91%	0.86% (d)	2.41%	458%	$562,638
(0.22)	$9.26	3.56%	0.92%	0.85% (d)	2.45%	316%	$453,340
(0.28)	$9.16	(0.62%)	0.91%	0.85% (d)	2.68%	274%	$507,419
(0.41)	$9.50	5.59%	0.92%	0.85% (d)	2.91%	239%	$752,819

(0.41)	$9.04	2.74%	0.50% (c)	0.50% (c)	2.70%	379%	$445,184
(0.31)	$9.20	2.85%	0.50%	0.49%	2.77%	458%	$18,086
(0.26)	$9.26	3.94%	0.50%	0.49%	2.80%	316%	$18,249
(0.31)	$9.16	(0.17%)	0.51%	0.50%	3.21%	274%	$15,642
(0.28)	$9.49	1.05%	0.45% (g)	0.45% (g)	3.18% (g)	239%	$2

(0.40)	$9.04	2.63%	0.64% (c)	0.59% (c),(d)	2.94%	379%	$1,083,917
(0.30)	$9.20	2.72%	0.66%	0.61% (d)	2.64%	458%	$1,078,815
(0.25)	$9.26	3.93%	0.67%	0.60% (d)	2.69%	316%	$1,175,483
(0.30)	$9.15	(0.37%)	0.66%	0.60% (d)	2.92%	274%	$1,289,621
(0.44)	$9.49	5.79%	0.70%	0.62% (d)	3.23%	239%	$1,915,534
Columbia Total Return Bond Fund | Annual Report 2017	49

Notes to Financial Statements
April 30, 2017
Note 1. Organization
Columbia Total Return Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 3.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective on or about July 17, 2017, Class B shares will automatically convert to Class A shares and the Fund will no longer accept investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
50	Columbia Total Return Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to Other expenses on the Statement of Operations. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Columbia Total Return Bond Fund | Annual Report 2017	51

Notes to Financial Statements  (continued)
April 30, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
52	Columbia Total Return Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures
Columbia Total Return Bond Fund | Annual Report 2017	53

Notes to Financial Statements  (continued)
April 30, 2017
contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to hedge portfolio investments and to manage exposure to fluctuations in interest rates and to hedge the fair value of the Fund’s investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
54	Columbia Total Return Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Contracts and premiums associated with options contracts written for the year ended April 30, 2017 are as follows:
	Calls		Puts
	Contracts	Premiums ($)	Contracts	Premiums ($)
Balance at April 30, 2016	—	—	(30,000,000)	(249,750)
Opened	(71,500,000)	(429,000)	(145,000,000)	(999,500)
Closed	71,500,000	429,000	145,000,000	999,500
Expired	—	—	30,000,000	249,750
Exercised	—	—	—	—
Balance at April 30, 2017	—	—	—	—
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, to increase or decrease its credit exposure to a single issuer of debt securities and to manage credit risk exposure. Additionally, credit default swap contracts were used to hedge the Fund’s exposure on a debt security that it owns or in lieu of selling such debt security. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount,
Columbia Total Return Bond Fund | Annual Report 2017	55

Notes to Financial Statements  (continued)
April 30, 2017
or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to gain exposure to or protect itself from market rate changes and to hedge the portfolio risk associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
56	Columbia Total Return Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	12,376,598*
Credit risk	Premiums paid on outstanding swap contracts	22,689,046
Interest rate risk	Net assets — unrealized appreciation on futures contracts	314,763*
Total		35,380,407

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	10,371,989*
Credit risk	Premiums received on outstanding swap contracts	19,312,973
Interest rate risk	Net assets — unrealized depreciation on futures contracts	1,400,940*
Total		31,085,902

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(35,321,171)	(35,321,171)
Foreign exchange risk	90,382	—	—	—	—	90,382
Interest rate risk	—	(5,049,287)	1,316,345	3,290,731	(701,128)	(1,143,339)
Total	90,382	(5,049,287)	1,316,345	3,290,731	(36,022,299)	(36,374,128)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	5,142,419	5,142,419
Interest rate risk	(1,948,539)	43,092	439,071	397,821	(1,068,555)
Total	(1,948,539)	43,092	439,071	5,540,240	4,073,864
Columbia Total Return Bond Fund | Annual Report 2017	57

Notes to Financial Statements  (continued)
April 30, 2017
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	248,790,087
Futures contracts — short	172,755,915
Credit default swap contracts — buy protection	792,652,139
Credit default swap contracts — sell protection	700,224,820

Derivative instrument	Average market value ($)*
Options contracts — purchased	2,268,861
Options contracts — written	(81,776)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	618	(7,818)

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2017.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
58	Columbia Total Return Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Columbia Total Return Bond Fund | Annual Report 2017	59

Notes to Financial Statements  (continued)
April 30, 2017
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2017:
	Barclays ($)	Citi ($)	Credit Suisse ($)	Goldman Sachs International ($)	JPMorgan ($)(a)	JPMorgan ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	-	633,956	633,956
OTC credit default swap contracts (c)	1,331,915	2,929,597	1,900,020	1,975,716	12,531,318	-	478,566	-	21,147,132
Total assets	1,331,915	2,929,597	1,900,020	1,975,716	12,531,318	-	478,566	633,956	21,781,088
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	-	648,346	648,346
OTC credit default swap contracts (c)	1,049,179	1,126,887	2,271,450	5,345,942	1,645,644	409,258	3,581,012	-	15,429,372
Total liabilities	1,049,179	1,126,887	2,271,450	5,345,942	1,645,644	409,258	3,581,012	648,346	16,077,718
Total financial and derivative net assets	282,736	1,802,710	(371,430)	(3,370,226)	10,885,674	(409,258)	(3,102,446)	(14,390)	5,703,370
Total collateral received (pledged) (d)	265,207	1,802,710	(371,430)	(3,370,226)	10,673,000	(409,258)	(3,102,446)	(14,390)	5,473,167
Net amount (e)	17,529	-	-	-	212,674	-	-	-	230,203

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With
60	Columbia Total Return Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Columbia Total Return Bond Fund | Annual Report 2017	61

Notes to Financial Statements  (continued)
April 30, 2017
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2017 was 0.48% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transactions with affiliates
For the year ended April 30, 2017, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $39,523,487, respectively. The sale transactions resulted in a net realized gain of $2,826,989.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to each share class. Total transfer agency fees for Class I, prior to March 27, 2017 were, and Class Y shares are subject to an annual limitation of not
62	Columbia Total Return Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class K and Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class and Class I and Class Y shares did not pay transfer agency fees.
For the year ended April 30, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Class B	0.15
Class C	0.15
Class I	0.003 (a),(b)
Class K	0.053
Class R	0.15
Class R4	0.15
Class R5	0.056
Class T	0.15
Class Y	0.008
Class Z	0.15

(a)	Annualized.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At April 30, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $5,681. The liability remaining at April 30, 2017 for non-recurring charges associated with the lease amounted to $5,051 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2017, these minimum account balance fees reduced total expenses of the Fund by $1,960.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class R and Class T shares of the Fund, respectively.
Columbia Total Return Bond Fund | Annual Report 2017	63

Notes to Financial Statements  (continued)
April 30, 2017
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2017, if any, are listed below:
Amount ($)
Class A	272,383
Class B	42
Class C	2,386
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	September 1, 2016 through August 31, 2017	Prior to September 1, 2016
Class A	0.860%	0.86%
Class B	1.610	1.61
Class C	1.610	1.61
Class K	0.810	0.79
Class R	1.110	1.11
Class R4	0.610	0.61
Class R5	0.560	0.54
Class T	0.860	0.86
Class Y	0.510	0.49
Class Z	0.610	0.61
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
64	Columbia Total Return Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
At April 30, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, post-October capital losses, late-year ordinary losses, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities, foreign currency transactions, distribution reclassifications, swap investments, swap reclassifications and investments in partnerships. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(21,073,790)	21,073,790	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
April 30, 2017			April 30, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
110,767,058	12,961,193	123,728,251	77,090,799	30,194,472	107,285,271
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,268,015	—	—	4,629,143
At April 30, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,785,009,115	49,828,325	(45,199,182)	4,629,143
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2017, the Fund elected to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
4,826,791	11,684,357
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Total Return Bond Fund | Annual Report 2017	65

Notes to Financial Statements  (continued)
April 30, 2017
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $12,351,410,869 and $13,097,169,416, respectively, for the year ended April 30, 2017, of which $10,171,907,227 and $9,926,515,764, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
66	Columbia Total Return Bond Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At April 30, 2017, one unaffiliated shareholder of record owned 18.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 59.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Total Return Bond Fund | Annual Report 2017	67

Notes to Financial Statements  (continued)
April 30, 2017
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
68	Columbia Total Return Bond Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Total Return Bond Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Total Return Bond Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, brokers, agent banks and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2017
Columbia Total Return Bond Fund | Annual Report 2017	69

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend
$11,682,004
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
70	Columbia Total Return Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Total Return Bond Fund | Annual Report 2017	71

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
72	Columbia Total Return Bond Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively;Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Total Return Bond Fund | Annual Report 2017	73

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
74	Columbia Total Return Bond Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Total Return Bond Fund | Annual Report 2017	75

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Total Return Bond Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN166_04_G01_(06/17)

Annual Report
April 30, 2017
Multi-Manager Directional Alternative Strategies Fund
(formerly ACTIVE PORTFOLIOS® MULTI-MANAGER DIRECTIONAL ALTERNATIVES FUND)
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Multi-Manager Directional Alternative Strategies Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Multi-Manager Directional Alternative Strategies Fund   |  Annual Report 2017

Multi-Manager Directional Alternative Strategies Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Multi-Manager Directional Alternative Strategies Fund (the Fund) seeks capital appreciation.
Portfolio management
Boston Partners
Joseph Feeney, Jr., CFA
Eric Connerly, CFA
AQR Capital Management, LLC
Michelle Aghassi, Ph.D.
Andrea Frazzini, Ph.D., M.S.
Jacques Friedman, M.S.
Hoon Kim, Ph.D., M.B.A., CFA
Analytic
Harindra de Silva, CFA
Dennis Bein, CFA
David Krider, CFA
Average annual total returns (%) (for the period ended April 30, 2017)
	Inception	Life
Class A	10/17/16	6.27
Class Z *	01/03/17	6.38
HFRX Equity Hedge Index		4.85
Wilshire Liquid Alternative Equity Hedge Index		4.68
MSCI World Index (Net)		12.37
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The HFRX Equity Hedge Index strategies maintain positions both long and short in primarily equity and equity derivative securities. Equity Hedgemanagers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.
The Wilshire Liquid Alternative Equity Hedge Index measures the performance of the equity hedge strategy component of the Wilshire Liquid Alternative IndexSM. Equity hedge investment strategies predominantly invest in long and short equities. The Wilshire Liquid Alternative Equity Hedge Index (WLIQAEH) is designed to provide a broad measure of the liquid alternative equity hedge market.
The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 17, 2016 — April 30, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Multi-Manager Directional Alternative Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown — long positions (%) (at April 30, 2017)
Common Stocks	124.7
Limited Partnerships	1.0
Preferred Stocks	0.0 (a)
Short-Term Investments Segregated in Connection with Open Derivatives Contracts(b)	30.3
Total	156.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds (amounting to $187.1 million) which have been segregated to cover obligations relating to the Fund’s investment in derivatives which provide exposure to multiple markets. For a description of the Fund’s investments in derivatives, see Investments in Derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments, net of investments sold short. The Fund’s portfolio composition is subject to change.
Portfolio breakdown — short positions (%) (at April 30, 2017)
Common Stocks	(55.6)
Preferred Stocks	(0.4)
Total	(56.0)
Percentages indicated are based upon total investments, net of investments sold short. The Fund’s portfolio composition is subject to change.
Equity sector breakdown — long positions (%) (at April 30, 2017)
Consumer Discretionary	8.0
Consumer Staples	4.5
Energy	5.5
Financials	16.0
Health Care	19.1
Industrials	10.3
Information Technology	22.0
Materials	7.5
Real Estate	2.1
Telecommunication Services	3.3
Utilities	1.7
Total	100.0
Percentages indicated are based upon total long equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Fund at a Glance   (continued)
Equity sector breakdown — short positions (%) (at April 30, 2017)
Consumer Discretionary	(17.1)
Consumer Staples	(5.1)
Energy	(15.1)
Financials	(15.3)
Health Care	(7.8)
Industrials	(7.9)
Information Technology	(15.4)
Materials	(6.5)
Real Estate	(6.8)
Telecommunication Services	(2.3)
Utilities	(0.7)
Total	(100.0)
Percentages indicated are based upon total short equity investments. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at April 30, 2017)(a)
	Long	Short	Net
Equity Derivative Contracts	224.0	(147.1)	76.9
Foreign Currency Derivative Contracts	23.9	(0.8)	23.1
Total Notional Market Value of Derivative Contracts	247.9	(147.9)	100.0
(a) The Fund has market exposure (long and/or short) to the equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.

Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	5

Manager Discussion of Fund Performance
Effective February 28, 2017, the Fund’s name was changed to Multi-Manager Directional Alternatives Strategies Fund. During the period from inception on October 17, 2016 through April 30, 2017 (the reporting period), the Fund was managed by three independent money management firms and each invested a portion of the portfolio’s assets. As of April 30, 2017, Analytic Investors, LLC (Analytic), AQR Capital Management, LLC (AQR) and Boston Partners Global Investors, Inc. (Boston Partners) managed approximately 29.6%, 31.1% and 39.3% of the Fund’s assets, respectively.
For the reporting period that ended April 30, 2017, the Fund’s Class A shares returned 6.27%. During the same time period, the Fund outperformed the HFRX Equity Hedge Index, which returned 4.85%, as well as the Wilshire Liquid Alternative Equity Hedge Index, which returned 4.68%. The Fund underperformed the MSCI World Index (Net), which returned 12.37% during the reporting period. The Fund’s relative performance can be attributed to the performance of the Fund’s Subadvisers, who employ a variety of alternative investment strategies, involving strategies, techniques and practices designed to seek capital appreciation through participation in the broad equity and other markets while hedging overall market exposure relative to traditional long-only equity strategies. Generally, the Fund seeks to provide higher risk-adjusted returns with lower volatility compared to equity markets.
High risk stocks outpaced low risk stocks
The U.S. presidential election gave rise to large moves across asset classes, including equity markets, during the fourth quarter of 2016. In particular, developed market stocks fared well, with U.S. indices rising to record highs following the election on expectations of fiscal stimulus, market-friendly policies, lower taxes and greater infrastructure spending. Japanese stocks gained, supported by positive earnings reports and a weaker yen, which aided export prospects. European equities also performed well, boosted by a weaker euro, stronger than expected manufacturing data and reduced concerns around the banking sector. Conversely, emerging market equities were broadly lower during the reporting period. Notably, Chinese H-shares were weighed down by concerns that the new U.S. administration’s policies may reduce trade between the two countries as well by concerns about capital outflows and tighter financial conditions.
While many asset classes experienced reversals after the late-2016 moves higher, global stock markets continued to deliver strong returns in the first quarter of 2017. Consumer sentiment surveys rose to new multi-years highs in the U.S., and households seemed to be investing accordingly, with data showing robust inflows into mutual funds and exchange-traded funds (ETFs). Given favorable fundamentals, including stronger global economic growth data and relatively stable monetary policy, stock market gains seem not to have required any bold changes from the new U.S. administration. Equities likely also benefited from diminished concerns about international risks. The rebound in the Chinese currency early in 2017 assuaged fears of a repeat of the abrupt devaluations of 2015 and 2016. In Europe, the then-upcoming French presidential election generated some nervousness in financial markets early in the year, as a scandal weighed on the center-right candidate, and polls showed strong support for the more right-wing candidate, who called for a referendum on exiting the European Union and abandoning the euro. However, European equities staged a healthy rebound late in the reporting period, boosted by better than expected economic growth data and reduced odds of the right-wing candidate winning the French presidential election, as the independent candidate gained in the polls.
During the reporting period overall, higher risk, lower quality stocks outperformed lower risk, higher quality stocks. More specifically, the highest risk quintile of the HFRX Equity Hedge Index returned 16.1%, while the lowest risk quintile returned 8.1% during the reporting period. Realized and implied volatility were near historic lows.
Stock selection strategies overall boosted relative results
Analytic: Our portion of the Fund outperformed the HFRX Equity Hedge Index during the reporting period due primarily to effective stock selection. The market rewarding higher risk, lower quality companies during the reporting period served as a headwind for our strategy, as we take most of our short positions in higher risk names. However, most of our model’s valuation factors helped relative returns. Having an underweight to growth also boosted results, as more value-oriented factors outperformed during the reporting period.
From a sector perspective, having a short position in energy helped relative returns, as the sector posted negative absolute returns and underperformed the HFRX Equity Hedge Index during the reporting period. Stock selection within the energy sector also added value. Similarly, having a short position in real estate contributed positively. While the real estate sector posted positive absolute returns, it significantly underperformed the HFRX Equity Hedge Index. Having an overweight to health
6	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
care contributed positively as did stock selection within the sector. Conversely, overweights to telecommunication services and consumer staples detracted from relative results, as each sector posted gains but underperformed the HFRX Equity Hedge Index during the reporting period. Stock selection within each of these sector also hurt. Stock selection in and having an underweighted allocation to materials dampened relative results, as the sector outperformed the HFRX Equity Hedge Index during the reporting period.
The top individual contributors to our portion of the Fund’s results during the reporting period were long positions in biopharmaceutical company Actelion, pharmaceuticals developer United Therapeutics and semiconductor equipment manufacturer KLA-Tencor. The biggest individual detractors from our portion of the Fund’s results were long positions in communication services providers Frontier Communications and KDDI and a short position in Royal Bank of Scotland.
The top contributing countries on a relative basis were Switzerland, Japan and the U.S., where strong stock selection in each drove results. The countries that detracted most from our portion of the Fund’s results were Australia, the U.K. and Canada, driven primarily by weak stock selection. Having an overweight to Canada, which underperformed the HRFX Equity Hedge Index during the reporting period, also dampened relative results.
AQR: Our portion of the Fund outperformed the HFRX Equity Hedge Index during the reporting period due primarily to effective stock selection. Passive market exposure and tactical market exposure also contributed positively, albeit more modestly. From a theme perspective within the global stock selection component of our portion of the Fund’s strategy, investor sentiment and valuation within industries were the best performing, while the momentum within industries and momentum across industries themes were the weakest performing.
From a sector perspective, it is important to note that our process implements a market neutral model that does not think in benchmark relative terms, along with a static passive exposure via futures. It targets a portfolio beta of zero, but has a perennial long dollar bias associated with low beta signals in its stability theme. We equilibriate the portfolio beta by running more Fund assets long than short. While net sector exposures in a long-only portfolio are zero sum and can imply a view-based forecast, this is not the case within our process. All that said, industrials, information technology and consumer discretionary were the strongest positive contributors. Industrials and information technology benefited from stronger growth expectations since the U.S. elections, while consumer discretionary stocks lagged. A small component of our portion of the Fund’s model considers industry relative views, and these modestly favored economically sensitive sectors, such as industrials, funding them from more traditional defensive sectors, such as utilities and consumer staples. Conversely, consumer staples, energy and telecommunication services were the sectors that detracted the most. Consumer staples and telecommunication services lagged more economically sensitive sectors since the U.S. elections and within the first months of 2017. Energy maintained a protracted resolution of supply and demand imbalances with respect to oil, which weighed on performance for the sector.
The top individual contributors to our portion of the Fund’s results during the reporting period were semiconductor manufacturer STMicroelectronics, digital services company Atos and residential housing developer Persimmon. The biggest individual detractors from our portion of the Fund’s results during the reporting period were specialty chemicals company Platform Specialty Products, copper miner Antofagasta and cable and mobile telephony services provider Altice. It is important to keep in mind that our process is a systematic one in which securities are held based on their characteristics against hundreds of individual factors used by our investment model. Decisions to add or remove positions are based on relative attractiveness across all factors and themes as well as optimization indications of marginal risk and trading costs. We do not make security level weight decisions based on data points of individual stocks in isolation. We attempt to diversify away more idiosyncratic risk by holding hundreds of securities with position-sized constraints.
Similarly with countries, our process is a market neutral model that takes essentially no relative country or currency views. Still, within the global stock selection component, the U.S., France and Italy were the largest positive contributors to returns. Conversely, the Netherlands, the U.K. and the European Union were the biggest detractors from results during the reporting period.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	7

Manager Discussion of Fund Performance  (continued)
Boston Partners: Our portion of the Fund outperformed the HFRX Equity Hedge Index during the reporting period. The most important factors in our portion of the Fund’s return during the reporting period were a bias to value on the long side and effective stock selection in the information technology sector. Style returns during the reporting period favored large growth companies. On an absolute basis, our portion of the Fund posted solid returns due to its net long positioning amid a strongly rising stock market.
The market segments that contributed most positively to our portion of the Fund’s absolute return during the reporting period were information technology, finance and capital goods on the long side of the portfolio. Within the information technology sector on the long side, we saw strength within our portion of the Fund’s semiconductor holdings, as profitability improved with industry consolidation and positive mix shifts to higher margin end-markets, such as industrial, autos and health care rather than consumer electronics. Capital goods and finance stocks rose on optimism for faster economic growth, lower regulatory burdens and higher tariff barriers under the new U.S. presidential administration. Conversely, the market segments that detracted most from our portion of the Fund’s absolute returns during the reporting period were technology, capital goods and finance on the short side of the portfolio. Small- and mid-cap technology short positions suffered amid a strong start to the calendar year for the sector. Software and equipment names hurt the most. We believe most of this underperformance was driven by short-term sentiment swings rather than any meaningful improvements in company-specific prospects. Similar to the long side, capital goods and finance stocks rose on expectations for the new administration’s various policies.
The top individual contributors to our portion of the Fund’s absolute returns during the reporting period were Bank of America, SLM and Samsung Electronics. Diversified financials institution Bank of America and student loan provider SLM, commonly known as Sallie Mae, responded positively to the improved regulatory outlook resulting from change in both Congress and the White House. Shares of electronic equipment and products manufacturer Samsung Electronics rose on surprisingly strong financial results and on guidance to a strong 2017 profit outlook. The biggest individual detractors from our portion of the Fund’s absolute returns during the reporting period were short positions in machine vision systems manufacturer Cognex, telecommunication services company Sprint and technology hardware and equipment provider Arista Networks. Share prices of Cognex and Arista Networks increased on strong profit reports accompanied by improved profit expectations during the reporting period. Sprint’s shares gained on optimism for the potential of a combination with another mobile communications company in the wake of the political transition. We reduced all three short positions during the reporting period.
Purchases and sales drove Fund portfolio changes
Analytic: Our portion of the Fund takes a total portfolio approach and does not make company-specific buys and sells. That said, during the reporting period, our portion of the Fund increased its exposures to health care and financials, while decreasing its relative weights to consumer discretionary and consumer staples. Within health care, our portion of the Fund purchased Johnson & Johnson, Pfizer and Unitedhealth Group, as our models indicated each had relatively low risk and an attractive valuation. Elsewhere, we established short positions in Equinix and Core Laboratories and increased short position in SBA Communications. In our view, Equinix was of below average quality and high valuation, while Core Laboratories, we believed, increased its risk. We increased the short position in SBA Communications due to its high valuation and higher than average earnings estimates revisions. From a country perspective, our portion of the Fund increased weights to the U.S., Hong Kong and Australia and decreased weights to Switzerland, Sweden and Finland during the reporting period.
At the end of the reporting period, our portion of the Fund was overweight in health care and telecommunication services and underweight in consumer staples, real estate, financials, industrials, consumer discretionary and energy relative to the HFRX Equity Hedge Index. Our portion of the Fund was rather neutrally weighted to information technology, materials and utilities compared to the HFRX Equity Hedge Index at the end of the reporting period. Geographically, our portion of the Fund was overweight relative to the HFRX Equity Hedge Index in Hong Kong, Japan, Norway, Australia and Canada; was underweight Spain, Finland, Italy, Sweden, Germany, Switzerland, France, the U.K. and the U.S.; and was rather neutrally allocated to Denmark, Portugal, New Zealand, Austria, Ireland, Israel, the Netherlands, Belgium and Singapore at the end of the reporting period. From a factor perspective, our portion of the Fund was overweight valuation and quality factors at the end of the reporting period, while underweight growth and risk factors relative to the HFRX Equity Hedge Index.
8	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
AQR: Our strategy’s systematic investment process utilizes a model that ranks securities preferences along hundreds of factors on a daily basis. The securities most desired for inclusion in that model view are ones that display characteristics that rank well on the suite of factors as a whole, rather than upon a single metric, narrative or catalyst. The strategy rebalances periodically, attempting to stay close to the model while adhering to prospectus constraints and minimizing turnover, trading costs and other undesired effects.
The majority of themes in our investment model evaluate companies on an industry-neutral basis. For example, within the momentum theme, three sub-components—industry momentum, indirect momentum and factor momentum—either take explicit industry views based on relative performance or are allowed to take industry/sector views as a by-product of the momentum within their signals. During the reporting period, the largest shift within these momentum sub-components was to move from a view that echoed the markets’ preference for stability areas to one of more pro-growth and risk-on sentiments following the U.S. election in the fourth quarter of 2016 and on better than expected economic growth from continental Europe and emerging markets during the first quarter of 2017. The strategy does not take active country allocation risk and therefore no meaningful shifts in country weightings were made during the reporting period relative to the HFRX Equity Hedge Index.
At the end of the reporting period, our portion of the Fund was overweight financials, industrials, materials, consumer discretionary, information technology, real estate and health care relative to the HFRX Equity Hedge Index. Conversely, our portion of the Fund was underweight the HFRX Equity Hedge Index in energy, consumer staples, telecommunication services and utilities. Since our portion of the Fund does not take active country allocation risk, country positioning at the end of the reporting period was neutrally-weighted relative to the HFRX Equity Hedge Index.
Boston Partners: U.K. bank Lloyds Banking Group and U.S. domain name and Internet security services provider VeriSign were purchased for our portion of the Fund during the reporting period based on what we considered to be inexpensive valuations, improving profitability and positive business momentum. U.S.-based international insurance and retirement services organization American International Group and U.S.-based alcoholic beverage producer Constellation Brands were sold by our portion of the Fund during the reporting period due to what we viewed as elevated valuations, flattening profitability and stagnating business momentum.
From a sector perspective, new long positions and new short positions taken during the reporting period were concentrated in the energy and services market segments. We closed more long positions in energy than in any other sector due to rising valuations; closed short positions were concentrated in capital goods names.
At the end of the reporting period, long and short exposures were near our long/short research strategy’s historical averages, as prospectively improving revenues and taxes are balanced by high average market valuations, in our view. Our analysis process is rooted in a three circles framework of low valuation, positive business momentum and superior economic fundamentals, a process our portfolio managers have been employing for more than a quarter century.
Derivative positions in the Fund
Analytic: Our portion of the Fund did not invest in derivatives during the reporting period.
AQR: Our portion of the Fund utilized equity swaps, equity index futures and currency forwards during the reporting period. We used equity derivative instruments as a substitute for investing in conventional securities and for investment purposes to increase economic exposure to a particular security or index in a cost-effective manner. Typically, our portion of the Fund invests in common stocks and swaps on individual common stocks. Additionally, our portion of Fund uses both equity index futures and currency forwards to gain passive equity market exposure. Our portion of the Fund’s passive market exposure and tactical market exposure components are implemented entirely using derivatives. The global stock selection component is implemented using both physical equities and equity swaps. All three components contributed positively to our portion of the Fund’s results during the reporting period.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	9

Manager Discussion of Fund Performance  (continued)
Boston Partners: Our portion of the Fund utilized several options during the reporting period, though they represented a rather small portion of the portfolio and thus had a minimal effect on performance. Derivatives were used to gain short exposure when 1) exchanges forbade cash short sales; 2) taxes or other market features made cash long purchases or sales expensive; and 3) additional return was sought when implied volatilities were sufficiently high and stocks held long were near their target price.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Quantitative Model Risk Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
10	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2016 – April 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,062.70	1,010.59	14.36	14.00	2.84
Class Z	1,000.00	1,000.00	1,034.10 (a)	1,012.31	7.91 (a)	12.29	2.49 (a)
(a)	Based on operations from January 3, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	11

Portfolio of Investments
April 30, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 73.2%
Issuer	Shares	Value ($)
Consumer Discretionary 5.9%
Auto Components 0.2%
BorgWarner, Inc.	26,368	1,114,839
Hella KGaA Hueck & Co.	10,775	533,045
Linamar Corp	3,180	135,209
Magna International, Inc.	12,237	511,156
Total		2,294,249
Automobiles 0.2%
Ferrari NV	1,901	142,986
Fiat Chrysler Automobiles NV(a)	164,812	1,865,313
Total		2,008,299
Hotels, Restaurants & Leisure 0.8%
Autogrill SpA	53,243	605,495
Darden Restaurants, Inc.(b)	64,822	5,522,186
Flight Centre Travel Group Ltd.	31,328	736,887
Genting Singapore PLC	198,000	157,755
Restaurant Brands International Inc	997	55,961
Six Flags Entertainment Corp.	28,034	1,755,209
Total		8,833,493
Household Durables 0.1%
Electrolux AB, Class B	20,391	605,701
Internet & Direct Marketing Retail 0.2%
Priceline Group, Inc. (The)(a),(b)	537	991,742
Start Today Co., Ltd.	33,400	712,699
Vipshop Holdings Ltd., ADR(a)	65,151	903,645
Total		2,608,086
Leisure Products 0.3%
Brunswick Corp.(b)	39,957	2,267,560
Hasbro, Inc.(b)	8,856	877,718
Total		3,145,278
Media 2.8%
21st Century Fox, Inc., Class A	91,922	2,807,298
CBS Corp., Class B Non Voting(b)	37,385	2,488,346
Comcast Corp., Class A(b)	115,284	4,517,980
Interpublic Group of Companies, Inc. (The)(b)	86,076	2,028,811
Liberty Broadband Corp. Class C(a),(b)	8,246	751,705
Liberty Global PLC LiLAC(a),(b)	34,242	747,845
Liberty Global PLC, Class C(a),(b)	117,622	4,070,898
Common Stocks (continued)
Issuer	Shares	Value ($)
Omnicom Group, Inc.(b)	20,981	1,722,960
ProSiebenSat.1 Media AG	52,477	2,228,792
Quebecor, Inc., Class B	5,166	157,699
Scripps Networks Interactive, Inc., Class A(b)	31,085	2,322,671
Shaw Communications Inc	3,501	74,224
Time Warner, Inc.(b)	35,995	3,573,224
WPP PLC	77,322	1,655,436
Total		29,147,889
Multiline Retail 0.2%
Canadian Tire Corp., Ltd., Class A	7,957	971,126
Dollarama, Inc.	13,509	1,182,613
Total		2,153,739
Specialty Retail 1.0%
Best Buy Co., Inc.(b)	80,952	4,194,123
Dick’s Sporting Goods, Inc.(b)	36,229	1,831,376
Home Depot, Inc. (The)	9,793	1,528,687
Lowe’s Companies, Inc.(b)	21,608	1,834,087
TJX Companies, Inc. (The)	17,678	1,390,198
Total		10,778,471
Textiles, Apparel & Luxury Goods 0.1%
Moncler SpA	25,997	641,698
Total Consumer Discretionary		62,216,903
Consumer Staples 3.3%
Beverages 0.4%
Coca-Cola Bottlers Japan, Inc.	49,600	1,478,943
Coca-Cola European Partners PLC(b)	60,287	2,328,284
Total		3,807,227
Food & Staples Retailing 1.1%
Alimentation Couche-Tard, Inc., Class B	928	42,680
CVS Health Corp.(b)	75,215	6,200,725
Metro, Inc.	9,003	308,531
Tesco PLC(a)	896,829	2,128,581
Wal-Mart Stores, Inc.(b)	37,208	2,797,297
Total		11,477,814

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 1.5%
Archer-Daniels-Midland Co.(b)	40,262	1,841,987
Bunge Ltd.(b)	3,502	276,763
Greencore Group PLC	482,108	1,423,691
Leroy Seafood Group ASA	12,014	603,918
Marine Harvest ASA	347,553	5,780,406
Nomad Foods Ltd.(a),(b)	166,518	1,964,912
SalMar ASA	20,723	491,646
Saputo, Inc.	21,826	717,594
Suedzucker AG	54,607	1,167,956
Tate & Lyle PLC	46,365	454,293
WH Group Ltd.	1,302,000	1,161,584
Total		15,884,750
Personal Products 0.1%
Pola Orbis Holdings, Inc.	37,200	859,053
Tobacco 0.2%
Altria Group, Inc.(b)	27,444	1,969,931
Swedish Match AB	21,122	696,809
Total		2,666,740
Total Consumer Staples		34,695,584
Energy 3.5%
Energy Equipment & Services 0.1%
NCS Multistage Holdings, Inc.(a)	59,672	1,194,037
Oil, Gas & Consumable Fuels 3.4%
Cimarex Energy Co.	16,764	1,956,023
Diamondback Energy, Inc.(a)	36,142	3,608,417
Enagas SA	33,857	890,662
EnCana Corp.	39,001	417,424
Energen Corp.(a),(b)	43,551	2,264,216
Enerplus Corp.	168,805	1,218,072
Galp Energia SGPS SA	7,369	114,546
Gulfport Energy Corp.(a)	63,477	1,008,015
Halcon Resources Corp.(a)	91,118	610,491
Jagged Peak Energy, Inc.(a)	91,803	1,022,685
JX Holdings, Inc.	938,400	4,234,091
Kosmos Energy Ltd.(a),(b)	170,099	1,022,295
Lukoil PJSC, ADR	18,538	918,094
Marathon Petroleum Corp.	64,291	3,274,983
Common Stocks (continued)
Issuer	Shares	Value ($)
Neste OYJ	42,535	1,737,038
Parsley Energy, Inc., Class A(a),(b)	70,173	2,090,454
Pioneer Natural Resources Co.	7,684	1,329,255
QEP Resources, Inc.(a),(b)	141,063	1,665,954
RSP Permian, Inc.(a)	28,376	1,079,707
Seven Generations Energy Ltd.(a)	10,424	184,571
Tesoro Corp.	27,822	2,217,692
Total SA	33,800	1,736,721
Tourmaline Oil Corp.(a)	2,228	43,775
WildHorse Resource Development Corp.(a)	71,692	782,160
Total		35,427,341
Total Energy		36,621,378
Financials 11.8%
Banks 5.1%
ABN AMRO Bank NV(c)	118,276	3,104,996
Bank of America Corp.(b)	215,810	5,037,005
Bank of Montreal	10,629	752,646
Bank of Nova Scotia (The)	12,367	687,453
BB&T Corp.(b)	31,747	1,370,836
Canadian Imperial Bank of Commerce	106,409	8,594,258
Citigroup, Inc.(b)	77,495	4,581,504
Citizens Financial Group, Inc.(b)	26,717	980,781
East West Bancorp, Inc.(b)	34,484	1,871,447
Fifth Third Bancorp(b)	67,487	1,648,707
Fukuoka Financial Group, Inc.	100,000	456,188
Huntington Bancshares, Inc.(b)	184,439	2,371,886
ICICI Bank Ltd., ADR(b)	119,599	1,024,963
Intesa Sanpaolo SpA	471,629	1,289,501
JPMorgan Chase & Co.(b)	48,025	4,178,175
Lloyds Banking Group PLC	1,774,148	1,590,130
Mediobanca SpA	6,908	66,407
National Bank of Canada	141,340	5,492,903
Resona Holdings, Inc.	128,800	716,024
Royal Bank of Canada	681	46,631
Sumitomo Mitsui Trust Holdings, Inc.	18,900	647,433
SunTrust Banks, Inc.(b)	25,872	1,469,788
U.S. Bancorp(b)	27,343	1,402,149
Wells Fargo & Co.(b)	68,699	3,698,754
Total		53,080,565

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
April 30, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 0.9%
Charles Schwab Corp. (The)(b)	58,315	2,265,538
Goldman Sachs Group, Inc. (The)(b)	6,838	1,530,344
Morgan Stanley(b)	12,103	524,907
Raymond James Financial, Inc.(b)	23,353	1,740,266
State Street Corp.(b)	26,076	2,187,776
TD Ameritrade Holding Corp.(b)	42,912	1,642,242
Total		9,891,073
Consumer Finance 1.4%
Capital One Financial Corp.(b)	28,479	2,289,142
Discover Financial Services(b)	58,998	3,692,685
Navient Corp.(b)	170,577	2,592,770
SLM Corp.(a),(b)	262,637	3,293,468
Synchrony Financial(b)	95,220	2,647,116
Total		14,515,181
Diversified Financial Services 0.3%
Berkshire Hathaway, Inc., Class B(a),(b)	12,532	2,070,412
First Pacific Co., Ltd.	322,000	247,947
Voya Financial, Inc.(b)	15,995	597,893
Total		2,916,252
Insurance 2.5%
Aegon NV	62,019	316,101
Ageas	19,723	807,808
Alleghany Corp.(a),(b)	2,761	1,686,143
Allstate Corp. (The)	30,483	2,477,963
Aon PLC(b)	21,908	2,625,455
ASR Nederland NV(a)	1,782	52,711
Assicurazioni Generali SpA	58,762	930,057
Chubb Ltd.	12,353	1,695,449
Industrial Alliance Insurance & Financial Services, Inc.	10,197	430,201
Jardine Lloyd Thompson Group	38,557	547,831
Marsh & McLennan Companies, Inc.	20,766	1,539,384
MetLife, Inc.(b)	32,948	1,707,036
NN Group NV	16,407	544,028
Power Corp. of Canada	52,800	1,223,445
Prudential Financial, Inc.(b)	32,038	3,429,027
Sompo Holdings, Inc.	39,100	1,477,609
Swiss Re AG	4,705	409,501
Common Stocks (continued)
Issuer	Shares	Value ($)
Talanx AG	14,716	530,437
Travelers Companies, Inc. (The)(b)	9,937	1,208,935
Unipol Gruppo Finanziario SpA	149,769	667,582
Unum Group(b)	41,893	1,940,903
Zurich Insurance Group AG	1,740	481,604
Total		26,729,210
Mortgage Real Estate Investment Trusts (REITS) 1.6%
AGNC Investment Corp.(b)	466,611	9,831,494
Annaly Capital Management Inc(b)	601,998	7,109,596
Total		16,941,090
Total Financials		124,073,371
Health Care 14.1%
Biotechnology 2.8%
AbbVie, Inc.(b)	112,605	7,425,174
Amgen, Inc.(b)	46,949	7,667,711
Biogen, Inc.(a),(b)	16,825	4,563,108
Celgene Corp.(a),(b)	11,151	1,383,282
Galapagos NV(a)	5,289	463,555
Gilead Sciences, Inc.(b)	105,651	7,242,376
United Therapeutics Corp.(a),(b)	5,635	708,319
Total		29,453,525
Health Care Equipment & Supplies 1.8%
Align Technology, Inc.(a),(b)	15,813	2,128,746
Baxter International, Inc.(b)	95,204	5,300,959
CR Bard, Inc.(b)	3,813	1,172,421
Danaher Corp.(b)	24,219	2,018,169
DiaSorin SpA	3,367	252,336
Getinge AB, Series CPO	31,675	619,031
GN Store Nord	28,768	748,244
IDEXX Laboratories, Inc.(a),(b)	27,970	4,691,408
Straumann Holding AG, Registered Shares	1,023	539,774
Zimmer Biomet Holdings, Inc.(b)	9,108	1,089,772
Total		18,560,860
Health Care Providers & Services 4.1%
Aetna, Inc.(b)	15,328	2,070,353
Alfresa Holdings Corp.	10,700	193,217
Anthem, Inc.(b)	17,492	3,111,652
Cardinal Health, Inc.(b)	77,782	5,646,195

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Centene Corp.(a),(b)	28,695	2,134,908
CIGNA Corp.(b)	17,829	2,787,921
DaVita, Inc.(a),(b)	34,925	2,410,174
Express Scripts Holding Co.(a),(b)	93,339	5,725,414
Humana, Inc.(b)	7,123	1,581,164
Laboratory Corp. of America Holdings(a),(b)	14,746	2,066,652
Quest Diagnostics, Inc.	15,489	1,634,244
Suzuken Co., Ltd.	19,300	638,654
UnitedHealth Group, Inc.(b)	66,009	11,543,654
Universal Health Services, Inc., Class B(b)	15,642	1,888,928
Total		43,433,130
Life Sciences Tools & Services 0.1%
Waters Corp.(a)	5,745	976,018
Pharmaceuticals 5.3%
Astellas Pharma, Inc.	16,400	216,268
Dainippon Sumitomo Pharma Co., Ltd.	81,700	1,341,772
GlaxoSmithKline PLC	251,089	5,040,759
H Lundbeck A/S	37,292	1,911,500
Johnson & Johnson(b)	108,210	13,360,689
Mallinckrodt PLC(a),(b)	48,800	2,289,696
Merck & Co., Inc.(b)	216,193	13,475,310
Mitsubishi Tanabe Pharma Corp.	76,200	1,547,841
Novo Nordisk A/S, Class B	88,024	3,425,179
Orion Oyj, Class B	5,414	310,502
Pfizer, Inc.(b)	285,243	9,675,442
Recordati SpA	10,783	399,479
Roche Holding AG, Genusschein Shares	4,356	1,139,564
Sanofi, ADR(b)	20,639	976,225
STADA Arzneimittel AG	15,697	1,111,931
UCB SA	1,411	109,988
Total		56,332,145
Total Health Care		148,755,678
Industrials 7.6%
Aerospace & Defense 2.5%
BAE Systems PLC	127,192	1,032,913
CAE, Inc.	27,876	425,783
General Dynamics Corp.(b)	19,718	3,821,151
Huntington Ingalls Industries, Inc.(b)	9,329	1,874,103
Common Stocks (continued)
Issuer	Shares	Value ($)
L-3 Communications Corp.(b)	7,739	1,329,328
Leonardo-Finmeccanica SpA(a)	62,300	979,268
Lockheed Martin Corp.(b)	12,408	3,343,336
Northrop Grumman Corp.(b)	8,354	2,054,750
Raytheon Co.(b)	22,640	3,513,954
Saab AB, Class B	18,882	936,287
Safran SA	12,192	1,009,602
Textron, Inc.(b)	70,045	3,268,300
United Technologies Corp.(b)	21,863	2,601,478
Total		26,190,253
Air Freight & Logistics 0.1%
bpost SA	33,798	809,955
Airlines 0.3%
Air Canada(a)	42,504	404,474
Delta Air Lines, Inc.	21,524	978,050
Deutsche Lufthansa AG, Registered Shares	43,983	758,905
United Continental Holdings, Inc.(a)	14,795	1,038,757
WestJet Airlines Ltd.	6,812	112,681
Total		3,292,867
Building Products 0.3%
Asahi Glass Co., Ltd.	28,000	242,608
dorma+kaba Holding AG, Class B Registered Shares	479	410,399
Geberit AG	622	283,307
Masco Corp.	71,553	2,648,892
Total		3,585,206
Commercial Services & Supplies 0.3%
Babcock International Group PLC	185,554	2,160,562
ISS A/S	12,234	507,402
Securitas AB	2,735	45,206
Total		2,713,170
Construction & Engineering 0.4%
Hochtief AG	3,820	688,250
NCC AB, Class B	24,682	656,251
SNC-Lavalin Group, Inc.	1,062	42,712
Tutor Perini Corp.(a)	31,340	966,839
VINCI SA	26,420	2,247,663
Total		4,601,715

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
April 30, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 0.8%
AMETEK, Inc.(b)	35,566	2,034,375
Eaton Corp. PLC	23,519	1,778,977
EnerSys	6,520	541,877
Melrose Industries PLC(a)	264,057	808,845
OSRAM Licht AG	6,449	431,961
Philips Lighting NV(a)	1,783	60,326
Prysmian SpA	39,780	1,148,740
Vestas Wind Systems A/S	13,939	1,200,327
Total		8,005,428
Industrial Conglomerates 1.2%
Carlisle Companies, Inc.	18,144	1,839,620
Honeywell International, Inc.(b)	17,850	2,340,849
Koninklijke Philips NV	87,407	3,029,659
NWS Holdings Ltd.	256,000	480,755
Rheinmetall AG	12,992	1,192,321
Siemens AG, Registered Shares	25,200	3,612,467
Total		12,495,671
Machinery 0.8%
Cargotec OYJ, Class B	7,088	422,722
Georg Fischer AG, Registered Shares	519	489,268
Illinois Tool Works, Inc.	12,385	1,710,245
Ingersoll-Rand PLC	13,367	1,186,321
KION Group AG	3,622	245,367
Stanley Black & Decker, Inc.(b)	18,677	2,542,874
Sumitomo Heavy Industries Ltd.	61,000	425,541
WABCO Holdings, Inc.(a)	9,869	1,173,128
Yangzijiang Shipbuilding Holdings Ltd.	469,200	385,520
Total		8,580,986
Professional Services 0.5%
Adecco Group AG, Registered Shares	12,474	926,461
Nielsen Holdings PLC(b)	60,151	2,474,010
Randstad Holding NV	6,138	365,798
Robert Half International, Inc.(b)	26,281	1,210,240
Wolters Kluwer NV	15,186	644,977
Total		5,621,486
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 0.1%
Canadian Pacific Railway Ltd.	1,121	171,765
Nippon Express Co., Ltd.	141,000	774,017
Total		945,782
Trading Companies & Distributors 0.3%
Air Lease Corp.	18,548	707,421
Marubeni Corp.	344,000	2,120,325
Total		2,827,746
Transportation Infrastructure —%
Flughafen Zuerich AG, Registered Shares	583	128,436
Total Industrials		79,798,701
Information Technology 16.2%
Communications Equipment 1.0%
Brocade Communications Systems, Inc.(b)	211,584	2,659,611
Cisco Systems, Inc.(b)	72,818	2,480,909
CommScope Holding Co., Inc.(a),(b)	28,520	1,198,981
Harris Corp.(b)	40,848	4,570,483
Total		10,909,984
Electronic Equipment, Instruments & Components 1.5%
Arrow Electronics, Inc.(a),(b)	50,678	3,572,799
Avnet, Inc.(b)	26,360	1,019,868
CDW Corp.(b)	35,654	2,106,795
Flex Ltd.(a),(b)	268,774	4,155,246
Hitachi High-Technologies Corp.	3,800	151,693
Hollysys Automation Technologies Ltd.(b)	34,342	550,846
Jabil Circuit, Inc.(b)	70,621	2,049,421
TE Connectivity Ltd.(b)	31,609	2,445,588
Total		16,052,256
Internet Software & Services 2.7%
Alibaba Group Holding Ltd., ADR(a),(b)	21,774	2,514,897
Alphabet, Inc., Class A(a),(b)	7,993	7,389,688
Baidu, Inc., ADR(a),(b)	10,770	1,941,077
DeNA Co., Ltd.	156,400	3,352,791
eBay, Inc.(a),(b)	109,845	3,669,921
Mixi, Inc.	6,100	338,393
Moneysupermarket.com Group PLC	376,451	1,686,536
NetEase, Inc., ADR(b)	15,123	4,013,493
Shopify, Inc., Class A(a)	1,546	117,469

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
VeriSign, Inc.(a)	7,764	690,375
Yandex NV, Class A(a),(b)	31,788	866,541
YY, Inc., ADR(a),(b)	32,866	1,609,448
Total		28,190,629
IT Services 1.5%
Alliance Data Systems Corp.	3,485	869,961
Amdocs Ltd.(b)	43,029	2,635,096
Cap Gemini SA	24,765	2,479,141
CGI Group, Inc., Class A(a)	1,831	88,368
DXC Technology Co.(a),(b)	67,235	5,065,485
Equiniti Group PLC(c)	92,176	263,545
EVERTEC, Inc.(b)	45,491	721,032
Leidos Holdings, Inc.(b)	50,714	2,670,599
PayPal Holdings, Inc.(a),(b)	18,177	867,406
Total		15,660,633
Semiconductors & Semiconductor Equipment 4.2%
Applied Materials, Inc.(b)	144,068	5,850,601
ASM International NV	10,413	626,694
Broadcom Ltd.(b)	19,898	4,393,677
Dialog Semiconductor PLC(a)	31,235	1,461,343
Infineon Technologies AG	20,368	421,550
Intel Corp.(b)	42,477	1,535,544
KLA-Tencor Corp.(b)	54,194	5,322,935
Marvell Technology Group Ltd.	158,581	2,381,887
Maxim Integrated Products, Inc.(b)	82,020	3,621,183
Micron Technology, Inc.(a),(b)	45,189	1,250,380
ON Semiconductor Corp.(a),(b)	288,711	4,093,922
Qorvo, Inc.(a),(b)	24,572	1,671,633
STMicroelectronics NV	169,297	2,736,721
Texas Instruments, Inc.(b)	48,516	3,841,497
Tokyo Electron Ltd.	34,400	4,175,941
Versum Materials, Inc.	37,344	1,195,755
Total		44,581,263
Software 2.4%
Activision Blizzard, Inc.(b)	19,938	1,041,760
CA, Inc.(b)	105,432	3,461,333
Constellation Software, Inc.	228	104,280
Dell Technologies, Inc. - VMware, Inc., Class V(a),(b)	17,526	1,176,170
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Arts, Inc.(a),(b)	23,684	2,245,717
Gemalto NV	4,244	237,714
Microsoft Corp.(b)	67,922	4,649,940
Open Text Corp.	5,178	179,535
Oracle Corp.(b)	94,905	4,266,929
Software AG	30,234	1,330,529
Temenos Group AG	12,880	1,115,188
VMware, Inc., Class A(a),(b)	57,487	5,410,676
Total		25,219,771
Technology Hardware, Storage & Peripherals 2.9%
Apple, Inc.(b)	19,461	2,795,573
Brother Industries Ltd.	23,100	475,297
Hewlett Packard Enterprise Co.(b)	228,798	4,262,507
HP, Inc.(b)	294,821	5,548,531
Konica Minolta, Inc.	17,200	152,265
NetApp, Inc.(b)	120,630	4,807,105
Seagate Technology PLC(b)	91,612	3,859,614
Seiko Epson Corp.	131,400	2,691,502
Xerox Corp.(b)	744,295	5,351,481
Total		29,943,875
Total Information Technology		170,558,411
Materials 5.6%
Chemicals 1.3%
Celanese Corp., Class A	12,420	1,081,037
Covestro AG	28,597	2,229,144
Evonik Industries AG	21,426	715,467
Ferro Corp.(a),(b)	38,449	689,006
FMC Corp.	13,458	985,529
Koninklijke DSM NV	8,566	612,763
LANXESS AG	2,472	178,529
PPG Industries, Inc.(b)	23,801	2,614,302
Sika AG	159	1,014,724
Solvay SA	4,927	626,595
Umicore SA	16,779	982,408
Valvoline, Inc.	43,982	978,600
Yara International ASA	35,109	1,305,240
Total		14,013,344

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
April 30, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials 0.4%
CRH PLC	78,771	2,876,060
HeidelbergCement AG	1,554	143,886
Wienerberger AG	35,874	840,167
Total		3,860,113
Containers & Packaging 1.2%
Berry Global Group, Inc.(a),(b)	58,032	2,901,600
Billerudkorsnas AB	39,823	638,441
CCL Industries, Inc.	966	223,623
Crown Holdings, Inc.(a)	40,095	2,248,928
Graphic Packaging Holding Co.(b)	161,839	2,197,774
Huhtamaki OYJ	5,242	203,166
RPC Group PLC	77,843	817,668
Sealed Air Corp.(b)	32,118	1,413,834
WestRock Co.(b)	39,666	2,124,511
Total		12,769,545
Metals & Mining 2.5%
ArcelorMittal (a)	164,870	1,300,791
Aurubis AG	7,990	558,591
Barrick Gold Corp.	2,170	36,277
Boliden AB	41,224	1,178,453
Fortescue Metals Group Ltd.	964,873	3,824,423
Nucor Corp.(b)	75,520	4,631,642
Rio Tinto Ltd.	124,972	5,657,696
Salzgitter AG	18,336	628,663
South32 Ltd.	1,479,320	3,065,590
SSAB AB, Class A(a)	28,362	123,665
Steel Dynamics, Inc.	36,200	1,308,268
Stornoway Diamond Corp.(a)	1,779,394	1,068,901
SunCoke Energy, Inc.	96,227	882,401
Teck Resources Ltd., Class B	34,380	713,264
Yamana Gold, Inc.	441,700	1,187,531
Total		26,166,156
Common Stocks (continued)
Issuer	Shares	Value ($)
Paper & Forest Products 0.2%
Holmen AB, Class B	11,849	499,522
UPM-Kymmene OYJ	18,549	489,578
West Fraser Timber Co., Ltd.	11,167	501,801
Total		1,490,901
Total Materials		58,300,059
Real Estate 1.6%
Equity Real Estate Investment Trusts (REITS) 0.3%
Colony NorthStar, Inc.(b)	219,382	2,867,323
RioCan Real Estate Investment Trust	16,400	311,528
Smart Real Estate Investment Trust	4,600	109,048
Total		3,287,899
Real Estate Management & Development 1.3%
Hang Lung Group Ltd.	168,000	700,547
Kerry Properties Ltd.	541,500	2,024,291
New World Development Co., Ltd.	3,161,000	3,930,731
Wharf Holdings Ltd. (The)	518,000	4,416,486
Wheelock & Co., Ltd.	251,000	1,955,143
Total		13,027,198
Total Real Estate		16,315,097
Telecommunication Services 2.4%
Diversified Telecommunication Services 0.6%
Frontier Communications Corp.(b)	121,089	227,647
Nippon Telegraph & Telephone Corp.	27,100	1,161,388
TDC A/S	181,204	972,596
Telecom Italia SpA, Savings Shares	2,847,450	2,033,182
Verizon Communications, Inc.(b)	39,248	1,801,876
Total		6,196,689
Wireless Telecommunication Services 1.8%
KDDI Corp.	300,500	7,967,479
NTT DoCoMo, Inc.	403,200	9,756,264
Vodafone Group PLC	574,284	1,480,558
Total		19,204,301
Total Telecommunication Services		25,400,990

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 1.2%
Electric Utilities 0.6%
Enel SpA	171,889	817,109
Exelon Corp.(b)	161,561	5,594,858
Total		6,411,967
Independent Power and Renewable Electricity Producers 0.2%
AES Corp. (The)(b)	155,608	1,759,927
Uniper SE(a)	25,097	411,986
Total		2,171,913
Multi-Utilities 0.4%
A2A SpA	1,001,012	1,488,399
Atco Ltd., Class I	19,118	695,645
E.ON SE	281,831	2,197,188
Total		4,381,232
Total Utilities		12,965,112
Total Common Stocks (Cost $709,516,877)		769,701,284

Limited Partnerships 0.6%

Energy 0.6%
Oil, Gas & Consumable Fuels 0.6%
Boardwalk Pipeline Partners LP(b)	152,469	2,765,787
Enterprise Products Partners LP	43,249	1,181,563
MPLX LP	26,000	915,980
Viper Energy Partners LP(b)	80,203	1,359,441
Total		6,222,771
Total Energy		6,222,771
Total Limited Partnerships (Cost $5,915,292)		6,222,771

Preferred Stocks —%
Issuer	Coupon Rate	Shares	Value ($)
Consumer Discretionary —%
Auto Components —%
Schaeffler AG	—	9,738	167,759
Total Consumer Discretionary			167,759
Total Preferred Stocks (Cost $156,853)			167,759
Money Market Funds 17.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.869%(d),(e)	187,098,394	187,098,394
Total Money Market Funds (Cost $187,097,891)		187,098,394
Total Investments (Cost $902,686,913)		963,190,208

Investments Sold Short (32.9)

Common Stocks (32.7)%
Issuer	Shares	Value ($)
Consumer Discretionary (5.5)%
Auto Components (0.2)%
Autoliv, Inc.	(12,463)	(1,248,668)
Nokian Renkaat OYJ	(4,887)	(210,275)
Total		(1,458,943)
Automobiles (0.5)%
Bayerische Motoren Werke AG(a)	(4,488)	(428,501)
Ferrari NV	(7,079)	(532,341)
Ferrari NV	(7,195)	(541,180)
Harley-Davidson, Inc.	(19,133)	(1,086,946)
Tesla Motors, Inc.(a)	(5,111)	(1,605,212)
Thor Industries, Inc.	(10,530)	(1,012,775)
Total		(5,206,955)
Hotels, Restaurants & Leisure (1.2)%
Buffalo Wild Wings, Inc.(a)	(7,438)	(1,171,857)
Cheesecake Factory, Inc. (The)	(22,259)	(1,428,137)
Chipotle Mexican Grill, Inc.(a)	(2,623)	(1,244,535)
Cracker Barrel Old Country Store, Inc.	(6,637)	(1,063,181)
Dunkin’ Brands Group, Inc.	(17,706)	(989,057)
Marriott International, Inc., Class A	(13,244)	(1,250,498)
Seaworld Entertainment, Inc.	(75,042)	(1,315,486)
Texas Roadhouse, Inc.	(16,454)	(771,364)
Wynn Resorts Ltd.	(29,755)	(3,660,163)
Total		(12,894,278)
Household Durables (0.1)%
Berkeley Group Holdings (The)	(22,203)	(936,913)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	19

Portfolio of Investments  (continued)
April 30, 2017
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Internet & Direct Marketing Retail (0.4)%
Netflix, Inc.(a)	(9,302)	(1,415,764)
Wayfair, Inc., Class A(a)	(27,159)	(1,241,438)
Yoox Net-A-Porter Group SpA(a)	(36,552)	(971,513)
Zalando SE(a)	(7,329)	(323,211)
Total		(3,951,926)
Leisure Products (0.3)%
Amer Sports Oyj	(7,851)	(174,035)
Mattel, Inc.	(54,263)	(1,216,576)
Shimano, Inc.	(12,200)	(1,867,136)
Total		(3,257,747)
Media (1.1)%
Altice NV, Class A(a)	(114,322)	(2,839,927)
Axel Springer SE	(2,647)	(148,523)
Eutelsat Communications SA	(35,368)	(837,177)
EW Scripps Co/The(a)	(47,660)	(1,061,865)
Liberty Global PLC LiLAC(a)	(20,071)	(438,351)
Pearson PLC	(169,174)	(1,400,139)
ProSiebenSat.1 Media SE	(21,691)	(921,256)
Schibsted ASA, Class A	(32,705)	(813,244)
SES SA FDR	(44,012)	(962,441)
Telenet Group Holding NV(a)	(10,644)	(646,510)
Television Francaise 1	(105,495)	(1,293,950)
Total		(11,363,383)
Multiline Retail (0.5)%
Dollar General Corp	(13,980)	(1,016,486)
Dollarama, Inc.	(10,032)	(878,227)
Don Quijote Holdings Co., Ltd.	(61,700)	(2,247,973)
Isetan Mitsukoshi Holdings Ltd.	(45,300)	(495,002)
Next PLC(a)	(16,078)	(896,483)
Total		(5,534,171)
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail (0.6)%
CarMax, Inc.(a)	(23,225)	(1,358,663)
Dufry AG, Registered Shares(a)	(1,853)	(303,557)
Fielmann AG	(5,594)	(427,645)
Hennes & Mauritz AB, Class B	(141,738)	(3,510,925)
Monro Muffler Brake, Inc.	(17,117)	(887,516)
Total		(6,488,306)
Textiles, Apparel & Luxury Goods (0.6)%
Cie Financiere Richemont SA, Class A, Registered Shares	(8,417)	(703,390)
Columbia Sportswear Co.	(14,936)	(845,676)
Gildan Activewear Inc	(44,714)	(1,253,781)
Gildan Activewear, Inc.(a)	(18,173)	(509,491)
HUGO BOSS AG(a)	(2,394)	(182,102)
Luxottica Group SPA	(9,770)	(566,179)
Salvatore Ferragamo SpA	(22,990)	(736,515)
Swatch Group AG (The)	(1,849)	(740,157)
Under Armour, Inc., Class A(a)	(47,865)	(1,028,619)
Total		(6,565,910)
Total Consumer Discretionary		(57,658,532)
Consumer Staples (1.7)%
Beverages (0.4)%
Anheuser-Busch InBev SA/NV	(27,676)	(3,117,247)
Boston Beer Co., Inc. (The), Class A(a)	(6,947)	(1,002,800)
Heineken NV	(587)	(52,336)
Remy Cointreau SA	(4,321)	(435,950)
Total		(4,608,333)
Food & Staples Retailing (0.3)%
Caseys General Stores, Inc.	(9,472)	(1,061,527)
Empire Co., Ltd., Class A(a)	(24,827)	(382,486)
Pricesmart, Inc.	(11,137)	(968,362)
Whole Foods Market, Inc.	(24,898)	(905,540)
Total		(3,317,915)

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products (0.7)%
Aryzta AG	(17,783)	(577,456)
B&G Foods, Inc.	(32,265)	(1,355,130)
Chocoladefabriken Lindt & Spruengli AG	(344)	(1,934,352)
McCormick & Co., Inc.	(11,878)	(1,186,612)
Snyders-Lance, Inc.	(13,082)	(461,271)
TreeHouse Foods, Inc.(a)	(14,541)	(1,273,792)
Total		(6,788,613)
Household Products (0.1)%
Colgate-Palmolive Co.	(8,454)	(609,026)
Personal Products (0.2)%
Coty, Inc., Class A	(57,586)	(1,027,910)
Unilever NV	(22,059)	(1,156,869)
Total		(2,184,779)
Total Consumer Staples		(17,508,666)
Energy (5.0)%
Energy Equipment & Services (2.1)%
Core Laboratories NV	(41,380)	(4,585,732)
Halliburton Co.	(42,480)	(1,948,982)
National Oilwell Varco, Inc.(a)	(34,399)	(1,202,933)
Saipem SpA(a)	(10,208,976)	(4,399,323)
Schlumberger Ltd.	(39,777)	(2,887,413)
TechnipFMC PLC(a)	(27,053)	(815,107)
Tenaris SA	(265,783)	(4,163,259)
Transocean Ltd.(a)	(91,758)	(1,012,091)
Weatherford International PLC(a)	(188,187)	(1,085,839)
Total		(22,100,679)
Oil, Gas & Consumable Fuels (2.9)%
AltaGas, Ltd.	(19,224)	(430,799)
Anadarko Petroleum Corp.(a)	(24,459)	(1,394,652)
Apache Corp.	(24,927)	(1,212,449)
Cameco Corp.(a)	(96,476)	(925,146)
Carrizo Oil & Gas Inc(a)	(40,119)	(1,008,993)
Cenovus Energy, Inc.	(33,127)	(330,287)
Cheniere Energy, Inc.(a)	(110,206)	(4,997,842)
Concho Resources, Inc.(a)	(3,885)	(492,074)
Continental Resources, Inc.(a)	(10,861)	(460,615)
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Enbridge, Inc.(a)	(16,045)	(665,050)
EP Energy Corp.(a)	(99,126)	(448,050)
Hess Corp.	(94,663)	(4,622,394)
Hollyfrontier Corp.	(55,998)	(1,575,784)
Imperial Oil Ltd.	(6,153)	(178,994)
International Petroleum Corp.(a)	(37,538)	(136,466)
Keyera Corp.(a)	(9,001)	(249,117)
Laredo Petroleum, Inc.(a)	(95,882)	(1,233,043)
Lundin Petroleum AB(a)	(112,614)	(2,149,981)
Matador Resources Co.(a)	(55,672)	(1,206,969)
Murphy Oil Corp.	(22,876)	(598,894)
Neste OYJ	(27,340)	(1,116,507)
PrairieSky Royalty, Ltd.(a)	(7,323)	(159,598)
Statoil ASA	(12,029)	(198,522)
Suncor Energy, Inc.(a)	(38,300)	(1,200,303)
Tallgrass Energy GP LP	(27,636)	(744,790)
Transcanada Corp.	(11,041)	(512,640)
Ultra Petroleum Corp.(a)	(74,915)	(839,048)
Whitecap Resources, Inc.	(5,677)	(40,174)
Whiting Petroleum Corp.(a)	(121,771)	(1,010,699)
Total		(30,139,880)
Total Energy		(52,240,559)
Financials (5.0)%
Banks (2.6)%
Banco BPM SpA	(535,354)	(1,557,040)
Banco Comercial Portugues SA(a)	(603,721)	(134,683)
BancorpSouth, Inc.	(27,642)	(841,699)
Bankinter SA	(88,347)	(777,878)
BOK Financial Corp.	(9,122)	(768,893)
CaixaBank SA	(125,588)	(570,331)
Canadian Western Bank	(43,091)	(846,952)
Commerzbank AG(a)	(90,153)	(883,342)
Community Bank System, Inc.	(20,464)	(1,144,961)
Cullen/Frost Bankers, Inc.	(7,108)	(670,924)
CVB Financial Corp.	(45,079)	(971,002)
FinecoBank Banca Fineco SpA	(24,732)	(175,922)
First Financial Bankshares, Inc.	(46,401)	(1,853,720)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	21

Portfolio of Investments  (continued)
April 30, 2017
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Glacier Bancorp, Inc.	(25,446)	(859,566)
Home Bancshares, Inc.	(26,001)	(661,725)
M&T Bank Corp.	(4,297)	(667,797)
MB Financial, Inc.	(20,671)	(878,724)
People’s United Financial, Inc.	(49,518)	(865,079)
Prosperity Bancshares, Inc.	(9,930)	(667,296)
Royal Bank of Scotland Group PLC(a)	(1,354,118)	(4,654,725)
Trustmark Corp.	(28,572)	(949,162)
UMB Financial Corp.	(10,864)	(787,531)
UniCredit SpA	(81,390)	(1,324,552)
United Bankshares, Inc.	(41,562)	(1,658,324)
Valley National Bancorp	(59,014)	(694,005)
Westamerica Bancorporation	(29,093)	(1,600,697)
Total		(27,466,530)
Capital Markets (1.0)%
Aberdeen Asset Management PLC	(157,617)	(569,566)
Azimut Holding SpA	(56,564)	(1,104,143)
Banca Generali SpA	(24,898)	(715,733)
CI Financial Corp.(a)	(8,818)	(172,478)
Credit Suisse Group AG, Registered Shares(a)	(73,048)	(1,110,770)
Deutsche Bank AG	(7,202)	(129,680)
Eaton Vance Corp.	(36,071)	(1,548,528)
Factset Research Systems, Inc.	(7,277)	(1,188,043)
Financial Engines, Inc.	(26,867)	(1,141,848)
GAM Holding AG	(10,582)	(135,598)
Hargreaves Lansdown PLC	(55,555)	(991,537)
Japan Exchange Group, Inc.	(34,100)	(478,143)
Thomson Reuters Corp.(a)	(1,647)	(74,842)
WisdomTree Investments, Inc.	(67,377)	(562,598)
Total		(9,923,507)
Consumer Finance (0.0)%
Acom Co., Ltd.(a)	(69,800)	(310,036)
Diversified Financial Services (0.3)%
Element Fleet Management Corp.(a)	(56,658)	(497,659)
Kinnevik AB(a)	(109,331)	(2,918,028)
Onex Corp.(a)	(1,459)	(105,269)
Total		(3,520,956)
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance (1.0)%
Cincinnati Financial Corp.	(14,356)	(1,034,924)
Fairfax Financial Holdings Ltd.(a)	(683)	(312,217)
Hiscox, Ltd.	(77,412)	(1,134,988)
Mercury General Corp.	(18,712)	(1,150,601)
RLI Corp.	(17,137)	(980,579)
Sampo OYJ	(983)	(47,104)
St. James’s Place PLC	(83,609)	(1,243,173)
Willis Towers Watson PLC	(38,124)	(5,056,005)
Total		(10,959,591)
Thrifts & Mortgage Finance (0.1)%
New York Community Bancorp, Inc.	(54,531)	(724,717)
Total Financials		(52,905,337)
Health Care (2.5)%
Biotechnology (0.3)%
Alnylam Pharmaceuticals, Inc.(a)	(36,243)	(1,942,625)
Juno Therapeutics, Inc.(a)	(34,260)	(854,444)
TESARO Inc(a)	(4,346)	(641,426)
Total		(3,438,495)
Health Care Equipment & Supplies (0.8)%
Coloplast A/S, Class B	(25,243)	(2,160,807)
Elekta AB, Class B	(94,905)	(990,592)
Getinge AB	(4,335)	(84,720)
IDEXX Laboratories, Inc.(a)	(5,977)	(1,002,522)
Intuitive Surgical, Inc.(a)	(1,771)	(1,480,326)
Sonova Holding AG, Registered Shares	(5,334)	(788,574)
West Pharmaceutical Services	(14,925)	(1,373,548)
Wright Medical Group NV(a)	(32,622)	(991,382)
Total		(8,872,471)
Health Care Providers & Services (0.2)%
AmerisourceBergen Corp.	(11,251)	(923,145)
Henry Schein, Inc.(a)	(3,689)	(641,148)
Total		(1,564,293)

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Technology (0.5)%
athenahealth, Inc.(a)	(8,528)	(835,829)
Medidata Solutions, Inc.(a)	(41,241)	(2,698,399)
Veeva Systems Inc., Class A(a)	(34,513)	(1,850,587)
Total		(5,384,815)
Life Sciences Tools & Services (0.1)%
Illumina, Inc.(a)	(4,937)	(912,654)
QIAGEN NV	(4,988)	(149,147)
Total		(1,061,801)
Pharmaceuticals (0.6)%
Bristol-Myers Squibb Co.	(24,581)	(1,377,765)
Chugai Pharmaceutical Co., Ltd.	(28,500)	(1,012,722)
Eli Lilly & Co.	(16,267)	(1,334,870)
Ono Pharmaceutical Co., Ltd.	(40,900)	(843,634)
Takeda Pharmaceutical Co., Ltd.(a)	(15,400)	(738,794)
Valeant Pharmaceuticals International, Inc.(a)	(55,279)	(512,274)
Total		(5,820,059)
Total Health Care		(26,141,934)
Industrials (2.6)%
Aerospace & Defense (0.4)%
Airbus Group SE(a)	(17,469)	(1,412,521)
Bombardier, Inc., Class B(a)	(140,630)	(217,376)
MTU Aero Engines AG	(8,378)	(1,201,458)
Rolls-Royce Holdings PLC(a),(f)	(8,160,101)	(10,569)
Rolls-Royce Holdings PLC	(114,931)	(1,208,731)
Total		(4,050,655)
Air Freight & Logistics (0.1)%
Panalpina Welttransport Holding AG, Registered Shares	(8,278)	(1,095,691)
Singapore Post, Ltd.	(297,100)	(293,169)
Total		(1,388,860)
Airlines (0.0)%
International Consolidated Airlines Group SA(a)	(58,867)	(426,936)
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products (0.1)%
ASSA ABLOY AB, Class B	(17,648)	(382,357)
Trex Company, Inc.(a)	(3,735)	(273,365)
Total		(655,722)
Commercial Services & Supplies (0.4)%
Bilfinger SE(a)	(3,036)	(131,888)
Mobile Mini, Inc.	(30,672)	(880,286)
Multi-Color Corp(a)	(13,111)	(1,006,925)
Rollins, Inc.	(17,651)	(685,388)
Waste Connections, Inc.	(8,141)	(748,945)
Waste Connections, Inc.(a)	(10,259)	(944,033)
Total		(4,397,465)
Construction & Engineering (0.0)%
WSP Global, Inc.	(6,228)	(226,892)
Electrical Equipment (0.0)%
Nordex SE(a)	(26,818)	(404,306)
Industrial Conglomerates (0.1)%
Keppel Corp., Ltd.	(49,500)	(230,151)
Sembcorp Industries, Ltd.	(198,400)	(429,876)
Total		(660,027)
Machinery (0.9)%
Actuant Corp., Class A(a)	(47,666)	(1,301,282)
Alfa Laval AB	(2,244)	(46,034)
Deere & Co.	(10,634)	(1,186,861)
Duerr AG	(855)	(85,219)
Flowserve Corp.	(8,190)	(416,625)
GEA Group AG	(16,329)	(694,411)
Krones AG(a)	(1,124)	(133,457)
MAN SE	(3,426)	(359,908)
Metso OYJ	(17,551)	(629,566)
Middleby Corp.(a)	(9,963)	(1,356,263)
OC Oerlikon Corp. AG, Registered Shares	(10,546)	(126,658)
Sun Hydraulics Corp.	(19,666)	(763,828)
Toro Co.	(15,621)	(1,014,115)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	23

Portfolio of Investments  (continued)
April 30, 2017
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Wabtec Corp.(a)	(8,333)	(699,055)
Wartsila OYJ	(10,521)	(640,643)
Total		(9,453,925)
Marine (0.1)%
Kuehne + Nagel International AG, Registered Shares	(6,442)	(973,745)
Professional Services (0.1)%
Stantec, Inc.(a)	(24,053)	(617,250)
Road & Rail (0.3)%
DSV A/S(a)	(10,825)	(603,058)
Heartland Express, Inc.(a)	(42,636)	(857,836)
JB Hunt Transport Services, Inc.	(9,622)	(862,709)
Old Dominion Freight Line(a)	(10,096)	(893,698)
Total		(3,217,301)
Trading Companies & Distributors (0.0)%
Finning International, Inc.	(3,087)	(58,707)
Transportation Infrastructure (0.1)%
Fraport AG Frankfurt Airport Services Worldwide	(11,670)	(917,816)
Total Industrials		(27,449,607)
Information Technology (5.1)%
Communications Equipment (0.9)%
Arista Networks, Inc.(a)	(13,736)	(1,918,095)
F5 Networks, Inc.(a)	(4,794)	(619,049)
Nokia OYJ	(827,927)	(4,734,769)
Palo Alto Networks, Inc.(a)	(8,868)	(961,380)
Telefonaktiebolaget LM Ericsson	(172,758)	(1,113,712)
Viasat, Inc.(a)	(8,944)	(572,684)
Total		(9,919,689)
Electronic Equipment, Instruments & Components (0.8)%
Cognex Corp.(a)	(16,600)	(1,416,644)
Hexagon AB, Class B(a)	(54,012)	(2,352,007)
Itron, Inc.(a)	(28,281)	(1,834,023)
National Instruments Corp.	(85,220)	(2,975,030)
Total		(8,577,704)
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Internet Software & Services (0.7)%
2U, Inc.(a)	(25,922)	(1,176,859)
58.Com, Inc., ADR(a)	(19,869)	(786,415)
Cimpress NV(a)	(17,669)	(1,450,272)
Costar Group, Inc.(a)	(4,348)	(1,047,390)
Just Eat PLC(a)	(144,110)	(1,076,977)
United Internet AG, Registered Shares	(30,933)	(1,423,795)
Total		(6,961,708)
IT Services (0.5)%
Acxiom Corp.(a)	(30,059)	(868,705)
DH Corp.	(6,415)	(119,319)
Infosys Ltd., ADR	(66,659)	(970,555)
Nets A/S(a)	(4,313)	(78,450)
Sabre Corp.	(29,763)	(696,752)
Wipro, Ltd., ADR(a)	(192,861)	(1,899,681)
Wirecard AG(a)	(6,683)	(394,637)
Total		(5,028,099)
Semiconductors & Semiconductor Equipment (0.4)%
ams AG(a)	(13,761)	(885,130)
Cavium, Inc.(a)	(14,024)	(965,552)
Infineon Technologies AG	(45,988)	(951,800)
United Microelectronics Corp., ADR	(574,961)	(1,115,424)
Total		(3,917,906)
Software (1.6)%
ACI Worldwide, Inc.(a)	(97,863)	(2,103,076)
Blackbaud, Inc.	(30,412)	(2,445,429)
Dassault Systemes	(19,309)	(1,723,257)
Guidewire Software, Inc.(a)	(29,793)	(1,831,971)
Nintendo Co., Ltd.(a)	(4,100)	(1,037,569)
Proofpoint, Inc.(a)	(18,114)	(1,365,252)
Salesforce.com, Inc.(a)	(17,756)	(1,529,147)
Snap Inc(a)	(28,749)	(648,290)
Ultimate Software Group, Inc.(a)	(8,576)	(1,738,098)
Workday, Inc., Class A(a)	(23,905)	(2,089,297)
Total		(16,511,386)

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals (0.2)%
Blackberry Ltd.(a)	(82,494)	(770,520)
Electronics for Imaging, Inc.(a)	(31,545)	(1,444,130)
Total		(2,214,650)
Total Information Technology		(53,131,142)
Materials (2.1)%
Chemicals (1.2)%
Air Liquide SA(a)	(39,552)	(4,765,088)
Balchem Corp.(a)	(12,693)	(1,030,164)
Cf Industries Holdings, Inc.	(20,925)	(559,535)
Christian Hansen Holding A/S	(15,962)	(1,075,783)
HB Fuller Co.	(15,067)	(795,990)
Hexpol AB	(15,143)	(168,316)
Ingevity Corp.(a)	(14,639)	(925,624)
Newmarket Corp.	(2,915)	(1,372,090)
Novozymes A/S, Class B	(44,577)	(1,925,854)
Potash Corp. of Saskatchewan, Inc.	(26,596)	(448,511)
Symrise AG	(2,308)	(161,581)
Total		(13,228,536)
Construction Materials (0.1)%
James Hardie Industries PLC	(55,296)	(935,628)
Containers & Packaging (0.5)%
AptarGroup, Inc.	(17,248)	(1,385,014)
Ball Corp.	(27,982)	(2,151,536)
Bemis Co., Inc.	(13,718)	(616,350)
Sonoco Products Co.	(24,777)	(1,296,085)
Total		(5,448,985)
Metals & Mining (0.3)%
Agnico Eagle Mines Ltd	(1,183)	(56,548)
Antofagasta PLC(a)	(64,632)	(701,501)
Eldorado Gold Corp.(a)	(64,876)	(237,157)
First Quantum Minerals Ltd(a)	(4,919)	(46,882)
Franco-Nevada Corp.	(7,579)	(515,464)
Goldcorp, Inc.(a)	(16,495)	(229,834)
Kinross Gold Corp.(a)	(207,592)	(724,496)
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Silver Wheaton Corp.	(11,856)	(236,590)
Yamana Gold, Inc.	(13,708)	(36,855)
Total		(2,785,327)
Total Materials		(22,398,476)
Real Estate (2.2)%
Equity Real Estate Investment Trusts (REITS) (1.7)%
Equinix, Inc.	(22,083)	(9,224,069)
Pebblebrook Hotel Trust	(26,478)	(787,985)
SBA Communications Corp.(a)	(61,573)	(7,788,369)
Total		(17,800,423)
Real Estate Management & Development (0.5)%
Hulic Co., Ltd.	(179,900)	(1,696,594)
Mitsubishi Estate Co., Ltd.	(212,000)	(4,059,334)
Total		(5,755,928)
Total Real Estate		(23,556,351)
Telecommunication Services (0.8)%
Diversified Telecommunication Services (0.5)%
Cogent Communications Group	(40,029)	(1,801,305)
Elisa OYJ	(6,838)	(232,919)
Frontier Communications Corp.	(197,091)	(370,531)
Koninklijke KPN NV	(16,500)	(47,719)
Numericable Group	(10,024)	(328,229)
TalkTalk Telecom Group PLC	(196,713)	(492,240)
Telefonica Deutschland Holdi	(150,078)	(727,486)
Telefonica SA, ADR	(61,084)	(678,032)
Total		(4,678,461)
Wireless Telecommunication Services (0.3)%
Millicom International Cellular SA, SDR	(9,910)	(543,762)
Sprint Corp.(a)	(205,463)	(1,855,331)
Tele2 AB, Class B	(90,483)	(911,235)
Total		(3,310,328)
Total Telecommunication Services		(7,988,789)
Utilities (0.2)%
Electric Utilities (0.0)%
Terna Rete Elettrica Nazionale SpA	(79,861)	(402,775)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	25

Portfolio of Investments  (continued)
April 30, 2017
Investments Sold Short (continued)

Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers (0.1)%
Ormat Technologies, Inc.	(15,643)	(923,876)
Multi-Utilities (0.1)%
Canadian Utilities Ltd., Class A	(3,030)	(87,345)
E.ON SE	(142,336)	(1,109,668)
Total		(1,197,013)
Total Utilities		(2,523,664)
Total Common Stocks (Proceeds $319,407,704)		(343,503,057)

Preferred Stocks (0.2)%
Issuer	Coupon Rate	Shares	Value ($)
Consumer Discretionary (0.1)%
Automobiles (0.1)%
Volkswagen AG(a)	—	(9,522)	(1,509,690)
Total Consumer Discretionary			(1,509,690)
Preferred Stocks (continued)
Issuer	Coupon Rate	Shares	Value ($)
Health Care (0.1)%
Health Care Equipment & Supplies (0.1)%
Sartorius AG(a)	—	(8,174)	(748,465)
Total Health Care			(748,465)
Total Preferred Stocks (Proceeds $1,982,866)			(2,258,155)
Total Investments Sold Short (Proceeds $321,390,570)			(345,761,212)

Total Investments, Net of Investments Sold Short	617,428,996
Other Assets & Liabilities, Net	434,461,842
Net Assets	1,051,890,838

At April 30, 2017, securities and/or cash totaling $745,877,906 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts open at April 30, 2017
Counterparty	Exchange date	Currency to be delivered	Currency to be received	Unrealized appreciation ($)	Unrealized depreciation ($)
Citi	6/21/2017	38,000 AUD	29,142 USD	714	—
Citi	6/21/2017	418,000 CAD	313,033 USD	6,580	—
Citi	6/21/2017	187,000 CHF	188,801 USD	255	—
Citi	6/21/2017	83,000 CHF	83,243 USD	—	(443)
Citi	6/21/2017	168,000 DKK	24,198 USD	—	(471)
Citi	6/21/2017	174,000 EUR	187,864 USD	—	(2,170)
Citi	6/21/2017	219,000 GBP	273,158 USD	—	(10,911)
Citi	6/21/2017	69,000 ILS	18,936 USD	—	(147)
Citi	6/21/2017	65,225,000 JPY	590,720 USD	4,416	—
Citi	6/21/2017	1,564,000 NOK	183,903 USD	1,636	—
Citi	6/21/2017	13,000 NZD	9,050 USD	136	—
Citi	6/21/2017	1,476,000 SEK	167,865 USD	772	—
Citi	6/21/2017	114,000 SEK	12,735 USD	—	(171)
Citi	6/21/2017	7,000 SGD	4,935 USD	—	(78)
Citi	6/21/2017	4,636,036 USD	6,049,000 AUD	—	(110,658)
Citi	6/21/2017	5,866,550 USD	7,800,000 CAD	—	(148,061)
Citi	6/21/2017	5,443,540 USD	5,462,000 CHF	63,641	—
Citi	6/21/2017	1,249,200 USD	8,727,000 DKK	32,310	—
Citi	6/21/2017	14,644,460 USD	13,755,000 EUR	378,019	—
Citi	6/21/2017	10,937,675 USD	8,762,000 GBP	427,658	—
Citi	6/21/2017	2,106,686 USD	16,332,000 HKD	—	(4,729)
Citi	6/21/2017	413,094 USD	1,522,000 ILS	7,835	—
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Investments in derivatives  (continued)
Forward foreign currency exchange contracts open at April 30, 2017 (continued)
Counterparty	Exchange date	Currency to be delivered	Currency to be received	Unrealized appreciation ($)	Unrealized depreciation ($)
Citi	6/21/2017	14,534,305 USD	1,634,100,000 JPY	154,533	—
Citi	6/21/2017	4,532 USD	39,000 NOK	13	—
Citi	6/21/2017	295,820 USD	2,474,000 NOK	—	(7,501)
Citi	6/21/2017	110,613 USD	156,000 NZD	—	(3,642)
Citi	6/21/2017	2,337,369 USD	20,896,000 SEK	28,188	—
Citi	6/21/2017	8,069 USD	71,000 SEK	—	(32)
Citi	6/21/2017	950,269 USD	1,338,000 SGD	7,907	—
Total				1,114,613	(289,014)
Futures contracts outstanding at April 30, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
Amsterdam IDX	36	EUR	4,052,064	05/2017	87,128	—
CAC40 Index	115	EUR	6,532,803	05/2017	299,470	—
DAX Index	18	EUR	6,111,380	06/2017	208,211	—
FTSE 100 Index	120	GBP	11,136,123	06/2017	—	(137,228)
FTSE/MIB Index(1)	13	EUR	1,436,269	06/2017	81,269	—
Hang Seng Index	14	HKD	2,210,327	05/2017	30,301	—
IBEX 35 Index	19	EUR	2,220,341	05/2017	98,723	—
MSCI Singapore IX ETS	34	SGD	845,772	05/2017	14,967	—
OMXS30 Index	104	SEK	1,899,811	05/2017	78,957	—
S&P 500 E-mini	848	USD	100,933,200	06/2017	659,149	—
S&P/TSX 60 Index	38	CAD	5,104,341	06/2017	33,866	—
SPI 200 Index	46	AUD	5,091,803	06/2017	137,783	—
TOPIX Index	104	JPY	14,274,053	06/2017	—	(30,559)
Total			161,848,287		1,729,824	(167,787)

(1)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2017, the value of these futures amounted to $81,269, which represents less than 0.01% of net assets.

Total return swap contracts outstanding at April 30, 2017
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Macquarie	Floating rate based on 1-month USD LIBOR minus 0.500%	Total return on China Resources Beer Holdings Co., Ltd.	10/17/2017	HKD	11,628,000	—	—	23,308	—
Macquarie	Floating rate based on 1-month HKD HIBOR minus 0.500%	Total return on Hang Seng Bank Ltd.	10/17/2017	HKD	1,834,731	—	—	—	(5,145)
Macquarie	Floating rate based on 1-month HKD HIBOR minus 0.500%	Total return on Hang Seng Bank Ltd.	10/17/2017	HKD	4,500,800	—	—	—	(8,724)
Macquarie	Floating rate based on 1-month HKD HIBOR minus 1.000%	Total return on Bank of East Asia Ltd. (The)	10/17/2017	HKD	7,789,310	—	—	—	(39,215)
Macquarie	Floating rate based on 1-month HKD HIBOR minus 1.500%	Total return on Semiconductor Manufacturing International Corp.	10/17/2017	HKD	14,076,774	—	—	—	(146,331)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	27

Portfolio of Investments  (continued)
April 30, 2017
Total return swap contracts outstanding at April 30, 2017 (continued)
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Macquarie	Total return on Samsung Electronics Co., Ltd.	Floating rate based on 1-month USD LIBOR plus 0.800%	10/20/2017	USD	4,544,114	—	—	419,238	—
Macquarie	Floating rate based on 1-month USD LIBOR minus 0.750%	Total return on Innolux Corp.	10/20/2017	USD	1,069,189	—	—	32,555	—
Macquarie	Floating rate based on 1-month USD LIBOR minus 7.000%	Total return on AU Optronics Corp.	10/20/2017	USD	1,334,225	—	—	—	(28,448)
Macquarie	Floating rate based on 1-month USD LIBOR minus 0.500%	Total return on Hyundai Motor Co.	4/13/2018	USD	1,552,173	—	—	—	(38,102)
Total						—	—	475,101	(265,965)

Total return swap contracts on futures at April 30, 2017
Counterparty	Reference instrument	Expiration date	Trading currency	Notional amount ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley International	MSCI Singapore Index ETS May 2017	05/2017	SGD	74,627	879	—
Morgan Stanley International	Swiss Market Index Jun 2017	06/2017	CHF	5,890,613	197,329	—
Total					198,208	—
Total return basket swap contracts outstanding at April 30, 2017
Counterparty	Description	Termination date	Net unrealized appreciation (depreciation) ($)
JPMorgan	The Fund receives the total return on a portfolio of long and short positions and pays the AUD BBSW 1-month, HKD HIBOR 1-month, or JPY LIBOR 1-month based on the local currencies of the positions within the swap.	1/14/2021	543,047
Additional information — Total return basket swaps
The following table represents the individual long and short positions and related values within the total return basket swap as of April 30, 2017:

Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Common Stocks
Australia
Adelaide Brighton Ltd.	74,776	331,518	16,097
AGL Energy Ltd.	67,262	1,346,642	(55,202)
Ansell Ltd.	3,083	54,880	(75)
Aristocrat Leisure Ltd.	63,661	935,542	20,694
Aurizon Holdings Ltd.	42,576	164,179	(2,838)
Bendigo & Adelaide Bank Ltd.	10,452	96,187	3,427
Boral Ltd.	9,824	45,284	1,765
Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Caltex Australia Ltd.	4,567	101,941	1,131
Coca-Cola Amatil Ltd.	59,021	413,644	(67,327)
Cochlear Ltd.	841	88,036	429
Fortescue Metals Group Ltd.	118,435	469,435	13,723
Harvey Norman Holdings Ltd.	52,988	166,204	(5,236)
Leighton Holdings Ltd.	17,730	491,349	7,769
LendLease Group	26,058	312,844	(757)
Newcrest Mining Ltd.	30,557	490,236	(63,691)
Orica Ltd.	7,101	98,381	2,133
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Origin Energy Ltd.	27,301	146,914	(5,808)
Santos Ltd.	66,782	173,373	(12,408)
South32 Ltd.	282,545	585,517	(10,399)
Suncorp Group Ltd.	51,563	531,545	9,226
Treasury Wine Estates Ltd.	21,918	196,788	(3,365)
Woodside Petroleum Ltd.	3,575	86,056	(3,155)
Total Australia			(153,867)
China
WH Group Ltd.	452,000	403,253	2,628
Hong Kong
Cheung Kong Property Holding Ltd.	73,000	522,623	11,292
CLP Holdings Ltd.	28,500	300,567	6,348
Henderson Land Development Co., Ltd.	8,000	50,644	(298)
Kerry Properties Ltd.	143,000	534,577	(11,775)
New World Development Co., Ltd.	517,000	642,894	(6,885)
Sino Land Co., Ltd.	196,000	331,682	1,886
SJM Holdings Ltd.	80,000	77,555	3,458
Sun Hung Kai Properties Ltd.	35,000	524,475	(7,714)
Wharf Holdings Ltd. (The)	35,000	298,411	2,826
Wheelock & Co., Ltd.	76,000	591,995	(2,919)
Xinyi Glass Holdings Ltd.	626,000	554,719	3,897
Yue Yuen Industrial Holdings Ltd.	104,500	413,118	(17,731)
Total Hong Kong			(17,615)
Japan
Advantest Corp.	13,900	259,742	17,897
Aisin Seiki Co., Ltd.	5,900	288,965	18,867
Alfresa Holdings Corp.	32,000	577,845	3,966
Amada Holdings Co., Ltd.	89,900	1,068,851	39,338
Aozora Bank Ltd.	334,000	1,217,000	33,130
Asahi Glass Co., Ltd.	5,000	43,323	2,770
Asahi Group Holdings Ltd.	3,400	128,465	(8,187)
Asahi Kasei Corp.	95,000	905,882	14,574
Astellas Pharma, Inc.	76,900	1,014,089	(61,894)
Bandai Namco Holdings, Inc.	46,800	1,468,893	44,892
Brother Industries Ltd.	7,100	146,087	4,421
Century Tokyo Leasing Corp.	10,900	375,703	4,849
Chubu Electric Power Co., Inc.	68,700	922,431	(2,712)
Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Citizen Watch Co., Ltd.	116,400	772,253	44,540
Cosmos Pharmaceutical Corp.	600	121,402	(2,225)
Daicel Corp.	5,100	58,546	659
Daiichi Sankyo Co., Ltd.	19,000	422,253	(213)
Dainippon Sumitomo Pharma Co., Ltd.	70,000	1,149,621	(124)
DeNA Co., Ltd.	6,600	141,486	1,703
Disco Corp.	1,500	237,267	14,594
Ezaki Glico Co., Ltd.	2,800	147,554	(120)
Fuji Electric Co., Ltd.	51,000	279,545	(248)
FUJIFILM Holdings Corp.	16,600	616,103	(20,163)
Fujitsu Ltd.	242,000	1,510,642	49,783
Fukuoka Financial Group, Inc.	41,000	187,037	10,116
GungHo Online Entertainment, Inc.	35,600	79,871	(1,961)
Gunma Bank Ltd. (The)	152,600	818,573	30,634
Hakuhodo DY Holdings, Inc.	44,400	541,198	2,855
Hankyu Hanshin Holdings, Inc.	1,500	49,550	(932)
Haseko Corp.	54,000	616,395	37,833
Hikari Tsushin, Inc.	2,200	211,294	(385)
Hirose Electric Co., Ltd.	1,200	161,281	624
Hitachi Chemical Co., Ltd.	61,000	1,746,987	87,211
Hitachi Construction Machine Co., Ltd.	1,800	46,404	3,816
Hitachi High-Technologies Corp.	36,400	1,453,057	50,152
Hitachi Metals Ltd.	11,300	158,249	9,464
Ibiden Co., Ltd.	9,000	158,423	25,068
Idemitsu Kosan Co., Ltd.	31,900	1,019,905	(27,202)
Inpex Corp.	100,000	958,243	(17,153)
Ito En Ltd.	9,300	337,227	(9,631)
ITOCHU Corp.	46,800	662,219	15,378
ITOCHU Techno-Solutions Corp.	34,500	1,004,466	(7,806)
Japan Airlines Co., Ltd.	18,700	590,572	4,683
JTEKT Corp.	9,100	143,543	4,847
JX Holdings, Inc.	212,600	959,258	(19,777)
Kajima Corp.	105,000	712,973	9,618
Kamigumi Co., Ltd.	48,000	436,185	1,129
Kaneka Corp.	44,000	346,933	12,232
Kewpie Corp.	5,300	134,859	(2,656)
Keyence Corp.	300	120,604	250
Kobayashi Pharmaceutical Co., Ltd.	2,700	141,638	3,221

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	29

Portfolio of Investments  (continued)
April 30, 2017
Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Konami Holdings Corp.	16,000	666,037	(7,422)
Konica Minolta, Inc.	35,600	315,154	9,556
Kuraray Co., Ltd.	46,400	748,855	37,807
Kurita Water Industries Ltd.	3,600	92,962	1,514
Kyushu Financial Group, Inc.	55,100	343,555	6,213
Lion Corp.	40,000	722,801	(12,251)
Makita Corp.	4,000	142,719	1,093
Marubeni Corp.	30,600	188,610	3,862
Maruichi Steel Tube Ltd.	15,400	436,701	(4,901)
Matsumotokiyoshi Holdings Co., Ltd.	15,700	787,401	(20,363)
Mazda Motor Corp.	7,800	115,224	10,006
Mebuki Financial Group, Inc.	28,500	111,829	2,775
Medipal Holdings Corp.	15,200	251,833	1,385
Miraca Holdings, Inc.	10,300	474,893	(4,707)
Mitsubishi Corp.	41,900	904,206	3,079
Mitsubishi Electric Corp.	47,200	658,743	16,818
Mitsubishi Gas Chemical Co., Inc.	63,500	1,357,831	80,655
Mitsubishi Tanabe Pharma Corp.	41,900	851,109	(38,235)
Mitsubishi UFJ Lease & Finance Co., Ltd.	125,900	657,937	13,665
Mitsui & Co., Ltd.	8,200	115,789	34
Mitsui Chemicals, Inc.	311,000	1,591,293	79,513
Mixi, Inc.	8,400	465,983	36,128
Mizuho Financial Group, Inc.	502,400	918,352	42,840
MS&AD Insurance Group Holdings, Inc.	37,400	1,219,392	17,268
Nexon Co., Ltd.	4,900	83,395	6,101
NGK Insulators Ltd.	2,000	42,792	(613)
NH Foods Ltd.	24,000	684,071	12,025
NHK Spring Co., Ltd.	20,100	224,535	9,737
Nippon Express Co., Ltd.	195,000	1,070,449	42,004
Nippon Shinyaku Co., Ltd.	9,300	494,563	21,947
Nippon Shokubai Co., Ltd.	4,800	322,439	9,977
Nippon Telegraph & Telephone Corp.	22,000	942,824	(22,738)
Nitori Co., Ltd.	3,200	416,360	(19,434)
Nitto Denko Corp.	1,600	120,481	1,073
Obayashi Corp.	41,700	404,861	11,526
Oji Holdings Corp.	15,000	72,600	2,479
Omron Corp.	1,700	71,174	(1,948)
Oracle Corp. Japan	5,500	316,880	(7,679)
Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
ORIX Corp.	2,800	42,792	(465)
Osaka Gas Co., Ltd.	61,000	228,337	(9,296)
Otsuka Corp.	1,600	85,704	(3,107)
Pola Orbis Holdings, Inc.	3,100	71,588	(1,277)
Resona Holdings, Inc.	325,600	1,810,073	131,182
Rohm Co., Ltd.	3,700	259,843	20,352
Sankyo Co., Ltd.	13,600	474,305	7,199
Sega Sammy Holdings, Inc.	45,200	606,877	4,238
Seiko Epson Corp.	36,400	745,591	10,241
Sekisui Chemical Co., Ltd.	34,600	580,714	17,951
Shimamura Co., Ltd.	8,600	1,177,011	(28,281)
Shimizu Corp.	29,000	278,108	6,705
Shin-Etsu Chemical Co., Ltd.	4,700	408,513	8,045
Shinsei Bank Ltd.	350,000	653,469	44,989
Shionogi & Co., Ltd.	16,200	834,265	(1,464)
Sojitz Corp.	417,800	1,062,167	41,310
Sompo Holdings, Inc.	11,300	427,033	18,097
Sotetsu Holdings, Inc.	4,000	18,598	(654)
Square Enix Holdings Co., Ltd.	47,800	1,376,269	(3,376)
Start Today Co., Ltd.	21,500	458,773	(7,286)
Subaru Corp.	24,100	913,682	46,388
Sumitomo Chemical Co., Ltd.	10,000	56,435	2,680
Sumitomo Corp.	18,500	247,222	4,660
Sumitomo Electric Industries Ltd.	16,400	267,844	10,516
Sumitomo Heavy Industries Ltd.	171,000	1,192,910	51,385
Sumitomo Mitsui Financial Group, Inc.	21,400	794,596	41,635
Sumitomo Mitsui Trust Holdings, Inc.	24,200	828,989	11,649
Sumitomo Rubber Industries Ltd.	22,700	408,570	25,126
Suzuken Co., Ltd.	5,800	191,927	(863)
Suzuki Motor Corp.	3,200	133,770	3,474
Taiheiyo Cement Corp.	14,000	46,524	570
Taisei Corp.	96,000	732,038	12,403
Taisho Pharmaceutical Holdings Co., Ltd.	2,700	222,158	343
Teijin Ltd.	35,900	695,576	21,303
THK Co., Ltd.	15,300	394,634	14,585
Tokio Marine Holdings, Inc.	8,400	354,174	5,023
Tokyo Broadcasting System Holdings, Inc.	13,600	241,409	646

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Tokyo Electron Ltd.	3,500	424,878	52,949
Tokyo Gas Co., Ltd.	9,000	41,786	(361)
Toppan Printing Co., Ltd.	56,000	563,741	(106)
Tosoh Corp.	168,000	1,578,965	110,485
Toyo Seikan Group Holdings Ltd.	15,900	266,658	4,529
Toyo Suisan Kaisha Ltd.	19,600	736,132	(27,411)
Toyoda Gosei Co., Ltd.	33,800	898,275	83,311
Toyota Boshoku Corp.	40,900	865,432	(14,140)
Toyota Tsusho Corp.	22,000	694,606	45,488
Yamazaki Baking Co., Ltd	10,200	215,289	(2,245)
Yokogawa Electric Corp.	39,200	605,848	6,941
Yokohama Rubber Co., Ltd. (The)	7,900	155,121	6,743
Total Japan			1,535,323
Common Stocks Long Positions Total			1,366,469

Short Positions

Common Stocks
Australia
Alumina Ltd.	(252,916)	(347,195)	(17,389)
AMP Ltd.	(234,172)	(938,251)	(10,654)
APA Group	(136,408)	(935,498)	4,934
Bank of Queensland Ltd.	(4,671)	(41,792)	1,251
Brambles Ltd	(49,241)	(381,031)	(23,684)
Challenger Ltd.	(4,442)	(43,873)	(757)
Domino’s Pizza Enterprises Ltd.	(9,536)	(436,081)	5,670
Healthscope Ltd.	(302,649)	(499,837)	(7,944)
Iluka Resources Ltd.	(110,872)	(696,724)	(74,827)
Incitec Pivot Ltd.	(21,508)	(60,935)	(2,078)
Magellan Financial Group Ltd.	(23,764)	(418,881)	2,743
Platinum Asset Management Ltd.	(123,442)	(430,050)	27,199
REA Group Ltd.	(12,519)	(574,928)	(6,536)
SEEK Ltd.	(52,775)	(672,257)	(5,208)
Sydney Airport	(30,677)	(158,443)	1,802
TPG Telecom Ltd.	(81,620)	(360,119)	(20,787)
Transurban Group	(31,051)	(283,679)	110
Vocus Communications Ltd.	(153,960)	(388,126)	(26,671)
Total Australia			(152,826)
Short Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Bermuda
Haitong International Securities Group Ltd.	(554,000)	(300,041)	7,834
Hong Kong
AIA Group Ltd.	(72,400)	(501,112)	(42,881)
Bank of East Asia Ltd. (The)	(13,926)	(57,588)	(2,142)
Cathay Pacific Airways Ltd.	(667,000)	(959,960)	(24,833)
Guotai Junan International Holdings Ltd	(478,000)	(149,728)	(3,996)
Hang Seng Bank Ltd.	(13,800)	(279,532)	(4,013)
Hong Kong & China Gas Co., Ltd.	(344,000)	(687,271)	(6,665)
MTR Corp., Ltd.	(75,000)	(431,488)	(3,595)
Samsonite International SA	(102,600)	(395,909)	(19,089)
Sands China Ltd.	(40,800)	(184,789)	6,784
Swire Pacific Ltd., Class A	(4,500)	(43,393)	(34)
Swire Properties Ltd.	(59,200)	(198,471)	(3,512)
Techtronic Industries Co., Ltd.	(11,000)	(47,194)	(1,841)
Value Partners Group Ltd.	(711,000)	(657,000)	(6,695)
Wynn Macau Ltd.	(153,600)	(336,699)	5,532
Total Hong Kong			(106,980)
Japan
Acom Co., Ltd.	(323,600)	(1,437,360)	(149,631)
Aeon Co., Ltd.	(95,800)	(1,419,842)	(353)
AEON Financial Service Co., Ltd.	(38,300)	(736,043)	37,691
Air Water, Inc.	(20,000)	(385,219)	(14,742)
Alps Electric Co., Ltd.	(54,000)	(1,587,207)	(151,256)
Asahi Intecc Co Ltd	(1,700)	(75,576)	133
Asics Corp.	(66,100)	(1,169,878)	(53,330)
Bank of Kyoto Ltd. (The)	(185,000)	(1,465,134)	(59,574)
Benesse Holdings, Inc.	(4,800)	(144,851)	7,397
Calbee, Inc.	(77,700)	(2,716,506)	36,795
Canon, Inc.	(9,300)	(308,648)	(18,900)
Casio Computer Co., Ltd.	(61,800)	(870,978)	(21,698)
Chiba Bank Ltd. (The)	(8,000)	(53,592)	(2,548)
Chiyoda Corp.	(18,000)	(119,674)	527
Chugai Pharmaceutical Co., Ltd.	(31,900)	(1,133,538)	(9,957)
Chugoku Electric Power Co., Inc. (The)	(143,400)	(1,563,264)	59,256
Concordia Financial Group Ltd.	(101,700)	(467,800)	1,152

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	31

Portfolio of Investments  (continued)
April 30, 2017
Short Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Daiwa Securities Group, Inc.	(16,000)	(97,334)	(984)
Don Quijote Holdings Co., Ltd.	(39,700)	(1,446,427)	(528)
Eisai Co., Ltd.	(3,600)	(189,287)	(2,042)
Electric Power Development Co., Ltd.	(57,500)	(1,333,899)	8,918
FamilyMart UNY Holdings Co., Ltd.	(12,000)	(678,323)	23,230
Fast Retailing Co., Ltd.	(1,900)	(620,574)	(6,191)
Hamamatsu Photonics KK	(34,100)	(1,002,746)	(35,917)
Hiroshima Bank Ltd. (The)	(20,000)	(86,338)	(2,432)
Hitachi Capital Corp.	(6,800)	(166,502)	(789)
Hokuriku Electric Power Co.	(104,900)	(969,555)	14,801
Honda Motor Co., Ltd.	(12,300)	(358,000)	(6,539)
Hoshizaki Electric Co., Ltd.	(500)	(41,716)	(1,331)
Isetan Mitsukoshi Holdings Ltd.	(63,500)	(693,877)	4,902
Iyo Bank Ltd. (The)	(78,400)	(556,887)	(13,281)
Izumi Co., Ltd.	(1,700)	(85,025)	1,029
J Front Retailing Co., Ltd.	(17,100)	(246,496)	(3,435)
Japan Airport Terminal Co., Ltd.	(7,000)	(243,152)	1,530
Japan Post Insurance Co., Ltd.	(3,800)	(86,640)	(1,312)
JFE Holdings, Inc.	(31,700)	(540,694)	(15,016)
JGC Corp.	(32,800)	(572,756)	(2,676)
Kakaku.com, Inc.	(67,500)	(974,120)	19,889
Kansai Electric Power Co., Inc. (The)	(35,600)	(481,104)	(18,441)
Kansai Paint Co., Ltd.	(15,300)	(338,685)	(14,642)
Kawasaki Heavy Industries Ltd.	(85,000)	(257,347)	(6,552)
Keihan Holdings Co., Ltd.	(118,000)	(742,350)	6,200
Keikyu Corp.	(113,000)	(1,297,112)	(3,063)
Keio Corp.	(75,000)	(600,634)	21,677
Keisei Electric Railway Co., Ltd.	(12,400)	(295,110)	10,960
Kikkoman Corp.	(17,600)	(541,652)	6,852
Kintetsu Group Holdings Co., Ltd.	(309,000)	(1,128,403)	25,298
Kobe Steel, Ltd.	(131,200)	(1,165,588)	(19,896)
Kubota Corp.	(5,400)	(85,065)	(4,007)
Kyowa Hakko Kirin Co., Ltd.	(7,300)	(125,421)	(11,400)
Kyushu Electric Power Co., Inc.	(51,400)	(554,444)	10,479
Kyushu Railway Co	(2,400)	(75,271)	1,517
Lawson Inc	(3,600)	(238,857)	7,439
LIXIK Group Corp.	(21,000)	(524,849)	5,887
Marui Group Co., Ltd.	(80,500)	(1,102,476)	1,415
Short Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Mitsubishi Heavy Industries Ltd.	(146,000)	(585,003)	(6,010)
Mitsubishi Logistics Corp.	(44,000)	(569,253)	10,084
Mitsubishi Motors Corp.	(159,200)	(1,019,603)	(94,833)
MonotaRO Co., Ltd.	(41,800)	(1,360,446)	(19,208)
Murata Manufacturing Co., Ltd.	(1,000)	(134,326)	(3,718)
Nagoya Railroad Co., Ltd.	(112,000)	(514,514)	12,156
Nankai Electric Railway Co., Ltd.	(170,000)	(836,033)	22,941
NGK Spark Plug Co., Ltd.	(80,000)	(1,734,992)	(81,219)
Nippon Paint Holdings Co., Ltd.	(17,200)	(659,764)	(45,223)
Nippon Yusen KK	(428,000)	(860,519)	23,460
Nissin Foods Holdings Co., Ltd.	(900)	(51,536)	1,076
NOK Corp.	(23,700)	(564,898)	(48,527)
Obic Co., Ltd.	(8,800)	(475,425)	(41,328)
Odakyu Electric Railway Co., Ltd.	(84,200)	(1,634,561)	55,289
Olympus Corp.	(8,400)	(323,886)	(11,756)
Ono Pharmaceutical Co., Ltd.	(30,900)	(637,366)	(151)
Orient Corp.	(283,600)	(506,188)	(6,740)
Oriental Land Co., Ltd.	(19,300)	(1,108,483)	44,659
Pigeon Corp.	(27,800)	(861,963)	23,648
Ricoh Co., Ltd.	(162,500)	(1,354,505)	(3,857)
Rinnai Corp.	(6,200)	(515,580)	1,206
Ryohin Keikaku Co., Ltd.	(2,500)	(563,748)	11,145
Santen Pharmaceutical Co., Ltd.	(29,200)	(410,864)	(10)
Sawai Pharmaceutical Co., Ltd.	(3,500)	(191,258)	(3,438)
Seibu Holdings, Inc.	(84,300)	(1,472,722)	21,989
Seven Bank Ltd.	(609,500)	(2,047,107)	32,235
Shikoku Electric Power Co., Inc.	(167,200)	(2,008,902)	(130,618)
Shimano, Inc.	(13,800)	(2,112,006)	(29,015)
Shizuoka Bank Ltd. (The)	(19,000)	(160,372)	(5,681)
Sohgo Security Services Co., Ltd.	(6,600)	(288,145)	1,524
Sony Financial Holdings, Inc.	(111,300)	(1,851,221)	(86,852)
Sosei Group Corp.	(3,200)	(329,108)	(10,155)
Stanley Electric Co., Ltd.	(4,500)	(131,770)	(9,037)
Sumco Corp.	(2,600)	(45,515)	(2,603)
Suntory Beverage & Food Ltd.	(2,800)	(126,152)	(3,779)
Sysmex Corp.	(7,700)	(468,989)	8,822
Taiyo Nippon Sanso Corp.	(3,800)	(45,426)	(2,470)
Tobu Railway Co., Ltd.	(56,000)	(284,019)	7,715

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Short Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Tohoku Electric Power Co., Inc.	(20,500)	(273,303)	12,493
Toray Industries, Inc.	(8,100)	(71,688)	(491)
TOTO Ltd.	(2,500)	(95,381)	(1,102)
Toyota Industries Corp.	(25,200)	(1,255,322)	(74,962)
Trend Micro, Inc.	(7,200)	(316,791)	(7,096)
Unicharm Corp.	(16,000)	(389,107)	(4,284)
USS Co., Ltd.	(14,700)	(260,056)	(1,717)
Yahoo Japan Corp.	(130,300)	(558,104)	58,225
Yakult Honsha Co., Ltd.	(38,300)	(2,182,954)	73,622
Yamaha Motor Co., Ltd.	(42,900)	(1,018,812)	(47,723)
Yaskawa Electric Corp.	(60,700)	(1,160,220)	(39,742)
Total Japan			(738,545)
Short Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Macao
MGM China Holdings Ltd.	(58,400)	(132,848)	(775)
Common Stocks Short Positions Total			(991,292)
Total of Long and Short Positions			375,177
Net Cash and Other Receivable/(Payables)(2)			167,870
Swaps, at Value			543,047

(1)	The notional amounts of the positions held in the total return basket swap represent the market values (including any fees or commissions) of the long and short positions when they are established. The total return basket swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). Payments received or made are recorded as realized gains (losses).
(2)	Net cash and other receivables (payables) includes gains (losses) which will be paid upon the swap reset.

Counterparty	Description	Termination Date	Net unrealized appreciation (depreciation) ($)
Morgan Stanley International	The Fund receives the total return on a portfolio of long and short positions and pays the FEDEF 1-day, EONIA 1-day, or SONIA 1-day based on the local currencies of the positions within the swap.	10/29/2018	2,279,536
Additional information — Total return basket swaps
The following table represents the individual long and short positions and related values within the total return basket swap as of April 30, 2017:

Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Common Stocks
Bermuda
Hiscox Ltd.	4,014	58,852	1,006
France
Air France-KLM	39,317	330,418	26,557
Arkema SA	13,833	1,464,788	123,388
AtoS	36,461	4,777,950	345,657
BNP Paribas SA	942	66,472	8,513
Cap Gemini SA	15,151	1,516,716	135,980
Christian Dior SE	564	154,789	20,028
Cie de Saint-Gobain	26,522	1,431,520	139,325
Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Cie Generale des Etablissements Michelin	18,598	2,430,043	232,106
CNP Assurances	45,997	960,504	52,037
Eiffage SA	9,086	769,620	72,774
Elior Group	16,877	420,996	29,786
Faurecia	19,273	940,954	88,934
Imerys SA	1,607	138,272	5,140
Ipsen SA	9,525	1,108,631	143,779
Lagardere SCA	26,484	811,234	31,883
Legrand SA	1,302	84,288	5,716
Peugeot SA	133,036	2,787,461	307,724
Plastic Omnium SA	15,592	609,908	52,417
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	33

Portfolio of Investments  (continued)
April 30, 2017
Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Publicis Groupe SA	1,606	115,934	6,260
Renault SA	1,996	186,137	18,936
Rexel SA	27,701	494,865	26,402
Schneider Electric SE	8,929	705,161	57,831
SEB SA	5,774	930,863	116,471
Sodexo SA	9,488	1,206,127	57,833
Teleperformance SA	10,394	1,306,014	187,532
Thales SA	19,054	2,003,322	138,457
Ubisoft Entertainment SA	12,740	603,679	49,016
Valeo SA	20,220	1,453,692	158,606
Total France			2,639,088
Germany
TUI AG	21,635	314,683	17,907
Guernsey
Amdocs Ltd.	6,979	427,394	4,676
Hong Kong
Michael Kors Holdings Ltd.	9,822	366,655	98
Ireland
Eaton Corp. PLC	774	58,545	1,053
Ingersoll-Rand PLC	29,744	2,639,780	193,633
Mallinckrodt PLC	14,108	661,947	39,528
Total Ireland			234,214
Jersey
IWG PLC	59,759	251,472	7,930
UBM PLC	21,836	200,943	(2,251)
Total Jersey			5,679
Luxembourg
B&M European Value Retail SA	51,864	226,377	12,479
Netherlands
LyondellBasell Industries NV, Class A	11,202	949,482	(6,196)
Mylan NV	1,312	49,003	(262)
Total Netherlands			(6,458)
Puerto Rico
Popular, Inc.	44,912	1,882,262	124,750
Singapore
Flex Ltd.	60,291	932,099	(32,557)
Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Spain
ACS Actividades de Construccion y Servicios SA	10,628	393,968	22,577
Banco Santander SA	29,903	195,017	19,281
Ebro Foods SA	13,181	294,771	17,602
Endesa SA	80,802	1,904,261	474
Mapfre SA	217,132	757,816	25,745
Melia Hotels International SA	23,733	352,368	23,231
Prosegur Cia de Seguridad SA, Registered Shares	70,664	461,076	35,553
Repsol SA	145,122	2,297,712	55,346
Tecnicas Reunidas SA	26,791	1,060,818	(23,339)
Total Spain			176,470
Switzerland
Coca-Cola HBC AG	19,671	545,736	19,457
TE Connectivity Ltd.	6,425	497,102	29,555
Total Switzerland			49,012
United Kingdom
Aberdeen Asset Management PLC	75,501	272,831	5,475
Ashtead Group PLC	48,781	1,030,484	28,642
ASOS PLC	9,065	683,325	33,641
Babcock International Group PLC	7,370	85,815	3,082
BAE Systems PLC	19,146	155,483	(1,040)
Barclays Bank PLC	83,779	230,314	7,247
Barratt Developments PLC	286,152	2,147,765	16,071
BBA Aviation PLC	22,216	89,574	2,887
Bellway PLC	33,353	1,229,437	44,522
Berendsen PLC	44,309	481,494	46,982
Britvic PLC	25,965	223,638	(2,804)
BT Group PLC	16,491	65,092	(643)
Carphone Warehouse Group PLC	196,822	855,269	47,074
Centrica PLC	238,078	610,241	(42,003)
Close Brothers Group PLC	39,769	871,529	49,152
Compass Group PLC	3,388	68,367	2,224
DCC PLC	3,859	356,370	6,193
Direct Line Insurance Group PLC	24,053	108,788	3,935
DS Smith PLC	43,259	241,765	8,128
Ensco PLC, Class A	75,943	599,190	(31,589)

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Galiform PLC	110,586	663,159	5,388
GKN PLC	248,772	1,156,409	56,612
GlaxoSmithKline PLC	26,600	534,011	(8,018)
Greene King PLC	23,032	224,031	9,707
Hays PLC	129,090	286,242	8,521
HSBC Holdings PLC	15,302	126,149	3,076
Inchcape PLC	83,365	922,640	12,512
Indivior PLC	314,652	1,365,249	73,621
InterContinental Hotels Group PLC	4,217	223,718	15,623
Intermediate Capital Group PLC	72,587	734,254	35,024
International Game Technology PLC	40,746	904,561	37,079
Investec PLC	130,653	967,102	54,212
JD Sports Fashion PLC	10,810	62,305	589
Jupiter Fund Management PLC	74,506	457,990	30,231
Kingfisher PLC	20,257	89,546	4,077
Legal & General Group PLC	34,790	110,893	(505)
Lloyds Banking Group PLC	320,066	286,868	31,168
Man Group PLC	140,563	279,822	17,860
Mondi PLC	39,952	1,035,433	37,370
Moneysupermarket.com Group PLC	157,663	706,345	42,138
Paysafe Group PLC	104,209	612,635	(2,922)
Persimmon PLC	97,933	2,955,436	135,334
Rowan Companies PLC, Class A	4,087	57,504	(1,063)
Royal Mail PLC	363,455	1,894,755	(53,291)
RSA Insurance Group PLC	19,023	146,846	4,401
Sage Group PLC (The)	52,666	457,027	17,001
Severn Trent PLC	6,837	205,885	(5,923)
Smiths Group PLC	2,544	54,038	2,640
Spectris PLC	3,286	117,466	8,956
Tate & Lyle PLC	159,796	1,565,710	(20,810)
Taylor Wimpey PLC	687,925	1,782,000	27,229
WH Smith PLC	18,813	431,045	(6,796)
William Hill PLC	248,532	944,772	(12,552)
Wm Morrison Supermarkets PLC	385,203	1,196,896	68,361
Wolseley PLC	1,600	101,627	3,581
WPP PLC	70,126	1,501,373	(31,615)
Total United Kingdom			825,992
Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
United States
AbbVie, Inc.	7,961	524,948	18,403
Accenture PLC, Class A	2,010	243,813	11,216
Activision Blizzard, Inc.	11,875	620,469	40,969
Adobe Systems, Inc.	1,144	152,999	4,290
AdvanSix, Inc.	2,067	56,346	4,072
Aetna, Inc.	13,833	1,868,423	79,678
Aflac, Inc.	35,170	2,633,530	46,313
AGCO Corp.	1,370	87,666	6,940
Agilent Technologies, Inc.	13,977	769,434	22,223
Akamai Technologies, Inc.	6,747	411,162	14,304
Alaska Air Group, Inc.	4,577	389,457	(8,330)
Alexion Pharmaceuticals, Inc.	5,878	751,091	55,600
Allstate Corp. (The)	25,061	2,037,209	(5,263)
Alphabet, Inc., Class A	645	596,315	44,757
AMC Networks, Inc., Class A	9,009	537,657	8,919
Ameren Corp.	7,117	389,229	(5,267)
American Eagle Outfitters, Inc.	65,717	925,953	44,866
American Electric Power Co., Inc.	33,560	2,276,375	3,020
American Financial Group, Inc.	11,377	1,107,096	29,808
American International Group, Inc.	9,779	595,639	9,583
Amgen, Inc.	13,078	2,135,899	18,922
Anadarko Petroleum Corp.	1,974	112,557	(8,271)
Anthem, Inc.	13,966	2,484,412	152,928
Apple, Inc.	427	61,339	777
Applied Materials, Inc.	29,325	1,190,888	75,952
Archer-Daniels-Midland Co.	24,825	1,135,744	26,563
Arrow Electronics, Inc.	19,215	1,354,658	(7,686)
Aspen Insurance Holdings Ltd.	4,222	221,022	4,433
Assurant, Inc.	6,755	650,101	13,645
Assured Guaranty Ltd.	53,143	2,026,343	(553)
Avery Dennison Corp.	22,448	1,867,898	65,548
Avnet, Inc.	10,006	387,132	(52,031)
Axis Capital Holdings Ltd.	6,837	450,558	(1,846)
BancorpSouth, Inc.	24,666	751,080	20,966
Bank of America Corp.	18,565	433,307	9,839
Bank of New York Mellon Corp. (The)	13,448	632,863	134
Baxter International, Inc.	33,336	1,856,148	95,341

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	35

Portfolio of Investments  (continued)
April 30, 2017
Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
BB&T Corp.	2,012	86,878	60
Bed Bath & Beyond, Inc.	6,986	270,708	1,737
Belden, Inc.	664	46,281	2,437
Bemis Co., Inc.	3,152	141,619	(11,000)
Best Buy Co., Inc.	21,316	1,104,382	73,540
Big Lots, Inc.	11,365	573,819	27,390
Biogen, Inc.	8,162	2,213,616	(23,180)
Bioverativ, Inc.	9,865	580,161	25,154
Boeing Co. (The)	12,145	2,244,760	70,562
Booz Allen Hamilton Holdings Corp.	23,383	840,151	23,617
Boston Beer Co., Inc. (The), Class A	313	45,182	1,398
Boston Properties, Inc.	369	46,715	(3,790)
Brixmor Property Group, Inc.	18,352	362,452	(33,217)
Broadridge Financial Solutions, Inc.	5,461	381,942	11,468
Bruker Corp.	39,058	952,625	86,318
Brunswick Corp.	20,009	1,135,511	(7,003)
Bunge Ltd.	14,516	1,147,199	17,313
Burlington Stores, Inc.	12,833	1,269,440	94,610
BWX Technologies, Inc.	22,616	1,112,029	19,902
CA, Inc.	30,302	994,815	31,472
Cabot Corp.	28,990	1,744,908	76,534
Cadence Design Systems, Inc.	7,764	252,873	9,239
Camden Property Trust	2,994	246,496	(359)
Capital One Financial Corp.	12,584	1,011,502	(31,858)
Care Capital Properties, Inc.	7,086	190,401	(6,904)
Carlisle Companies, Inc.	6,150	623,549	(16,297)
Carter’s, Inc.	3,330	306,493	8,758
CDK Global, Inc.	11,103	721,806	6,329
CDW Corp.	9,531	563,187	18,585
Celanese Corp., Class A	7,543	656,543	(26,099)
Celgene Corp.	3,823	474,243	(3,899)
Centene Corp.	11,155	829,932	37,592
Charles River Laboratories International, Inc.	11,467	1,028,590	21,115
Cheesecake Factory, Inc. (The)	3,649	234,120	8,429
Chico’s FAS, Inc.	62,189	859,452	27,758
CIGNA Corp.	2,944	460,353	15,309
Cintas Corp.	3,592	439,912	(1,832)
Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Cirrus Logic, Inc.	17,939	1,154,375	27,447
Cisco Systems, Inc.	32,655	1,112,556	47,676
Citigroup, Inc.	5,676	335,565	738
Citrix Systems, Inc.	5,549	449,136	(13,872)
CNO Financial Group, Inc.	41,038	864,671	29,137
Comcast Corp., Class A	16,174	633,859	32,186
Comerica, Inc.	4,124	291,567	15,547
Commerce Bancshares, Inc.	19,257	1,058,172	19,257
CommScope Holding Co., Inc.	21,386	899,067	30,154
CommVault Systems, Inc.	4,524	228,236	(452)
ConAgra Foods, Inc.	11,943	463,150	(20,064)
ConocoPhillips	11,228	537,933	(11,677)
Consolidated Edison, Inc.	11,254	892,217	4,614
Constellation Brands, Inc., Class A	303	52,280	733
Convergys Corp.	41,443	932,882	44,260
CoreLogic, Inc.	15,768	673,924	21,228
Corning, Inc.	30,697	885,608	70,910
Crane Co.	22,545	1,801,571	114,980
Cullen/Frost Bankers, Inc.	4,277	403,706	26,945
Cummins, Inc.	10,942	1,651,585	43,112
Curtiss-Wright Corp.	18,808	1,757,796	74,856
CVS Health Corp.	1,858	153,174	8,107
D.R. Horton, Inc.	36,895	1,213,477	(46,857)
Dana, Inc.	27,309	530,341	39,646
Darden Restaurants, Inc.	4,843	412,575	12,350
Delta Air Lines, Inc.	61,443	2,791,970	66,973
Deluxe Corp.	5,343	384,215	14,800
DeVry Education Group, Inc.	6,028	228,160	21,098
Diamond Offshore Drilling, Inc.	12,748	183,826	(10,963)
Dick’s Sporting Goods, Inc.	12,317	622,624	3,449
Dillard’s, Inc., Class A	4,749	262,952	15,850
Discover Financial Services	14,045	879,077	(43,399)
Dolby Laboratories, Inc., Class A	20,768	1,095,097	19,937
Dr. Pepper Snapple Group, Inc.	2,613	239,481	(16,984)
DST Systems, Inc.	10,246	1,261,385	2,766
DTE Energy Co.	17,580	1,838,692	2,637
Duke Energy Corp.	3,287	271,178	(1,413)
Eastman Chemical Co.	16,012	1,276,957	23,378

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
eBay, Inc.	79,688	2,662,376	(74,066)
Edison International	12,218	977,073	(8,553)
Electronic Arts, Inc.	4,683	444,042	26,272
Eli Lilly & Co.	9,525	781,622	4,424
EMCOR Group, Inc.	6,226	409,297	25,402
Emerson Electric Co.	2,063	124,358	3,878
Endo International PLC	21,034	239,157	13,251
Energen Corp.	2,287	118,901	(5,512)
EnerSys	6,242	518,773	35,704
EPR Properties	3,311	240,743	(12,218)
Equity LifeStyle Properties, Inc.	673	54,452	686
Esterline Technologies Corp.	12,749	1,165,896	58,645
Euronet Worldwide, Inc.	923	76,258	(1,948)
Everest Re Group Ltd.	1,180	297,018	20,237
Express Scripts Holding Co.	9,548	585,674	(50,891)
Fair Isaac Corp.	4,936	668,729	36,526
Fifth Third Bancorp	14,747	360,269	442
First American Financial Corp.	20,138	874,191	90,017
Fiserv, Inc.	1,289	153,571	3,467
FLIR Systems, Inc.	19,492	715,941	30,602
Foot Locker, Inc.	21,281	1,645,873	103,466
Ford Motor Co.	12,761	146,369	2,425
Fortinet, Inc.	2,805	109,395	2,609
Franklin Resources, Inc.	23,974	1,033,519	41,715
FTI Consulting, Inc.	13,132	454,236	(87,590)
Fulton Financial Corp.	34,003	627,355	37,403
GameStop Corp., Class A	11,854	268,967	(2,371)
Gap, Inc. (The)	2,832	74,198	6,503
General Dynamics Corp.	2,009	389,324	9,844
General Motors Co.	34,260	1,186,766	25,352
Genpact Ltd.	22,383	546,593	16,340
Gilead Sciences, Inc.	46,227	3,168,861	89,026
Globus Medical, Inc., Class A	4,331	131,359	(83)
Goldman Sachs Group, Inc. (The)	3,984	891,619	7,513
Goodyear Tire & Rubber Co. (The)	5,772	209,120	7,446
Graham Holdings Co., Class B	360	216,612	1,224
Graphic Packaging Holding Co.	60,908	827,131	34,109
Greif, Inc., Class A	13,759	806,553	58,751
Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Hancock Holding Co.	3,351	156,492	8,042
Hawaiian Electric Industries, Inc.	46,728	1,566,323	(14,486)
HCA Holdings, Inc.	3,799	319,914	(5,471)
HCP, Inc.	12,251	384,069	(11,271)
HD Supply Holdings, Inc.	13,455	542,237	8,073
Healthcare Realty Trust, Inc.	1,606	52,677	(1,654)
Healthcare Trust of America, Inc., Class A	4,846	154,539	(4,410)
Herman Miller, Inc.	8,947	296,146	16,105
Hewlett Packard Enterprise Co.	97,623	1,818,716	50,764
HNI Corp.	3,147	147,154	1,574
Honeywell International, Inc.	10,985	1,440,573	84,694
HP, Inc.	83,175	1,565,354	51,569
HSN, Inc.	6,527	240,846	6,853
Hubbell, Inc.	8,316	940,789	(44,990)
Huntington Ingalls Industries, Inc.	13,448	2,701,569	1,345
Huntsman Corp.	36,673	908,390	46,208
Hyatt Hotels Corp., Class A	9,568	531,024	11,960
IAC/InterActiveCorp	12,097	1,004,172	95,557
IDACORP, Inc.	7,115	601,360	(5,977)
Ingredion, Inc.	8,135	1,007,276	26,520
Intel Corp.	22,016	795,878	12,278
InterDigital, Inc.	11,620	1,044,638	63,329
International Business Machines Corp.	3,130	501,708	(33,835)
International Paper Co.	2,259	121,918	7,907
Intuit, Inc.	3,690	462,025	24,243
Invesco Ltd.	9,238	304,300	20,502
Ionis Pharmaceuticals, Inc.	2,332	112,379	14,120
ITT, Inc.	10,437	439,711	30,059
Jabil Circuit, Inc.	31,732	920,863	12,375
Jack Henry & Associates, Inc.	3,717	360,252	10,222
Jack in the Box, Inc.	3,431	349,859	11,528
Jacobs Engineering Group, Inc.	10,639	584,294	15,639
JetBlue Airways Corp.	56,755	1,238,962	51,854
John Wiley & Sons, Inc., Class A	10,588	557,988	7,941
Johnson & Johnson	7,111	877,995	(16,000)
JPMorgan Chase & Co.	12,644	1,100,028	15,245
Juniper Networks, Inc.	33,993	1,022,170	79,912
KeyCorp	40,145	732,245	36,131

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	37

Portfolio of Investments  (continued)
April 30, 2017
Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Keysight Technologies, Inc.	5,306	198,604	7,853
Kohl’s Corp.	17,838	696,217	2,277
L-3 Communications Corp.	9,756	1,675,788	51,024
Laboratory Corp. of America Holdings	6,771	948,956	(13,788)
Lam Research Corp.	743	107,624	13,017
Lancaster Colony Corp.	3,351	421,891	(5,496)
Landstar System, Inc.	967	82,630	1,064
Las Vegas Sands Corp.	5,203	306,925	13,268
Lear Corp.	16,248	2,317,940	132,259
Legg Mason, Inc.	2,103	78,610	81
Leidos Holdings, Inc.	7,746	407,904	10,689
Liberty Property Trust	2,874	116,598	(661)
Lincoln National Corp.	6,305	415,689	11,601
Lockheed Martin Corp.	458	123,408	234
Louisiana-Pacific Corp.	2,476	63,732	74
Macy’s, Inc.	9,635	281,535	4,227
ManpowerGroup, Inc.	9,467	955,978	15,621
Marathon Petroleum Corp.	5,641	287,353	5,867
MarketAxess Holdings, Inc.	2,444	470,519	24,000
Maxim Integrated Products, Inc.	12,285	542,383	491
McKesson Corp.	8,412	1,163,295	(49,883)
Merck & Co., Inc.	29,583	1,843,908	(13,904)
Meredith Corp.	2,456	143,799	(10,192)
MetLife, Inc.	3,606	186,827	(325)
Micron Technology, Inc.	23,389	647,174	12,661
Microsoft Corp.	10,895	745,872	32,467
Molina Healthcare, Inc.	3,734	185,916	8,277
Molson Coors Brewing Co., Class B	1,070	102,602	813
Morningstar, Inc.	2,976	217,635	(13,065)
MSA Safety, Inc.	1,483	115,452	14,348
MSC Industrial Direct Co., Inc., Class A	11,615	1,039,891	1,278
Nasdaq, Inc.	3,254	224,103	(683)
National Retail Properties, Inc.	17,971	758,736	(57,801)
Navient Corp.	4,184	63,597	806
NCR Corp.	2,463	101,599	(6,084)
NeuStar, Inc., Class A	16,438	545,742	(145)
New York Times Co. (The), Class A	33,248	480,434	0
Norfolk Southern Corp.	756	88,822	3,251
Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Northrop Grumman Corp.	8,257	2,030,892	23,615
Nu Skin Enterprises, Inc., Class A	17,479	965,365	2,097
Nuance Communications, Inc.	2,595	46,425	3,036
NVR, Inc.	674	1,422,983	(23,853)
Oceaneering International, Inc.	40,263	1,062,541	(30,941)
Old Republic International Corp.	5,582	115,436	3,405
Omnicom Group, Inc.	2,598	213,348	(10,522)
ON Semiconductor Corp.	4,872	69,085	(684)
ONE Gas, Inc.	16,866	1,160,887	(7,421)
Oracle Corp.	2,953	132,767	1,883
Orbital ATK, Inc.	2,223	220,077	4,735
Oshkosh Corp.	18,878	1,309,944	23,409
Owens Corning	15,106	919,200	(11,934)
PAREXEL International Corp.	8,633	551,044	21,065
Parker-Hannifin Corp.	10,758	1,729,886	54,651
Pfizer, Inc.	63,753	2,162,502	1,120
PG&E Corp.	8,110	543,776	(3,487)
Pilgrim’s Pride Corp.	18,512	480,572	54,240
Pinnacle West Capital Corp.	16,197	1,378,203	(10,528)
PNC Financial Services Group, Inc. (The)	23,276	2,787,301	31,190
PolyOne Corp.	10,997	431,192	53,006
Procter & Gamble Co. (The)	9,592	837,669	(29,352)
ProLogis, Inc.	1,581	86,022	(1,344)
Prudential Financial, Inc.	7,789	833,657	21,264
Public Service Enterprise Group, Inc.	19,067	839,901	(31,079)
PVH Corp.	3,646	368,355	3,974
QUALCOMM, Inc.	15,104	811,689	12,838
Quanta Services, Inc.	2,165	76,728	1,234
Raymond James Financial, Inc.	3,642	271,402	2,914
Raytheon Co.	12,966	2,012,453	25,543
Realty Income Corp.	2,384	139,106	(8,249)
Regal Beloit Corp.	9,493	748,523	36,548
Regions Financial Corp.	52,870	726,963	(12,689)
Reinsurance Group of America, Inc.	16,992	2,124,680	(13,254)
Reliance Steel & Aluminum Co.	10,166	801,284	30,498
Rockwell Automation, Inc.	2,895	455,528	19,773
Ross Stores, Inc.	19,952	1,296,880	34,317
RPM International, Inc.	7,044	370,233	14,088

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
SCANA Corp.	18,825	1,248,286	188
Science Applications International Corp.	5,308	387,431	6,847
Scripps Networks Interactive, Inc., Class A	4,617	344,982	(462)
Seagate Technology PLC	7,447	313,742	(46,358)
Sensient Technologies Corp.	612	50,062	1,151
Silicon Laboratories, Inc.	2,468	175,598	2,962
Skechers U.S.A., Inc., Class A	5,757	145,364	(1,727)
Skyworks Solutions, Inc.	649	64,731	636
SLM Corp.	35,567	446,010	28,809
Sonoco Products Co.	12,350	646,029	8,398
Southwest Airlines Co.	30,008	1,687,050	45,012
Southwest Gas Corp.	3,791	317,534	(5,345)
Southwestern Energy Co.	14,372	107,934	287
Spirit AeroSystems Holdings, Inc., Class A	47,202	2,698,066	12,119
Stanley Black & Decker, Inc.	5,746	782,318	28,615
Staples, Inc.	7,528	73,549	1,280
Starbucks Corp.	1,256	75,435	2,192
State Street Corp.	5,930	497,527	32,141
Steel Dynamics, Inc.	12,124	438,161	41,222
STORE Capital Corp.	22,832	547,740	(26,679)
SunTrust Banks, Inc.	23,712	1,347,079	54,538
Synaptics, Inc.	7,232	396,097	27,482
Synchrony Financial	12,286	341,551	(64,133)
SYNNEX Corp.	7,534	816,912	12,958
Synopsys, Inc.	18,205	1,341,709	46,787
Synovus Financial Corp.	8,931	373,316	16,880
Target Corp.	13,973	780,392	30,321
TCF Financial Corp.	5,027	82,996	0
Tech Data Corp.	16,575	1,585,399	108,401
TEGNA, Inc.	5,788	147,478	405
Teledyne Technologies, Inc.	797	107,460	7,986
Teleflex, Inc.	832	172,132	8,029
Teradyne, Inc.	17,507	617,472	68,452
Texas Instruments, Inc.	11,933	944,855	5,489
Texas Roadhouse, Inc.	14,292	670,009	31,299
Textron, Inc.	9,685	451,902	(1,840)
Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Thor Industries, Inc.	2,368	227,754	13,261
Timken Co. (The)	26,979	1,301,737	136,244
TJX Companies, Inc. (The)	13,306	1,046,384	28,741
Toll Brothers, Inc.	5,286	190,243	(4,440)
Torchmark Corp.	14,422	1,106,312	16,730
Toro Co. (The)	17,742	1,151,811	60,145
Travelers Companies, Inc. (The)	9,942	1,209,544	(2,585)
Trinity Industries, Inc.	3,009	80,942	3,761
Trustmark Corp.	5,273	175,169	11,232
Tupperware Brands Corp.	3,534	253,777	25,445
Tyson Foods, Inc., Class A	8,309	533,936	(1,662)
U.S. Bancorp	11,335	581,259	8,388
UGI Corp.	31,507	1,580,391	11,343
UMB Financial Corp.	753	54,585	(1,340)
Umpqua Holdings Corp.	12,455	220,080	9,864
Union Pacific Corp.	1,186	132,785	7,092
United Continental Holdings, Inc.	28,639	2,010,744	(16,038)
United States Steel Corp.	8,663	193,358	(56,829)
United Technologies Corp.	2,544	302,711	14,552
United Therapeutics Corp.	13,749	1,728,249	62,468
UnitedHealth Group, Inc.	8,756	1,531,249	67,421
Unum Group	27,474	1,272,870	22,254
Urban Outfitters, Inc.	23,707	542,416	3,793
Vail Resorts, Inc.	1,390	274,747	10,842
Valero Energy Corp.	2,797	180,714	(1,622)
Validus Holdings Ltd.	2,034	112,440	(488)
Vectren Corp.	19,279	1,145,558	(5,398)
Ventas, Inc.	12,286	786,427	(22,483)
Verizon Communications, Inc.	5,880	269,951	(17,052)
Versum Materials, Inc.	7,428	237,845	18,421
Vertex Pharmaceuticals, Inc.	3,589	424,579	13,330
Vishay Intertechnology, Inc.	13,798	225,597	8,969
Visteon Corp.	1,507	155,146	11,785
Walgreens Boots Alliance, Inc.	3,628	313,967	12,591
Wal-Mart Stores, Inc.	33,721	2,535,145	56,989
Walt Disney Co. (The)	1,922	222,183	3,498
Waste Management, Inc.	17,330	1,261,277	4,852
Waters Corp.	2,628	446,471	32,981

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	39

Portfolio of Investments  (continued)
April 30, 2017
Long Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Watsco, Inc.	983	136,440	2,123
WellCare Health Plans, Inc.	18,601	2,853,579	127,782
Wells Fargo & Co.	17,377	935,578	19,462
WESCO International, Inc.	11,135	678,678	(53,448)
West Pharmaceutical Services, Inc.	7,768	714,889	99,042
Western Digital Corp.	1,102	98,155	5,776
Western Union Co. (The)	3,874	76,938	1,375
WestRock Co.	21,267	1,139,061	72,520
Whirlpool Corp.	4,817	894,421	80,588
Woodward, Inc.	11,699	791,671	(12,635)
World Fuel Services Corp.	19,029	700,838	23,339
Worthington Industries, Inc.	14,739	641,147	31,984
Wyndham Worldwide Corp.	9,325	888,766	69,844
Xerox Corp.	198,025	1,423,800	33,664
Zions Bancorporation	2,170	86,865	(325)
Zynga, Inc., Class A	50,050	144,645	5,506
Total United States			5,314,163
Virgin Islands
Playtech Ltd.	14,822	184,103	7,151
Common Stocks Long Positions Total			9,373,670

Short Positions

Common Stocks
Bermuda
IHS Markit Ltd.	(26,832)	(1,164,509)	(20,661)
White Mountains Insurance Group Ltd.	(59)	(50,677)	240
XL Group Ltd.	(9,135)	(382,300)	(10,779)
Total Bermuda			(31,200)
Canada
Lions Gate Entertainment Corp., Class B	(7,205)	(171,839)	(2,234)
France
Accor SA	(57,442)	(2,618,307)	(230,283)
Aeroports de Paris	(9,581)	(1,277,959)	(84,987)
Air Liquide SA	(8,609)	(1,037,183)	(50,716)
Bollore SA	(296,886)	(1,207,891)	(85,509)
Bureau Veritas A	(17,294)	(400,597)	(30,258)
Carrefour SA	(5,494)	(129,417)	(9,703)
Short Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Casino Guichard Perrachon SA	(20,903)	(1,259,161)	(133,258)
Danone SA	(4,324)	(302,296)	(5,898)
Edenred	(96,321)	(2,466,202)	(146,108)
Electricite de France SA	(131,590)	(1,098,852)	(49,374)
ENGIE	(12,234)	(172,578)	(4,357)
Essilor International	(12,898)	(1,671,222)	(92,232)
Eutelsat Communications SA	(37,673)	(891,738)	(26,967)
Groupe Eurotunnel SE	(185,664)	(2,039,628)	(152,534)
Hermes International	(89)	(42,579)	940
Iliad SA	(2,443)	(593,172)	(48,780)
Ingenico Group SA	(16,162)	(1,464,406)	(56,418)
JCDecaux SA	(22,888)	(807,419)	(30,703)
L’Oreal SA	(5,200)	(1,035,728)	(30,467)
Natixis	(90,984)	(633,008)	(103,777)
Numericable Group	(43,572)	(1,426,737)	(122,316)
Orpea	(7,445)	(760,378)	(47,939)
Pernod-Ricard SA	(5,816)	(727,617)	(21,233)
Remy Cointreau SA	(3,169)	(319,723)	(5,959)
Suez	(17,496)	(287,496)	(9,173)
Veolia Environnement SA	(55,363)	(1,051,752)	(40,905)
Vivendi	(26,825)	(532,251)	(23,893)
Zodiac Aerospace	(28,259)	(686,142)	6,972
Total France			(1,635,835)
Ireland
Adient PLC	(8,872)	(652,624)	(56,214)
Alkermes PLC	(21,969)	(1,279,694)	(34,715)
Allergan PLC	(3,027)	(738,164)	(23,399)
Pentair PLC	(4,173)	(269,200)	(5,008)
Weatherford International PLC	(514,514)	(2,968,746)	76,680
Willis Towers Watson PLC	(7,199)	(954,731)	(28,724)
Total Ireland			(71,380)
Jersey
Glencore PLC	(19,324)	(75,999)	(3,575)
Henderson Group PLC	(209,502)	(626,268)	(15,716)
Petrofac Ltd	(39,068)	(412,144)	21,904
Total Jersey			2,613

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Short Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Luxembourg
Eurofins Scientific SE	(2,232)	(1,099,198)	(105,888)
SES SA FDR	(32,641)	(713,783)	46,692
Total Luxembourg			(59,196)
Netherlands
Core Laboratories NV	(10,867)	(1,204,281)	62,901
Patheon NV	(13,125)	(353,194)	(18,238)
Sensata Technologies Holding NV	(51,090)	(2,103,886)	(38,317)
Total Netherlands			6,346
Spain
Abertis Infraestructuras SA	(2,821)	(49,628)	(285)
Atresmedia Corp. de Medios de Comunicacion SA	(21,620)	(271,539)	(2,339)
Bankia SA	(690,196)	(837,539)	(92,237)
Cellnex Telecom SA	(106,066)	(1,874,599)	(121,858)
Distribuidora Internacional de Alimentacion SA	(7,409)	(44,106)	(1,646)
Ferrovial SA	(68,832)	(1,464,708)	(45,761)
Grifols SA	(15,606)	(419,125)	(29,235)
Inditex	(37,919)	(1,454,355)	(63,558)
Red Electrica Corp. SA	(11,439)	(223,043)	3,006
Total Spain			(353,913)
United Kingdom
AA PLC	(234,697)	(794,298)	15,684
Aggreko PLC	(99,714)	(1,146,202)	(46,058)
Antofagasta PLC	(165,461)	(1,795,876)	(81,918)
ARRIS International PLC	(39,639)	(1,030,218)	6,414
Associated British Foods PLC	(31,744)	(1,155,326)	(47,144)
Atlassian Corp PLC	(18,054)	(622,502)	(54,180)
Balfour Beatty PLC	(74,953)	(283,277)	(10,641)
BP PLC	(56,490)	(323,759)	4,629
British American Tobacco PLC	(6,023)	(406,821)	321
BTG PLC	(45,778)	(403,480)	(35,997)
Capita PLC	(193,506)	(1,393,496)	(9,134)
Cobham PLC	(517,317)	(887,788)	32,464
ConvaTec Group PLC	(29,334)	(116,678)	(7,529)
Croda International PLC	(2,185)	(106,522)	(6,782)
Easyjet PLC	(20,100)	(304,071)	(29,385)
Short Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Essentra PLC	(16,982)	(119,103)	(7,755)
Experian PLC	(2,133)	(45,833)	(2,519)
Halma PLC	(7,967)	(108,658)	(3,771)
Hargreaves Lansdown PLC	(96,516)	(1,722,603)	(88,743)
Hikma Pharmaceuticals PLC	(89,531)	(2,246,155)	(83,126)
IMI PLC	(24,783)	(410,545)	(30,161)
Inmarsat PLC	(167,474)	(1,773,257)	(2,955)
Intertek Group PLC	(12,655)	(666,448)	(26,200)
ITV PLC	(129,986)	(353,551)	7,904
John Wood Group PLC	(22,533)	(221,658)	11,320
Just Eat PLC	(182,474)	(1,363,683)	(46,526)
Liberty Global PLC, Class A	(19,252)	(681,906)	(20,985)
LivaNova PLC	(15,002)	(790,605)	(17,754)
Mediclinic International PLC	(185,635)	(1,973,966)	(211,972)
Meggitt PLC	(7,792)	(46,676)	(2,020)
Merlin Entertainments PLC, Registered Shares	(188,084)	(1,231,430)	(73,078)
NEX Group PLC	(9,235)	(73,621)	(4,528)
Nielsen Holdings PLC	(6,399)	(263,191)	704
Pennon Group PLC	(138,695)	(1,539,495)	46,840
Provident Financial PLC	(25,735)	(1,067,956)	(39,645)
Rotork PLC	(266,087)	(847,459)	2,845
Royal Bank of Scotland Group PLC	(339,546)	(1,167,175)	(187,230)
Royal Dutch Shell PLC, Class A	(70,936)	(1,839,822)	27,481
Schroders PLC	(5,685)	(234,665)	(11,303)
Serco Group PLC	(56,302)	(84,298)	(3,162)
Signet Jewelers Ltd.	(21,513)	(1,416,416)	23,234
St. James’s Place PLC	(37,304)	(554,669)	(46,309)
Tesco PLC	(526,742)	(1,250,197)	(58,121)
Thomas Cook Group PLC	(411,130)	(509,332)	(53,884)
United Utilities Group PLC	(127,574)	(1,608,551)	33,286
Vodafone Group PLC	(152,863)	(394,095)	(2,010)
Weir Group PLC (The)	(14,505)	(374,046)	(13,924)
Whitbread PLC	(11,170)	(583,759)	9,479
Worldpay Group PLC	(254,541)	(989,044)	(17,728)
Total United Kingdom			(1,161,572)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	41

Portfolio of Investments  (continued)
April 30, 2017
Short Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
United States
3D Systems Corp.	(22,079)	(349,511)	(19,655)
Acadia Healthcare Co., Inc.	(67,745)	(2,952,327)	(46,067)
ACI Worldwide, Inc.	(42,413)	(911,455)	(27,568)
Acuity Brands, Inc.	(7,521)	(1,324,448)	(7,747)
Advance Auto Parts, Inc.	(6,256)	(889,228)	(8,133)
AECOM Technology Corp.	(5,256)	(179,808)	(4,415)
Agios Pharmaceuticals, Inc.	(13,642)	(678,144)	63,970
Air Lease Corp.	(17,683)	(674,430)	(27,762)
Akorn, Inc.	(32,579)	(1,089,768)	(44,708)
Albemarle Corp	(524)	(57,069)	(2,243)
Align Technology Inc	(2,792)	(375,859)	(54,277)
Allegheny Technologies, Inc.	(83,299)	(1,528,537)	(118,642)
Alliance Data Systems Corp.	(4,752)	(1,186,242)	(52,842)
Alliant Energy Corp.	(7,567)	(297,534)	4,238
Allscripts Healthcare Solutions, Inc.	(39,271)	(470,074)	(393)
Alnylam Pharmaceuticals, Inc.	(18,790)	(1,007,144)	(51,719)
AMERCO	(552)	(206,702)	(6,668)
American Airlines Group, Inc.	(6,955)	(296,422)	11,198
AMETEK, Inc.	(3,183)	(182,068)	(10,281)
Amphenol Corp., Class A	(11,098)	(802,496)	(30,852)
Amtrust Financial Services	(22,798)	(365,908)	(10,715)
Antero Resources Corp.	(36,440)	(772,164)	29,516
AptarGroup, Inc.	(8,841)	(709,932)	(26,788)
Arch Capital Group Ltd.	(461)	(44,703)	(1,033)
Arconic, Inc.	(33,192)	(907,137)	(41,683)
Arista Networks, Inc.	(8,273)	(1,155,242)	(57,001)
Armstrong World Industries, Inc.	(23,576)	(1,102,178)	(31,828)
Arthur J Gallagher & Co.	(5,544)	(309,411)	2,606
Artisan Partners Asset Management, Inc., Class A	(14,194)	(415,884)	(16,323)
athenahealth, Inc.	(5,634)	(552,188)	73,298
Autodesk, Inc.	(6,141)	(553,120)	(25,055)
Avangrid, Inc.	(13,747)	(597,995)	2,612
Avis Budget Group, Inc.	(33,955)	(1,035,628)	(65,533)
Axalta Coating Systems Ltd.	(34,910)	(1,095,127)	(1,363)
Ball Corp.	(40,948)	(3,148,492)	(188,304)
Bank of the Ozarks, Inc.	(36,789)	(1,746,374)	4,047
Short Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Biomarin Pharmaceutical, Inc.	(7,742)	(741,993)	(39,794)
Bio-Rad Laboratories, Inc., Class A	(1,808)	(394,614)	(26,017)
Bio-Techne Corp.	(3,507)	(375,530)	(20,726)
Black Hills Corp.	(19,068)	(1,297,005)	440
Blue Buffalo Pet Products, Inc.	(38,261)	(943,134)	(49,685)
Brookdale Senior Living, Inc.	(31,257)	(406,028)	(3,126)
Brown & Brown, Inc.	(3,258)	(139,768)	(3,160)
Brown-Forman Corp., Class B	(27,249)	(1,289,423)	(37,876)
Cabot Oil & Gas Corp	(12,353)	(287,084)	11,460
CalAtlantic Group, Inc.	(3,100)	(112,282)	5,983
Calpine Corp.	(62,122)	(633,644)	40,379
CarMax, Inc.	(15,731)	(920,264)	(37,282)
Carpenter Technology Corp	(1,355)	(55,013)	(7,669)
Caseys General Stores, Inc.	(4,720)	(528,970)	897
Catalent, Inc.	(21,298)	(623,605)	(25,345)
Cf Industries Holdings, Inc.	(58,795)	(1,572,178)	45,272
Charles Schwab Corp. (The)	(23,935)	(929,875)	(19,488)
Charter Communications, Inc., Class A	(2,692)	(929,171)	(39,842)
Cheniere Energy, Inc.	(41,417)	(1,878,261)	57,155
Chevron Corp.	(1,232)	(131,454)	(653)
Chipotle Mexican Grill, Inc.	(2,426)	(1,151,064)	(11,111)
Churchill Downs, Inc.	(1,419)	(236,689)	(13,906)
Ciena Corp.	(12,082)	(276,799)	(12,928)
Cincinnati Financial Corp.	(6,782)	(488,914)	(3,323)
Clean Harbors, Inc.	(17,273)	(1,003,734)	(10,709)
Cognex Corp.	(5,748)	(490,534)	(24,314)
Colfax Corp.	(4,150)	(167,951)	(5,146)
Compass Minerals International, Inc.	(17,680)	(1,166,880)	12,069
comScore, Inc.	(4,807)	(123,155)	2,428
Concho Resources, Inc.	(7,364)	(932,724)	36,157
Conduent, Inc.	(18,571)	(302,893)	(6,711)
CONSOL Energy, Inc.	(27,716)	(420,729)	23,004
Copart, Inc.	(21,690)	(670,221)	(21,256)
Costar Group, Inc.	(1,047)	(252,212)	(35,273)
Coty, Inc., Class A	(85,922)	(1,533,708)	25,777
Cousins Properties, Inc.	(81,556)	(692,410)	(2,813)
Covanta Holding Corp.	(91,009)	(1,324,181)	77,358
Cree, Inc.	(13,365)	(292,426)	31,541

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Short Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Cypress Semiconductor Corp.	(106,158)	(1,487,274)	(56,288)
Denbury Resources, Inc.	(103,727)	(230,274)	7,261
DENTSPLY SIRONA, Inc.	(12,654)	(800,239)	(10,503)
Dexcom, Inc.	(34,992)	(2,727,976)	(97,908)
Diebold, Inc.	(43,142)	(1,216,604)	17,257
Discovery Communications, Inc., Class A	(10,452)	(300,809)	(2,927)
Dominion Resources, Inc.	(34,845)	(2,698,048)	17,771
Dunkin’ Brands Group, Inc.	(3,945)	(220,368)	(8,127)
Dycom Industries Inc	(7,562)	(799,001)	(61,555)
Ecolab, Inc.	(5,765)	(744,204)	(21,158)
Energizer Holdings, Inc.	(4,834)	(286,318)	(435)
Envision Healthcare Corp	(38,100)	(2,134,743)	125,504
EOG Resources, Inc.	(2,163)	(200,078)	6,082
EQT Corp.	(6,932)	(403,026)	31,055
Factset Research Systems, Inc.	(3,907)	(637,857)	(8,478)
Fastenal Co.	(33,583)	(1,500,488)	37,613
FireEye, Inc.	(107,623)	(1,346,364)	(22,601)
First Data Corp., Class A	(124,755)	(1,948,673)	(83,586)
Fitbit, Inc., Class A	(89,929)	(514,394)	(18,609)
Fleetcor Technologies, Inc.	(1,408)	(198,725)	4,506
Flowers Foods, Inc.	(14,729)	(288,836)	(884)
Flowserve Corp.	(17,510)	(890,734)	(51,304)
FMC Corp.	(1,678)	(122,880)	419
FNB Corp.	(119,030)	(1,694,987)	(16,664)
Fossil Group, Inc.	(6,156)	(106,191)	(2,709)
Freeport-McMoRan Copper & Gold, Inc.	(75,242)	(959,336)	(425)
Frontier Communications Corp.	(163,089)	(306,607)	10,228
Gartner, Inc.	(4,612)	(526,183)	(14,989)
Genesee & Wyoming, Inc., Class A	(13,422)	(909,475)	(24,294)
Global Payments, Inc.	(15,730)	(1,286,085)	(50,021)
GoDaddy, Inc., Class A	(12,894)	(501,834)	(26,421)
Graco, Inc.	(2,185)	(235,652)	(31,136)
Granite Construction, Inc.	(10,852)	(572,009)	(2,822)
Groupon Inc	(12,638)	(49,541)	(3,412)
Guidewire Software, Inc.	(23,793)	(1,463,032)	(67,544)
Hain Celestial Group, Inc. (The)	(9,059)	(335,092)	91
Halyard Health, Inc.	(22,413)	(885,314)	(43,257)
Hanesbrands, Inc.	(25,888)	(564,617)	(12,426)
Short Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
HealthSouth Corp.	(8,070)	(378,483)	(25,259)
HEICO Corp.	(19,883)	(1,413,085)	(58,814)
Helmerich & Payne	(10,376)	(629,201)	68,269
Hertz Global Holdings, Inc.	(31,203)	(514,537)	(17,634)
Hertz Global Holdings, Inc.	(4,398)	(199,977)	7,908
Hess Corp.	(23,959)	(1,169,918)	13,896
Hormel Foods Corp.	(5,146)	(180,522)	(3,191)
Howard Hughes Corp. (The)	(4,958)	(610,379)	(4,908)
Idex Corp.	(467)	(48,923)	(5,371)
Illumina, Inc.	(10,245)	(1,893,891)	(106,900)
Inovalon Holdings, Inc.	(4,847)	(59,376)	(1,939)
International Flavors & Fragrances, Inc.	(2,734)	(378,905)	(15,228)
IPG Photonics Corp.	(7,992)	(1,009,549)	(67,612)
JCPenney Co., Inc.	(22,069)	(118,731)	6,841
Juno Therapeutics, Inc.	(13,842)	(345,219)	(9,551)
KBR, Inc.	(18,662)	(262,201)	15,288
Kirby Corp.	(3,238)	(228,603)	(9,714)
KLX, Inc.	(31,229)	(1,477,132)	(18,737)
Knowles Corp.	(59,197)	(1,049,563)	70,444
Kosmos Energy Ltd.	(183,253)	(1,101,351)	11,043
Kraft Heinz Co. (The)	(7,012)	(633,815)	8,344
L Brands, Inc.	(7,462)	(394,068)	(37,235)
Laredo Petroleum, Inc.	(25,129)	(323,159)	39,704
LaSalle Hotel Properties	(5,793)	(165,448)	2,201
Lennar Corp., Class A	(8,978)	(453,389)	16,609
Liberty Broadband Corp.	(1,075)	(97,997)	(4,504)
Liberty Expedia Holdings, Inc., Class A	(6,525)	(315,223)	(9,396)
Lifepoint Hospitals, Inc.	(12,514)	(777,745)	17,207
Live Nation Entertainment, Inc.	(5,111)	(164,370)	(6,491)
Loews Corp.	(6,583)	(306,899)	(922)
Macquarie Infrastructure Corp.	(16,356)	(1,330,888)	(35,772)
Madison Square Garden Co. (The), Class A	(6,875)	(1,387,169)	(12,375)
Markel Corp.	(1,670)	(1,619,232)	668
Mattel, Inc.	(19,949)	(447,257)	56,256
Maximus, Inc.	(4,921)	(300,132)	(12,204)
McCormick & Co., Inc.	(5,619)	(561,338)	1,180
MDU Resources Group, Inc.	(1,588)	(42,717)	730

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	43

Portfolio of Investments  (continued)
April 30, 2017
Short Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Mednax, Inc.	(20,814)	(1,256,333)	158,811
MercadoLibre Inc	(693)	(158,635)	(5,842)
Mercury General Corp.	(13,851)	(851,698)	(27,286)
Microchip Technology, Inc.	(3,689)	(278,815)	(9,444)
Middleby Corp.	(11,355)	(1,545,756)	(17,033)
Monolithic Power Systems Inc	(530)	(48,495)	(572)
Moody’s Corp.	(1,325)	(156,774)	(5,366)
Motorola Solutions Inc	(5,987)	(514,702)	(17,302)
National Fuel Gas Co.	(15,036)	(832,694)	(28,228)
National Instruments Corp.	(24,080)	(840,633)	(62,608)
National Oilwell Varco, Inc.	(9,340)	(326,620)	24,191
Netflix, Inc.	(3,004)	(457,209)	(14,870)
Netscout Systems, Inc.	(38,290)	(1,441,619)	(40,205)
Neurocrine Biosciences, Inc.	(15,865)	(847,191)	14,596
New Jersey Resources Corp.	(32,273)	(1,302,216)	(16,137)
Newell Rubbermaid, Inc.	(14,222)	(678,958)	(21,316)
Newfield Exploration Co.	(14,393)	(498,286)	19,143
Noble Corp. PLC	(44,459)	(213,403)	30,677
Noble Energy, Inc.	(12,251)	(396,075)	37,121
Norwegian Cruise Line Holdings Ltd.	(20,068)	(1,082,267)	(99,738)
NOW, Inc.	(37,395)	(636,089)	(6,731)
NRG Energy, Inc.	(86,536)	(1,462,458)	134,131
NuVasive, Inc.	(7,922)	(574,424)	1,901
Occidental Petroleum Corp.	(6,006)	(369,609)	14,955
Office Depot, Inc.	(9,297)	(46,206)	(2,549)
OGE Energy Corp.	(20,833)	(724,572)	(2,708)
Olin Corp.	(24,022)	(771,827)	(41,558)
OneMain Holdings, Inc.	(12,834)	(299,289)	4,620
ONEOK, Inc.	(35,941)	(1,890,856)	64,694
OPKO Health, Inc.	(37,175)	(288,850)	(11,524)
Owens-Illinois, Inc.	(54,348)	(1,185,873)	(87,500)
PacWest Bancorp	(11,778)	(581,715)	(16,843)
Palo Alto Networks, Inc.	(14,480)	(1,569,777)	21,141
Pandora Media, Inc.	(142,190)	(1,542,762)	(21,095)
Paramount Group, Inc.	(10,369)	(170,052)	8,399
Parsley Energy, Inc.	(27,510)	(819,523)	40,715
Patterson Cos, Inc.	(18,221)	(810,652)	(11,115)
Patterson-UTI Energy, Inc.	(9,946)	(215,281)	20,041
Short Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Pbf Energy, Inc.	(15,702)	(350,469)	(23,553)
Penske Automotive Group, Inc.	(4,350)	(207,539)	(11,484)
People’s United Financial, Inc.	(15,555)	(271,746)	778
Perrigo Co. PLC	(8,611)	(636,697)	(52,097)
Platform Specialty Products Corp.	(118,888)	(1,684,643)	(153,366)
Pnm Resources, Inc.	(24,928)	(928,568)	18,696
Post Holdings, Inc.	(14,116)	(1,188,426)	51,806
Premier, Inc.	(36,915)	(1,247,727)	(40,237)
Prestige Brands Holdings, Inc.	(16,801)	(964,545)	(15,289)
Priceline Group Inc/The	(26)	(48,017)	(1,981)
Primerica, Inc.	(5,133)	(430,145)	(4,876)
Principal Financial Group, Inc.	(1,051)	(68,452)	(2,628)
ProAssurance Corp.	(1,114)	(68,957)	(2,005)
PTC, Inc.	(7,939)	(429,103)	(12,623)
Qorvo, Inc.	(10,939)	(744,180)	11,377
Range Resources Corp	(7,245)	(191,920)	9,998
Realogy Holdings Corp.	(2,041)	(62,353)	(4,449)
Regeneron Pharmaceuticals, Inc.	(761)	(295,641)	(17,236)
RenaissanceRe Holdings Ltd.	(1,941)	(275,952)	(2,717)
ResMed, Inc.	(6,063)	(412,223)	7,639
RH	(4,575)	(219,463)	(4,804)
Rice Energy Inc	(16,511)	(351,519)	26,748
Rockwell Collins, Inc.	(6,006)	(625,165)	(39,099)
Rollins, Inc.	(22,828)	(886,411)	(46,797)
Roper Technologies, Inc.	(10,856)	(2,374,207)	(122,239)
RR Donnelley & Sons Co.	(10,214)	(128,390)	(11,485)
Sabre Corp.	(36,008)	(842,947)	(52,572)
Salesforce.com, Inc.	(17,988)	(1,549,127)	(34,537)
Sally Beauty Holdings, Inc.	(5,897)	(112,161)	5,130
SBA Communications Corp.	(12,757)	(1,613,633)	(19,391)
Schlumberger Ltd.	(5,326)	(386,614)	30,092
Scotts Miracle-Gro Co. (The), Class A	(1,694)	(163,640)	(3,371)
Seattle Genetics, Inc.	(5,720)	(390,676)	(10,010)
Sempra Energy	(10,618)	(1,200,046)	(8,070)
Service Corp. International	(5,611)	(180,786)	(6,845)
ServiceNow, Inc.	(8,955)	(846,068)	(72,267)
Silgan Holdings, Inc.	(3,039)	(184,224)	(6,655)
Six Flags Entertainment Corp.	(7,283)	(455,989)	(20,465)

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Short Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
SM Energy Co.	(14,198)	(320,733)	8,234
Snyders-Lance, Inc.	(60,191)	(2,122,335)	(90,287)
Sotheby’s	(10,492)	(496,901)	(29,152)
Southern Co. (The)	(14,943)	(744,161)	(299)
Splunk, Inc.	(18,901)	(1,215,523)	(78,817)
Sprint Corp.	(6,738)	(60,844)	(4,245)
Sprouts Farmers Market, Inc.	(66,889)	(1,492,294)	42,140
Square, Inc., Class A	(67,903)	(1,238,551)	(78,768)
SS&C Technologies Holdings, Inc.	(40,355)	(1,482,643)	(33,495)
Stericycle, Inc.	(15,423)	(1,316,199)	(36,861)
Stifel Financial Corp.	(12,653)	(618,352)	(29,482)
Superior Energy Services, Inc.	(61,523)	(743,198)	95,846
Tableau Software, Inc., Class A	(8,661)	(464,922)	(22,605)
Targa Resources Corp.	(16,303)	(898,784)	44,670
Tenet Healthcare Corp.	(4,843)	(75,890)	1,986
Tesla Motors, Inc.	(2,244)	(704,773)	(29,052)
Tiffany & Co.	(4,638)	(425,073)	(603)
T-Mobile USA, Inc.	(4,770)	(320,878)	(11,114)
Tractor Supply Co.	(1,153)	(71,382)	1,891
TransDigm Group, Inc.	(9,328)	(2,301,497)	(69,960)
TransUnion	(10,574)	(423,277)	(15,015)
TreeHouse Foods, Inc.	(28,015)	(2,454,114)	65,555
Tri Pointe Homes, Inc.	(83,695)	(1,042,003)	(9,396)
Trimble, Inc.	(1,414)	(50,098)	(6,575)
TripAdvisor, Inc.	(29,321)	(1,319,738)	(95,000)
Triumph Group, Inc.	(17,796)	(466,255)	(12,457)
Twitter, Inc.	(56,220)	(926,506)	(116,705)
Tyler Technologies, Inc.	(8,974)	(1,468,057)	(73,587)
Ultimate Software Group, Inc.	(7,566)	(1,533,401)	(9,722)
Under Armour, Inc., Class A	(10,885)	(233,919)	(26,258)
United Natural Foods, Inc.	(11,873)	(493,086)	7,836
Uniti Group Inc	(16,674)	(457,868)	(9,728)
USG Corp.	(1,444)	(43,753)	1,776
Valley National Bancorp	(29,740)	(349,742)	(6,840)
Short Positions
Description	Shares	Notional (1)	Net unrealized appreciation (depreciation)
Varex Imaging Corp.	(2,491)	(83,598)	1,096
Veeva Systems Inc., Class A	(12,036)	(645,370)	(35,221)
VEREIT, Inc.	(52,122)	(436,261)	27,103
VeriFone Systems, Inc.	(53,268)	(987,589)	(53,715)
VeriSign Inc	(3,071)	(273,073)	(246)
VF Corp.	(1,901)	(103,852)	779
Viasat, Inc.	(22,678)	(1,452,072)	(32,172)
Vista Outdoor Inc	(9,606)	(187,893)	(4,806)
WABCO Holdings, Inc.	(2,775)	(329,864)	(15,512)
Wabtec Corp.	(13,484)	(1,131,173)	(39,758)
Webster Financial Corp.	(15,769)	(801,223)	(42,261)
Welbilt Inc	(50,108)	(1,027,214)	(72,657)
Wendy’s Co. (The)	(11,816)	(174,168)	(14,416)
Wex, Inc.	(4,190)	(425,117)	10,391
Whiting Petroleum Corp.	(11,198)	(92,943)	4,255
Whole Foods Market, Inc.	(8,931)	(324,820)	(16,522)
Williams-Sonoma Inc	(3,001)	(162,204)	210
WisdomTree Investments, Inc.	(146,619)	(1,224,269)	(7,331)
Workday, Inc., Class A	(18,771)	(1,640,585)	(68,326)
WPX Energy, Inc.	(36,273)	(432,737)	36,273
WR Berkley Corp.	(13,135)	(892,917)	13,004
Wynn Resorts Ltd.	(16,644)	(2,047,378)	(139,310)
Yahoo!, Inc.	(6,948)	(334,963)	(5,697)
Yelp Inc	(7,924)	(280,589)	(21,480)
Zayo Group Holdings, Inc.	(58,681)	(2,057,943)	(27,621)
Zebra Technologies Corp., Class A	(9,854)	(928,937)	(53,113)
Zillow Group, Inc., Class C	(29,756)	(1,160,484)	(113,775)
Total United States			(3,396,446)
Common Stocks Short Positions Total			(6,702,817)
Total of Long and Short Positions			2,670,853
Net Cash and Other Receivable/(Payables)(2)			(391,317)
Swaps, at Value			2,279,536

(1)	The notional amounts of the positions held in the total return basket swap represent the market values (including any fees or commissions) of the long and short positions when they are established. The total return basket swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). Payments received or made are recorded as realized gains (losses).
(2)	Net cash and other receivables (payables) includes gains (losses) which will be paid upon the swap reset.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	45

Portfolio of Investments  (continued)
April 30, 2017
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with securities sold short.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2017, the value of these securities amounted to $3,368,541 or 0.32% of net assets.
(d)	The rate shown is the seven-day current annualized yield at April 30, 2017.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.869%	20,000	1,085,604,348	898,525,954	187,098,394	(440)	628,459	187,098,394

(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2017, the value of these securities amounted to $(10,569), which represents less than 0.01% of net assets.
Abbreviation Legend
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	New Israeli Sheqel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	52,331,096	9,885,807	—	—	62,216,903
Consumer Staples	18,448,704	16,246,880	—	—	34,695,584
Energy	27,908,320	8,713,058	—	—	36,621,378
Financials	109,189,476	14,883,895	—	—	124,073,371
Health Care	128,746,084	20,009,594	—	—	148,755,678
Industrials	48,136,290	31,662,411	—	—	79,798,701
Information Technology	146,861,568	23,696,843	—	—	170,558,411
Materials	27,788,829	30,511,230	—	—	58,300,059
Real Estate	3,287,899	13,027,198	—	—	16,315,097
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	47

Portfolio of Investments  (continued)
April 30, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Telecommunication Services	2,029,523	23,371,467	—	—	25,400,990
Utilities	8,050,430	4,914,682	—	—	12,965,112
Total Common Stocks	572,778,219	196,923,065	—	—	769,701,284
Limited Partnerships
Energy	6,222,771	—	—	—	6,222,771
Preferred Stocks
Consumer Discretionary	—	167,759	—	—	167,759
Money Market Funds	—	—	—	187,098,394	187,098,394
Total Investments	579,000,990	197,090,824	—	187,098,394	963,190,208
Investments Sold Short
Common Stocks
Consumer Discretionary	(31,532,673)	(26,125,859)	—	—	(57,658,532)
Consumer Staples	(10,234,456)	(7,274,210)	—	—	(17,508,666)
Energy	(40,076,501)	(12,164,058)	—	—	(52,240,559)
Financials	(31,938,365)	(20,966,972)	—	—	(52,905,337)
Health Care	(19,372,944)	(6,768,990)	—	—	(26,141,934)
Industrials	(15,011,439)	(12,427,599)	(10,569)	—	(27,449,607)
Information Technology	(37,359,039)	(15,772,103)	—	—	(53,131,142)
Materials	(12,664,725)	(9,733,751)	—	—	(22,398,476)
Real Estate	(17,800,423)	(5,755,928)	—	—	(23,556,351)
Telecommunication Services	(4,705,199)	(3,283,590)	—	—	(7,988,789)
Utilities	(1,011,221)	(1,512,443)	—	—	(2,523,664)
Total Common Stocks	(221,706,985)	(121,785,503)	(10,569)	—	(343,503,057)
Preferred Stocks
Consumer Discretionary	—	(1,509,690)	—	—	(1,509,690)
Health Care	—	(748,465)	—	—	(748,465)
Total Preferred Stocks	—	(2,258,155)	—	—	(2,258,155)
Total Investments Sold Short	(221,706,985)	(124,043,658)	(10,569)	—	(345,761,212)
Total Investments, Net of Investments Sold Short	357,294,005	73,047,166	(10,569)	187,098,394	617,428,996
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,114,613	—	—	1,114,613
Futures Contracts	1,648,555	81,269	—	—	1,729,824
Swap Contracts	—	3,495,892	—	—	3,495,892
Liability
Forward Foreign Currency Exchange Contracts	—	(289,014)	—	—	(289,014)
Futures Contracts	(167,787)	—	—	—	(167,787)
Swap Contracts	—	(265,965)	—	—	(265,965)
Total	358,774,773	77,183,961	(10,569)	187,098,394	623,046,559
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	49

Statement of Assets and Liabilities
April 30, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$715,589,022
Affiliated issuers, at cost	187,097,891
Total investments, at cost	902,686,913
Investments, at value
Unaffiliated issuers, at value	776,091,814
Affiliated issuers, at value	187,098,394
Total investments, at value	963,190,208
Cash	410,720
Foreign currency (identified cost $484,747)	482,807
Cash collateral held at broker	431,507,819
Margin deposits	7,542,397
Unrealized appreciation on forward foreign currency exchange contracts	1,114,613
Unrealized appreciation on swap contracts	3,495,892
Receivable for:
Investments sold	5,772,249
Capital shares sold	1,897,713
Dividends	1,331,990
Foreign tax reclaims	147,565
Variation margin	55,817
Expense reimbursement due from Investment Manager	76,793
Trustees’ deferred compensation plan	1,312
Other assets	33,078
Total assets	1,417,060,973
Liabilities
Securities sold short, at value (proceeds $321,390,570)	345,761,212
Unrealized depreciation on forward foreign currency exchange contracts	289,014
Unrealized depreciation on swap contracts	265,965
Payable for:
Investments purchased	11,196,366
Capital shares purchased	4,820,887
Dividends and interest on securities sold short	328,019
Variation margin	359,149
Due to broker	1,674,032
Management services fees	46,228
Distribution and/or service fees	13
Transfer agent fees	242,340
Compensation of chief compliance officer	39
Other expenses	185,559
Trustees’ deferred compensation plan	1,312
Total liabilities	365,170,135
Net assets applicable to outstanding capital stock	$1,051,890,838
Represented by
Paid in capital	988,833,098
Undistributed net investment income	4,886,041
Accumulated net realized gain	15,898,857
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	60,502,792
Investments - affiliated issuers	503
Foreign currency translations	522,626
Forward foreign currency exchange contracts	825,599
Futures contracts	1,562,037
Securities sold short	(24,370,642)
Swap contracts	3,229,927
Total - representing net assets applicable to outstanding capital stock	$1,051,890,838
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
April 30, 2017
Class A
Net assets	$1,939,247
Shares outstanding	182,540
Net asset value per share	$10.62
Class Z
Net assets	$1,049,951,591
Shares outstanding	99,033,378
Net asset value per share	$10.60
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	51

Statement of Operations
Year Ended April 30, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$8,557,793
Dividends — affiliated issuers	628,459
Foreign taxes withheld	(275,480)
Total income	8,910,772
Expenses:
Management services fees	8,637,630
Distribution and/or service fees
Class A(a)	1,061,513
Transfer agent fees
Class A(a)	1,418,532
Class Z(b)	362,494
Compensation of board members	13,256
Custodian fees	128,176
Printing and postage fees	224,422
Registration fees	300,472
Audit fees	68,538
Legal fees	13,699
Dividends and interest on securities sold short	2,940,558
Compensation of chief compliance officer	271
Other	50,988
Total expenses	15,220,549
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(268,331)
Total net expenses	14,952,218
Net investment loss	(6,041,446)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	16,800,401
Investments — affiliated issuers	(440)
Foreign currency translations	(722,947)
Forward foreign currency exchange contracts	(1,571,097)
Futures contracts	16,068,776
Options contracts written	301,936
Securities sold short	(17,093,817)
Swap contracts	13,695,535
Net realized gain	27,478,347
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	60,502,792
Investments — affiliated issuers	503
Foreign currency translations	522,626
Forward foreign currency exchange contracts	825,599
Futures contracts	1,562,037
Securities sold short	(24,370,642)
Swap contracts	3,229,927
Net change in unrealized appreciation (depreciation)	42,272,842
Net realized and unrealized gain	69,751,189
Net increase in net assets resulting from operations	$63,709,743

(a)	Class A shares are based on operations from October 17, 2016 (commencement of operations) through the stated period end.
(b)	Class Z shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Statement of Changes in Net Assets
Year Ended April 30, 2017
Operations
Net investment loss	$(6,041,446)
Net realized gain	27,478,347
Net change in unrealized appreciation (depreciation)	42,272,842
Net increase in net assets resulting from operations	63,709,743
Distributions to shareholders
Net investment income
Class A	(652,003)
Total distributions to shareholders	(652,003)
Increase in net assets from capital stock activity	988,813,098
Total increase in net assets	1,051,870,838
Net assets at beginning of period	20,000
Net assets at end of period	$1,051,890,838
Undistributed net investment income	$4,886,041
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	53

Statement of Changes in Net Assets   (continued)
	Year Ended
	April 30, 2017 (a),(b)
	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	113,001,284	1,133,473,560
Distributions reinvested	63,300	651,990
Redemptions	(112,884,044)	(1,200,600,106)
Net increase (decrease)	180,540	(66,474,556)
Class Z
Subscriptions	102,126,850	1,088,107,135
Redemptions	(3,093,472)	(32,819,481)
Net increase	99,033,378	1,055,287,654
Total net increase	99,213,918	988,813,098

(a)	Class A shares are based on operations from October 17, 2016 (commencement of operations) through the stated period end.
(b)	Class Z shares are based on operations from January 3, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	55

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income
Class A
4/30/2017 (c)	$10.00	(0.07)	0.70	0.63	(0.01)
Class Z
4/30/2017 (f)	$10.25	(0.01)	0.36	0.35	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class A shares commenced operations on October 17, 2016. Per share data and total return reflect activity from that date.
(d)	Annualized.
(e)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, annualized expenses would have been lower by:

Class	04/30/2017
Class A	0.54%
Class Z	0.46%

(f)	Class Z shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.01)	$10.62	6.27%	2.82% (d),(e)	2.81% (d),(e)	(1.32%) (d)	100%	$1,939

—	$10.60	3.41%	2.49% (d),(e)	2.29% (d),(e)	(0.05%) (d)	100%	$1,049,952
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	57

Notes to Financial Statements
April 30, 2017
Note 1. Organization
Multi-Manager Directional Alternative Strategies Fund (formerly known as Active Portfolios® Multi-Manager Directional Alternatives Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective February 28, 2017, Active Portfolios® Multi-Manager Directional Alternatives Fund was renamed Multi-Manager Directional Alternative Strategies Fund.
On October 3, 2016, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $20,000 in the Fund (2,000 shares for Class A), which represented the initial capital for Class A at $10 per share. Shares of the Fund were first offered to the public on October 17, 2016.
These financial statements cover the period from October 17, 2016 (commencement of operations) through April 30, 2017.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Class Z shares are not subject to any front-end sales charge or contingent deferred sales charge. Class Z shares commenced operations on January 3, 2017.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party
58	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	59

Notes to Financial Statements  (continued)
April 30, 2017
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
60	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to produce incremental earnings and to decrease the Fund’s exposure to equity market risk and increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	61

Notes to Financial Statements  (continued)
April 30, 2017
decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Contracts and premiums associated with options contracts written for the year ended April 30, 2017 are as follows:
	Calls
	Contracts	Premiums ($)
Balance at October 17, 2016	—	—
Opened	(616)	(315,746)
Closed	353	283,671
Expired	263	32,075
Balance at April 30, 2017	—	—
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Total return basket swap contracts
The Fund entered into total return basket swap transactions. These instruments allow the Fund to manage exposure to a custom basket of securities and foreign markets (both long and short exposures) without owning or taking physical custody of such securities. Under the terms of the contract, payments made by the Fund or the counterparty are based on the total return of the reference assets within the basket in return for a specified interest rate. The contract allows the Investment Manager of the Fund to alter the composition of the custom basket by trading in and out of the notional reference security positions at its discretion.
The total return basket swap is valued daily, and the change in value is recorded as unrealized appreciation (depreciation). The swap resets monthly at which time the Fund settles in cash with the counterparty. Payments received (or made) by the Fund are recorded as realized gains (losses). Total return basket swaps are subject to the risk associated with the investment in the reference securities within the basket. The risk in the case of short swaps transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities in the basket. The risk may be offset if the Fund holds any of the reference securities. The risk in the case of long swap transactions is limited to the current notional amount of the swap.
62	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	1,729,824*
Equity risk	Net assets — unrealized appreciation on swap contracts	3,495,892*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,114,613
Total		6,340,329

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	167,787*
Equity risk	Net assets — unrealized depreciation on swap contracts	265,965*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	289,014
Total		722,766

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	63

Notes to Financial Statements  (continued)
April 30, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Swap contracts ($)	Total ($)
Equity risk	—	16,068,776	301,936	13,695,535	30,066,247
Foreign exchange risk	(1,571,097)	—	—	—	(1,571,097)
Total	(1,571,097)	16,068,776	301,936	13,695,535	28,495,150

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Equity risk	—	1,562,037	3,229,927	4,791,964
Foreign exchange risk	825,599	—	—	825,599
Total	825,599	1,562,037	3,229,927	5,617,563
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	152,512,176

Derivative instrument	Average market value ($)*
Options contracts — written	(170,071)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	697,112	(204,753)
Total return swap contracts	3,317,844	(208,859)

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2017.
Short Sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Portfolio of Investments. In addition, cash collateral is recorded as cash collateral held at broker in the Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security. The fee is included in "Dividends and interest on securities sold short" in the Statement of Operations and a short position is reported as a liability at fair value in the Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
64	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2017:
	Citi ($)	JPMorgan ($) (a)	JPMorgan ($) (a)	Macquarie ($)	Morgan Stanley ($)	Morgan Stanley International ($)	Total ($)
Assets
Forward foreign currency exchange contracts	1,114,613	-	-	-	-	-	1,114,613
OTC total return basket swap contracts (b)	-	-	543,047	-	-	2,279,536	2,822,583
OTC total return swap contracts (b)	-	-	-	475,101	-	-	475,101
OTC total return swap contracts on futures (b)	-	-	-	-	-	198,208	198,208
Total assets	1,114,613	-	543,047	475,101	-	2,477,744	4,610,505
Liabilities
Forward foreign currency exchange contracts	289,014	-	-	-	-	-	289,014
OTC total return swap contracts (b)	-	-	-	265,965	-	-	265,965
Securities borrowed	-	181,680,068	-	-	164,081,144	-	345,761,212
Total liabilities	289,014	181,680,068	-	265,965	164,081,144	-	346,316,191
Total financial and derivative net assets	825,599	(181,680,068)	543,047	209,136	(164,081,144)	2,477,744	(341,705,686)
Total collateral received (pledged) (c)	-	(181,680,068)	-	-	(164,081,144)	-	(345,761,212)
Net amount (d)	825,599	-	543,047	209,136	-	2,477,744	4,055,526

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	65

Notes to Financial Statements  (continued)
April 30, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreement below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is equal to 1.60% of the Fund’s average daily net assets.
66	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Subadvisory agreement
The Investment Manager has entered into Subadvisory Agreements with Boston Partners, AQR Capital Management, LLC and Analytic, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination, subject to the oversight of the Fund’s Board of Trustees. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Other expenses
Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended April 30, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.33 (a)
Class Z	0.35 (a)

(a)	Annualized.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	67

Notes to Financial Statements  (continued)
April 30, 2017
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, provided that the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
October 17, 2016 through August 31, 2018
Class A	2.29%
Class Z	2.04*
*Expense cap rate is contractual from January 3, 2017 (the commencement of operations of Class Z shares) through August 31, 2018.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, derivative investments, tax straddles, swap investments, non-deductible expenses, trustees’ deferred compensation, foreign currency transactions, investments in partnerships and constructive sales of appreciated financial positions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
11,579,490	(11,579,490)	—
68	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
April 30, 2017
Ordinary income ($)	Long-term capital gains ($)	Total ($)
652,003	—	652,003
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
22,557,059	7,457,681	—	57,699,729
At April 30, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
905,490,479	70,801,913	(13,102,184)	57,699,729
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,496,154,491 and $1,101,616,936, respectively, for the year ended April 30, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	69

Notes to Financial Statements  (continued)
April 30, 2017
matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2017.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At April 30, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Short Selling Risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so)
70	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	71

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Multi-Manager Directional Alternative Strategies Fund (formerly known as Active Portfolios® Multi-Manager Directional Alternatives Fund)
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Manager Directional Alternative Strategies Fund (formerly known as Active Portfolios® Multi-Manager Directional Alternatives Fund) (the "Fund," a series of Columbia Funds Series Trust I) as of April 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period October 17, 2016 (commencement of operations) through April 30, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, brokers, agent banks and transfer agent, provides a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
June 23, 2017
72	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
30.90%	18.43%	$7,830,565
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	73

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
74	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	75

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively;Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
76	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017	77

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
78	Multi-Manager Directional Alternative Strategies Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Multi-Manager Directional Alternative Strategies Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN283_04_G01_(06/17)

Annual Report
April 30, 2017
Columbia Corporate Income Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Corporate Income Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Corporate Income Fund   |  Annual Report 2017

Columbia Corporate Income Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Corporate Income Fund (the Fund) seeks total return, consisting primarily of current income and secondarily of capital appreciation.
Portfolio management
Tom Murphy, CFA
Lead manager
Managed Fund since 2011
Timothy Doubek, CFA
Co-manager
Managed Fund since 2011
Brian Lavin, CFA
Co-manager
Managed Fund since 2010
Average annual total returns (%) (for the period ended April 30, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	3.72	3.61	5.14
	Including sales charges		-1.22	2.62	4.64
Class B	Excluding sales charges	07/15/02	2.94	2.84	4.36
	Including sales charges		-2.06	2.49	4.36
Class C	Excluding sales charges	07/15/02	3.10	3.00	4.52
	Including sales charges		2.10	3.00	4.52
Class R4 *		11/08/12	3.98	3.89	5.42
Class R5 *		11/08/12	4.09	3.99	5.46
Class T *	Excluding sales charges	09/27/10	3.71	3.61	5.14
	Including sales charges		1.08	3.10	4.88
Class Y *		11/08/12	4.14	4.05	5.49
Class Z		03/05/86	3.98	3.87	5.40
Blended Benchmark			4.53	4.35	5.80
Bloomberg Barclays U.S. Corporate Bond Index			3.00	3.89	5.48
Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The returns for Class T shares are shown with and without the maximum applicable sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were sold without a sales charge. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark is a weighted custom benchmark, established by the Investment Manager, consisting of an 85% weighting in the Bloomberg Barclays U.S. Corporate Bond Index and a 15% weighting in the Bank of America Merrill Lynch (BofAML) U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
The Bloomberg Barclays U.S. Corporate Bond Index measures the investment-grade, fixed-rate, taxable, corporate bond market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Corporate Income Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2007 — April 30, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Corporate Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2017)
Common Stocks	0.0 (a)
Corporate Bonds & Notes	90.3
Foreign Government Obligations	0.1
Money Market Funds	7.2
Senior Loans	0.0 (a)
U.S. Treasury Obligations	2.4
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2017)
AAA rating	3.0
AA rating	3.3
A rating	17.7
BBB rating	66.0
BB rating	3.9
B rating	4.6
CCC rating	1.5
CC rating	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Corporate Income Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2017, the Fund’s Class A shares returned 3.72% excluding sales charges. During the same 12-month period, the Fund underperformed its Blended Benchmark, which returned 4.53%, and outperformed the Bloomberg Barclays U.S. Corporate Bond Index, which returned 3.00%. During the period, the largest positive contribution to the Fund’s performance relative to the benchmark came from a significant allocation to energy-related bonds, while positive performance was also generated within electric utilities. On the downside, a bias toward higher quality issues within below-investment-grade, high-yield corporates detracted.
Credit outperformed against uncertain geopolitical backdrop
U.S. interest rates began the period at very low levels, in part due to negative interest rates overseas as central banks sought to bolster anemic growth. Despite a sub-par global economic backdrop, U.S. credit sentiment was supported by the recovery in commodity prices, expectations for benign domestic monetary policy, and a global search for positive-yielding assets.
In late-June of 2016, a U.K. referendum which resulted in a vote to exit the European Union spurred a flight-to-safety trade, driving U.S. Treasury yields even lower. While credit-sensitive areas of the market briefly faltered, markets quickly put the impact of “Brexit” on global growth, with the aid of supportive central banks, into perspective. While concern over the domestic economy’s resilience in the face of global shocks stayed the Fed’s hand, the committee took on a more hawkish tone as the third quarter progressed. Market pricing began to reflect the renewed likelihood that the Fed could move later in the calendar year and Treasury yields drifted higher off their lows.
The surprise result of the November 8th U.S. election caused interest rates to rise meaningfully alongside expectations for higher growth and inflation with Republicans in control of the White House and both houses of Congress. These expectations, along with supportive economic data, sustained returns in economically sensitive, credit-oriented segments of the bond market well into 2017. In March 2017, a dovish interpretation of the Federal Reserve’s statement led inflation expectations and Treasury rates lower. In addition, the apparent surrender of the Republicans on healthcare reform brought into question the prospects for the rest of President Trump’s pro-growth economic platform. Nonetheless, credit-oriented areas of the bond market notably outperformed for the full 12 months ended April 30, 2017.
Yields rose meaningfully along the U.S. Treasury curve over the 12-month period ended April 30, 2017, and the yield curve flattened modestly as shorter maturities experienced greater yield increases. To illustrate, the two-year Treasury yield rose 51 basis points from 0.77% to 1.28%, while the 30-year yield rose 30 basis points, from 2.66% to 2.96%.
Contributors and detractors
During the period the largest positive contribution to the Fund’s performance relative to the benchmark came from a significant allocation to energy-related bonds, which saw their prices rebound strongly in 2016. Within energy, the Fund’s positions in midstream pipelines and independent producers posted especially strong returns. Positive performance was also generated within electric utilities, where the Fund’s holdings outperformed the broader segment. On the downside, a bias toward higher quality issues within below-investment-grade, high-yield corporates detracted, as riskier segments of the market outperformed. The high-yield allocation was approximately unchanged at 9% over the period.
The Fund maintained a shorter duration than its benchmark during the period in review, which was executed by selling Treasury futures contracts. This resulted in a relative give-up in performance early in the period as interest rates collapsed to all-time lows. As interest rates subsequently rose, we moderated the magnitude of our underweight and ended the period approximately 0.25 years short versus the benchmark.
At period’s end
While valuations appeared rich, corporate bond yields were meaningfully above their five-year average and continue to attract demand from foreign and domestic investors alike. Our positioning continued to be driven by a preference for industries and individual issues where our credit analysts had strong convictions with respect to industry dynamics and individual company positioning within those industries as gauged by strength of product, strategic direction, financial flexibility, and management
Columbia Corporate Income Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
stewardship. We believe that adhering to this established research process, combined with opportunistic selection based on our assessment of valuation and the accompanying risk/reward profile, has the potential to provide strong relative performance over time regardless of unforeseeable macroeconomic developments.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Corporate Income Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2016 – April 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,005.70	1,020.01	4.52	4.56	0.92
Class B	1,000.00	1,000.00	1,002.00	1,016.33	8.20	8.26	1.67
Class C	1,000.00	1,000.00	1,002.70	1,017.07	7.46	7.52	1.52
Class R4	1,000.00	1,000.00	1,006.90	1,021.23	3.30	3.32	0.67
Class R5	1,000.00	1,000.00	1,006.50	1,021.77	2.76	2.78	0.56
Class T (formerly Class W)	1,000.00	1,000.00	1,005.60	1,020.01	4.52	4.56	0.92
Class Y	1,000.00	1,000.00	1,007.70	1,022.02	2.51	2.53	0.51
Class Z	1,000.00	1,000.00	1,007.00	1,021.23	3.30	3.32	0.67
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
Columbia Corporate Income Fund | Annual Report 2017	7

Portfolio of Investments
April 30, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks —%
Issuer	Shares	Value ($)
Financials —%
Insurance —%
WMI Holdings Corp. Escrow(a),(b),(c)	1,075	—
WMIH Corp.(b)	21,388	32,082
Total		32,082
Total Financials		32,082
Total Common Stocks (Cost $1,077,672)		32,082

Corporate Bonds & Notes 90.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.3%
BAE Systems Holdings, Inc.(d)
10/07/24	3.800%	7,294,000	7,525,876
Bombardier, Inc.(d)
12/01/21	8.750%	250,000	278,125
L-3 Communications Corp.
05/28/24	3.950%	7,409,000	7,686,608
Lockheed Martin Corp.
01/15/23	3.100%	3,090,000	3,157,235
Northrop Grumman Corp.
06/01/18	1.750%	7,855,000	7,870,427
TransDigm, Inc.
05/15/25	6.500%	250,000	255,625
06/15/26	6.375%	843,000	849,323
TransDigm, Inc.(d)
05/15/25	6.500%	231,000	236,198
Total			27,859,417
Automotive 0.1%
Eagle Holding Co., II LLC PIK(e)
05/15/22	7.625%	62,000	63,127
Gates Global LLC/Co.(d)
07/15/22	6.000%	423,000	425,115
IHO Verwaltungs GmbH PIK(d)
09/15/23	4.500%	204,000	204,000
Schaeffler Finance BV(d)
05/15/21	4.250%	625,000	638,938
Total			1,331,180
Banking 6.1%
Ally Financial, Inc.
05/19/22	4.625%	534,000	544,680
09/30/24	5.125%	138,000	140,933
Bank of America Corp.(f)
01/20/28	3.824%	14,925,000	15,035,520
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup, Inc.
05/01/26	3.400%	7,095,000	7,000,785
10/21/26	3.200%	7,420,000	7,170,792
Goldman Sachs Group, Inc. (The)
02/25/26	3.750%	5,000,000	5,070,345
01/26/27	3.850%	6,665,000	6,772,926
JPMorgan Chase & Co.
10/01/26	2.950%	10,591,000	10,174,710
Morgan Stanley
07/27/26	3.125%	5,295,000	5,109,087
01/20/27	3.625%	7,985,000	8,006,743
Washington Mutual Bank(a),(g)
Subordinated
01/15/15	0.000%	6,350,000	9,525
Wells Fargo & Co.
10/23/26	3.000%	11,000,000	10,606,717
Total			75,642,763
Brokerage/Asset Managers/Exchanges 0.0%
NPF Corp.(d)
07/15/21	9.000%	138,000	145,935
Building Materials 0.1%
Allegion PLC
09/15/23	5.875%	111,000	118,492
Allegion US Holding Co., Inc.
10/01/21	5.750%	327,000	341,102
American Builders & Contractors Supply Co., Inc.(d)
04/15/21	5.625%	249,000	256,159
Beacon Roofing Supply, Inc.
10/01/23	6.375%	112,000	120,680
HD Supply, Inc.(d)
04/15/24	5.750%	100,000	106,250
US Concrete, Inc.(d)
06/01/24	6.375%	159,000	166,155
US Concrete, Inc.
06/01/24	6.375%	116,000	121,220
Total			1,230,058
Cable and Satellite 3.5%
Altice US Finance I Corp.(d)
07/15/23	5.375%	321,000	335,044
Altice US Finance I Corp.
05/15/26	5.500%	427,000	441,411
CCO Holdings LLC/Capital Corp.(d)
04/01/24	5.875%	689,000	738,091
05/01/25	5.375%	341,000	355,492
02/15/26	5.750%	481,000	510,909
05/01/26	5.500%	39,000	40,926

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Corporate Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cequel Communications Holdings I LLC/Capital Corp.(d)
09/15/20	6.375%	289,000	297,852
12/15/21	5.125%	182,000	186,095
07/15/25	7.750%	251,000	279,865
Comcast Corp.
02/15/18	5.875%	5,940,000	6,142,999
07/15/46	3.400%	6,010,000	5,210,712
CSC Holdings LLC
02/15/19	8.625%	425,000	468,159
06/01/24	5.250%	420,000	424,985
CSC Holdings LLC(d)
10/15/25	6.625%	562,000	613,985
10/15/25	10.875%	344,000	413,230
04/15/27	5.500%	229,000	236,729
DISH DBS Corp.
11/15/24	5.875%	805,000	845,250
07/01/26	7.750%	533,000	624,276
Radiate HoldCo LLC/Finance, Inc.(d)
02/15/25	6.625%	123,000	122,693
Sirius XM Radio, Inc.(d)
07/15/26	5.375%	435,000	445,875
Sky PLC(d)
11/26/22	3.125%	11,974,000	12,010,940
09/16/24	3.750%	8,537,000	8,697,880
Unitymedia GmbH(d)
01/15/25	6.125%	382,000	407,827
Unitymedia Hessen GmbH & Co. KG NRW(d)
01/15/25	5.000%	439,000	455,743
Videotron Ltd.
07/15/22	5.000%	286,000	303,189
Videotron Ltd./Ltee(d)
04/15/27	5.125%	244,000	248,807
Virgin Media Finance PLC(d)
01/15/25	5.750%	674,000	687,480
Virgin Media Secured Finance PLC(d)
01/15/26	5.250%	506,000	512,325
Ziggo Bond Finance BV(d)
01/15/27	6.000%	240,000	244,800
Ziggo Secured Finance BV(d)
01/15/27	5.500%	608,000	623,218
Total			42,926,787
Chemicals 0.8%
Angus Chemical Co.(d)
02/15/23	8.750%	437,000	454,480
Atotech USA, Inc.(d)
02/01/25	6.250%	311,000	315,665
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Axalta Coating Systems LLC(d)
08/15/24	4.875%	203,000	210,231
Chemours Co. (The)
05/15/23	6.625%	570,000	609,900
05/15/25	7.000%	24,000	26,370
Eco Services Operations LLC/Finance Corp.(d)
11/01/22	8.500%	398,000	419,890
EI du Pont de Nemours & Co.(e)
05/01/20	2.200%	2,225,000	2,227,447
INEOS Group Holdings SA(d)
08/01/24	5.625%	389,000	395,808
Koppers, Inc.(d)
02/15/25	6.000%	89,000	93,228
LYB International Finance BV
03/15/44	4.875%	3,515,000	3,639,174
Olin Corp.
09/15/27	5.125%	160,000	166,600
Platform Specialty Products Corp.(d)
05/01/21	10.375%	258,000	287,348
02/01/22	6.500%	147,000	150,675
PQ Corp.(d)
11/15/22	6.750%	250,000	269,375
SPCM SA
09/15/25	4.875%	217,000	219,441
WR Grace & Co.(d)
10/01/21	5.125%	331,000	355,411
Total			9,841,043
Construction Machinery 0.1%
Ritchie Bros. Auctioneers, Inc.(d)
01/15/25	5.375%	77,000	79,502
United Rentals North America, Inc.
09/15/26	5.875%	524,000	552,820
05/15/27	5.500%	345,000	354,919
Total			987,241
Consumer Cyclical Services 0.2%
APX Group, Inc.
12/01/19	6.375%	44,000	45,540
12/01/20	8.750%	339,000	351,289
12/01/22	7.875%	377,000	410,930
APX Group, Inc.(d)
12/01/22	7.875%	111,000	120,990
Carlson Travel, Inc.(d)
12/15/23	6.750%	55,000	56,822
IHS Markit Ltd.(d)
11/01/22	5.000%	594,000	634,837
02/15/25	4.750%	160,000	167,400

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Interval Acquisition Corp.
04/15/23	5.625%	483,000	497,490
Total			2,285,298
Consumer Products 0.2%
American Greetings Corp.(d)
02/15/25	7.875%	37,000	39,498
Prestige Brands, Inc.(d)
03/01/24	6.375%	284,000	303,880
Scotts Miracle-Gro Co. (The)
10/15/23	6.000%	266,000	284,287
Scotts Miracle-Gro Co. (The)(d)
12/15/26	5.250%	74,000	76,035
Spectrum Brands, Inc.
11/15/22	6.625%	385,000	405,212
07/15/25	5.750%	422,000	452,346
Springs Industries, Inc.
06/01/21	6.250%	201,000	207,030
Tempur Sealy International, Inc.
10/15/23	5.625%	187,000	191,114
06/15/26	5.500%	216,000	214,786
Valvoline, Inc.(d)
07/15/24	5.500%	39,000	41,243
Total			2,215,431
Diversified Manufacturing 1.4%
Entegris, Inc.(d)
04/01/22	6.000%	350,000	364,875
General Electric Co.
10/09/42	4.125%	3,185,000	3,289,064
Honeywell International, Inc.
10/30/19	1.400%	8,325,000	8,264,702
SPX FLOW, Inc.(d)
08/15/24	5.625%	72,000	72,900
08/15/26	5.875%	266,000	269,325
United Technologies Corp.
11/01/46	3.750%	5,360,000	5,150,751
Welbilt, Inc.
02/15/24	9.500%	68,000	78,540
WESCO Distribution, Inc.
06/15/24	5.375%	104,000	106,860
Zekelman Industries, Inc.(d)
06/15/23	9.875%	139,000	157,070
Total			17,754,087
Electric 21.0%
AES Corp. (The)
05/15/26	6.000%	216,000	227,880
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Appalachian Power Co.
05/15/44	4.400%	3,268,000	3,367,314
06/01/45	4.450%	30,000	31,356
Arizona Public Service Co.
05/15/46	3.750%	3,435,000	3,253,055
Berkshire Hathaway Energy Co.
11/15/23	3.750%	7,440,000	7,827,297
02/01/45	4.500%	804,000	847,954
Calpine Corp.(d)
01/15/22	6.000%	441,000	459,742
CMS Energy Corp.
03/01/24	3.875%	5,250,000	5,451,873
11/15/25	3.600%	12,670,000	12,820,558
02/15/27	2.950%	3,035,000	2,895,241
03/31/43	4.700%	945,000	978,820
03/01/44	4.875%	42,000	45,086
Consolidated Edison Co. of New York, Inc.
06/15/46	3.850%	2,655,000	2,581,302
DTE Energy Co.
06/01/24	3.500%	19,404,000	19,639,526
10/01/26	2.850%	18,690,000	17,662,162
Duke Energy Corp.
10/15/23	3.950%	8,133,000	8,589,774
04/15/24	3.750%	6,036,000	6,277,217
09/01/46	3.750%	2,475,000	2,267,075
Duke Energy Florida LLC
01/15/27	3.200%	4,265,000	4,310,337
Duke Energy Progress LLC
10/15/46	3.700%	2,415,000	2,306,318
Dynegy, Inc.
11/01/24	7.625%	110,000	100,650
Emera US Finance LP
06/15/46	4.750%	8,419,000	8,548,998
Eversource Energy
03/15/22	2.750%	1,235,000	1,244,985
Indiana Michigan Power Co.
03/15/23	3.200%	13,195,000	13,417,494
MidAmerican Energy Co.
08/01/47	3.950%	1,540,000	1,543,522
NextEra Energy Capital Holdings, Inc.
05/01/27	3.550%	7,135,000	7,180,800
NRG Energy, Inc.
05/01/24	6.250%	340,000	338,810
05/15/26	7.250%	149,000	152,352
01/15/27	6.625%	396,000	392,040
NRG Yield Operating LLC
08/15/24	5.375%	596,000	609,410

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Corporate Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Yield Operating LLC(d)
09/15/26	5.000%	139,000	136,220
Oncor Electric Delivery Co. LLC
09/30/17	5.000%	4,000,000	4,056,976
Pacific Gas & Electric Co.
06/15/23	3.250%	5,128,000	5,273,368
02/15/24	3.750%	12,370,000	13,058,106
03/15/27	3.300%	730,000	739,389
02/15/44	4.750%	3,463,000	3,844,082
Pattern Energy Group, Inc.(d)
02/01/24	5.875%	294,000	301,717
PPL Capital Funding, Inc.
06/01/23	3.400%	15,116,000	15,444,199
03/15/24	3.950%	4,000	4,164
Progress Energy, Inc.
04/01/22	3.150%	21,180,000	21,566,959
Public Service Enterprise Group, Inc.
11/15/19	1.600%	3,270,000	3,235,652
Sierra Pacific Power Co.
05/01/26	2.600%	4,900,000	4,732,832
Southern Co. (The)
07/01/46	4.400%	11,995,000	11,933,154
TransAlta Corp.
06/03/17	1.900%	15,885,000	15,885,751
Virginia Electric & Power Co.
11/15/46	4.000%	1,280,000	1,277,666
WEC Energy Group, Inc.
06/15/25	3.550%	8,425,000	8,694,811
Xcel Energy, Inc.
12/01/26	3.350%	14,135,000	14,261,324
Total			259,815,318
Finance Companies 0.3%
Aircastle Ltd.
03/15/21	5.125%	198,000	211,117
04/01/23	5.000%	61,000	65,118
iStar, Inc.
04/01/22	6.000%	209,000	214,225
Navient Corp.
03/25/20	8.000%	34,000	37,315
10/26/20	5.000%	91,000	92,706
07/26/21	6.625%	258,000	273,157
06/15/22	6.500%	184,000	190,210
10/25/24	5.875%	368,000	357,880
OneMain Financial Holdings LLC(d)
12/15/19	6.750%	271,000	284,550
12/15/21	7.250%	365,000	379,640
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Park Aerospace Holdings Ltd.(d)
08/15/22	5.250%	119,000	125,694
02/15/24	5.500%	119,000	125,843
Provident Funding Associates LP/Finance Corp.(d)
06/15/21	6.750%	698,000	715,450
Quicken Loans, Inc.(d)
05/01/25	5.750%	297,000	299,970
Springleaf Finance Corp.
10/01/21	7.750%	36,000	38,588
Total			3,411,463
Food and Beverage 10.6%
Anheuser-Busch InBev Finance, Inc.
02/01/26	3.650%	26,160,000	26,657,851
B&G Foods, Inc.
04/01/25	5.250%	164,000	167,900
Bacardi Ltd.(d)
07/15/26	2.750%	7,870,000	7,485,716
Chobani LLC/Finance Corp., Inc.(d)
04/15/25	7.500%	233,000	240,281
ConAgra Foods, Inc.
01/25/23	3.200%	20,178,000	20,442,433
FAGE International SA/USA Dairy Industry, Inc.(d)
08/15/26	5.625%	190,000	193,325
General Mills, Inc.
10/20/17	1.400%	3,520,000	3,523,161
Grupo Bimbo SAB de CV(d)
06/27/44	4.875%	1,850,000	1,801,718
JM Smucker Co. (The)
03/15/18	1.750%	20,500,000	20,522,960
Kellogg Co.
12/01/23	2.650%	5,288,000	5,190,907
Kraft Heinz Foods Co.
06/05/17	2.250%	180,000	180,133
06/01/46	4.375%	5,925,000	5,637,264
Lamb Weston Holdings, Inc.(d)
11/01/24	4.625%	113,000	116,672
11/01/26	4.875%	188,000	193,875
Molson Coors Brewing Co.(d)
03/15/19	1.900%	3,940,000	3,937,597
Molson Coors Brewing Co.
07/15/26	3.000%	11,615,000	11,150,725
05/01/42	5.000%	1,460,000	1,556,411
07/15/46	4.200%	214,000	202,408
Mondelez International, Inc.(d)
10/28/19	1.625%	7,515,000	7,392,070
PepsiCo, Inc.(e)
05/02/19	1.550%	6,170,000	6,165,496

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pinnacle Foods Finance LLC/Corp.
01/15/24	5.875%	42,000	44,783
Post Holdings, Inc.(d)
03/15/24	7.750%	140,000	155,575
03/01/25	5.500%	101,000	105,545
08/15/26	5.000%	488,000	485,560
03/01/27	5.750%	169,000	175,549
Sysco Corp.
07/15/21	2.500%	2,055,000	2,059,523
Tyson Foods, Inc.
08/15/19	2.650%	5,884,000	5,943,240
Total			131,728,678
Gaming 0.4%
Boyd Gaming Corp.
05/15/23	6.875%	297,000	319,646
04/01/26	6.375%	103,000	110,983
GLP Capital LP/Financing II, Inc.
11/01/23	5.375%	292,000	315,360
04/15/26	5.375%	61,000	64,355
International Game Technology PLC(d)
02/15/22	6.250%	542,000	590,780
Isle of Capri Casinos LLC(d)
04/01/25	6.000%	127,000	131,286
Jack Ohio Finance LLC/1 Corp.(d)
11/15/21	6.750%	349,000	364,705
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/24	5.625%	104,000	112,190
09/01/26	4.500%	122,000	121,543
MGM Resorts International
10/01/20	6.750%	616,000	685,300
03/15/23	6.000%	281,000	306,992
09/01/26	4.625%	608,000	606,480
Penn National Gaming, Inc.(d)
01/15/27	5.625%	79,000	79,593
Rivers Pittsburgh Borrower LP/Finance Corp.(d)
08/15/21	6.125%	73,000	73,791
Scientific Games International, Inc.(d)
01/01/22	7.000%	987,000	1,056,702
Seminole Tribe of Florida, Inc.(d)
10/01/20	6.535%	156,000	159,120
10/01/20	7.804%	250,000	257,972
Tunica-Biloxi Gaming Authority(d),(g)
11/15/16	0.000%	203,000	71,050
Total			5,427,848
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 2.6%
Acadia Healthcare Co., Inc.
02/15/23	5.625%	159,000	164,524
03/01/24	6.500%	188,000	199,280
Becton Dickinson and Co.
12/15/19	2.675%	9,195,000	9,258,777
Change Healthcare Holdings LLC/Finance, Inc.
03/01/25	5.750%	282,000	289,402
CHS/Community Health Systems, Inc.
02/01/22	6.875%	259,000	214,323
03/31/23	6.250%	494,000	502,645
DaVita, Inc.
07/15/24	5.125%	608,000	625,103
Envision Healthcare Corp.(d)
12/01/24	6.250%	220,000	231,550
Express Scripts Holding Co.
07/15/46	4.800%	4,770,000	4,636,860
HCA, Inc.
02/01/25	5.375%	429,000	446,696
04/15/25	5.250%	560,000	601,826
02/15/26	5.875%	335,000	355,937
02/15/27	4.500%	327,000	330,103
Hill-Rom Holdings, Inc.(d)
02/15/25	5.000%	162,000	164,025
Hologic, Inc.(d)
07/15/22	5.250%	341,000	359,329
MEDNAX, Inc.(d)
12/01/23	5.250%	177,000	180,983
Medtronic Global Holdings SCA
03/28/19	1.700%	10,255,000	10,251,113
MPH Acquisition Holdings LLC(d)
06/01/24	7.125%	465,000	499,875
Quintiles IMS, Inc.(d)
10/15/26	5.000%	564,000	575,280
Sterigenics-Nordion Holdings LLC(d)
05/15/23	6.500%	449,000	462,470
Team Health Holdings, Inc.(d)
02/01/25	6.375%	217,000	209,948
Teleflex, Inc.
06/01/26	4.875%	62,000	62,930
Tenet Healthcare Corp.
06/01/20	4.750%	638,000	647,570
04/01/22	8.125%	235,000	238,525
06/15/23	6.750%	109,000	104,095
Tenet Healthcare Corp.(d)
01/01/22	7.500%	142,000	151,940
Total			31,765,109

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Corporate Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 1.1%
Centene Corp.
05/15/22	4.750%	440,000	456,500
02/15/24	6.125%	324,000	349,110
01/15/25	4.750%	91,000	92,479
Molina Healthcare, Inc.
11/15/22	5.375%	104,000	108,680
UnitedHealth Group, Inc.
12/15/17	1.400%	7,835,000	7,835,250
04/15/47	4.250%	4,030,000	4,159,331
WellCare Health Plans, Inc.
04/01/25	5.250%	392,000	407,680
Total			13,409,030
Home Construction 0.1%
CalAtlantic Group, Inc.
12/15/21	6.250%	271,000	301,447
11/15/24	5.875%	195,000	209,625
06/01/26	5.250%	63,000	64,733
Lennar Corp.
04/30/24	4.500%	312,000	315,120
Meritage Homes Corp.
06/01/25	6.000%	444,000	473,082
Taylor Morrison Communities, Inc./Holdings II(d)
04/15/21	5.250%	355,000	364,844
Total			1,728,851
Independent Energy 2.3%
Anadarko Petroleum Corp.
07/15/44	4.500%	4,630,000	4,461,343
Antero Resources Corp.
12/01/22	5.125%	440,000	446,600
Callon Petroleum Co.(d)
10/01/24	6.125%	139,000	145,603
Canadian Natural Resources Ltd.
02/01/35	5.850%	2,674,000	2,926,014
Carrizo Oil & Gas, Inc.
04/15/23	6.250%	989,000	996,417
Chesapeake Energy Corp.(d)
01/15/25	8.000%	345,000	341,119
Concho Resources, Inc.
04/01/23	5.500%	881,000	913,487
Continental Resources, Inc.
09/15/22	5.000%	1,817,000	1,832,899
CrownRock LP/Finance, Inc.(d)
02/15/23	7.750%	462,000	494,340
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Denbury Resources, Inc.(d)
05/15/21	9.000%	301,000	317,555
Diamondback Energy, Inc.(d)
11/01/24	4.750%	82,000	82,205
05/31/25	5.375%	444,000	459,540
Extraction Oil & Gas Holdings LLC/Finance Corp.(d)
07/15/21	7.875%	575,000	602,312
Halcon Resources Corp.(d)
02/15/25	6.750%	290,000	278,400
Hess Corp.
04/01/47	5.800%	1,080,000	1,121,703
Laredo Petroleum, Inc.
01/15/22	5.625%	1,141,000	1,141,000
MEG Energy Corp.(d)
01/15/25	6.500%	169,000	166,888
Newfield Exploration Co.
07/01/24	5.625%	240,000	253,651
Noble Energy, Inc.
11/15/43	5.250%	2,928,000	3,063,127
Oasis Petroleum, Inc.
01/15/23	6.875%	41,000	41,410
Parsley Energy LLC/Finance Corp.(d)
06/01/24	6.250%	163,000	172,372
01/15/25	5.375%	397,000	400,970
Parsley Energy LLC/Finance Corp.
08/15/25	5.250%	352,000	354,640
PDC Energy, Inc.(d)
09/15/24	6.125%	396,000	405,900
RSP Permian, Inc.(d)
01/15/25	5.250%	676,000	686,140
SM Energy Co.
06/01/25	5.625%	85,000	81,175
09/15/26	6.750%	695,000	700,212
Whiting Petroleum Corp.
03/15/21	5.750%	368,000	366,160
04/01/23	6.250%	227,000	227,000
Woodside Finance Ltd.(d)
03/05/25	3.650%	4,518,000	4,471,239
WPX Energy, Inc.
01/15/22	6.000%	951,000	965,265
Total			28,916,686
Integrated Energy 1.1%
Cenovus Energy, Inc.
09/15/42	4.450%	9,661,000	8,341,732
09/15/43	5.200%	5,384,000	5,115,500
Total			13,457,232

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 0.1%
AMC Entertainment Holdings, Inc.(d)
05/15/27	6.125%	115,000	117,444
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millenium Operations LLC
04/15/27	5.375%	245,000	253,244
Live Nation Entertainment, Inc.(d)
11/01/24	4.875%	256,000	257,920
LTF Merger Sub, Inc.(d)
06/15/23	8.500%	281,000	298,563
Silversea Cruise Finance Ltd.(d)
02/01/25	7.250%	102,000	108,120
Total			1,035,291
Life Insurance 7.1%
Five Corners Funding Trust(d)
11/15/23	4.419%	31,430,000	33,778,261
Guardian Life Insurance Co. of America (The)(d)
Subordinated
06/19/64	4.875%	7,781,000	8,145,174
MetLife, Inc.
09/15/23	4.368%	3,482,000	3,779,063
Northwestern Mutual Life Insurance Co. (The)(d)
Subordinated
03/30/40	6.063%	3,457,000	4,443,421
Peachtree Corners Funding Trust(d)
02/15/25	3.976%	12,368,000	12,542,067
Teachers Insurance & Annuity Association of America(d)
Subordinated
09/15/44	4.900%	8,670,000	9,529,778
TIAA Asset Management Finance Co. LLC(d)
11/01/19	2.950%	12,340,000	12,538,600
Voya Financial, Inc.
06/15/46	4.800%	2,635,000	2,667,600
Total			87,423,964
Lodging 0.1%
Hilton Domestic Operating Co., Inc.(d)
09/01/24	4.250%	159,000	160,193
Hilton Grand Vacations Borrower LLC/Inc.(d)
12/01/24	6.125%	118,000	125,670
Playa Resorts Holding BV(d)
08/15/20	8.000%	428,000	449,935
Total			735,798
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 2.1%
21st Century Fox America, Inc.
09/15/44	4.750%	8,918,000	9,077,168
11/15/46	4.750%	950,000	966,712
AMC Networks, Inc.
04/01/24	5.000%	147,000	148,933
CBS Radio, Inc.(d)
11/01/24	7.250%	63,000	68,513
Lamar Media Corp.
02/01/26	5.750%	89,000	96,899
Match Group, Inc.
06/01/24	6.375%	280,000	304,850
MDC Partners, Inc.(d)
05/01/24	6.500%	628,000	612,300
Netflix, Inc.
02/15/25	5.875%	756,000	820,260
Netflix, Inc.(d)
11/15/26	4.375%	702,000	691,470
Nielsen Luxembourg SARL(d)
02/01/25	5.000%	345,000	345,431
Outfront Media Capital LLC/Corp.
03/15/25	5.875%	551,000	582,682
Scripps Networks Interactive, Inc.
11/15/24	3.900%	6,356,000	6,491,154
Thomson Reuters Corp.
05/23/43	4.500%	3,578,000	3,413,831
Time Warner, Inc.
03/29/41	6.250%	2,200,000	2,532,721
Univision Communications, Inc.(d)
02/15/25	5.125%	410,000	408,463
Total			26,561,387
Metals and Mining 0.3%
Constellium NV(d)
05/15/24	5.750%	516,000	483,750
03/01/25	6.625%	188,000	185,180
First Quantum Minerals Ltd.(d)
04/01/25	7.500%	232,000	236,640
Freeport-McMoRan, Inc.
03/01/22	3.550%	92,000	86,480
03/15/23	3.875%	238,000	220,745
11/14/24	4.550%	669,000	628,525
Grinding Media, Inc./MC Canada, Inc.(d)
12/15/23	7.375%	176,000	187,757
HudBay Minerals, Inc.(d)
01/15/23	7.250%	75,000	79,781
01/15/25	7.625%	224,000	239,960

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Corporate Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Novelis Corp.(d)
08/15/24	6.250%	128,000	134,720
09/30/26	5.875%	574,000	589,785
Teck Resources Ltd.(d)
06/01/24	8.500%	214,000	247,973
Teck Resources Ltd.
07/15/41	6.250%	650,000	689,000
Total			4,010,296
Midstream 4.7%
Energy Transfer Equity LP
06/01/27	5.500%	1,089,000	1,170,675
Enterprise Products Operating LLC
02/15/45	5.100%	6,436,000	6,883,353
05/15/46	4.900%	3,000	3,138
Holly Energy Partners LP/Finance Corp.(d)
08/01/24	6.000%	54,000	57,105
Kinder Morgan Energy Partners LP
03/01/43	5.000%	10,396,000	10,137,940
Kinder Morgan, Inc.
02/15/46	5.050%	5,235,000	5,209,186
NuStar Logistics LP
04/28/27	5.625%	247,000	254,726
Plains All American Pipeline LP/Finance Corp.
10/15/23	3.850%	11,497,000	11,605,072
11/01/24	3.600%	1,355,000	1,334,022
06/15/44	4.700%	6,235,000	5,790,762
Southern Natural Gas Co. LLC(d)
03/15/47	4.800%	4,327,000	4,462,418
Tallgrass Energy Partners LP/Finance Corp.(d)
09/15/24	5.500%	100,000	100,500
Targa Resources Partners LP/Finance Corp.
11/15/23	4.250%	262,000	259,380
03/15/24	6.750%	267,000	291,030
Targa Resources Partners LP/Finance Corp.(d)
02/01/27	5.375%	596,000	622,820
Tesoro Logistics LP/Finance Corp.
10/15/22	6.250%	476,000	510,510
05/01/24	6.375%	67,000	73,198
01/15/25	5.250%	629,000	667,526
Williams Companies, Inc. (The)
01/15/23	3.700%	244,000	240,340
06/24/24	4.550%	698,000	714,577
Williams Partners LP
09/15/45	5.100%	7,379,000	7,526,300
Total			57,914,578
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Natural Gas 3.2%
CenterPoint Energy Resources Corp.
11/01/17	6.125%	7,966,000	8,127,256
NiSource Finance Corp.
02/15/43	5.250%	5,620,000	6,214,439
Sempra Energy
12/01/23	4.050%	17,905,000	18,895,343
06/15/24	3.550%	6,110,000	6,252,448
Total			39,489,486
Oil Field Services 0.1%
Nabors Industries, Inc.(d)
01/15/23	5.500%	54,000	54,608
Precision Drilling Corp.(d)
12/15/23	7.750%	28,000	29,680
SESI LLC
12/15/21	7.125%	54,000	54,540
Trinidad Drilling Ltd.(d)
02/15/25	6.625%	76,000	76,570
Weatherford International Ltd.
06/15/23	8.250%	643,000	696,851
08/01/36	6.500%	175,000	165,375
Weatherford International Ltd.(d)
02/15/24	9.875%	262,000	305,230
Total			1,382,854
Other Financial Institutions 0.0%
Icahn Enterprises LP/Finance Corp.(d)
02/01/22	6.250%	142,000	147,680
Other Industry 0.0%
Booz Allen Hamilton, Inc.
05/01/25	5.125%	40,000	40,700
Other REIT 0.0%
CyrusOne LP/Finance Corp.(d)
03/15/24	5.000%	104,000	106,860
03/15/27	5.375%	104,000	107,120
Total			213,980
Packaging 0.3%
ARD Finance SA PIK(d)
09/15/23	7.125%	180,000	186,750
Ardagh Packaging Finance PLC/Holdings USA, Inc.(d)
05/15/23	4.625%	213,000	217,526
05/15/24	7.250%	510,000	555,262
02/15/25	6.000%	548,000	566,495

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Berry Plastics Corp.
10/15/22	6.000%	205,000	217,813
07/15/23	5.125%	480,000	499,056
Novolex (d)
01/15/25	6.875%	97,000	99,910
Owens-Brockway Glass Container, Inc.(d)
01/15/25	5.375%	99,000	103,208
Plastipak Holdings, Inc.(d)
10/01/21	6.500%	236,000	242,490
Reynolds Group Issuer, Inc./LLC
10/15/20	5.750%	645,000	664,350
Reynolds Group Issuer, Inc./LLC(d)
07/15/24	7.000%	374,000	402,517
Signode Industrial Group Luxembourg SA/US, Inc.(d)
05/01/22	6.375%	125,000	128,764
Total			3,884,141
Pharmaceuticals 2.9%
AbbVie, Inc.
05/14/46	4.450%	740,000	721,314
Actavis Funding
03/15/45	4.750%	4,007,000	4,081,093
Actavis Funding SCS
03/12/18	2.350%	5,365,000	5,387,694
Amgen Inc.
06/15/51	4.663%	7,220,000	7,273,955
Endo Dac/Finance LLC/Finco, Inc.(d)
07/15/23	6.000%	251,000	219,939
Gilead Sciences, Inc.
03/01/47	4.150%	3,535,000	3,338,818
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(d)
08/01/23	6.375%	791,000	824,617
Mallinckrodt International Finance SA/CB LLC(d)
10/15/23	5.625%	20,000	19,100
04/15/25	5.500%	163,000	148,330
Pfizer, Inc.
12/15/46	4.125%	1,190,000	1,210,068
Shire Acquisitions Investments Ireland DAC
09/23/19	1.900%	8,295,000	8,248,117
Teva Pharmaceutical Finance III BV
10/01/26	3.150%	560,000	521,415
Teva Pharmaceutical Finance Netherlands III BV
10/01/46	4.100%	1,625,000	1,398,652
Valeant Pharmaceuticals International, Inc.(d)
10/15/20	6.375%	535,000	460,100
03/15/22	6.500%	101,000	103,399
05/15/23	5.875%	633,000	467,629
03/15/24	7.000%	400,000	408,000
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
04/15/25	6.125%	844,000	623,083
Total			35,455,323
Property & Casualty 3.4%
Alleghany Corp.
06/27/22	4.950%	6,143,000	6,753,995
Alliant Holdings Intermediate LP(d)
08/01/23	8.250%	24,000	25,623
Berkshire Hathaway Finance Corp.
05/15/42	4.400%	6,077,000	6,448,779
CNA Financial Corp.
05/15/24	3.950%	5,686,000	5,890,486
03/01/26	4.500%	1,740,000	1,858,191
HUB International Ltd.(d)
10/01/21	7.875%	1,165,000	1,220,512
Liberty Mutual Group, Inc.(d)
06/15/23	4.250%	10,511,000	11,188,150
Liberty Mutual Insurance Co.(d)
Subordinated
10/15/26	7.875%	6,285,000	8,058,577
Total			41,444,313
Railroads 0.6%
CSX Corp.
11/01/46	3.800%	8,110,000	7,625,776
Restaurants 0.6%
McDonald’s Corp.
12/09/45	4.875%	2,284,000	2,460,069
Yum! Brands, Inc.
11/01/43	5.350%	5,950,000	5,221,125
Total			7,681,194
Retailers 1.8%
Asbury Automotive Group, Inc.
12/15/24	6.000%	359,000	370,667
CVS Health Corp.
06/01/21	2.125%	6,910,000	6,818,512
07/20/22	3.500%	3,955,000	4,110,602
07/20/25	3.875%	7,295,000	7,588,631
Dollar Tree, Inc.
03/01/23	5.750%	509,000	540,049
Group 1 Automotive, Inc.
06/01/22	5.000%	157,000	158,962
Group 1 Automotive, Inc.(d)
12/15/23	5.250%	127,000	127,953
Hanesbrands, Inc.(d)
05/15/24	4.625%	137,000	135,972
05/15/26	4.875%	136,000	135,320

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Corporate Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
L Brands, Inc.
11/01/35	6.875%	235,000	231,710
Penske Automotive Group, Inc.
12/01/24	5.375%	248,000	249,860
05/15/26	5.500%	93,000	92,535
Rite Aid Corp.(d)
04/01/23	6.125%	40,000	39,600
Rite Aid Corp.
Junior Subordinated
02/15/27	7.700%	198,000	213,840
Sally Holdings LLC/Capital, Inc.
12/01/25	5.625%	87,000	89,828
Target Corp.
04/15/46	3.625%	1,300,000	1,187,520
Total			22,091,561
Technology 2.8%
Apple, Inc.
02/09/45	3.450%	6,447,000	5,868,014
Broadcom Corp./Cayman Finance Ltd.
01/15/27	3.875%	7,055,000	7,159,040
Camelot Finance SA(d)
10/15/24	7.875%	153,000	164,093
Cisco Systems, Inc.
09/20/19	1.400%	7,310,000	7,262,295
Equinix, Inc.
01/15/26	5.875%	84,000	90,510
05/15/27	5.375%	932,000	973,744
First Data Corp.(d)
08/15/23	5.375%	574,000	596,960
12/01/23	7.000%	770,000	825,594
01/15/24	5.750%	895,000	928,562
Gartner, Inc.(d)
04/01/25	5.125%	358,000	370,530
Informatica LLC(d)
07/15/23	7.125%	176,000	173,140
Microsemi Corp.(d)
04/15/23	9.125%	244,000	280,600
Microsoft Corp.
08/08/46	3.700%	2,870,000	2,736,591
02/06/47	4.250%	1,965,000	2,044,791
MSCI, Inc.(d)
11/15/24	5.250%	447,000	473,820
08/15/25	5.750%	268,000	288,770
08/01/26	4.750%	81,000	83,228
Oracle Corp.
07/15/46	4.000%	2,335,000	2,281,907
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PTC, Inc.
05/15/24	6.000%	281,000	300,670
Riverbed Technology, Inc.(d)
03/01/23	8.875%	101,000	104,030
Sensata Technologies UK Financing Co. PLC(d)
02/15/26	6.250%	200,000	216,500
Solera LLC/Finance, Inc.(d)
03/01/24	10.500%	258,000	294,442
Symantec Corp.(d)
04/15/25	5.000%	255,000	263,606
Tempo Acquisition LLC/Finance Corp.(e)
06/01/25	6.750%	142,000	145,905
VeriSign, Inc.
05/01/23	4.625%	382,000	390,977
Total			34,318,319
Transportation Services 2.5%
Avis Budget Car Rental LLC/Finance, Inc.(d)
03/15/25	5.250%	343,000	323,277
ERAC U.S.A. Finance LLC(d)
11/01/23	2.700%	7,490,000	7,228,195
11/15/24	3.850%	5,159,000	5,289,889
12/01/26	3.300%	15,275,000	14,817,682
FedEx Corp.
04/01/46	4.550%	3,440,000	3,475,284
Hertz Corp. (The)(d)
10/15/24	5.500%	437,000	376,912
Total			31,511,239
Wireless 0.7%
Rogers Communications, Inc.
08/15/18	6.800%	2,570,000	2,733,090
SBA Communications Corp.(d)
09/01/24	4.875%	891,000	898,796
SFR Group SA(d)
05/15/22	6.000%	333,000	347,152
05/01/26	7.375%	639,000	671,749
Sprint Communications, Inc.(d)
11/15/18	9.000%	839,000	917,656
Sprint Communications, Inc.
11/15/22	6.000%	448,000	466,760
Sprint Corp.
09/15/21	7.250%	679,000	742,656
06/15/24	7.125%	136,000	148,326
02/15/25	7.625%	535,000	597,194
T-Mobile USA, Inc.
01/15/26	6.500%	1,101,000	1,220,734

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
April 30, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wind Acquisition Finance SA(d)
07/15/20	4.750%	313,000	317,695
04/23/21	7.375%	96,000	99,840
Total			9,161,648
Wirelines 2.4%
AT&T, Inc.
06/15/45	4.350%	11,097,000	9,847,898
03/01/47	5.450%	3,875,000	4,000,190
CenturyLink, Inc.
12/01/23	6.750%	687,000	735,949
04/01/25	5.625%	155,000	151,319
Frontier Communications Corp.
09/15/20	8.875%	101,000	106,618
09/15/22	10.500%	404,000	406,020
04/15/24	7.625%	245,000	210,088
01/15/25	6.875%	527,000	438,859
09/15/25	11.000%	344,000	331,530
Level 3 Communications, Inc.
12/01/22	5.750%	288,000	299,880
Level 3 Financing, Inc.
08/15/22	5.375%	422,000	435,799
01/15/24	5.375%	77,000	79,695
03/15/26	5.250%	33,000	34,034
Telecom Italia SpA(d)
05/30/24	5.303%	171,000	176,130
Verizon Communications, Inc.
11/01/42	3.850%	6,879,000	5,762,538
03/15/55	4.672%	6,180,000	5,641,969
Zayo Group LLC/Capital, Inc.
04/01/23	6.000%	425,000	453,156
05/15/25	6.375%	169,000	182,731
Zayo Group LLC/Capital, Inc.(d)
01/15/27	5.750%	223,000	236,659
Total			29,531,062
Total Corporate Bonds & Notes (Cost $1,099,715,613)			1,113,540,045

Foreign Government Obligations(h) 0.1%

Mexico 0.1%
Petroleos Mexicanos
06/27/44	5.500%	334,000	293,085
09/21/47	6.750%	666,000	676,856
Total			969,941
Total Foreign Government Obligations (Cost $967,670)			969,941

Senior Loans 0.0%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Technology 0.0%
Misys Ltd.(e),(f),(i)
2nd Lien Term Loan
04/28/24	0.000%	54,571	55,662
Term Loan
04/26/24	0.000%	146,791	147,801
Total			203,463
Total Senior Loans (Cost $200,082)			203,463

U.S. Treasury Obligations 2.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
12/15/19	1.375%	30,000,000	29,991,810
Total U.S. Treasury Obligations (Cost $29,787,890)			29,991,810

Money Market Funds 7.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.869%(j),(k)	88,021,127	88,021,127
Total Money Market Funds (Cost $88,020,536)		88,021,127
Total Investments (Cost: $1,219,769,463)		1,232,758,468
Other Assets & Liabilities, Net		4,584,163
Net Assets		1,237,342,631

At April 30, 2017, securities and/or cash totaling $2,362,155 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Corporate Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Investments in derivatives
Futures contracts outstanding at April 30, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. Treasury 2-Year Note	254	USD	55,018,782	06/2017	37,888	—
U.S. Treasury 5-Year Note	1,046	USD	123,852,937	06/2017	1,047,478	—
U.S. Ultra Bond	420	USD	68,433,750	06/2017	1,344,330	—
Total			247,305,469		2,429,696	—

Short futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. Long Bond	(623)	USD	(95,299,531)	06/2017	—	(1,845,598)
U.S. Treasury 10-Year Note	(949)	USD	(119,307,094)	06/2017	—	(1,484,378)
U.S. Treasury Ultra 10-Year Note	(501)	USD	(67,862,016)	06/2017	—	(661,010)
Total			(282,468,641)		—	(3,990,986)
Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2017, the value of these securities amounted to $9,525, which represents less than 0.01% of net assets.
(b)	Non-income producing investment.
(c)	Negligible market value.
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2017, the value of these securities amounted to $240,458,973 or 19.43% of net assets.
(e)	Represents a security purchased on a when-issued basis.
(f)	Variable rate security.
(g)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At April 30, 2017, the value of these securities amounted to $80,575 which represents less than 0.01% of net assets.
(h)	Principal and interest may not be guaranteed by the government.
(i)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of April 30, 2017. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(j)	The rate shown is the seven-day current annualized yield at April 30, 2017.
(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Short-Term Cash Fund, 0.869%	193,913,794	567,323,307	(673,215,974)	88,021,127	(1,610)	686,809	88,021,127
Abbreviation Legend
PIK	Payment In Kind
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2017	19

Portfolio of Investments  (continued)
April 30, 2017
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Financials	32,082	—	—	—	32,082
Corporate Bonds & Notes	—	1,113,530,520	9,525	—	1,113,540,045
Foreign Government Obligations	—	969,941	—	—	969,941
Senior Loans	—	203,463	—	—	203,463
U.S. Treasury Obligations	29,991,810	—	—	—	29,991,810
Money Market Funds	—	—	—	88,021,127	88,021,127
Total Investments	30,023,892	1,114,703,924	9,525	88,021,127	1,232,758,468
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Corporate Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Derivatives
Asset
Futures Contracts	2,429,696	—	—	—	2,429,696
Liability
Futures Contracts	(3,990,986)	—	—	—	(3,990,986)
Total	28,462,602	1,114,703,924	9,525	88,021,127	1,231,197,178
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain corporate bonds and common stocks classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2017	21

Statement of Assets and Liabilities
April 30, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$1,131,748,927
Affiliated issuers, at cost	88,020,536
Total investments, at cost	1,219,769,463
Investments, at value
Unaffiliated issuers, at value	1,144,737,341
Affiliated issuers, at value	88,021,127
Total investments, at value	1,232,758,468
Margin deposits	2,362,155
Receivable for:
Investments sold	2,062,374
Capital shares sold	3,524,651
Dividends	75,497
Interest	11,836,621
Foreign tax reclaims	13,344
Variation margin	195,906
Expense reimbursement due from Investment Manager	1,949
Prepaid expenses	2,203
Trustees’ deferred compensation plan	97,245
Total assets	1,252,930,413
Liabilities
Due to custodian	470,236
Payable for:
Investments purchased	2,126,187
Investments purchased on a delayed delivery basis	8,792,007
Capital shares purchased	751,536
Distributions to shareholders	2,846,814
Variation margin	309,983
Management services fees	16,712
Distribution and/or service fees	809
Transfer agent fees	114,902
Compensation of chief compliance officer	45
Other expenses	61,306
Trustees’ deferred compensation plan	97,245
Total liabilities	15,587,782
Net assets applicable to outstanding capital stock	$1,237,342,631
Represented by
Paid in capital	1,241,269,196
Excess of distributions over net investment income	(832,959)
Accumulated net realized loss	(14,521,321)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	12,988,414
Investments - affiliated issuers	591
Futures contracts	(1,561,290)
Total - representing net assets applicable to outstanding capital stock	$1,237,342,631
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Corporate Income Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
April 30, 2017
Class A
Net assets	$81,802,080
Shares outstanding	8,090,785
Net asset value per share	$10.11
Maximum offering price per share(a)	$10.61
Class B
Net assets	$56,827
Shares outstanding	5,619
Net asset value per share	$10.11
Class C
Net assets	$10,542,590
Shares outstanding	1,042,945
Net asset value per share	$10.11
Class R4
Net assets	$12,533,785
Shares outstanding	1,241,446
Net asset value per share	$10.10
Class R5
Net assets	$2,075,911
Shares outstanding	205,652
Net asset value per share	$10.09
Class T(b)
Net assets	$655,599
Shares outstanding	64,861
Net asset value per share	$10.11
Maximum offering price per share(c)	$10.37
Class Y
Net assets	$542,814,494
Shares outstanding	53,704,561
Net asset value per share	$10.11
Class Z
Net assets	$586,861,345
Shares outstanding	58,051,131
Net asset value per share	$10.11

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75% for Class A.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2017	23

Statement of Operations
Year Ended April 30, 2017
Net investment income
Income:
Dividends — affiliated issuers	$686,809
Interest	40,890,375
Total income	41,577,184
Expenses:
Management services fees	5,913,133
Distribution and/or service fees
Class A	237,708
Class B	2,008
Class C	117,010
Class T(a)	61,475
Transfer agent fees
Class A	205,557
Class B	437
Class C	25,299
Class I(b)	12,857
Class R4	30,324
Class R5	976
Class T(a)	53,948
Class Y	5,873
Class Z	1,073,601
Compensation of board members	38,242
Custodian fees	17,417
Printing and postage fees	66,362
Registration fees	144,201
Audit fees	34,530
Legal fees	31,193
Compensation of chief compliance officer	529
Other	(70,302)
Total expenses	8,002,378
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(555,872)
Fees waived by distributor
Class C	(17,580)
Expense reduction	(980)
Total net expenses	7,427,946
Net investment income	34,149,238
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	22,212,755
Investments — affiliated issuers	(1,610)
Futures contracts	(1,531,346)
Swap contracts	3,118
Net realized gain	20,682,917
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(4,647,496)
Investments — affiliated issuers	591
Futures contracts	(3,633,421)
Swap contracts	463,114
Net change in unrealized appreciation (depreciation)	(7,817,212)
Net realized and unrealized gain	12,865,705
Net increase in net assets resulting from operations	$47,014,943

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Corporate Income Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations
Net investment income	$34,149,238	$45,174,843
Net realized gain (loss)	20,682,917	(32,588,988)
Net change in unrealized appreciation (depreciation)	(7,817,212)	(1,151,281)
Net increase in net assets resulting from operations	47,014,943	11,434,574
Distributions to shareholders
Net investment income
Class A	(2,443,839)	(3,353,086)
Class B	(3,674)	(9,055)
Class C	(230,634)	(333,742)
Class I(a)	(14,395,993)	(20,991,202)
Class R4	(395,656)	(671,248)
Class R5	(48,908)	(58,735)
Class T(b)	(638,588)	(1,725,776)
Class Y	(2,012,755)	(590,408)
Class Z	(14,072,183)	(17,541,312)
Total distributions to shareholders	(34,242,230)	(45,274,564)
Increase (decrease) in net assets from capital stock activity	25,143,113	(295,017,836)
Total increase (decrease) in net assets	37,915,826	(328,857,826)
Net assets at beginning of year	1,199,426,805	1,528,284,631
Net assets at end of year	$1,237,342,631	$1,199,426,805
Excess of distributions over net investment income	$(832,959)	$(753,511)

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund | Annual Report 2017	25

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2017		April 30, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	2,661,800	26,871,945	1,412,250	13,676,283
Distributions reinvested	219,359	2,215,780	314,528	3,050,265
Redemptions	(4,607,041)	(46,250,920)	(4,674,183)	(45,520,121)
Net decrease	(1,725,882)	(17,163,195)	(2,947,405)	(28,793,573)
Class B
Subscriptions	69	694	1,761	17,314
Distributions reinvested	262	2,649	652	6,344
Redemptions (a)	(23,703)	(238,226)	(36,495)	(358,412)
Net decrease	(23,372)	(234,883)	(34,082)	(334,754)
Class C
Subscriptions	178,692	1,805,033	158,912	1,532,883
Distributions reinvested	19,825	200,195	30,088	291,619
Redemptions	(329,880)	(3,320,899)	(524,015)	(5,061,927)
Net decrease	(131,363)	(1,315,671)	(335,015)	(3,237,425)
Class I(b)
Subscriptions	4,912,447	49,090,606	4,176,878	39,537,190
Distributions reinvested	1,324,044	13,378,500	2,165,499	20,990,857
Redemptions	(60,219,392)	(604,314,340)	(14,029,743)	(136,028,520)
Net decrease	(53,982,901)	(541,845,234)	(7,687,366)	(75,500,473)
Class R4
Subscriptions	397,814	4,019,165	1,039,548	10,103,217
Distributions reinvested	39,173	395,322	69,390	670,898
Redemptions	(743,789)	(7,471,630)	(1,369,440)	(13,067,778)
Net decrease	(306,802)	(3,057,143)	(260,502)	(2,293,663)
Class R5
Subscriptions	92,431	933,838	39,896	394,301
Distributions reinvested	4,819	48,589	6,034	58,379
Redemptions	(37,794)	(378,847)	(75,850)	(728,843)
Net increase (decrease)	59,456	603,580	(29,920)	(276,163)
Class T(c)
Subscriptions	877,265	8,836,124	710,742	6,941,685
Distributions reinvested	63,161	638,332	176,959	1,725,471
Redemptions	(4,201,825)	(42,063,632)	(9,847,164)	(97,148,500)
Net decrease	(3,261,399)	(32,589,176)	(8,959,463)	(88,481,344)
Class Y(b)
Subscriptions	54,296,656	544,617,060	768,450	7,587,732
Distributions reinvested	192,871	1,948,281	58,102	562,736
Redemptions	(2,616,675)	(26,220,613)	(231,102)	(2,252,483)
Net increase	51,872,852	520,344,728	595,450	5,897,985
Class Z
Subscriptions	28,223,895	284,012,408	9,548,773	92,787,837
Distributions reinvested	499,597	5,042,676	690,470	6,695,978
Redemptions	(18,786,474)	(188,654,977)	(20,781,782)	(201,482,241)
Net increase (decrease)	9,937,018	100,400,107	(10,542,539)	(101,998,426)
Total net increase (decrease)	2,437,607	25,143,113	(30,200,842)	(295,017,836)

(a)	Includes conversions of Class B shares to Class A shares, if any.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Corporate Income Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Corporate Income Fund | Annual Report 2017	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
4/30/2017	$10.00	0.26	0.11	0.37	(0.26)	—
4/30/2016	$10.18	0.31	(0.18)	0.13	(0.31)	—
4/30/2015	$10.20	0.28	(0.02)	0.26	(0.28)	—
4/30/2014	$10.67	0.29	(0.14)	0.15	(0.29)	(0.33)
4/30/2013	$10.30	0.32	0.59	0.91	(0.32)	(0.22)
Class B
4/30/2017	$10.00	0.18	0.11	0.29	(0.18)	—
4/30/2016	$10.18	0.23	(0.18)	0.05	(0.23)	—
4/30/2015	$10.20	0.20	(0.01)	0.19	(0.21)	—
4/30/2014	$10.67	0.21	(0.14)	0.07	(0.21)	(0.33)
4/30/2013	$10.30	0.24	0.59	0.83	(0.24)	(0.22)
Class C
4/30/2017	$10.00	0.20	0.11	0.31	(0.20)	—
4/30/2016	$10.18	0.25	(0.18)	0.07	(0.25)	—
4/30/2015	$10.20	0.22	(0.02)	0.20	(0.22)	—
4/30/2014	$10.67	0.22	(0.13)	0.09	(0.23)	(0.33)
4/30/2013	$10.30	0.26	0.58	0.84	(0.25)	(0.22)
Class R4
4/30/2017	$9.99	0.28	0.11	0.39	(0.28)	—
4/30/2016	$10.16	0.33	(0.17)	0.16	(0.33)	—
4/30/2015	$10.19	0.31	(0.03)	0.28	(0.31)	—
4/30/2014	$10.65	0.31	(0.13)	0.18	(0.31)	(0.33)
4/30/2013 (e)	$10.81	0.14	0.07	0.21	(0.15)	(0.22)
Class R5
4/30/2017	$9.98	0.29	0.11	0.40	(0.29)	—
4/30/2016	$10.16	0.34	(0.18)	0.16	(0.34)	—
4/30/2015	$10.19	0.32	(0.03)	0.29	(0.32)	—
4/30/2014	$10.65	0.33	(0.13)	0.20	(0.33)	(0.33)
4/30/2013 (g)	$10.81	0.14	0.08	0.22	(0.16)	(0.22)
Class T(h)
4/30/2017	$10.00	0.26	0.11	0.37	(0.26)	—
4/30/2016	$10.18	0.30	(0.17)	0.13	(0.31)	—
4/30/2015	$10.20	0.28	(0.02)	0.26	(0.28)	—
4/30/2014	$10.67	0.29	(0.14)	0.15	(0.29)	(0.33)
4/30/2013	$10.30	0.32	0.59	0.91	(0.32)	(0.22)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Corporate Income Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.26)	$10.11	3.72%	0.98% (c)	0.91% (c),(d)	2.56%	76%	$81,802
(0.31)	$10.00	1.38%	1.00%	0.93% (d)	3.15%	50%	$98,149
(0.28)	$10.18	2.59%	0.97%	0.96% (d)	2.75%	78%	$129,902
(0.62)	$10.20	1.60%	0.96%	0.96% (d)	2.80%	105%	$120,603
(0.54)	$10.67	8.97%	0.96%	0.95% (d)	3.04%	109%	$140,322

(0.18)	$10.11	2.94%	1.73% (c)	1.66% (c),(d)	1.83%	76%	$57
(0.23)	$10.00	0.62%	1.74%	1.69% (d)	2.36%	50%	$290
(0.21)	$10.18	1.82%	1.72%	1.71% (d)	1.99%	78%	$642
(0.54)	$10.20	0.84%	1.71%	1.71% (d)	2.04%	105%	$1,259
(0.46)	$10.67	8.16%	1.71%	1.70% (d)	2.32%	109%	$2,455

(0.20)	$10.11	3.10%	1.73% (c)	1.51% (c),(d)	1.96%	76%	$10,543
(0.25)	$10.00	0.78%	1.75%	1.53% (d)	2.55%	50%	$11,740
(0.22)	$10.18	1.98%	1.72%	1.56% (d)	2.15%	78%	$15,359
(0.56)	$10.20	0.99%	1.71%	1.56% (d)	2.20%	105%	$15,587
(0.47)	$10.67	8.32%	1.71%	1.55% (d)	2.42%	109%	$24,821

(0.28)	$10.10	3.98%	0.73% (c)	0.66% (c),(d)	2.81%	76%	$12,534
(0.33)	$9.99	1.73%	0.75%	0.68% (d)	3.42%	50%	$15,459
(0.31)	$10.16	2.74%	0.72%	0.71% (d)	3.01%	78%	$18,384
(0.64)	$10.19	1.95%	0.72%	0.71% (d)	3.13%	105%	$11,454
(0.37)	$10.65	2.03%	0.74% (f)	0.71% (f)	2.97% (f)	109%	$865

(0.29)	$10.09	4.09%	0.57% (c)	0.55% (c)	2.92%	76%	$2,076
(0.34)	$9.98	1.76%	0.57%	0.56%	3.53%	50%	$1,459
(0.32)	$10.16	2.89%	0.57%	0.57%	3.14%	78%	$1,790
(0.66)	$10.19	2.09%	0.57%	0.57%	3.17%	105%	$1,630
(0.38)	$10.65	2.08%	0.58% (f)	0.58% (f)	3.05% (f)	109%	$117

(0.26)	$10.11	3.71%	0.98% (c)	0.91% (c),(d)	2.60%	76%	$656
(0.31)	$10.00	1.39%	1.00%	0.94% (d)	3.09%	50%	$33,250
(0.28)	$10.18	2.59%	0.97%	0.96% (d)	2.75%	78%	$125,035
(0.62)	$10.20	1.60%	0.96%	0.96% (d)	2.81%	105%	$132,166
(0.54)	$10.67	8.97%	0.96%	0.95% (d)	3.06%	109%	$159,179
Columbia Corporate Income Fund | Annual Report 2017	29

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Y
4/30/2017	$10.00	0.29	0.12	0.41	(0.30)	—
4/30/2016	$10.18	0.35	(0.18)	0.17	(0.35)	—
4/30/2015	$10.20	0.33	(0.02)	0.31	(0.33)	—
4/30/2014	$10.66	0.33	(0.13)	0.20	(0.33)	(0.33)
4/30/2013 (i)	$10.82	0.17	0.05	0.22	(0.16)	(0.22)
Class Z
4/30/2017	$10.00	0.28	0.11	0.39	(0.28)	—
4/30/2016	$10.18	0.33	(0.18)	0.15	(0.33)	—
4/30/2015	$10.20	0.31	(0.02)	0.29	(0.31)	—
4/30/2014	$10.67	0.31	(0.14)	0.17	(0.31)	(0.33)
4/30/2013	$10.30	0.35	0.58	0.93	(0.34)	(0.22)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class B	Class C	Class R4	Class R5	Class T	Class Y	Class Z
04/30/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.00%	0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(h)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(i)	Class Y shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Corporate Income Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.30)	$10.11	4.14%	0.54% (c)	0.51% (c)	2.91%	76%	$542,814
(0.35)	$10.00	1.81%	0.52%	0.51%	3.60%	50%	$18,312
(0.33)	$10.18	3.04%	0.52%	0.52%	3.24%	78%	$12,581
(0.66)	$10.20	2.14%	0.51%	0.51%	3.30%	105%	$28
(0.38)	$10.66	2.09%	0.45% (f)	0.45% (f)	3.35% (f)	109%	$2

(0.28)	$10.11	3.98%	0.73% (c)	0.66% (c),(d)	2.81%	76%	$586,861
(0.33)	$10.00	1.64%	0.75%	0.68% (d)	3.40%	50%	$481,013
(0.31)	$10.18	2.84%	0.72%	0.71% (d)	3.01%	78%	$596,908
(0.64)	$10.20	1.85%	0.71%	0.71% (d)	3.05%	105%	$462,215
(0.56)	$10.67	9.24%	0.71%	0.70% (d)	3.30%	109%	$537,860
Columbia Corporate Income Fund | Annual Report 2017	31

Notes to Financial Statements
April 30, 2017
Note 1. Organization
Columbia Corporate Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective on or about July 17, 2017, Class B shares will automatically convert to Class A shares and the Fund will no longer accept investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
32	Columbia Corporate Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to Other expenses on the Statement of Operations. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Corporate Income Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
April 30, 2017
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate
34	Columbia Corporate Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	2,429,696*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	3,990,986*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Corporate Income Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
April 30, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	3,118	3,118
Equity risk	(1,531,346)	—	(1,531,346)
Total	(1,531,346)	3,118	(1,528,228)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	463,114	463,114
Interest rate risk	(3,633,421)	—	(3,633,421)
Total	(3,633,421)	463,114	(3,170,307)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended April 30, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	246,706,526
Futures contracts — short	345,991,942

*	Based on the ending quarterly outstanding amounts for the year ended April 30, 2017.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent, enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid, when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
36	Columbia Corporate Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Trade date for senior loans purchased in the primary market is the date on which the loan is allocated. Trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Columbia Corporate Income Fund | Annual Report 2017	37

Notes to Financial Statements  (continued)
April 30, 2017
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2017 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
38	Columbia Corporate Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to Class R5 shares. Total transfer agency fees for Class I, prior to March 27, 2017 were, and Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
For the year ended April 30, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.22
Class B	0.22
Class C	0.22
Class I	0.003 (a),(b)
Class R4	0.22
Class R5	0.059
Class T	0.22
Class Y	0.009
Class Z	0.21

(a)	Annualized.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2017, these minimum account balance fees reduced total expenses of the Fund by $980.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class T shares of the Fund, respectively.
Columbia Corporate Income Fund | Annual Report 2017	39

Notes to Financial Statements  (continued)
April 30, 2017
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2017, if any, are listed below:
Amount ($)
Class A	77,132
Class C	580
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
Fee rates contractual through August 31, 2017
Class A	0.92%
Class B	1.67
Class C	1.67
Class R4	0.67
Class R5	0.56
Class T	0.92
Class Y	0.51
Class Z	0.67
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
40	Columbia Corporate Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
At April 30, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, capital loss carryforwards, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
13,544	(13,544)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
April 30, 2017			April 30, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
34,242,230	—	34,242,230	45,274,564	—	45,274,564
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
2,664,773	—	(13,814,802)	11,609,064
At April 30, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,221,149,404	24,883,844	(13,274,780)	11,609,064
The following capital loss carryforwards, determined at April 30, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended April 30, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	1,247,636	12,567,166	13,814,802	17,720,038	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Corporate Income Fund | Annual Report 2017	41

Notes to Financial Statements  (continued)
April 30, 2017
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $934,972,326 and $802,533,513, respectively, for the year ended April 30, 2017, of which $54,611,133 and $24,985,352, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
42	Columbia Corporate Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At April 30, 2017, unaffiliated shareholders of record owned 24.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 61.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Corporate Income Fund | Annual Report 2017	43

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Corporate Income Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Corporate Income Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, brokers, agent banks and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2017
44	Columbia Corporate Income Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Corporate Income Fund | Annual Report 2017	45

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
46	Columbia Corporate Income Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively;Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Corporate Income Fund | Annual Report 2017	47

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
48	Columbia Corporate Income Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Corporate Income Fund | Annual Report 2017	49

Columbia Corporate Income Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN136_04_G01_(06/17)

Annual Report
April 30, 2017
Columbia U.S. Treasury Index Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia U.S. Treasury Index Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia U.S. Treasury Index Fund   |  Annual Report 2017

Columbia U.S. Treasury Index Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia U.S. Treasury Index Fund (the Fund) seeks total return that corresponds to the total return of the Citi Bond U.S. Treasury Index, before fees and expenses.
Portfolio management
Alan Erickson, CFA
Manager
Managed Fund since January 2017
Effective January 27, 2017, Orhan Imer and William Finan no longer serve as portfolio managers of the Fund.
Average annual total returns (%) (for the period ended April 30, 2017)
		Inception	1 Year	5 Years	10 Years
Class A		11/25/02	-0.94	1.03	3.48
Class B	Excluding sales charges	11/25/02	-1.68	0.28	2.71
	Including sales charges		-6.55	-0.09	2.71
Class C	Excluding sales charges	11/25/02	-1.63	0.38	2.83
	Including sales charges		-2.60	0.38	2.83
Class R5 *		11/08/12	-0.80	1.23	3.71
Class T *	Excluding sales charges	06/18/12	-0.95	0.97	3.34
	Including sales charges		-3.43	0.47	3.08
Class Y *		03/01/17	-0.80	1.23	3.71
Class Z		06/04/91	-0.79	1.23	3.71
Citi Bond U.S. Treasury Index			-0.62	1.43	3.87
Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The returns for Class T shares are shown with and without the maximum applicable sales charge of 2.50% per transaction. Prior to March 27, 2017, Class T shares were known as Class W shares and were sold without a sales charge. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Citi Bond U.S. Treasury Index is an index composed of all U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Citi Broad Investment-Grade Bond Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia U.S. Treasury Index Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (April 30, 2007 — April 30, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Treasury Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at April 30, 2017)
Money Market Funds	0.7
U.S. Treasury Obligations	99.3
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at April 30, 2017)
AAA rating	100.0
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4	Columbia U.S. Treasury Index Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended April 30, 2017, the Fund’s Class A shares returned -0.94% excluding sales charges. The Citi Bond U.S. Treasury Index returned -0.62% over the same period. The Fund generally tracked the benchmark in a period that in the end was largely neutral for U.S. Treasury securities. Fees, which the Fund incurs but the benchmark does not, generally accounted for the slight difference in returns.
An early rally in U.S. Treasuries subsided
Over the past 12 months, changes to the U.S. Treasury yield curve – and therefore Treasury security performance – were primarily driven by unforeseen international referendum and U.S. election results. The Treasury curve flattened during the second quarter of 2016, mainly due to the UK’s “Brexit” vote to leave the European Union, which drove yields within all developed markets lower as security prices rose. The difference in yield between two- and 30-year U.S. Treasuries was 189 basis points at the end of the second quarter of 2016 and dipped to as low as 140 basis points in last August 2016. Most of the rate changes came at the long end of the Treasury yield curve as the market priced in continued slow economic growth and a lack of inflationary pressures. However, the market quickly reversed course after the U.S. election. In the wake of Donald Trump’s surprise victory, investors looked for additional fiscal stimulus, lower taxes and a diminished regulatory burden from the new administration. The two-year versus 30-year Treasury rate differential rose as high as 200 basis points following the election. Subsequently, in the wake of legislative disappointments in Congress and political turmoil within the administration, we saw a slight retracement in this reflation story as the Treasury yield curve returned to pre-Brexit levels. Following all the shifts to the yield curve, the end result was largely neutral Treasury performance over the Fund’s most recent fiscal year ended April 30, 2017.
During the period, the U.S. Federal Reserve (the Fed) raised short-term interest rates in December 2016 and March 2017, and the market consensus as of the end of April was that the U.S. central bank would increase the fed funds rate in June 2017 as well. Over the 12 months ended April 30, 2017, the Fed was very deliberate in its inter-meeting and post-meeting communications, consistently stating that U.S. labor market conditions were improving, economic growth was moderate and inflation was running below their long-term target. Fed officials gave no indication that they believed they were behind the curve (i.e., they feel they have been raising short-term rates quickly enough to head off excess inflation). Instead, they have stated that they can adjust the fed funds rate closer to its typical long-term average in a measured fashion. More recently, the Fed has begun to address its balance sheet. In this case, Fed officials wanted to demonstrate that they plan to adjust the Federal Reserve balance sheet in a way that is least disruptive to the markets. We believe that the Fed will taper its reinvestments in agency mortgage-backed securities and U.S. Treasuries at a predictable level over an extended time horizon. This could keep the yield curve steeper (i.e., longer term rates measurably higher than short-term rates) as the Fed’s longer term Treasury security purchases would be diminished.
At period’s end
As stated, the Brexit referendum and the U.S. presidential election had the biggest impact on rates over the 12-month period, as both results represented a major surprise to investment markets. At the end of the reporting period, the factors that were impacting Treasury yields included geopolitical developments and anticipated tax and stimulus bills from Washington. Day-to-day economic releases such as payroll and inflation reports, as well as unemployment claims, have had less of an impact than the macroeconomic factors mentioned above.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The U.S. government may be unable or unwilling to honor its financial obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These
Columbia U.S. Treasury Index Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia U.S. Treasury Index Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2016 — April 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	984.50	1,022.80	1.70	1.74	0.35
Class B	1,000.00	1,000.00	980.90	1,019.13	5.34	5.45	1.10
Class C	1,000.00	1,000.00	981.20	1,019.37	5.10	5.20	1.05
Class R5	1,000.00	1,000.00	985.30	1,023.54	0.97	0.99	0.20
Class T (formerly Class W)	1,000.00	1,000.00	984.90	1,022.31	2.19	2.23	0.45
Class Y	1,000.00	1,000.00	1,012.40 (a)	1,023.54	0.31 (a)	0.99	0.20 (a)
Class Z	1,000.00	1,000.00	985.30	1,023.54	0.97	0.99	0.20
(a)	Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia U.S. Treasury Index Fund | Annual Report 2017	7

Portfolio of Investments
April 30, 2017
(Percentages represent value of investments compared to net assets)
U.S. Treasury Obligations 99.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
04/15/18	0.750%	12,889,000	12,842,680
05/15/18	1.000%	5,460,000	5,451,471
07/15/18	0.875%	16,495,000	16,438,298
08/15/18	1.000%	5,820,000	5,806,359
08/31/18	0.750%	10,986,000	10,920,765
08/31/18	1.500%	17,179,000	17,246,771
09/15/18	1.000%	5,550,000	5,533,739
10/31/18	0.750%	13,868,000	13,772,117
11/15/18	1.250%	5,435,000	5,437,548
11/30/18	1.250%	1,430,000	1,430,615
12/15/18	1.250%	9,275,000	9,277,898
02/15/19	0.750%	18,636,000	18,471,481
04/15/19	0.875%	7,721,000	7,662,189
04/30/19	1.625%	6,930,000	6,977,644
07/31/19	0.875%	10,986,000	10,880,436
07/31/19	1.625%	9,443,000	9,507,921
08/15/19	0.750%	6,993,000	6,901,490
09/30/19	1.750%	6,250,000	6,310,550
10/31/19	1.500%	7,500,000	7,526,370
01/31/20	1.250%	11,535,000	11,484,085
02/29/20	1.250%	9,015,000	8,970,628
02/29/20	1.375%	10,753,000	10,736,198
03/31/20	1.125%	14,028,000	13,902,520
03/31/20	1.375%	9,586,000	9,565,031
04/30/20	1.375%	5,675,000	5,659,926
05/31/20	1.500%	2,255,000	2,255,705
07/31/20	1.625%	4,545,000	4,559,203
08/15/20	2.625%	5,175,000	5,355,520
08/15/20	8.750%	8,400,000	10,339,879
08/31/20	1.375%	2,655,000	2,640,066
08/31/20	2.125%	1,000,000	1,018,477
09/30/20	1.375%	16,225,000	16,118,523
09/30/20	2.000%	2,400,000	2,434,687
10/31/20	1.375%	4,195,000	4,164,848
10/31/20	1.750%	2,285,000	2,297,586
11/30/20	1.625%	6,670,000	6,674,169
11/30/20	2.000%	4,845,000	4,911,241
12/31/20	1.750%	1,375,000	1,381,016
01/31/21	1.375%	4,395,000	4,352,423
02/28/21	1.125%	31,292,000	30,674,703
03/31/21	1.250%	8,594,000	8,457,033
03/31/21	2.250%	1,500,000	1,532,871
05/15/21	3.125%	2,205,000	2,327,739
07/31/21	2.250%	2,300,000	2,348,965
08/31/21	1.125%	11,200,000	10,911,253
08/31/21	2.000%	2,650,000	2,678,053
09/30/21	2.125%	3,025,000	3,071,676
11/30/21	1.875%	10,229,000	10,272,555
12/31/21	2.125%	3,550,000	3,602,696
01/31/22	1.500%	7,550,000	7,446,187
02/15/22	2.000%	3,000,000	3,029,532
02/28/22	1.750%	12,241,000	12,202,747
03/31/22	1.750%	5,679,000	5,658,147
04/30/22	1.750%	2,710,000	2,698,991
05/31/22	1.875%	5,857,000	5,868,210
06/30/22	2.125%	4,189,000	4,243,654
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
07/31/22	2.000%	2,630,000	2,646,540
08/15/22	1.625%	3,725,000	3,675,819
08/31/22	1.875%	2,070,000	2,068,868
09/30/22	1.750%	8,163,000	8,098,267
10/31/22	1.875%	1,725,000	1,721,091
11/30/22	2.000%	2,000,000	2,007,266
12/31/22	2.125%	1,000,000	1,009,609
01/31/23	1.750%	3,340,000	3,301,904
02/28/23	1.500%	10,389,000	10,120,351
03/31/23	1.500%	7,475,000	7,274,109
05/15/23	1.750%	10,140,000	9,995,424
08/15/23	2.500%	8,850,000	9,098,216
08/31/23	1.375%	11,948,000	11,477,547
10/31/23	1.625%	5,862,000	5,711,786
11/15/23	2.750%	3,075,000	3,207,129
02/15/24	2.750%	3,580,000	3,732,569
03/31/24	2.125%	2,223,000	2,227,515
05/15/24	2.500%	3,886,000	3,987,704
08/15/24	2.375%	8,691,000	8,835,627
11/15/24	2.250%	10,014,000	10,081,284
02/15/25	2.000%	8,063,000	7,959,374
05/15/25	2.125%	6,600,000	6,559,522
08/15/25	2.000%	9,688,000	9,522,248
11/15/25	2.250%	4,000,000	4,001,720
02/15/26	1.625%	13,110,000	12,450,403
02/15/26	6.000%	3,290,000	4,283,810
08/15/26	1.500%	14,437,000	13,500,847
11/15/26	2.000%	6,264,000	6,111,804
11/15/28	5.250%	550,000	709,242
02/15/29	5.250%	1,800,000	2,329,875
05/15/30	6.250%	300,000	429,141
02/15/31	5.375%	1,250,000	1,685,938
02/15/36	4.500%	1,655,000	2,122,731
02/15/39	3.500%	8,239,000	9,189,056
11/15/39	4.375%	2,197,000	2,761,611
05/15/40	4.375%	2,173,000	2,731,954
11/15/40	4.250%	1,250,000	1,545,166
05/15/41	4.375%	4,591,000	5,787,350
08/15/41	3.750%	1,900,000	2,183,294
02/15/43	3.125%	12,253,000	12,663,672
05/15/43	2.875%	2,250,000	2,220,820
08/15/43	3.625%	2,570,000	2,897,374
11/15/43	3.750%	3,000,000	3,456,327
02/15/44	3.625%	2,500,000	2,821,778
05/15/44	3.375%	2,950,000	3,190,378
08/15/44	3.125%	3,062,000	3,164,507
11/15/44	3.000%	11,434,000	11,537,169
02/15/45	2.500%	11,981,000	10,917,686
05/15/45	3.000%	3,400,000	3,427,360
08/15/45	2.875%	5,095,000	5,008,624
11/15/45	3.000%	2,500,000	2,518,360
02/15/46	2.500%	6,250,000	5,680,419
08/15/46	2.250%	6,423,000	5,513,747
11/15/46	2.875%	3,575,000	3,513,835
Total U.S. Treasury Obligations (Cost $710,815,839)			708,918,852

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia U.S. Treasury Index Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Money Market Funds 0.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.869%(a),(b)	4,962,263	4,962,263
Total Money Market Funds (Cost $4,962,174)		4,962,263
Total Investments (Cost: $715,778,013)		713,881,115
Other Assets & Liabilities, Net		993,340
Net Assets		714,874,455
Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at April 30, 2017.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.869%	1,441,192	214,353,172	(210,832,101)	4,962,263	602	20,526	4,962,263
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
April 30, 2017
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
U.S. Treasury Obligations	708,918,852	—	—	—	708,918,852
Money Market Funds	—	—	—	4,962,263	4,962,263
Total Investments	708,918,852	—	—	4,962,263	713,881,115
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia U.S. Treasury Index Fund | Annual Report 2017

Statement of Assets and Liabilities
April 30, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$710,815,839
Affiliated issuers, at cost	4,962,174
Total investments, at cost	715,778,013
Investments, at value
Unaffiliated issuers, at value	708,918,852
Affiliated issuers, at value	4,962,263
Total investments, at value	713,881,115
Receivable for:
Investments sold	5,220,305
Capital shares sold	1,275,703
Dividends	4,160
Interest	3,438,811
Expense reimbursement due from Investment Manager	3,984
Trustees’ deferred compensation plan	52,209
Other assets	2,185
Total assets	723,878,472
Liabilities
Due to custodian	117,208
Payable for:
Investments purchased	7,516,372
Capital shares purchased	445,335
Distributions to shareholders	864,377
Management services fees	7,821
Distribution and/or service fees	369
Other expenses	326
Trustees’ deferred compensation plan	52,209
Total liabilities	9,004,017
Net assets applicable to outstanding capital stock	$714,874,455
Represented by
Paid in capital	719,550,985
Excess of distributions over net investment income	(242,778)
Accumulated net realized loss	(2,536,854)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(1,896,987)
Investments - affiliated issuers	89
Total - representing net assets applicable to outstanding capital stock	$714,874,455
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2017	11

Statement of Assets and Liabilities  (continued)
April 30, 2017
Class A
Net assets	$48,312,286
Shares outstanding	4,368,036
Net asset value per share	$11.06
Class B
Net assets	$11,535
Shares outstanding	1,043
Net asset value per share	$11.06
Class C
Net assets	$6,937,906
Shares outstanding	627,273
Net asset value per share	$11.06
Class R5
Net assets	$24,839,451
Shares outstanding	2,249,893
Net asset value per share	$11.04
Class T(a)
Net assets	$1,912,828
Shares outstanding	173,009
Net asset value per share	$11.06
Maximum offering price per share(b)	$11.34
Class Y
Net assets	$252,340,960
Shares outstanding	22,674,847
Net asset value per share	$11.13
Class Z
Net assets	$380,519,489
Shares outstanding	34,398,682
Net asset value per share	$11.06

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia U.S. Treasury Index Fund | Annual Report 2017

Statement of Operations
Year Ended April 30, 2017
Net investment income
Income:
Dividends — affiliated issuers	$20,526
Interest	12,845,111
Total income	12,865,637
Expenses:
Management services fees	3,182,138
Distribution and/or service fees
Class A	120,819
Class B	4,469
Class C	94,536
Class T(a)	358,943
Compensation of board members	32,377
Other	5,623
Total expenses	3,798,905
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,625,963)
Fees waived by distributor
Class A	(48,380)
Class B	(448)
Class C	(14,205)
Expense reduction	(580)
Total net expenses	2,109,329
Net investment income	10,756,308
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(589,165)
Investments — affiliated issuers	602
Net realized loss	(588,563)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(18,664,287)
Investments — affiliated issuers	89
Net change in unrealized appreciation (depreciation)	(18,664,198)
Net realized and unrealized loss	(19,252,761)
Net decrease in net assets resulting from operations	$(8,496,453)

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2017	13

Statement of Changes in Net Assets
	Year Ended April 30, 2017 (a)	Year Ended April 30, 2016
Operations
Net investment income	$10,756,308	$6,802,905
Net realized gain (loss)	(588,563)	1,207,986
Net change in unrealized appreciation (depreciation)	(18,664,198)	7,666,863
Net increase (decrease) in net assets resulting from operations	(8,496,453)	15,677,754
Distributions to shareholders
Net investment income
Class A	(614,613)	(419,707)
Class B	(2,183)	(5,083)
Class C	(53,021)	(49,117)
Class I(b)	(3,359,934)	(1,578,525)
Class R5	(252,968)	(46,260)
Class T(c)	(1,639,877)	(1,537,937)
Class Y	(389,283)	—
Class Z	(4,463,607)	(3,286,714)
Net realized gains
Class A	(142,080)	(162,218)
Class B	(1,298)	(3,942)
Class C	(30,129)	(38,698)
Class I(b)	(728,815)	(469,920)
Class R5	(70,784)	(15,825)
Class T(c)	(509,041)	(373,381)
Class Z	(886,366)	(1,071,971)
Total distributions to shareholders	(13,143,999)	(9,059,298)
Increase in net assets from capital stock activity	4,458,877	292,974,152
Total increase (decrease) in net assets	(17,181,575)	299,592,608
Net assets at beginning of year	732,056,030	432,463,422
Net assets at end of year	$714,874,455	$732,056,030
Undistributed (excess of distributions over) net investment income	$(242,778)	$176,307

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia U.S. Treasury Index Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2017 (a)		April 30, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (b)	3,863,235	43,355,098	5,031,370	56,443,621
Distributions reinvested	44,549	498,648	39,518	442,365
Redemptions	(3,234,468)	(36,102,518)	(4,207,867)	(47,017,172)
Net increase	673,316	7,751,228	863,021	9,868,814
Class B
Subscriptions	49	554	3,599	40,427
Distributions reinvested	243	2,709	563	6,286
Redemptions (b)	(62,848)	(698,957)	(46,565)	(523,946)
Net decrease	(62,556)	(695,694)	(42,403)	(477,233)
Class C
Subscriptions	220,702	2,508,461	470,430	5,288,219
Distributions reinvested	7,299	81,345	7,706	86,076
Redemptions	(473,184)	(5,240,743)	(237,289)	(2,666,588)
Net increase (decrease)	(245,183)	(2,650,937)	240,847	2,707,707
Class I(c)
Subscriptions	11,378,487	128,340,323	10,826,689	120,565,663
Distributions reinvested	341,612	3,830,880	182,619	2,048,243
Redemptions	(27,220,089)	(300,370,806)	(1,475,657)	(16,587,694)
Net increase (decrease)	(15,499,990)	(168,199,603)	9,533,651	106,026,212
Class R5
Subscriptions	2,424,536	27,644,692	298,452	3,340,022
Distributions reinvested	4,975	55,477	3,070	34,345
Redemptions	(524,698)	(5,828,543)	(187,355)	(2,100,080)
Net increase	1,904,813	21,871,626	114,167	1,274,287
Class T(d)
Subscriptions	1,205,525	13,703,764	18,119,536	202,280,449
Distributions reinvested	191,167	2,148,760	170,398	1,911,141
Redemptions	(21,101,986)	(233,576,324)	(5,055,156)	(57,152,634)
Net increase (decrease)	(19,705,294)	(217,723,800)	13,234,778	147,038,956
Class Y(c)
Subscriptions	23,401,826	259,058,736	—	—
Distributions reinvested	35,010	389,258	—	—
Redemptions	(761,989)	(8,469,233)	—	—
Net increase	22,674,847	250,978,761	—	—
Class Z
Subscriptions	16,430,198	183,419,304	11,149,410	125,689,191
Distributions reinvested	391,515	4,377,733	285,516	3,198,038
Redemptions	(6,644,450)	(74,669,741)	(9,151,215)	(102,351,820)
Net increase	10,177,263	113,127,296	2,283,711	26,535,409
Total net increase (decrease)	(82,784)	4,458,877	26,227,772	292,974,152

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(d)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
4/30/2017	$11.34	0.14	(0.25)	(0.11)	(0.14)	(0.03)
4/30/2016	$11.28	0.14	0.12	0.26	(0.14)	(0.06)
4/30/2015	$11.03	0.15	0.26	0.41	(0.15)	(0.01)
4/30/2014	$11.52	0.14	(0.36)	(0.22)	(0.15)	(0.12)
4/30/2013	$11.74	0.13	0.11	0.24	(0.13)	(0.33)
Class B
4/30/2017	$11.34	0.06	(0.25)	(0.19)	(0.06)	(0.03)
4/30/2016	$11.28	0.06	0.12	0.18	(0.06)	(0.06)
4/30/2015	$11.02	0.06	0.27	0.33	(0.06)	(0.01)
4/30/2014	$11.52	0.05	(0.37)	(0.32)	(0.06)	(0.12)
4/30/2013	$11.74	0.05	0.10	0.15	(0.04)	(0.33)
Class C
4/30/2017	$11.34	0.06	(0.24)	(0.18)	(0.07)	(0.03)
4/30/2016	$11.28	0.07	0.12	0.19	(0.07)	(0.06)
4/30/2015	$11.02	0.07	0.27	0.34	(0.07)	(0.01)
4/30/2014	$11.52	0.07	(0.37)	(0.30)	(0.08)	(0.12)
4/30/2013	$11.74	0.06	0.11	0.17	(0.06)	(0.33)
Class R5
4/30/2017	$11.32	0.16	(0.25)	(0.09)	(0.16)	(0.03)
4/30/2016	$11.26	0.16	0.12	0.28	(0.16)	(0.06)
4/30/2015	$11.01	0.17	0.26	0.43	(0.17)	(0.01)
4/30/2014	$11.51	0.17	(0.38)	(0.21)	(0.17)	(0.12)
4/30/2013 (d)	$11.68	0.08	(0.04) (e)	0.04	(0.08)	(0.13)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia U.S. Treasury Index Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.17)	$11.06	(0.94%)	0.65%	0.35% (c)	1.27%	50%	$48,312
(0.20)	$11.34	2.38%	0.66%	0.35% (c)	1.30%	91%	$41,893
(0.16)	$11.28	3.70%	0.66%	0.38% (c)	1.33%	65%	$31,946
(0.27)	$11.03	(1.92%)	0.66%	0.45% (c)	1.24%	76%	$22,163
(0.46)	$11.52	2.06%	0.66%	0.45% (c)	1.15%	99%	$28,129

(0.09)	$11.06	(1.68%)	1.40%	1.10% (c)	0.49%	50%	$12
(0.12)	$11.34	1.62%	1.41%	1.10% (c)	0.54%	91%	$721
(0.07)	$11.28	3.02%	1.41%	1.13% (c)	0.58%	65%	$1,196
(0.18)	$11.02	(2.74%)	1.41%	1.20% (c)	0.49%	76%	$1,489
(0.37)	$11.52	1.30%	1.40%	1.20% (c)	0.40%	99%	$2,162

(0.10)	$11.06	(1.63%)	1.40%	1.05% (c)	0.56%	50%	$6,938
(0.13)	$11.34	1.67%	1.41%	1.05% (c)	0.59%	91%	$9,892
(0.08)	$11.28	3.11%	1.41%	1.05% (c)	0.66%	65%	$7,124
(0.20)	$11.02	(2.59%)	1.41%	1.05% (c)	0.64%	76%	$6,417
(0.39)	$11.52	1.45%	1.41%	1.05% (c)	0.55%	99%	$10,111

(0.19)	$11.04	(0.80%)	0.41%	0.20%	1.45%	50%	$24,839
(0.22)	$11.32	2.54%	0.41%	0.20%	1.45%	91%	$3,906
(0.18)	$11.26	3.89%	0.41%	0.20%	1.50%	65%	$2,600
(0.29)	$11.01	(1.76%)	0.41%	0.20%	1.52%	76%	$1,431
(0.21)	$11.51	0.31%	0.45% (f)	0.20% (f)	1.41% (f)	99%	$2
Columbia U.S. Treasury Index Fund | Annual Report 2017	17

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class T(g)
4/30/2017	$11.33	0.13	(0.24)	(0.11)	(0.13)	(0.03)
4/30/2016	$11.27	0.13	0.12	0.25	(0.13)	(0.06)
4/30/2015	$11.02	0.13	0.27	0.40	(0.14)	(0.01)
4/30/2014	$11.52	0.14	(0.37)	(0.23)	(0.15)	(0.12)
4/30/2013 (h)	$11.90	0.11	(0.05) (e)	0.06	(0.11)	(0.33)
Class Y
4/30/2017 (i)	$11.02	0.03	0.11 (e)	0.14	(0.03)	—
Class Z
4/30/2017	$11.34	0.16	(0.25)	(0.09)	(0.16)	(0.03)
4/30/2016	$11.28	0.16	0.12	0.28	(0.16)	(0.06)
4/30/2015	$11.02	0.17	0.27	0.44	(0.17)	(0.01)
4/30/2014	$11.52	0.17	(0.38)	(0.21)	(0.17)	(0.12)
4/30/2013	$11.74	0.16	0.11	0.27	(0.16)	(0.33)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Annualized.
(g)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(h)	Class T shares commenced operations on June 18, 2012. Per share data and total return reflect activity from that date.
(i)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia U.S. Treasury Index Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.16)	$11.06	(0.95%)	0.65%	0.45% (c)	1.15%	50%	$1,913
(0.19)	$11.33	2.28%	0.65%	0.45% (c)	1.17%	91%	$225,255
(0.15)	$11.27	3.63%	0.65%	0.45% (c)	1.20%	65%	$74,873
(0.27)	$11.02	(2.00%)	0.66%	0.45% (c)	1.24%	76%	$12,167
(0.44)	$11.52	0.52%	0.65% (f)	0.45% (f)	1.10% (f)	99%	$29,171

(0.03)	$11.13	1.24%	0.40% (f)	0.20% (f)	1.52% (f)	50%	$252,341

(0.19)	$11.06	(0.79%)	0.40%	0.20% (c)	1.42%	50%	$380,519
(0.22)	$11.34	2.54%	0.41%	0.20% (c)	1.44%	91%	$274,641
(0.18)	$11.28	3.98%	0.41%	0.20% (c)	1.51%	65%	$247,434
(0.29)	$11.02	(1.76%)	0.41%	0.20% (c)	1.49%	76%	$194,297
(0.49)	$11.52	2.31%	0.41%	0.20% (c)	1.40%	99%	$227,687
Columbia U.S. Treasury Index Fund | Annual Report 2017	19

Notes to Financial Statements
April 30, 2017
Note 1. Organization
Columbia U.S. Treasury Index Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge (CDSC).
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective on or about July 17, 2017, Class B shares will automatically convert to Class A shares and the Fund will no longer accept investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which
20	Columbia U.S. Treasury Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia U.S. Treasury Index Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
April 30, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.40% of the Fund’s average daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and plan administration fees and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
22	Columbia U.S. Treasury Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2017, these minimum account balance fees reduced total expenses of the Fund by $580.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C and Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class T shares of the Fund, respectively.
Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class T shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class T shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class T shares.
The Distributor has voluntarily agreed to waive a portion of the service fee for Class A, Class B and Class C shares so that the service fee does not exceed 0.15% annually of the average daily net assets attributable to each such share class. This arrangement may be modified or terminated by the Distributor at any time.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.70% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Columbia U.S. Treasury Index Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
April 30, 2017
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2017, if any, are listed below:
Amount ($)
Class A	13,325
Class C	1,135
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
Fee rates contractual through August 31, 2017
Class A	0.450%
Class B	1.200
Class C	1.200
Class R5	0.200
Class T	0.450
Class Y	0.200*
Class Z	0.200
*Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through August 31, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class A, Class B and Class C distribution and service fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, post-October capital losses, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities and distribution reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
24	Columbia U.S. Treasury Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(399,907)	399,908	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
April 30, 2017			April 30, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
11,973,448	1,170,551	13,143,999	6,923,343	2,135,955	9,059,298
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
579,333	—	—	(2,972,794)
At April 30, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
716,853,909	3,838,149	(6,810,943)	(2,972,794)
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of April 30, 2017, the Fund elected to treat the following late-year ordinary losses and post-October capital losses as arising on May 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
—	1,460,958
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $393,903,289 and $389,975,963, respectively, for the year ended April 30, 2017, of which $393,903,289 and $389,975,963, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate
Columbia U.S. Treasury Index Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
April 30, 2017
share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended April 30, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Shareholder concentration risk
At April 30, 2017, one unaffiliated shareholder of record owned 11.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 71.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
26	Columbia U.S. Treasury Index Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia U.S. Treasury Index Fund | Annual Report 2017	27

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia U.S. Treasury Index Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia U.S. Treasury Index Fund (the “Fund”, a series of Columbia Funds Series Trust I) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2017
28	Columbia U.S. Treasury Index Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend
$405,945
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia U.S. Treasury Index Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) since September 2007	57	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	57	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	57	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	57	Director, CSX Corporation; Genworth Financial, Inc. (financial and insurance products and services); Paypal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
30	Columbia U.S. Treasury Index Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Charles R. Nelson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Trustee 1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	57	None
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College since August 2007; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	57	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	57	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	57	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Columbia U.S. Treasury Index Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS  (continued)
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	57	Board of Governors, Gateway Healthcare since January 2016; Trustee, New Century Portfolios since March 2015; and Director, The Autism Project since March 2015
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Partners (investment consulting services to institutions) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	57	Healthcare Services for Children with Special Needs
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively;Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
32	Columbia U.S. Treasury Index Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Columbia U.S. Treasury Index Fund | Annual Report 2017	33

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
34	Columbia U.S. Treasury Index Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia U.S. Treasury Index Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN237_04_G01_(06/17)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the three series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2017 and April 30, 2016 are approximately as follows:

2017	2016
$242,800	$154,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended April 30, 2017 and April 30, 2016 are approximately as follows:

2017	2016
$9,300	$2,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal years 2017 and 2016, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2017 also includes agreed-upon procedures related to issuance of consents and review of Form N-1A.

During the fiscal years ended April 30, 2017 and April 30, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2017 and April 30, 2016 are approximately as follows:

2017	2016
$39,900	$33,100

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2017 and 2016 also include Tax Fees for foreign tax filings.

During the fiscal years ended April 30, 2017 and April 30, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2017 and April 30, 2016 are approximately as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended April 30, 2017 and April 30, 2016 are approximately as follows:

2017	2016
$232,500	$335,000

In fiscal years 2017 and 2016, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended April 30, 2017 and April 30, 2016 are approximately as follows:

2017	2016
$281,700	$370,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	June 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	June 23, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	June 23, 2017